UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1. Reports to Stockholders.

December 31, 2019

Annual Report

Victory INCORE Investment Quality Bond Fund

Victory INCORE Low Duration Bond Fund

Victory High Yield Fund

Victory Tax-Exempt Fund

Victory High Income Municipal Bond Fund

Victory Floating Rate Fund

Victory Strategic Income Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	5
Fund Review and Commentary (unaudited)	7
Financial Statements
The Victory Fixed Income Funds
Victory INCORE Investment Quality Bond Fund
Schedule of Portfolio Investments	27
Statements of Assets and Liabilities	62
Statements of Operations	65
Statements of Changes in Net Assets	68-70
Financial Highlights	76-77
Victory INCORE Low Duration Bond Fund
Schedule of Portfolio Investments	34
Statements of Assets and Liabilities	62
Statements of Operations	65
Statements of Changes in Net Assets	68-70
Financial Highlights	78-79
Victory High Yield Fund
Schedule of Portfolio Investments	40
Statements of Assets and Liabilities	62
Statements of Operations	65
Statements of Changes in Net Assets	68-70
Financial Highlights	80-81
Victory Tax-Exempt Fund
Schedule of Portfolio Investments	45
Statements of Assets and Liabilities	63
Statements of Operations	66
Statements of Changes in Net Assets	71-73
Financial Highlights	82-83
Victory High Income Municipal Bond Fund
Schedule of Portfolio Investments	48
Statements of Assets and Liabilities	63
Statements of Operations	66
Statements of Changes in Net Assets	71-73
Financial Highlights	84-85
Victory Floating Rate Fund
Schedule of Portfolio Investments	51
Statements of Assets and Liabilities	63
Statements of Operations	66
Statements of Changes in Net Assets	71-73
Financial Highlights	86-87
Victory Strategic Income Fund
Schedule of Portfolio Investments	56
Statement of Assets and Liabilities	64
Statement of Operations	67
Statements of Changes in Net Assets	74-75
Financial Highlights	88-89

Table of Contents (continued)

Notes to Financial Statements	90
Report of Independent Registered Public Accounting Firm	107
Supplemental Information (unaudited)	108
Trustee and Officer Information	108
Proxy Voting and Form Portfolio Holdings Information	111
Expense Examples	111
Additional Federal Income Tax Information	113
Advisory Contract Approval	114

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

Following a small dip in early October, interest rates and stocks both took a steep trip higher in Q4 concluding an impressive year for both stocks and bonds. Themes driving 2019 returns included an about face on monetary policy by the U.S. Federal Reserve, a global reach for yield driven by negative interest rate policies in Japan and Europe, a resilient U.S. consumer, and easing trade tensions.

Taking its cues from market volatility in late 2018 and early 2019, the Federal Reserve quickly changed course from their December 2018 stance of "auto-pilot" on quantitative tightening, and the need for more interest rate increases in 2019. As the yield curve inverted in Q3, the Federal Reserve responded by lowering the Federal Funds Target Rate by .75% over three meetings. In late Q3 and Q4, repurchase rate volatility inspired the Federal Reserve to end quantitative tightening and instead expand their balance sheet by purchasing $173 billion in U.S. Treasury securities, the bulk of the purchases being in U.S. Treasury bills. Chairman Powell convinced board members to cut rates enough to un-invert the yield curve, and moved them to a low-inflation, rates-lower-for-longer outlook. This policy reversal moved longer term yields lower by nearly 1% for the year, providing the bond market with strong absolute returns in 2019. Negative interest rate policies in Japan and Europe also drove international investors to the U.S. bond market in search of positive yields, and lower rates domestically inspired U.S. investors to reach for yield, providing an even greater boost to corporate bond returns relative to U.S. Treasuries.

The U.S. consumer, not surprisingly, remained confident and seemingly willing to spend. U3 (U.S. official) unemployment rate is at 3.5%, and U6 (broader measure) unemployment rate is at 6.7% and trending lower, and are both at generational lows. The percentage of U.S. workers who perceive jobs as plentiful versus those who perceive jobs as hard to get are at levels not seen since the records set in the late 1990s, and personal income grew 3.9% over the year. This confidence reflected in retail sales which grew at a 5.8% annual rate, ending the year with strong holiday sales and counterbalancing lackluster business investment due to trade tensions, and driving U.S. GDP to grow at 2.3% with inflation running at a benign 1.6%.

Progress in trade negotiations late in the year brightened the outlook for business and investment, moving markets higher at the end of the year. After months of negotiations to modify the USMCA trade deal with Canada and Mexico, the treaty was passed by the House of Representatives in December, and may be ratified by the Senate soon. Progress was also made with China as a Phase 1 trade deal was scheduled to be signed on January 15.

The Victory INCORE Investment Quality Bond Fund (the "Fund") seeks to provide a high level of current income and capital appreciation without undue risk to principal. For the year ended December 31, 2019, the Fund (Class A Shares at net asset value) returned 7.49%, trailing the Bloomberg Barclays U.S. Aggregate Bond Index which returned 8.72%. The bulk of underperformance came from sector allocation in Q1, as we took a cautious stance and entered the year underweight corporate bond exposure and overweight mortgage-backed securities. Interest rate and yield curve positioning were small detractors for the year, as was credit selection.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Investment Quality Bond Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	7.49%	5.33%	6.65%	5.65%	7.14%	7.76%	8.72%
Three Year	3.38%	2.70%	2.52%	2.52%	2.98%	3.63%	4.03%
Five Year	2.67%	2.25%	1.78%	1.78%	2.27%	2.87%	3.05%
Ten Year	3.73%	3.52%	2.89%	2.89%	3.33%	3.95%	3.75%
Since Inception	4.80%	4.73%	3.83%	3.83%	4.01%	4.40%	N/A
Expense Ratios
Gross	1.13%		2.10%		1.69%	1.12%
With Applicable Waivers	0.90%		1.77%		1.30%	0.66%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Investment Quality Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

Following a small dip in early October, interest rates and stocks both took a steep trip higher in Q4 concluding an impressive year for both stocks and bonds. Themes driving 2019 returns included an about face on monetary policy by the U.S. Federal Reserve, a global reach for yield driven by negative interest rate policies in Japan and Europe, a resilient U.S. consumer, and easing trade tensions.

Taking its cues from market volatility in late 2018 and early 2019, the Federal Reserve quickly changed course from their December 2018 stance of "auto-pilot" on quantitative tightening, and the need for more interest rate increases in 2019. As the yield curve inverted in Q3, the Federal Reserve responded by lowering the Federal Funds Target Rate by .75% over three meetings. In late Q3 and Q4, repurchase rate volatility inspired the Federal Reserve to end quantitative tightening and instead expand their balance sheet by purchasing $173 billion in U.S. Treasury securities, the bulk of the purchases being in U.S. Treasury bills. Chairman Powell convinced board members to cut rates enough to un-invert the yield curve, and moved them to a low-inflation, rates-lower-for-longer outlook. This policy reversal moved longer term yields lower by nearly 1% for the year, providing the bond market with strong absolute returns in 2019. Negative interest rate policies in Japan and Europe also drove international investors to the U.S. bond market in search of positive yields, and lower rates domestically inspired U.S. investors to reach for yield, providing an even greater boost to corporate bond returns relative to U.S. Treasuries.

The U.S. consumer, not surprisingly, remained confident and seemingly willing to spend. U3 (U.S. official) unemployment rate is at 3.5%, and U6 (broader measure) unemployment rate is at 6.7% and trending lower, and are both at generational lows. The percentage of U.S. workers who perceive jobs as plentiful versus those who perceive jobs as hard to get are at levels not seen since the records set in the late 1990s, and personal income grew 3.9% over the year. This confidence reflected in retail sales which grew at a 5.8% annual rate, ending the year with strong holiday sales and counterbalancing lackluster business investment due to trade tensions, and driving U.S. GDP to grow at 2.3% with inflation running at a benign 1.6%.

Progress in trade negotiations late in the year brightened the outlook for business and investment, moving markets higher at the end of the year. After months of negotiations to modify the USMCA trade deal with Canada and Mexico, the treaty was passed by the House of Representatives in December, and may be ratified by the Senate soon. Progress was also made with China as a Phase 1 trade deal was scheduled to be signed on January 15.

The Victory INCORE Low Duration Bond Fund (the "Fund") seeks to provide a high level of current income consistent with preservation of capital. For the year ended December 31, 2019, the Fund (Class A Shares at net asset value) returned 3.51%, slightly trailing the Bloomberg Barclays U.S. Government 1-3 year Bond Index which returned 3.59%. The Fund was positioned relatively defensively early in the year, while duration and yield curve positioning were slight detractors.

Victory Fixed Income Funds (Unaudited)

Victory INCORE Low Duration Bond Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	7/30/03		7/30/03		7/30/03	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Government 1-3 Year Bond Index[1]
One Year	3.51%	1.45%	2.81%	1.81%	3.17%	3.76%	3.59%
Three Year	1.90%	1.23%	1.15%	1.15%	1.50%	2.14%	1.86%
Five Year	1.60%	1.20%	0.83%	0.83%	1.19%	1.84%	1.40%
Ten Year	1.75%	1.54%	0.99%	0.99%	1.34%	1.98%	1.25%
Since Inception	2.42%	2.30%	1.65%	1.65%	2.01%	2.23%	N/A
Expense Ratios
Gross	0.90%		1.68%		1.87%	0.68%
With Applicable Waivers	0.85%		1.62%		1.27%	0.62%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Low Duration Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Discussion

The Victory High Yield Fund (the "Fund") seeks to provide current income. Capital appreciation is a secondary objective. For the year ended December 31, 2019, the Bloomberg Barclays U.S. Corporate High Yield Index (the "Index") rose 14.32% while the Fund returned 14.90% (Class A Shares at net asset value).

Security selection, particularly at the lower end of the ratings scale and in gaming and pharmaceuticals, was the source of the Fund's outperformance. The Fund's underweight position in the volatile energy sector also was a key contributor to its relative performance.

Asset allocation, specifically the Fund's out-of-Index allocation to floating rate bank loans, detracted from its performance relative to the Index, as did the Fund's underweight position in BB-rated bonds and security selection in manufacturing.

Portfolio Review

We slightly decreased our exposure to floating rate loans in the second half of the year, sometimes swapping out loans to add to existing high-yield bond positions from the same issuer. Our exposure to loans remained substantial, however, as their underperformance relative to high-yield bonds created some compelling relative value opportunities.

Despite the possibility of idiosyncratic rallies in Energy, particularly in response to geopolitical events, we continued to anticipate further deterioration in what we believe is an unfavorable supply and demand dynamic for oil, and thus we remained cautious about the sector.

We continued to view valuations in the higher-quality segment of the market as unattractive. We increased the Fund's CCC-rated exposure over the course of the year given our desire to capture excess return from company-specific opportunities while remaining nimble enough to reduce exposure quickly if necessary.

Market Review

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed-income asset classes also broke into the double digits as the U.S. Federal Reserve (the "Fed") and other central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the U.S. Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund (continued)

The S&P 500® Index returned 31.5% for the year, its best showing since 1997. In fixed income, the 10-year Treasury returned 8.9%.

High Yield Market Review

What a difference 12 months made. At the end of 2018, the high-yield market was unloved, with yields approaching 8.0%. It seemed unthinkable that all would be forgiven another year into one of the longest positive credit cycles in memory, but that's what happened.

The Index advanced in bursts during the year with strong rallies in January, June, and December. The January 2019 advance was a Fed-fueled rebound from a sharply oversold December 2018; the June rally was triggered by both the Fed and an improvement in the trade outlook; and December brought a potent surge for riskier assets.

Quality led the way in 2019 with each successive rating category outperforming the one below it. At a time when riskier assets generally outperformed, the underperformance of CCC-rated bonds may seem like something of an enigma. The explanation was that this category contained a high percentage of distressed and defaulting energy companies. Excluding energy and commodities, CCC-rated bonds posted a respectable 12.0% annual return.

High Yield Market Outlook

The end of 2019 presented a mirror image of the high-yield market at the end of 2018. The year's rebound brought low absolute yields, tight credit spreads, lower coupon income, and increased sensitivity to increases in interest rates. Given these Index characteristics, investors could be forgiven for wondering what could possibly go....right?

With the Index as a whole, possibly not much. But with a highly selective, deeply researched, and focused portfolio, we believe there's still plenty that could go right.

The Index ended 2019 with rich valuations. Fully two-thirds of bonds in it were trading with yields below the 5.4% mean and 41% traded to a yield below 4.0%. Contrast this with year-end 2018 when only 3.6% of the Index traded to a yield below 4.0%. We believe that selectiveness is now more important than ever, and employing a concentrated, high-conviction strategy could potentially avoid the risk of owning low-yielding "passengers" that contribute little and dilute returns.

Sector risks also underscore the importance of research and selection. The high-yield market has experienced an increase in stressed companies in Energy, Health Care, Retail, and Telecommunication, which together accounted for over 36% of the Index at year-end. Skillfully navigating or avoiding these industries could significantly distinguish portfolio returns from Index returns.

New issues are likely to present their own risks in 2020. Issuance is expected to decline from 2019 levels and a scarcity of deals could continue to produce overly generous terms for borrowers, including some unrealistic valuations at levels not seen since near the end of the previous credit cycle in 2007.

Throughout the year, our strategy continued to focus on mid- to lower-rated issues that we believed had clear catalysts for improvement. At the same time, we continued to choose certain high-quality secured loans over bonds, often from the same issuer, given loans' more attractive valuations and minimal duration risk.

The Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund (continued)

Overall Market Outlook

We believe that while the Fed's renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a meaningful impact on securities markets throughout 2019. We believe that much will continue to depend on whether investors view the Fed and its peers around the world as both committed to supporting growth and capable of doing so. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn. We continue to view global growth concerns, domestic politics, trade tensions, and energy prices as key potential catalysts for shifts in risk.

As we attempt to balance the genuine benefit of current Fed policy and the minimal risk of imminent recession with the fact that the economy is decelerating and there are few obvious catalysts to boost returns, we believe it is important to take a highly selective approach rather than counting on broad-based spread tightening.

Victory Fixed Income Funds (Unaudited)

Victory High Yield Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	9/1/98		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Corporate High Yield Index[1]
One Year	14.90%	12.54%	14.24%	13.24%	14.48%	15.25%	14.32%
Three Year	8.20%	7.47%	7.49%	7.49%	7.84%	8.49%	6.37%
Five Year	6.89%	6.47%	6.18%	6.18%	6.50%	7.17%	6.13%
Ten Year	7.23%	7.02%	6.48%	6.48%	6.82%	7.48%	7.57%
Since Inception	6.09%	5.99%	5.49%	5.49%	6.29%	8.93%	N/A
Expense Ratios
Gross	1.12%		1.84%		1.35%	0.97%
With Applicable Waivers	1.00%		1.70%		1.35%	0.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory High Yield Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Bloomberg Barclays U.S. Corporate High Yield Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Discussion

The Victory Tax-Exempt Fund (the "Fund") seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital. For the year ended December 31, 2019, the Bloomberg Barclays Municipal Bond Index (the "Index") rose 7.54% while the Fund outperformed the benchmark Index, returning 8.82% (Class A Shares at net asset value).

Yield curve effects, asset allocation, and security selection all contributed to the Fund's outperformance of the Index. Security selection was strong in state and local general obligations and in health care.

Throughout a generally solid year for municipal bonds, we focused on longer-duration issues, while maintaining overweight exposures to Baa-rated and unrated bonds. As spreads compressed at the lower end of the ratings spectrum due to relatively tight supply and strong demand for mutual funds, this positioning had a favorable impact on performance relative to the Index.

Our positions remained substantially underweight in state general obligations and overweight in industrial bonds.

The Fund outperformed the Index in all but the second quarter, when negative security selection in lower-rated bonds, tobacco, and special tax bonds overshadowed other positive impacts. For the full year, the Fund's positioning in A-rated bonds detracted the most from its relative performance. Other detractors in 2019 included security selection in special tax and transportation and a small out-of-Index allocation to bonds rated below Baa3.

Market Review

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed-income asset classes also broke into the double digits as central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the U.S. Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

The S&P 500® Index returned 31.5% for the year, its best showing since 1997. In fixed income, the 10-year Treasury returned 8.9% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.7%. In a municipal market that enjoyed strong technical trends as well as an

Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund (continued)

enthusiastic appetite for risk, the Bloomberg Barclays High Yield Municipal Bond Index returned 10.7%.

The market's momentum was firmly established by the potent rally in the first quarter after the U.S. Federal Reserve (the "Fed") dramatically reversed its formerly bullish tone on the U.S. economy and indicated it could soon switch from raising interest rates to cutting them, which it did three times during the year. The cuts came amid diminishing expectations for economic growth, escalating trade tensions, and a persistent inversion of the Treasury yield curve. In such inversions, which have been a reliable sign that a recession was coming within a year or two, yields on certain shorter-term Treasurys exceed yields on longer-term notes.

U.S. Economic Outlook

Despite the inversion, which has since resolved, most economists are not forecasting a recession within the year given the very low unemployment rate and generally positive, if diminished, economic momentum.

The Fed is estimating 2020 economic growth at or slightly below 2.0% and inflation slightly below its 2.0% target. Unemployment, most recently at 3.5%, is expected to remain below 4.0%.

Market Outlook

We believe that while the Fed's renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a meaningful impact on securities markets throughout 2019. For the time being, investors appear wary but reassured that they will be somewhat protected by accommodative monetary policy, which helps soothe credit market volatility. We believe that much will continue to depend on whether investors view the Fed and its peers as both committed to supporting growth and capable of doing so. Relatively low rates leave central banks with less room to cut rates should they need to fight a recession.

Despite the prevailing market optimism, we believe it is important to take a disciplined approach to risk as valuations increase while the current expansion, already the longest ever, continues to age. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn.

Municipal Outlook

We expect supply to remain ample in most ratings categories as issuers take advantage of steady demand and low interest rates. Individual investors dominate the municipal market, and many who live in high tax states are seeking out municipal assets to offset the loss of other tax deductions.

We continue to favor bonds from those states since we believe the relatively stable retail demand there can allow us to react quickly to rising interest rates or other negative developments in the market.

As always, we seek bonds that we believe represent a good value. Due to the number of issuers and the inherent inefficiencies in the municipal market, in-depth research remains a top priority for us.

Victory Fixed Income Funds (Unaudited)

Victory Tax-Exempt Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class Y
INCEPTION DATE	2/16/93		8/7/00		5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]
One Year	8.82%	6.68%	7.97%	6.97%	9.06%	7.54%
Three Year	5.74%	5.02%	4.90%	4.90%	5.86%	4.72%
Five Year	3.67%	3.26%	2.87%	2.87%	3.81%	3.53%
Ten Year	4.08%	3.87%	3.27%	3.27%	4.22%	4.34%
Since Inception	4.66%	4.58%	3.93%	3.93%	4.43%	N/A
Expense Ratios
Gross	0.97%		1.78%		0.77%
With Applicable Waivers	0.80%		1.60%		0.69%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Tax-Exempt Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Discussion

The Victory High Income Municipal Bond Fund (the "Fund") seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation. For the year ended December 31, 2019, the Bloomberg Barclays Municipal Bond Index (the "Index") rose 7.54% while the Fund outperformed the benchmark Index, returning 8.04% (Class A Shares at net asset value).

Yield curve effects, asset allocation, and security selection all contributed to the Fund's outperformance of the Index. Security selection was strong in state and local General Obligations, Transportation, and Leasing.

Throughout a generally solid year for municipal bonds, we focused on longer-duration issues, while maintaining overweight exposures to Baa-rated and unrated bonds. As spreads compressed at the lower end of the ratings spectrum due to relatively tight supply and strong demand for mutual funds over the course of the year, this positioning had a favorable impact on performance relative to the Index.

Our positions remained substantially underweight in state general obligations and overweight in industrial and special tax bonds.

The Fund outperformed the Index in all but the second quarter, when negative security selection in A and Baa-rated bonds, Tobacco, Housing, and Health Care overshadowed other positive impacts. For the full year, the Fund's modest allocation to unrated bonds detracted the most from its relative performance. Other detractors in 2019 included both security selection and asset allocation in housing, and security selection in A-rated bonds.

In a municipal market that enjoyed strong technical trends as well as an enthusiastic appetite for risk, the Bloomberg Barclays High Yield Municipal Bond Index, which is the Fund's secondary index, returned 10.7%. That index consists mostly of bonds rated below investment grade, whereas the Fund is primarily investment grade.

Market Review

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed income asset classes also broke into the double digits as central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the U.S. Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund (continued)

The S&P 500® Index returned 31.5% for the year, its best showing since 1997. In fixed income, the 10-year U.S. Treasury returned 8.9% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.7%.

The market's momentum was firmly established by the potent rally in the first quarter after the U.S. Federal Reserve (the "Fed") dramatically reversed its formerly bullish tone on the U.S. economy and indicated it could soon switch from raising interest rates to cutting them, which it did three times during the year. The cuts came amid diminishing expectations for economic growth, escalating trade tensions, and a persistent inversion of the Treasury yield curve. In such inversions, which have been a reliable sign that a recession was coming within a year or two, yields on certain shorter-term Treasurys exceed yields on longer-term notes.

U.S. Economic Outlook

Despite the inversion, which has since resolved, most economists are not forecasting a recession within the year given the very low unemployment rate and generally positive, if diminished, economic momentum.

The Fed is estimating 2020 economic growth at or slightly below 2.0% and inflation slightly below its 2.0% target. Unemployment, most recently at 3.5%, is expected to remain below 4.0%.

Market Outlook

We believe that while the Fed's renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a meaningful impact on securities markets throughout 2019. For the time being, investors appear wary but reassured that they will be somewhat protected by accommodative monetary policy, which helps soothe credit market volatility. We believe that much will continue to depend on whether investors view the Fed and its peers as both committed to supporting growth and capable of doing so. Relatively low rates leave central banks with less room to cut rates should they need to fight a recession.

Despite the prevailing market optimism, we believe it is important to take a disciplined approach to risk as valuations increase while the current expansion, already the longest ever, continues to age. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn.

Municipal Outlook

We expect supply to remain ample in most ratings categories as issuers take advantage of steady demand and low interest rates. Individual investors dominate the municipal market, and many who live in high tax states are seeking out municipal assets to offset the loss of other tax deductions.

We continue to favor bonds from those states since we believe the relatively stable retail demand there can allow us to react quickly to rising interest rates or other negative developments in the market.

As always, we seek bonds that we believe represent a good value. Due to the number of issuers and the inherent inefficiencies in the municipal market, in-depth research remains a top priority for us.

Victory Fixed Income Funds (Unaudited)

Victory High Income Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Bloomberg Barclays High Yield Municipal Bond Index[2]
One Year	8.04%	5.90%	7.22%	6.22%	8.29%	7.54%	10.68%
Three Year	5.67%	4.97%	4.86%	4.86%	5.92%	4.72%	8.34%
Five Year	4.06%	3.65%	3.27%	3.27%	4.30%	3.53%	5.93%
Ten Year	5.21%	4.99%	4.47%	4.47%	5.42%	4.34%	7.15%
Since Inception	5.21%	4.99%	4.47%	4.47%	5.42%	N/A	N/A
Expense Ratios
Gross	1.02%			1.78%	0.78%
With Applicable Waivers	0.80%			1.57%	0.57%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory High Income Municipal Bond Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment.

2The Bloomberg Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Bloomberg Barclays High Yield Municipal Bond Index is not available for direct investment.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Discussion

The Victory Floating Rate Fund (the "Fund") seeks to provide a high level of current income. For the year ended December 31, 2019, the S&P/LSTA U.S. Leveraged Loan Index (the "Index") rose 8.64% while the Fund outperformed the benchmark Index, returning 9.43% (Class A Shares at net asset value).

An out-of-Index allocation to high-yield bonds and security selection, particularly in B-rated loans and pharmaceuticals, were the leading contributors to the Fund's performance relative to the Index.

Security selection in the automotive and health care sectors detracted from relative performance, as did an underweight in electronics.

Portfolio Review

In navigating investment challenges, the Fund follows a high-conviction strategy. It typically has 100 to 150 holdings, compared with competitors that may have several times that number. As the current business cycle shows signs of maturing, we believe that having analysts tightly focused on relatively few issuers gives us an advantage in carefully reviewing companies and credit agreements and avoiding weak borrowers that may struggle when the environment turns less forgiving.

We increased our allocation to high-yield bonds, which enhance the Fund's liquidity, to 14% from 10% over the course of the year.

Market Review

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed-income asset classes also broke into the double digits as the U.S. Federal Reserve (the "Fed") and other central banks around the world reassured investors and encouraged risk taking by cutting interest rates.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the U.S. Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

The S&P 500® Index returned 31.5% for the year, its best showing since 1997. In fixed income, the 10-year U.S. Treasury returned 8.9%.

Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund (continued)

Leveraged Loan Market Review

Leveraged loan issuance declined during 2019, and retail investors continued a year-long exodus from leveraged loan mutual funds, withdrawing more than $43 billion. Loans, whose rates reset as interest rates rise, are commonly viewed as a haven from rate increases, which diminished their appeal as the likelihood of interest rate increases faded.

Nevertheless, the negative impact of those outflows was more than offset by the formation of $118 billion in collateralized loan obligations ("CLOs") during the year, which accounted for 71% of the demand for new issuance. CLOs, which are long-term investments available only to institutional investors, are vehicles that package loans together and offer them to investors in tranches.

High Yield Market Outlook

Investors have been favoring highly rated, less-subordinated loans, which in turn led to an increase in repricings among those issuers, often at levels that make the economics challenging at best for CLO issuers. If current trends continue, we would expect as much as a 25% decline in CLO issuance in 2020.

The floating rates for leveraged loans normally are pegged to the London Interbank Offered Rate (LIBOR). Reflecting the Fed rate cuts during the year, three-month LIBOR ended 2019 at 1.8%, down from 2.6% at the end of the first quarter.

We nevertheless remain very positive about leveraged loans. With the 10-year U.S. Treasury yield below 2.0%, longer-duration investments offer little in the way of increased yield opportunity while geometrically increasing interest rate (duration) risk.

The real risk to loan returns lies with defaults, and we see few threats there. The Index's lagging 12-month default rate rose slightly from 1.3% in the third quarter to 1.4% at year end, still well below the 2.9% long-term average. The Fund had no defaults among its holdings, and we remain optimistic about our ability to continue avoiding them through the intensive research and monitoring that a comparatively small number of holdings affords us.

Credit metrics in the leveraged loan market, while slipping a bit this year, still have improved since 2017. In addition to manageable leverage and adequate interest coverage, scheduled maturities have been pushed well into the future.

The amount of loans maturing in the next few years, known as the maturity wall, is quite manageable for borrowers, who have been diligent about continually pushing loan maturities into the future so as not to get caught in a downdraft.

Victory Fixed Income Funds (Unaudited)

Victory Floating Rate Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P/LSTA U.S. Leveraged Loan Index[1]
One Year	9.43%	7.20%	8.49%	7.49%	8.75%	9.65%	8.64%
Three Year	4.47%	3.76%	3.62%	3.62%	3.83%	4.69%	4.35%
Five Year	4.43%	4.01%	3.59%	3.59%	3.83%	4.66%	4.45%
Ten Year	4.51%	4.31%	3.76%	3.76%	4.01%	4.71%	5.01%
Since Inception	4.51%	4.31%	3.76%	3.76%	4.01%	4.71%	N/A
Expense Ratios
Gross	1.14%		1.90%		2.99%	0.89%
With Applicable Waivers	1.00%		1.80%		1.56%	0.78%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Floating Rate Fund — Growth of $10,000

1The S&P/LSTA U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Discussion

The Victory Strategic Income Fund (the "Fund") seeks to provide a high current income with a secondary objective of capital appreciation. For the year ended December 31, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") rose 8.72% while the Fund outperformed the benchmark Index, returning 9.17% (Class A Shares at net asset value).

Asset allocation was the largest contributor to the Fund's outperformance of the Index. Security selection also had a positive impact. Yield curve effects detracted from relative performance as the Fund was underweight in some outperforming long-term bonds.

The Fund's overweight position in BBB-rated corporate bonds with maturities of 3 to 10 years, which increased steadily over the first three quarters of the year and remained stable in the fourth, was the largest contributor. An out-of-Index allocation to floating rate loans during the first half of the year was also a significant contributor. Security selection and an overweight position in corporate bonds rated AAA through A also contributed.

An allocation to high yield in the second and third quarters detracted from relative performance for the year, as did the Fund's underweight position in investment-grade corporate bonds with maturities of 10 to 25 years. Security selection in mortgage-backed securities also had a modestly negative impact.

The Fund outperformed in the first half of the year, when floating rate loans contributed, and underperformed in the second half, when we believed it was prudent to reduce the Fund's exposure to credit risk despite the rally in riskier assets.

Market Review

After a woeful 2018, securities markets roared back in 2019. Returns of 25% or more were commonplace among major equity indexes and returns for traditionally riskier fixed-income asset classes also broke into the double digits as central banks around the world reassured investors and encouraged risk taking by cutting interest rates. Gains were strongest early in the year but remained robust.

The rally defied a daunting array of real and potential threats at home and abroad: cooling economies and heated politics; trade disputes; volatile energy prices; Brexit drama; the impeachment of President Trump; high valuations for many asset classes; and potential early warning signs of recession in the U.S. Treasury market. While these concerns caused bursts of anxiety, investors mostly took comfort from central bank support, steady (if lackluster) economic growth, extremely low unemployment, and strong consumer spending.

The S&P 500® Index returned 31.5% for the year, its best showing since 1997. In fixed income, the 10-year Treasury returned 8.9% in 2019.

Investors' embrace of riskier fixed-income assets was evident in the outperformance of both investment-grade and high-yield corporate debt. The corporate component of the Index,

Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund (continued)

which is investment grade, returned 14.5% for the year, while the Bloomberg Barclays U.S. High Yield Index returned 14.3%.

The market's momentum was firmly established by the potent rally in the first quarter after the U.S. Federal Reserve (the "Fed") dramatically reversed its formerly bullish tone on the U.S. economy and indicated it could soon switch from raising interest rates to cutting them, which it did three times during the year. The cuts came amid diminishing expectations for economic growth, escalating trade tensions, and a persistent inversion of the U.S. Treasury yield curve. In such inversions, which have been a reliable sign that a recession was coming within a year or two, yields on certain shorter-term Treasuries exceed yields on longer-term notes.

U.S. Economic Outlook

Despite the inversion, which has since resolved, most economists are not forecasting a recession within the year given the very low unemployment rate and generally positive, if diminished, economic momentum.

The Fed is estimating 2020 economic growth at or slightly below 2.0% and inflation slightly below its 2.0% target. Unemployment, most recently at 3.5%, is expected to remain below 4.0%.

Global Outlook

Economic growth in much of the world appears to be slowing. The Organization for Economic Cooperation and Development projects world economic growth of 3% or slightly less for 2019 through 2021, the lowest rates since the 2008 financial crisis. In addition, trade-related uncertainty remains a key issue.

Investment Outlook

We believe that while the Fed's renewed focus on supporting economic growth may bear fruit slowly for the U.S. economy, it had a meaningful impact on securities markets throughout 2019. For the time being, investors appear wary but reassured that they will be somewhat protected by accommodative monetary policy, which helps soothe credit market volatility. We believe that much will continue to depend on whether investors view the Fed and its peers as both committed to supporting growth and capable of doing so. Relatively low rates leave central banks with less room to cut rates should they need to fight a recession.

However, risks appear to be growing as valuations and corporate debt levels increase while the current expansion, already the longest ever, continues to age. We would note that a market leaning too heavily on central bank support could be fragile if the Fed proves unwilling or unable to prevent a downturn. We continue to view global growth concerns, domestic politics, trade tensions, and energy prices as key potential catalysts for shifts in risk.

As we attempt to balance the genuine benefit of current Fed policy and the minimal risk of imminent recession with the fact that the economy is decelerating and there are few obvious catalysts to boost returns, we believe it is important to take a disciplined approach to risk. We are not counting on broad-based spread tightening or short-term trading. We currently see the greatest potential benefit in generating carry, which means holding investments for yield where we believe that the yield compensates well for credit risks. We currently see most of those opportunities in investment-grade bonds, including corporates, asset-backed securities, and commercial mortgage-backed securities.

Victory Fixed Income Funds (Unaudited)

Victory Strategic Income Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	9.17%	6.97%	8.26%	7.26%	8.79%	9.35%	8.72%
Three Year	4.46%	3.78%	3.61%	3.61%	4.06%	4.68%	4.03%
Five Year	3.70%	3.28%	2.87%	2.87%	3.28%	3.92%	3.05%
Ten Year	4.42%	4.21%	3.68%	3.68%	4.05%	4.62%	3.75%
Since Inception	4.42%	4.22%	3.69%	3.69%	4.05%	4.62%	N/A
Expense Ratios
Gross	1.09%		1.97%		1.70%	1.06%
With Applicable Waivers	0.95%		1.74%		1.34%	0.74%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Strategic Income Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Asset Backed Securities (0.0%) (a)
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 8/15/21 @ 100 (b)	$13,548	$13,547
Total Asset Backed Securities (Cost $13,547)		13,547
Collateralized Mortgage Obligations (1.8%)
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (b) (c) (d)	250,000	263,891
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 4/15/45	300,000	312,481
Total Collateralized Mortgage Obligations (Cost $616,261)		576,372
Corporate Bonds (44.5%)
Communication Services (2.3%):
Activision Blizzard, Inc., 2.60%, 6/15/22, Callable 5/15/22 @ 100	55,000	55,673
AT&T, Inc. 3.20%, 3/1/22, Callable 2/1/22 @ 100 (b)	77,000	78,848
4.25%, 3/1/27, Callable 12/1/26 @ 100 (b)	110,000	120,735
5.15%, 11/15/46, Callable 5/15/46 @ 100 (b)	126,000	150,518
Comcast Corp., 3.45%, 2/1/50, Callable 8/1/49 @ 100	70,000	71,873
Verizon Communications, Inc. 5.15%, 9/15/23 (b)	69,000	76,628
3.38%, 2/15/25 (b)	74,000	78,337
Vodafone Group PLC, 5.25%, 5/30/48 (e)	89,000	107,061
		739,673
Consumer Discretionary (4.6%):
Best Buy Co., Inc., 4.45%, 10/1/28, Callable 7/1/28 @ 100 (b)	97,000	106,406
D.R. Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100	315,000	315,025
General Motors Co., 4.88%, 10/2/23 (b)	112,000	120,603
Hasbro, Inc., 6.35%, 3/15/40	75,000	87,100
Lear Corp., 5.25%, 5/15/49, Callable 11/15/48 @ 100	75,000	78,101
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	245,000	258,732
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	100,000	114,017
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (b)	126,000	131,452
Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100	70,000	72,825
Starbucks Corp., 3.80%, 8/15/25, Callable 6/15/25 @ 100	120,000	129,545
		1,413,806
Consumer Staples (3.9%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (b)	125,000	135,730
Constellation Brands, Inc., 4.65%, 11/15/28, Callable 8/15/28 @ 100 (b)	80,000	89,977
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100 (e)	52,000	60,699
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (c)	200,000	203,566
Keurig Dr Pepper, Inc. 4.06%, 5/25/23, Callable 4/25/23 @ 100	160,000	169,021
5.09%, 5/25/48, Callable 11/25/47 @ 100 (e)	40,000	48,343
Mead Johnson Nutrition Co., 4.60%, 6/1/44, Callable 12/1/43 @ 100 (b)	105,000	125,174

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	$92,000	$106,479
Suntory Holdings Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100 (c)	200,000	198,792
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	70,000	88,019
		1,225,800
Energy (3.8%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	65,000	66,286
Continental Resources, 4.50%, 4/15/23, Callable 1/15/23 @ 100 (b)	113,000	118,409
Ecopetrol SA, 5.88%, 9/18/23 (b)	155,000	172,072
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100	113,000	113,345
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	40,000	46,848
Marathon Petroleum Corp.
6.50%, 3/1/41, Callable 9/1/40 @ 100	65,000	84,424
5.85%, 12/15/45, Callable 6/15/45 @ 100	50,000	57,040
Occidental Petroleum Corp., 2.90%, 8/15/24, Callable 7/15/24 @ 100	128,000	130,026
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100	120,000	120,978
Statoil ASA, 3.95%, 5/15/43	20,000	22,287
Valero Energy Corp. 4.00%, 4/1/29, Callable 1/1/29 @ 100 (b)	91,000	98,132
6.63%, 6/15/37	140,000	185,879
		1,215,726
Financials (15.1%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	185,000	190,532
4.75%, 1/15/49, Callable 7/15/48 @ 100	20,000	24,393
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	89,000	102,873
Bank of America Corp. 2.33%(LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (b) (e) (f)	130,000	130,265
2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	285,000	287,853
4.20%, 8/26/24, MTN (b)	101,000	108,508
3.25%, 10/21/27, Callable 10/21/26 @ 100, MTN	100,000	104,395
Capital One Financial Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100 (b)	141,000	146,811
Cincinnati Financial Corp., 6.13%, 11/1/34	135,000	184,654
Citigroup, Inc. 2.75%, 4/25/22, Callable 3/25/22 @ 100	175,000	177,767
3.88%, 3/26/25	68,000	71,998
4.60%, 3/9/26 (b)	36,000	39,613
4.45%, 9/29/27 (b)	92,000	101,383
3.88%(LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (f)	51,000	56,242
Enel Finance International NV, 2.88%, 5/25/22 (c)	200,000	202,474
Fifth Third Bancorp, 3.65%, 1/25/24, Callable 12/25/23 @ 100 (b)	163,000	171,963
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	200,000	204,228
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	49,000	51,506
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100	170,000	175,365
5.60%, 7/15/41	52,000	71,449
KeyBank NA, 2.25%, 3/16/20	580,000	580,355

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Morgan Stanley 4.88%, 11/1/22 (b)	$144,000	$154,446
3.75%, 2/25/23 (b)	300,000	314,102
3.13%, 7/27/26, MTN	205,000	211,886
Newcrest Finance Pty Ltd., 5.75%, 11/15/41 (c)	95,000	112,244
The Goldman Sachs Group, Inc., 2.35%, 11/15/21, Callable 11/15/20 @ 100	115,000	115,388
Truist Financial Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100 (e)	260,000	264,519
Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100 (e)	92,000	97,037
Wells Fargo & Co. 4.30%, 7/22/27, MTN	180,000	197,123
4.90%, 11/17/45 (b)	80,000	98,017
		4,749,389
Health Care (3.9%):
AbbVie, Inc. 2.30%, 5/14/21, Callable 4/14/21 @ 100 (b)	152,000	152,550
3.20%, 11/21/29, Callable 8/21/29 @ 100 (c)	135,000	137,768
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	70,000	78,499
Bristol-Myers Squibb Co., 3.40%, 7/26/29, Callable 4/26/29 @ 100 (c)	220,000	235,668
Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100 (b)	465,000	484,957
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	91,000	96,661
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100	65,000	66,285
		1,252,388
Industrials (3.2%):
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	60,000	61,949
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (e)	130,000	134,935
Fortive Corp., 3.15%, 6/15/26, Callable 3/15/26 @ 100 (b)	95,000	97,280
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	195,000	204,196
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	75,000	88,980
Rockwell Automation, Inc. 3.50%, 3/1/29, Callable 12/1/28 @ 100	65,000	70,013
6.25%, 12/1/37	60,000	82,205
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100	49,000	49,496
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100 (e)	56,000	63,346
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (b)	137,000	140,154
		992,554
Information Technology (2.6%):
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	53,000	66,530
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (b)	77,000	78,150
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (b)	86,000	94,674
Micron Technology, Inc., 4.19%, 2/15/27, Callable 12/15/26 @ 100	105,000	112,417
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100	70,000	72,018
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	85,000	85,392
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	95,000	113,476
Tyco Electronics Group SA, 7.13%, 10/1/37	34,000	49,973
VMware, Inc., 2.95%, 8/21/22, Callable 7/21/22 @ 100	170,000	173,259
		845,889

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Materials (1.1%):
Celanese US Holdings LLC, 4.63%, 11/15/22	$100,000	$105,733
LYB International Finance II BV, 3.50%, 3/2/27, Callable 12/2/26 @ 100 (b)	120,000	125,943
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	80,000	86,030
5.20%, 11/2/40	50,000	65,541
		383,247
Real Estate (1.3%):
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100	77,000	79,489
Retail Properties of America, Inc., 4.00%, 3/15/25, Callable 12/15/24 @ 100	155,000	157,908
Service Properties Trust, 4.35%, 10/1/24, Callable 9/1/24 @ 100	160,000	164,723
		402,120
Utilities (2.7%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	120,000	122,761
Consolidated Edison, Inc., 6.30%, 8/15/37	110,000	151,527
Iberdrola International BV 6.75%, 9/15/33	35,000	45,316
6.75%, 7/15/36	28,000	39,101
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100	145,000	147,405
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	105,000	125,946
Public Service Electric & Gas Co., 4.00%, 6/1/44, Callable 12/1/43 @ 100	65,000	70,938
Vistra Operations Co. LLC, 3.70%, 1/30/27, Callable 11/30/26 @ 100 (c)	134,000	133,222
		836,216
Total Corporate Bonds (Cost $13,578,036)		14,056,808
Residential Mortgage Backed Securities (0.6%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 3.11% (LIBOR01M+132bps), 10/25/32, Callable 1/25/20 @ 100 (f)	72,654	72,803
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 2/25/20, Callable 1/25/20 @ 100 (b)	6,576	6,604
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 9/25/29 @ 100 (b) (c) (d)	103,386	104,861
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/20 @ 100 (b)	1,060	1,060
Total Residential Mortgage Backed Securities (Cost $184,019)		185,328
U.S. Government Mortgage Backed Agencies (40.6%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 (b)	26,086	26,823
Series 4139, Class DA, 1.25%, 12/15/27 (b)	411,510	399,562
Series 4395, Class PA, 2.50%, 4/15/37 (b)	141,455	142,385
5.50%, 6/1/38	48,655	54,450
7.00%, 9/1/38 (b)	10,854	13,052
Series 4320, Class AP, 3.50%, 7/15/39 – 3/1/49 (b)	2,130,979	2,218,125

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares or Principal Amount	Value
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (b)	$491,101	$484,801
4.50%, 1/1/41 – 7/1/44 (b)	571,260	619,819
Series 4444, Class CH, 3.00%, 1/15/41	134,438	136,859
Series 4049, Class AB, 2.75%, 12/15/41 (b)	78,440	79,246
Series 4494, Class JA, 3.75%, 5/15/42 (b)	275,831	284,237
		4,459,359
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (b)	228,036	260,407
5.50%, 4/1/22 – 1/1/38 (b)	148,500	165,383
7.00%, 8/1/23 – 6/1/32 (b)	21,568	24,968
7.50%, 12/1/29 – 2/1/31 (b)	22,040	25,346
8.00%, 6/1/30 – 9/1/30 (b)	16,425	19,373
5.00%, 12/1/34 – 3/1/40	82,254	90,815
3.75%(LIBOR12M+166bps), 12/1/36 (b) (f)	37,544	38,572
4.50%, 12/1/38 – 5/25/40 (b)	424,228	446,265
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (b)	316,016	318,357
Series 2013-137, Class A, 3.50%, 3/25/40 – 12/25/50 (b)	1,431,174	1,480,751
Series 2011-101, Class LA, 3.00%, 10/25/40 – 2/25/49 (b)	2,549,188	2,606,996
Series 2013-81, Class KA, 2.75%, 9/25/42 (b)	315,193	319,146
Series 2013-44, Class PB, 1.75%, 1/25/43 (b)	291,634	284,406
4.00%, 11/1/43 – 6/1/49 (b)	1,819,528	1,924,657
		8,005,442
Government National Mortgage Association Series 2019-85, Class KG, 3.00%, 6/20/43	201,620	205,255
4.50%, 10/20/49	124,384	130,738
		335,993
Multi-family (0.1%):
Collateralized Mortgage Obligations (0.1%):
Government National Mortgage Association 6.00%, 12/15/33 (b)	20,944	23,727
Total U.S. Government Mortgage Backed Agencies (Cost $12,644,469)		12,824,521
U.S. Treasury Obligations (9.7%)
U.S. Treasury Bills, 1.47%, 3/26/20 (g)	1,160,000	1,155,938
U.S. Treasury Bonds 3.00%, 2/15/48	200,000	225,469
3.00%, 2/15/49	1,450,000	1,640,086
U.S. Treasury Notes, 1.25%, 8/31/24	51,000	50,028
Total U.S. Treasury Obligations (Cost $2,972,027)		3,071,521
Collateral for Securities Loaned^ (2.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (h)	31,584	31,584
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (h)	174,007	174,007
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (h)	5,275	5,275

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (h)	105,118	$105,118
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (h)	115,638	115,638
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (h)	231,268	231,268
Total Collateral for Securities Loaned (Cost $662,890)		662,890
Total Investments (Cost $30,671,249) — 99.3%		31,390,987
Other assets in excess of liabilities — 0.7%		211,142
NET ASSETS — 100.00%		$31,602,129

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $1,592,486 and amounted to 5.0% of net assets.

(d)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2019.

(e)  All or a portion of this security is on loan.

(f)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(g)  Rate represents the effective yield at December 31, 2019.

(h)  Rate disclosed is the daily yield on December 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	1	3/20/20	$129,363	$128,422	$(941)
2-Year U.S. Treasury Note Future	2	3/31/20	431,363	431,000	(363)
5-Year U.S. Treasury Note Future	9	3/31/20	1,071,073	1,067,484	(3,589)
					$(4,893)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(4,893)
	Total net unrealized appreciation (depreciation)				$(4,893)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instrument*	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2019 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 33	5.00%	12/20/24	Quarterly	2.79%	$693,000	$66,901	$52,807	$14,094
						$66,901	$52,807	$14,094

*  As of December 31, 2019, the CDX North America High Yield Index (the "Index") included securities which had defaulted and represented 1% of the Index. Reflects the notional amount after the default of securities. Reflects the notional amount after the default of securities.

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the Index.

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Asset Backed Securities (9.8%)
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.24%, 4/8/22, Callable 3/8/21 @ 100 (a)	$4,435,000	$4,436,134
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D, 3.34%, 8/8/21, Callable 2/8/20 @ 100 (a)	2,510,298	2,512,886
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.40%, 5/18/22, Callable 11/18/21 @ 100 (a)	2,715,000	2,718,701
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.26%, 1/18/24, Callable 9/18/22 @ 100 (a)	3,200,000	3,247,261
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class B, 2.22%, 5/16/22, Callable 7/15/21 @ 100 (a) (b)	4,180,000	4,182,646
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22, Callable 3/15/21 @ 100 (a) (b)	133,686	133,717
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46%, 3/15/22, Callable 1/15/21 @ 100 (a)	3,136,481	3,139,680
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.19%, 3/15/22, Callable 8/15/21 @ 100 (a)	146,434	146,420
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 2/20/21 @ 100 (a) (b)	2,400,000	2,418,449
World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.12%, 3/15/24 (a)	3,155,000	3,154,972
Total Asset Backed Securities (Cost $26,034,373)		26,090,866
Collateralized Mortgage Obligations (3.9%)
Galaxy CLO Ltd., Series 2017-24A, Class A, 3.12% (LIBOR03M+112bps), 1/15/31, Callable 1/15/20 @ 100 (a) (b) (c)	2,000,000	1,985,500
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.65%, 1/10/45 (a) (b) (d)	3,500,000	3,694,480
Steele Creek CLO Ltd., Series 2017-1A, Class A, 3.25% (LIBOR03M+125bps), 1/15/30, Callable 1/15/20 @ 100 (a) (b) (c)	2,825,000	2,815,802
Voya CLO Ltd., Series 2017-4A, Class A1, 3.13% (LIBOR03M+113bps), 10/15/30, Callable 1/15/20 @ 100 (a) (b) (c)	2,000,000	1,993,724
Total Collateralized Mortgage Obligations (Cost $10,638,585)		10,489,506
Corporate Bonds (43.7%)
Communication Services (4.1%):
Activision Blizzard, Inc., 2.60%, 6/15/22, Callable 5/15/22 @ 100	455,000	460,569
AT&T, Inc. 2.45%, 6/30/20, Callable 5/30/20 @ 100 (a)	3,500,000	3,509,520
3.20%, 3/1/22, Callable 2/1/22 @ 100 (a)	509,000	521,216
4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	514,000	564,161
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100 (a)	4,185,000	4,261,879
Verizon Communications, Inc. 5.15%, 9/15/23 (a)	216,000	239,879
3.38%, 2/15/25 (a)	354,000	374,748
3.01%(LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (a) (c)	827,000	845,550
		10,777,522

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Consumer Discretionary (4.8%):
Best Buy Co., Inc. 5.50%, 3/15/21, Callable 12/15/20 @ 100 (a) (e)	$3,055,000	$3,150,957
4.45%, 10/1/28, Callable 7/1/28 @ 100 (a)	409,000	448,661
D.R. Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100	1,658,000	1,768,439
General Motors Co., 4.88%, 10/2/23 (a)	515,000	554,557
Hasbro, Inc., 3.15%, 5/15/21, Callable 3/15/21 @ 100 (a)	3,380,000	3,419,952
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	3,283,000	3,425,056
		12,767,622
Consumer Staples (2.6%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	620,000	673,221
Constellation Brands, Inc. 2.61%(LIBOR03M+70bps), 11/15/21, Callable 2/10/20 @ 100 (a) (c) (e)	2,500,000	2,503,676
4.65%, 11/15/28, Callable 8/15/28 @ 100 (a) (e)	375,000	421,766
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (b)	1,000,000	1,017,830
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100	1,385,000	1,463,086
Pernod Ricard SA, 4.25%, 7/15/22 (b)	833,000	876,016
		6,955,595
Energy (4.9%):
Continental Resources, 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	801,000	839,344
Ecopetrol SA, 5.88%, 9/18/23 (a)	495,000	549,519
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100	975,000	977,974
LUKOIL International Finance BV, 6.13%, 11/9/20 (a) (b)	5,185,000	5,355,586
Marathon Petroleum Corp., 3.40%, 12/15/20, Callable 11/15/20 @ 100 (a)	1,850,000	1,871,405
Pioneer Natural Resource Co., 7.50%, 1/15/20 (a)	2,085,000	2,088,669
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100	1,010,000	1,018,232
Valero Energy Corp., 4.00%, 4/1/29, Callable 1/1/29 @ 100 (a)	382,000	411,937
		13,112,666
Financials (7.2%):
Bank of America Corp. 2.25%, 4/21/20, MTN (a) (e)	2,000,000	2,001,821
2.33% (LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a) (c)	1,391,000	1,393,838
4.20%, 8/26/24, MTN (a)	458,000	492,048
Capital One Financial Corp. 2.50%, 5/12/20, Callable 4/12/20 @ 100 (a)	615,000	615,793
3.45%, 4/30/21, Callable 3/30/21 @ 100 (a)	3,500,000	3,562,825
3.30%, 10/30/24, Callable 9/30/24 @ 100 (a)	684,000	712,188
Citigroup, Inc., 4.45%, 9/29/27 (a)	404,000	445,204
Enel Finance International NV, 2.88%, 5/25/22 (b)	1,675,000	1,695,720
Fifth Third Bancorp, 3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	799,000	842,937
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/10/20 @ 101.34 (a)	637,000	646,867
Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/10/20 @ 100 (a)	420,000	420,134
Morgan Stanley, 4.88%, 11/1/22 (a)	1,004,000	1,076,830
Newcrest Finance Pty Ltd., 4.20%, 10/1/22 (a) (b)	2,214,000	2,310,375
ZB NA, 3.50%, 8/27/21 (a)	1,785,000	1,825,466
Zions Bancorp NA, 3.35%, 3/4/22, Callable 2/4/22 @ 100 (a)	1,090,000	1,117,217
		19,159,263

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Health Care (4.9%):
AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100 (a)	$1,211,000	$1,215,384
Amgen, Inc., 2.20%, 5/11/20 (a)	3,301,000	3,303,146
Biogen, Inc., 2.90%, 9/15/20 (a)	3,333,000	3,354,297
Bristol-Myers Squibb Co., 2.88%, 2/19/21 (b)	4,345,000	4,395,445
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100	560,000	571,071
		12,839,343
Industrials (2.3%):
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.63%, 10/30/20 (a)	2,065,000	2,106,961
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (e)	1,115,000	1,157,325
Fortive Corp., 3.15%, 6/15/26, Callable 3/15/26 @ 100 (a)	188,000	192,512
IDEX Corp., 4.50%, 12/15/20, Callable 9/15/20 @ 100 (a)	2,565,000	2,605,424
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100	391,000	394,961
		6,457,183
Information Technology (4.7%):
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (a)	988,000	1,002,751
FLIR Systems, Inc., 3.13%, 6/15/21, Callable 5/15/21 @ 100 (a) (e)	2,375,000	2,391,934
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (a)	501,000	551,531
Lam Research Group, 2.80%, 6/15/21, Callable 5/15/21 @ 100 (a)	3,328,000	3,367,836
NetApp, Inc., 3.38%, 6/15/21, Callable 4/15/21 @ 100 (a)	1,605,000	1,632,413
VMware, Inc., 2.30%, 8/21/20 (a) (e)	3,820,000	3,826,379
		12,772,844
Materials (2.2%):
Anglo American Capital PLC, 4.13%, 4/15/21 (a) (b)	3,525,000	3,599,272
Celanese US Holdings LLC, 4.63%, 11/15/22	855,000	904,017
LYB International Finance II BV, 3.50%, 3/2/27, Callable 12/2/26 @ 100 (a)	548,000	575,137
Lyondellbasell Industries NV, 6.00%, 11/15/21, Callable 8/17/21 @ 100 (a)	800,000	849,704
		5,928,130
Real Estate (3.1%):
CubeSmart, LP, 4.80%, 7/15/22, Callable 4/15/22 @ 100 (a)	3,470,000	3,666,506
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21 @ 100 (a)	3,130,000	3,170,909
Piedmont Operating Partnership LP, 3.40%, 6/1/23, Callable 3/1/23 @ 100	1,033,000	1,059,548
		7,896,963
Utilities (2.9%):
Eversource Energy, 2.50%, 3/15/21, Callable 2/15/21 @ 100 (a)	2,900,000	2,914,790
Exelon Corp. 3.50%, 6/1/22, Callable 5/1/22 @ 100 (a)	2,681,000	2,752,073
3.95%, 6/15/25, Callable 3/15/25 @ 100 (a)	591,000	635,136
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100	1,462,000	1,486,240
		7,788,239
Total Corporate Bonds (Cost $115,138,704)		116,455,370
Residential Mortgage Backed Securities (5.5%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 4.34%, 10/25/33, Callable 1/25/20 @ 100 (a) (d)	1,661,095	1,661,095
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 2A8, 4.50%, 12/31/49 (a)	13,567	14,070

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 4A1, 4.09%, 11/25/34, Callable 1/25/20 @ 100 (a) (d)	$1,308,913	$1,308,913
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 1/25/20, Callable 8/25/24 @ 100 (a)	18,129	16,701
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 2/25/20, Callable 1/25/20 @ 100 (a)	11,905	11,955
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 9/25/29 @ 100 (a) (b) (d)	1,292,318	1,310,760
JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/20 @ 100 (a)	44,062	42,382
JPMorgan Mortgage Trust, Series 2016-3, Class 1A3, 3.50%, 10/25/46, Callable 6/25/25 @ 100 (a) (b) (d)	787,637	798,862
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.98%, 10/25/29, Callable 7/25/23 @ 100 (a) (b) (d)	3,554,262	3,595,290
JPMorgan Mortgage Trust, Series 2017-1, Class A5, 3.50%, 1/25/47, Callable 1/25/28 @ 100 (a) (b) (d)	1,657,060	1,680,550
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 11/25/24 @ 100 (a) (b) (d)	2,084,535	2,079,951
Madison Park Funding Ltd., Series 2007-4A, Class AR, 3.13% (LIBOR03M+120bps), 7/29/30, Callable 1/29/20 @ 100 (a) (b) (c)	2,250,000	2,248,794
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/20 @ 100 (a)	3,861	3,858
Total Residential Mortgage Backed Securities (Cost $14,802,996)		14,773,181
U.S. Government Mortgage Backed Agencies (13.1%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (a)	1,041,886	1,148,718
5.50%, 10/25/23 (a)	5,782	6,028
Series 4430, Class NG, 2.50%, 2/15/38 (a)	2,079,018	2,086,017
7.00%, 9/1/38 (a)	5,210	6,265
Series 4320, Class AP, 3.50%, 7/15/39 (a)	1,391,894	1,440,742
Series 3713, Class PA, 2.00%, 2/15/40 – 4/15/44 (a)	8,142,311	8,069,251
Series 4444, Class CH, 3.00%, 1/15/41	2,464,692	2,509,074
Series 4049, Class AB, 2.75%, 12/15/41 (a)	842,370	851,022
		16,117,117
Federal National Mortgage Association 6.00%, 2/1/37 (a)	1,328,175	1,522,707
Series 2013-83, Class CA, 3.50%, 10/25/37 – 3/25/44 (a)	5,064,075	5,147,120
Series 2013-33, Class UD, 2.50%, 4/25/39 (a)	1,680,625	1,699,165
Series 2011-21, Class PA, 4.50%, 5/25/40 (a)	3,478,622	3,622,084
Series 2011-101, Class LA, 3.00%, 10/25/40 (a)	1,389,454	1,407,659
5.00%, 2/1/41 – 10/1/41 (a)	3,818,783	4,210,717
		17,609,452
Government National Mortgage Association Series 2018-22, Class JA, 3.00%, 1/20/44 (a)	1,172,386	1,186,960
Total U.S. Government Mortgage Backed Agencies (Cost $34,922,698)		34,913,529

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (22.7%)
U.S. Treasury Bills, 1.47%, 3/26/20 (f)	$9,038,000	$9,006,354
U.S. Treasury Notes 1.50%, 8/31/21	46,500,000	46,425,528
1.50%, 8/15/22	5,000,000	4,989,453
Total U.S. Treasury Obligations (Cost $60,358,251)		60,421,335
Collateral for Securities Loaned^ (0.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (g)	87,128	87,128
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (g)	480,015	480,015
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (g)	14,552	14,552
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (g)	289,979	289,979
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (g)	318,999	318,999
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (g)	637,976	637,976
Total Collateral for Securities Loaned (Cost $1,828,649)		1,828,649
Total Investments (Cost $263,724,256) — 99.4%		264,972,436
Other assets in excess of liabilities — 0.6%		1,624,248
NET ASSETS — 100.00%		$266,596,684

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $48,188,769 and amounted to 18.1% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(d)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2019.

(e)  All or a portion of this security is on loan.

(f)  Rate represents the effective yield at December 31, 2019.

(g)  Rate disclosed is the daily yield on December 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	415	3/31/20	$89,507,793	$89,432,500	$(75,293)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	275	3/31/20	$32,697,056	$32,617,578	$79,478
	Total unrealized appreciation				$79,478
	Total unrealized depreciation				(75,293)
	Total net unrealized appreciation (depreciation)				$4,185

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instrument*	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2019 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 33	5.00%	12/20/24	Quarterly	2.79%	$5,940,000	$573,441	$452,628	$120,813
						$573,441	$452,628	$120,813

*  As of December 31, 2019, the CDX North America High Yield Index (the "Index") included securities which had defaulted and represented 1% of the Index. Reflects the notional amount after the default of securities. Reflects the notional amount after the default of securities.

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the Index.

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares or Principal Amount	Value
Common Stocks (0.6%)
Communication Services (0.6%):
AMC Networks, Inc., Class A (a)	6,000	$237,000
Cinemark Holdings, Inc.	10,000	338,500
TEGNA, Inc.	33,000	550,770
		1,126,270
Total Common Stocks (Cost $1,101,256)		1,126,270
Senior Secured Loans (22.8%)
Ai Ladder Luxembourg Subco Sarl, 1st Lien Term Loan B, 6.60% (LIBOR03M+450bps), 5/4/25 (b)	$782,850	780,893
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 9.45% (LIBOR01M+775bps), 8/15/25 (b)	1,500,000	1,313,745
Avaya, Inc., 1st Lien Term Loan B, 5.99% (LIBOR01M+425bps), 12/15/24 (b)	583,069	571,117
Bass Pro Group LLC, Term Loan B, 6.70% (LIBOR01M+500bps), 12/16/23 (b)	1,972,411	1,965,014
Clear Channel Outdoor Holdings, Inc., 5.20% (LIBOR01M+350bps), 11/25/26 (b)	1,745,625	1,753,725
CPM Holdings, Inc., 1st Lien Term Loan, 5.45% (LIBOR01M+375bps), 11/17/25 (b)	792,000	782,496
Crown Finance US, Inc., 1st Lien Term Loan B, 3.95% (LIBOR01M+225bps), 2/7/25 (b)	2,021,983	2,019,213
Dayco Products LLC, 6.16% (LIBOR03M+425bps), 5/19/24 (b)	975,000	848,250
Diamond Sports Group LLC, 5.03% (LIBOR01M+325bps), 8/24/26 (b)	1,995,000	1,990,850
Dynasty Acquisition Co., Inc., 6.10% (LIBOR03M+400bps), 4/6/26 (b)	648,724	652,675
GTT Communications, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps) (b)	879,845	732,392
Hertz Corp., Term Loan B1, 4.46% (LIBOR01M+275bps), 6/30/23 (b) (c)	1,959,288	1,969,495
Holley Purchaser, Inc., 1st Lien Term Loan, 6.93% (LIBOR03M+500bps), 10/24/25 (b)	990,000	925,650
II-VI, Inc., 5.21% (LIBOR03M+350bps), 9/24/26 (b)	1,745,625	1,752,171
Leslie's Poolmart, Inc., Term Loan B, 5.34% (LIBOR02M+350bps), 8/16/23 (b)	989,899	924,318
LifeScan Global Corp., 1st Lien Term Loan, 8.06% (LIBOR06M+600bps), 6/19/24 (b)	1,893,731	1,798,249
Navistar, Inc., 1st Lien Term Loan B, 5.24% (LIBOR01M+350bps), 11/2/24 (b)	1,977,437	1,969,191
Nexstar Broadcasting, Inc., 1st Lien Term Loan, 4.45% (LIBOR01M+275bps), 6/20/26 (b)	1,750,000	1,758,155
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 10.86% (LIBOR03M+875bps), 7/1/24 (b)	500,000	497,500
Radiate Holdco LLC, 4.70% (LIBOR01M+300bps), 2/1/24 (b)	979,849	982,788
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps), 2/5/23 (b)	1,783,038	1,787,229
SIWF Holdings, Inc., 10.20% (LIBOR01M+850bps), 5/26/26 (b)	1,000,000	942,500
Specialty Building Products Holdings LLC, 1st Lien Term Loan, 7.45% (LIBOR01M+575bps), 10/1/25 (b)	992,500	986,714
Spectacle Gary Holdings LLC, 10.80% (LIBOR01M+900bps), 10/17/24 (b) (c)	1,864,865	1,883,514
Spectacle Gary Holdings LLC, 10/17/25 (c) (d)	135,135	136,486
Sprint Communications, Inc., 1st Lien Term Loan B, 4.25% (LIBOR01M+250bps), 2/2/24 (b)	1,977,208	1,957,929
Standard Aero, 6.10% (LIBOR03M+400bps), 4/6/26 (b)	348,776	350,900
Stars Group Holdings BV, 5.60% (LIBOR03M+350bps), 6/27/25 (b)	859,126	865,896

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Station Casinos LLC, Term Loan B, 4.21% (LIBOR01M+250bps), 6/8/23 (b)	$989,653	$993,404
Team Health Holdings, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps), 2/6/24 (b)	1,492,327	1,203,652
Tenneco, Inc., 1st Lien Term Loan B, 4.70% (LIBOR01M+300bps), 6/18/25 (b)	1,984,975	1,937,415
Univision Communications, 1st Lien Term Loan C5, 4.45% (LIBOR01M+275bps), 3/15/24 (b)	1,972,594	1,945,017
Total Senior Secured Loans (Cost $41,140,613)		40,978,543
Corporate Bonds (70.7%)
Communication Services (11.3%):
AMC Entertainment Holdings, Inc., 6.13%, 5/15/27, Callable 5/15/22 @ 103.06 (e)	2,000,000	1,828,800
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38 (e)	2,000,000	2,012,260
Cablevision Systems Corp., 5.88%, 9/15/22	2,000,000	2,155,760
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28, Callable 8/1/22 @ 102.5 (f)	2,000,000	2,097,300
Consolidated Communications, Inc., 6.50%, 10/1/22, Callable 2/10/20 @ 101.63 (e)	2,000,000	1,826,860
Hughes Satellite Systems Corp., 6.63%, 8/1/26 (e)	1,750,000	1,938,983
Meredith Corp., 6.88%, 2/1/26, Callable 2/1/21 @ 103.44 (e)	2,000,000	2,079,760
Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75 (f) (g)	2,000,000	2,164,299
Telesat Canada/Telesat LLC, 6.50%, 10/15/27, Callable 10/15/22 @ 103.25 (f)	2,000,000	2,081,740
T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	2,000,000	2,097,620
		20,283,382
Consumer Discretionary (11.5%):
1011778 BC ULC / New Red Finance, Inc., 4.38%, 1/15/28, Callable 11/15/22 @ 102.19 (f)	1,780,000	1,793,457
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (e)	2,000,000	2,017,880
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	2,000,000	2,155,080
Eldorado Resorts, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5	1,750,000	1,932,490
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (f)	1,400,000	1,499,190
Installed Building Products, Inc., 5.75%, 2/1/28, Callable 2/1/23 @ 102.88 (f)	1,200,000	1,282,452
Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	2,000,000	1,687,400
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	2,000,000	2,221,199
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (f)	2,000,000	2,125,120
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (f)	1,750,000	1,928,990
The Enterprise Development Authority, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (f)	1,200,000	1,375,896
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,000,000	1,000,090
		21,019,244
Consumer Staples (6.9%):
Albertsons Cos. LLC, 5.75%, 3/15/25, Callable 2/10/20 @ 104.31	2,000,000	2,074,860
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 2/15/28, Callable 8/15/22 @ 104.41 (f)	875,000	930,738
B&G Foods, Inc., 5.25%, 4/1/25, Callable 4/1/20 @ 103.94 (e)	1,750,000	1,803,690
Cott Holdings, Inc., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13 (f) (g)	1,750,000	1,829,520
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 6/15/20 @ 103.63 (f)	1,750,000	1,693,755
See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5 (f)	$2,000,000	$2,119,500
Simmons Foods, Inc., 7.75%, 1/15/24, Callable 1/15/21 @ 103.88 (f)	1,715,000	1,844,037
		12,296,100
Energy (0.5%):
Citgo Holding, Inc., 9.25%, 8/1/24, Callable 8/1/21 @ 104.63 (f)	875,000	939,759
Financials (11.2%):
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 2/15/24, Callable 2/15/21 @ 104.06 (f)	1,875,000	2,037,899
AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81 (f)	1,000,000	1,104,910
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31 (f)	1,500,000	1,532,355
Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24, Callable 8/1/21 @ 105 (e) (f)	1,750,000	1,821,015
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (f) (g)	1,000,000	1,084,080
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23, Callable 2/15/20 @ 107.25 (f)	1,000,000	1,050,030
Eagle Holding Co. II LLC, 7.75%, 5/15/22, Callable 2/10/20 @ 101 PIK (e) (f)	1,750,000	1,775,725
Gray Escrow, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (f)	2,000,000	2,228,360
Intelsat Jackson Holdings SA, 5.50%, 8/1/23, Callable 2/10/20 @ 101.83	2,000,000	1,716,600
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (e) (f)	1,750,000	1,791,598
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (e) (f)	2,000,000	1,999,840
Wolverine Escrow LLC, 13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (e) (f)	2,000,000	2,057,720
		20,200,132
Health Care (10.3%):
Air Medical Group Holdings, Inc., 6.38%, 5/15/23, Callable 2/10/20 @ 101.59 (e) (f)	1,750,000	1,558,095
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (f) (g)	1,000,000	1,119,150
Bausch Health Cos., Inc., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06 (f)	2,000,000	2,069,580
Endo Finance LLC, 6.00%, 2/1/25, Callable 2/10/20 @ 103 (f)	2,000,000	1,353,980
HCA, Inc., 5.38%, 2/1/25	2,000,000	2,213,760
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 2/10/20 @ 100 (e) (f) (g)	1,750,000	1,741,915
Regional Care Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26, Callable 12/1/21 @ 104.88 (f)	2,000,000	2,263,559
Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 4/15/22 @ 105 (e) (f)	1,750,000	1,917,878
Tenet Healthcare Corp., 6.75%, 6/15/23 (e)	2,000,000	2,199,040
Verscend Escrow Corp., 9.75%, 8/15/26, Callable 8/15/21 @ 104.88 (f)	1,750,000	1,918,263
		18,355,220
Industrials (13.9%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/10/20 @ 103.69 (f)	1,750,000	1,389,063
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 2/15/20 @ 105 (e) (f) (g)	1,750,000	1,734,023
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/10/20 @ 102 (f)	1,750,000	1,568,613
Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5 (f)	2,000,000	2,106,640
Beacon Escrow Corp., 4.88%, 11/1/25, Callable 11/1/20 @ 102.44 (f)	1,530,000	1,536,870
Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (f)	2,000,000	2,060,640
Covanta Holding Corp., 5.88%, 7/1/25, Callable 7/1/20 @ 104.41	1,000,000	1,055,280
Nielsen Finance LLC /Nielsen Finance Co., 5.00%, 4/15/22, Callable 2/10/20 @ 101.25 (f)	2,000,000	2,010,520

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares or Principal Amount	Value
Pisces Midco, Inc., 8.00%, 4/15/26, Callable 4/15/21 @ 104 (e) (f)	$1,750,000	$1,826,405
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (e) (f) (g)	1,750,000	1,807,103
TransDigm, Inc., 6.50%, 7/15/24, Callable 2/10/20 @ 103.25	2,000,000	2,067,520
Triumph Group, Inc., 6.25%, 9/15/24, Callable 9/15/20 @ 103.13 (f)	1,350,000	1,420,389
United Rentals North America, Inc., 6.50%, 12/15/26, Callable 12/15/21 @ 103.25	2,000,000	2,200,979
XPO Logistics, Inc., 6.75%, 8/15/24, Callable 8/15/21 @ 103.38 (f)	2,000,000	2,172,640
		24,956,685
Materials (5.1%):
Ardagh Packaging Finance PLC/Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5 (f)	2,000,000	2,097,820
Greif, Inc., 6.50%, 3/1/27, Callable 3/1/22 @ 103.25 (e) (f)	2,000,000	2,164,980
Intertape Polymer Group, Inc., 7.00%, 10/15/26, Callable 10/15/21 @ 103.5 (f)	1,330,000	1,402,671
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 10/15/20 @ 103.13 (e) (f)	1,990,000	1,714,027
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (e) (f) (g)	1,750,000	1,735,702
		9,115,200
Total Corporate Bonds (Cost $122,804,460)		127,165,722
Collateral for Securities Loaned^ (14.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (h)	1,239,855	1,239,855
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (h)	6,830,716	6,830,716
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (h)	207,086	207,086
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (h)	4,126,459	4,126,459
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (h)	4,539,425	4,539,425
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (h)	9,078,540	9,078,540
Total Collateral for Securities Loaned (Cost $26,022,081)		26,022,081
Total Investments (Cost $191,068,410) — 108.6%		195,292,616
Liabilities in excess of other assets — (8.6)%		(15,539,195)
NET ASSETS — 100.00%		$179,753,421

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(c)  Security purchased on a when-issued basis.

(d)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(e)  All or a portion of this security is on loan.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $86, 879, 809 and amounted to 48.3% of net assets.

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2019

(g)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(h)  Rate disclosed is the daily yield on December 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PIK — Paid In-Kind security

PLC — Public Limited Company

ULC — Unlimited Liability Co.

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Municipal Bonds (96.6%)
Arkansas (3.7%):
Arkansas Development Finance Authority Revenue Bonds, 3.20%, 12/1/49, Continuously Callable @100	$1,500,000	$1,480,020
Lonoke White Public Water Authority Revenue Bonds, 3.00%, 12/1/45, Continuously Callable @100	1,000,000	988,760
		2,468,780
California (5.9%):
California Educational Facilities Authority Revenue Bonds, 5.00%, 5/1/49	1,500,000	2,291,955
Golden State Tobacco Securitization Corp. Revenue Bonds, Series A2, 5.00%, 6/1/47, Continuously Callable @100	1,500,000	1,550,625
		3,842,580
Connecticut (3.5%):
Connecticut Health and Educational Facilities Authority Revenue Bonds, Series 2016 CT, 5.00%, 12/1/41, Continuously Callable @100	2,000,000	2,330,980
Florida (5.2%):
County of Broward Revenue Bonds, Series B, 1.73%, 12/1/48, Continuously Callable @100	1,110,000	1,110,000
Miami-Dade County Public Facilities Revenue Refunding Bonds, Series 2015 A, 5.00%, 6/1/33, Continuously Callable @100	2,000,000	2,332,460
		3,442,460
Guam (1.8%):
Port Authority of Guam Revenue, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,000,000	1,182,680
Illinois (24.9%):
Chicago Board of Education General Obligation Bonds, 6.00%, 4/1/46, Continuously Callable @100	2,275,000	2,712,551
Chicago General Obligation Refunding Bonds, Series A, 5.75%, 1/1/33, Continuously Callable @100	2,000,000	2,362,000
Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series 2014, 5.00%, 12/1/44, Continuously Callable @100	2,450,000	2,764,653
City of Chicago General Obligation Bonds
Series A, 6.00%, 1/1/38, Continuously Callable @100	1,000,000	1,188,610
Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,172,340
City of Chicago Wastewater Transmission Revenue
Series A, 5.00%, 1/1/47, Continuously Callable @100	1,000,000	1,130,130
Series C, 5.00%, 1/1/34, Continuously Callable @100	1,000,000	1,123,260
Illinois General Obligation Bonds, Series 2013, 5.50%, 7/1/27, Continuously Callable @100	2,000,000	2,213,460
Sales Tax Securitization Corp. Revenue Bonds, Series 2018 C, 5.00%, 1/1/43, Continuously Callable @100	1,500,000	1,729,770
		16,396,774
Massachusetts (1.8%):
University of Massachusetts Building Authority Project Revenue Bonds, Series 2014 1, 5.00%, 11/1/39, Continuously Callable @100	1,000,000	1,154,660

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Missouri (1.8%):
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, 4.25%, 12/1/42, Continuously Callable @100 (a)	$1,150,000	$1,188,836
New Jersey (11.3%):
New Jersey Economic Development Authority Biomedical Research Facilities Revenue Bonds, Series 2016 A, 5.00%, 7/15/29, Continuously Callable @100	885,000	1,022,255
New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100	3,000,000	3,427,919
New Jersey Transportation Trust Fund Authority Revenue Bonds 5.00%, 6/15/28, Continuously Callable @100	1,000,000	1,173,790
Series BB, 3.50%, 6/15/46, Continuously Callable @100	200,000	197,286
Tobacco Settlement Financing Corp., Revenue Bonds, Series 2018 A, 5.00%, 6/1/46, Continuously Callable @100	1,500,000	1,703,415
		7,524,665
New York (14.1%):
Metropolitan Transportation Authority Dedicated Tax Green Fund Revenue Bonds, Series 2016 B1, 5.00%, 11/15/56, Continuously Callable @100	1,545,000	1,837,129
New York Counties Tobacco Trust II Revenue Bonds, 5.75%, 6/1/43, Continuously Callable @100	200,000	200,510
New York Utility Debt Securitization Authority Revenue Bonds, Series 2013 TE, 5.00%, 12/15/41, Continuously Callable @100	1,500,000	1,699,995
Port Authority of New York & New Jersey Revenue Bonds 5.00%, 10/1/30, Continuously Callable @100	2,000,000	2,157,940
5.00%, 12/1/32, Continuously Callable @100	1,000,000	1,129,120
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	2,000,000	2,243,800
		9,268,494
North Carolina (5.0%):
City of Charlotte, 4.00%, 6/1/49, Continuously Callable @100	1,670,000	1,866,342
University of North Carolina Hill Revenue Bonds, 5.00%, 2/1/49	1,000,000	1,446,870
		3,313,212
Ohio (2.5%):
Logan Elm Local School District General Obligation Bonds, 4.00%, 11/1/55, Continuously Callable @100	1,500,000	1,635,150
Oregon (0.3%):
Oregon State Lottery Revenue Bonds, Series A, 5.25%, 4/1/30, Continuously Callable @100	205,000	215,227
Pennsylvania (5.5%):
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010 E, 5.00%, 5/15/31, Continuously Callable @100	1,000,000	1,013,420
Philadelphia School District General Obligation Bonds, Series A, 5.00%, 9/1/38, Continuously Callable @100	1,200,000	1,428,108

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
School District of Philadelphia, GO, 5.00%, 9/1/44, Continuously Callable @100	$1,000,000	$1,189,380
		3,630,908
Texas (2.4%):
Canadian River Municipal Water Authority, Subordinate Lien Contract Revenue Bonds, Series 2011, 5.00%, 2/15/26, Continuously Callable @100	1,000,000	1,040,710
New Hope Cultural Education Facilities Finance Corp. Revenue, 5.00%, 7/1/47, Continuously Callable @102	500,000	522,590
		1,563,300
Utah (1.7%):
Utah Infrastructure Agency Revenue Bonds, Series A, 5.00%, 10/15/40, Continuously Callable @100	1,000,000	1,120,410
Washington (4.1%):
Richland Electric Utility Revenue Bonds, 5.00%, 11/1/41, Continuously Callable @100	2,370,000	2,724,244
Wisconsin (1.1%):
Ashwaubenon Community Development Authority, Brown County Expo Center Project Revenue Bonds, 3.00%, 6/1/44, Continuously Callable @100	700,000	704,907
Total Municipal Bonds (Cost $59,183,931)		63,708,267
Total Investments (Cost $59,183,931) — 96.6%		63,708,267
Other assets in excess of liabilities — 3.4%		2,260,269
NET ASSETS — 100.00%		$65,968,536

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $1,188,836 and amounted to 1.8% of net assets.

GO — General Obligation

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Municipal Bonds (95.8%)
California (5.9%):
California Educational Facilities Authority Revenue Bonds, 5.00%, 5/1/49	$1,000,000	$1,527,970
Golden State Tobacco Securitization Corp. Revenue Bonds, Series A2, 5.00%, 6/1/47, Continuously Callable @100	1,000,000	1,033,750
		2,561,720
Colorado (4.7%):
Regional Transportation District, Denver Transit Partners Eagle P3 Project Revenue Bonds, Series 2010, 6.00%, 1/15/34, Continuously Callable @100	2,000,000	2,027,339
Delaware (3.6%):
The Delaware Municipal Electric Corp. Revenue Bonds, 5.00%, 10/1/44, Continuously Callable @100	1,290,000	1,557,004
District of Columbia (2.4%):
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, 6.50%, 5/15/33	915,000	1,040,300
Florida (16.2%):
County of Broward Revenue Bonds, Series B, 1.73%, 12/1/48, Continuously Callable @100	600,000	600,000
Osceola County Expressway System Revenue Bonds, Poinciana Parkway Project, Series 2014 A, 5.38%, 10/1/47, Pre-refunded 10/1/24 @ 100	1,000,000	1,191,450
Sumter County Village Community Development District No. 10 Special Assessment Revenue Bonds, Series 2014, 5.75%, 5/1/31, Continuously Callable @100	1,325,000	1,459,315
Sumter County Village Community Development District No. 8 Special Assessment Revenue Bonds
Series 2010, 6.13%, 5/1/39, Continuously Callable @100	1,835,000	1,852,304
Series 2010, 6.13%, 5/1/40, Continuously Callable @100	1,920,000	1,937,933
		7,041,002
Illinois (17.6%):
Chicago Board of Education General Obligation Bonds, 6.00%, 4/1/46, Continuously Callable @100	1,500,000	1,788,495
Chicago General Obligation Refunding Bonds, Series 2015 C, 5.00%, 1/1/38, Continuously Callable @100	1,000,000	1,106,330
City of Chicago General Obligation Bonds
Series A, 6.00%, 1/1/38, Continuously Callable @100	1,000,000	1,188,610
Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,172,340
Illinois General Obligation Bonds
Series June 2013, 5.50%, 7/1/33, Continuously Callable @100	1,000,000	1,102,410
Series June 2013, 5.50%, 7/1/38, Continuously Callable @100	1,250,000	1,372,038
		7,730,223
Indiana (0.9%):
Indiana Finance Authority Revenue Bonds, 1.63%, 12/1/39, Callable 2/3/20 @ 100	400,000	400,000

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Massachusetts (2.9%):
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J
Series 2011, 5.63%, 7/1/28, Continuously Callable @100	$350,000	$359,793
Series 2011, 5.63%, 7/1/29, Continuously Callable @100	705,000	734,807
Series 2011, 5.63%, 7/1/33, Continuously Callable @100	175,000	180,896
		1,275,496
Mississippi (2.7%):
Mississippi Development Bank Revenue Bonds, 5.00%, 3/1/48, Continuously Callable @100	1,000,000	1,200,220
Missouri (1.2%):
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, 4.25%, 12/1/42, Continuously Callable @100 (a)	500,000	516,885
New Jersey (10.4%):
New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100	1,000,000	1,142,640
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Revenue Bonds, Series A, 5.00%, 7/1/33, Continuously Callable @100	500,000	572,035
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.75%, 12/1/28, Continuously Callable @100	630,000	669,684
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series BB, 3.50%, 6/15/46, Continuously Callable @100	500,000	493,215
Tobacco Settlement Financing Corp., Revenue Bonds, Series 2018 A, 5.00%, 6/1/46, Continuously Callable @100	1,500,000	1,703,415
		4,580,989
New York (0.2%):
Niagara Area Development Corp. Revenue Bonds, 1.72%, 11/1/36, Callable 2/3/20 @ 100	100,000	100,000
North Carolina (3.3%):
University of North Carolina Hill Revenue Bonds, 5.00%, 2/1/49	1,000,000	1,446,870
North Dakota (2.4%):
Grand Forks, North Dakota Senior Housing and Nursing Facility Revenue Bonds, 5.00%, 12/1/36, Continuously Callable @100	1,000,000	1,057,550
Ohio (2.4%):
Logan Elm Local School District General Obligation Bonds, 4.00%, 11/1/55, Continuously Callable @100	975,000	1,062,848
Oklahoma (0.0%):
Oklahoma Development Finance Authority Continuing Care Retirement Community Revenue Bonds, Series 2012, 6.00%, 1/1/32, Continuously Callable @100 (b)	1,885,000	18,533
Oregon (1.3%):
Clackamas County Hospital Facility Authority Revenue Bonds, Series A, 5.00%, 11/15/52, Continuously Callable @102	500,000	565,975

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
South Carolina (4.0%):
Lancaster County, Walnut Creek Improvement District Assessment Refunding Revenue Bonds, Series 2016 A-1, 5.00%, 12/1/37, Continuously Callable @100	$1,675,000	$1,756,439
South Dakota (1.4%):
Oglala Sioux Tribe, Series 2012, 5.00%, 10/1/22, Callable 2/10/20 @ 100 (a)	600,000	600,756
Texas (4.8%):
New Hope Cultural Education Facilities Finance Corp. Revenue, 5.00%, 7/1/47, Continuously Callable @102	1,000,000	912,170
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners Segments 3 LLC — Segments 3A & 3B Facility, Series 2013, 7.00%, 12/31/38, Continuously Callable @100	1,000,000	1,167,000
		2,079,170
Utah (4.3%):
Utah Charter School Finance Authority Revenue Bonds, 5.00%, 4/15/37, Continuously Callable @100	500,000	573,505
Utah Infrastructure Agency Revevnue Bonds, Series A, 5.38%, 10/15/40, Continuously Callable @100	1,150,000	1,326,778
		1,900,283
West Virginia (2.5%):
The Country Commission of Monongalia Country, WV Special District Excise Tax Revenue Bonds, Series 2017 A, 5.75%, 6/1/43, Continuously Callable @100 (a)	1,000,000	1,094,440
Wisconsin (0.7%):
Ashwaubenon Community Development Authority, Brown County Expo Center Project Revenue Bonds, 3.00%, 6/1/44, Continuously Callable @100	300,000	302,103
Total Municipal Bonds (Cost $39,276,430)		41,916,145
Total Investments (Cost $39,276,430) — 95.8%		41,916,145
Other assets in excess of liabilities — 4.2%		1,851,838
NET ASSETS — 100.00%		$43,767,983

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $2,212,081 and amounted to 5.1% of net assets.

(b)  Defaulted security.

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Senior Secured Loans (83.5%)
Acrisure LLC, 1st Lien Term Loan B, 6.35% (LIBOR03M+425bps), 11/22/23 (a)	$6,796,479	$6,804,976
Ai Ladder Luxembourg Subco Sarl, 1st Lien Term Loan B, 6.60% (LIBOR03M+450bps), 5/4/25 (a)	5,871,373	5,856,695
Air Medical Group Holdings, Inc., 5.95% (LIBOR01M+425bps), 3/14/25 (a)	4,974,684	4,813,006
Air Methods Corp, 5.60% (LIBOR03M+350bps), 4/21/24 (a)	3,969,466	3,463,359
Aldevron LLC, 6.19% (LIBOR03M+425bps), 9/20/26 (a)	6,200,000	6,262,000
Alphabet Holding Co., Inc., 1st Lien Term Loan, 5.20% (LIBOR01M+350bps), 8/15/24 (a)	5,474,000	5,268,725
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 9.45% (LIBOR01M+775bps), 8/15/25 (a)	4,950,000	4,335,359
American Axle & Manufacturing, Inc., 1st Lien Term Loan B, 4.05% (LIBOR01M+225bps), 4/6/24 (a)	5,305,538	5,305,538
American Axle & Manufacturing, Inc., 1st Lien Term Loan B, 4.19% (LIBOR03M+225bps), 4/6/24 (a)	1,319,089	1,319,089
American Renal Holdings, Inc., 6.70% (LIBOR01M+500bps), 6/15/24 (a)	5,040,305	4,772,110
Amneal Pharmaceuticals LLC, 1st Lien Term Loan B, 5.25% (LIBOR01M+350bps), 3/23/25 (a)	7,878,151	7,054,884
AmWINS Group, Inc.,(LIBOR01M+275bps), 1/25/24 (a)	5,765,082	5,805,437
Apex Tool Group LLC, 7.20% (LIBOR01M+550bps), 8/19/24 (a)	3,950,000	3,887,669
AppLovin Corp., 1st Lien Term Loan B, 5.20% (LIBOR01M+350bps), 8/15/25 (a)	5,940,000	5,973,442
Asurion LLC, 1st Lien Term Loan B7, 4.70% (LIBOR01M+300bps), 11/4/24 (a)	6,895,000	6,930,716
Avaya, Inc., 1st Lien Term Loan B, 5.99% (LIBOR01M+425bps), 12/15/24 (a)	6,727,724	6,589,806
Bass Pro Group LLC, Term Loan B, 6.70% (LIBOR01M+500bps), 12/16/23 (a)	8,305,997	8,274,850
Blount International, Inc., 1st Lien Term Loan B, 5.95% (LIBOR06M+375bps), 4/12/23 (a)	5,895,450	5,902,819
Boyd Gaming Corp., 3.85% (LIBOR01W+225bps), 9/15/23 (a)	1,621,315	1,630,994
Brand Energy & Infrastructure Services, Inc., 1st Lien Term Loan, 6.18%-6.35% (LIBOR03M+425bps), 6/21/24 (a)	5,782,673	5,760,987
Builders FirstSource, Inc., 4.70% (LIBOR01M+300bps), 2/29/24 (a)	866,667	868,365
BW NHHC Holdco, Inc., 10.91% (LIBOR03M+900bps), 5/15/26 (a)	3,000,000	1,920,000
Calpine Corp., 4.20% (LIBOR03M+250bps), 8/12/26 (a)	4,550,978	4,575,872
Chassix, Inc., 7.44% (LIBOR03M+550bps), 11/10/23 (a)	1,903,890	1,742,060
Chassix, Inc., 7.44% (LIBOR06M+550bps), 11/10/23 (a)	2,001,299	1,831,188
CIBT Solutions, Inc., 1st Lien Term Loan, 5.85% (LIBOR03M+375bps), 6/1/24 (a)	3,860,204	3,667,194
Citgo Holding, Inc., 8.70% (LIBOR01M+700bps), 8/1/23 (a)	5,688,000	5,785,151
Clear Channel Outdoor Holdings, Inc., 5.20% (LIBOR01M+350bps), 11/25/26 (a)	4,987,500	5,010,642
Concrete Pumping Holdings, Inc., 7.70% (LIBOR01M+600bps), 11/14/25 (a)	5,775,000	5,649,856
Consolidated Communications, Inc., 1st Lien Term Loan B, 4.71% (LIBOR01M+300bps), 10/5/23 (a)	4,899,254	4,627,737
CPM Holdings, Inc., 1st Lien Term Loan, 5.45% (LIBOR01M+375bps), 11/17/25 (a)	2,970,000	2,934,360

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
CPM Holdings, Inc., 2nd Lien Term Loan, 9.95% (LIBOR01M+825bps), 11/16/26 (a)	$2,000,000	$1,957,080
Crown Finance US, Inc., 1st Lien Term Loan B, 3.95% (LIBOR01M+225bps), 2/7/25 (a)	4,759,543	4,753,023
Dawn Acquisition LLC, 1st Lien Term Loan B, 5.85% (LIBOR03M+375bps), 10/25/25 (a)	3,465,000	3,285,963
Dayco Products LLC, 6.16% (LIBOR03M+425bps), 5/19/24 (a)	7,800,000	6,786,000
Diamond Sports Group LLC, 5.03% (LIBOR01M+325bps), 8/24/26 (a)	6,982,500	6,967,976
Dole Food Co., Inc., 4.45% (LIBOR01M+275bps), 3/24/24 (a)	6,000,000	5,982,840
Dynasty Acquisition Co., Inc., 6.10% (LIBOR03M+400bps), 4/6/26 (a)	3,632,853	3,654,977
Eldorado Resorts, Inc., 4.00% (LIBOR01M+225bps), 3/16/24 (a)	2,225,080	2,222,989
Emerald TopCo, Inc., 5.20% (LIBOR01M+350bps), 7/25/26 (a)	4,987,500	5,010,891
Endo International PLC, 1st Lien Term Loan B, 6.00% (LIBOR01M+425bps), 4/29/24 (a)	4,949,239	4,726,523
Engineered Machinery Holdings, Inc., 1st Lien Term Loan, 5.10% (LIBOR03M+300bps), 7/19/24 (a)	3,781,509	3,734,240
Forterra Finance LLC, 1st Lien Term Loan, 4.70% (LIBOR01M+300bps), 10/25/23 (a)	5,922,078	5,782,672
Gates Global LLC, 1st Lien Term Loan B2, 4.45% (LIBOR01M+275bps), 3/31/24 (a)	7,430,694	7,430,694
Gentiva Health Services, Inc., 1st Lien Term Loan, 5.50% (LIBOR01M+375bps), 7/2/25 (a)	5,820,754	5,846,249
Greenway Health LLC, 5.85% (LIBOR03M+375bps), 2/16/24 (a)	5,850,000	5,206,500
GTT Communications, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps), 5/31/25 (a)	5,890,101	4,902,979
Gulf Finance LLC, 1st Lien Term Loan B, 7.36% (LIBOR03M+525bps), 8/25/23 (a)	4,035,252	3,147,497
Hertz Corp., Term Loan B1, 4.46% (LIBOR01M+275bps), 6/30/23 (a)	7,577,925	7,617,406
Holley Purchaser, Inc., 1st Lien Term Loan, 6.93% (LIBOR03M+500bps), 10/24/25 (a)	4,356,000	4,072,860
Hub International, Ltd., 1st Lien Term Loan B, 4.65% (LIBOR02M+275bps), 4/25/25 (a)	7,387,500	7,377,749
II-VI, Inc., 5.21% (LIBOR03M+350bps), 9/24/26 (a)	4,987,500	5,006,203
Intelsat Jackson Holdings SA, 1st Lien Term Loan B3, 5.68% (LIBOR06M+375bps), 11/27/23 (a)	10,000,000	10,008,900
Janus International Group LLC, 1st Lien Term Loan, 5.45% (LIBOR01M+375bps), 2/9/25 (a)	5,947,405	5,887,932
Kindred Healthcare LLC, 1st Lien Term Loan B, 6.75% (LIBOR01M+500bps), 7/2/25 (a)	5,925,000	5,954,625
Leslie's Poolmart, Inc., Term Loan B, 5.34% (LIBOR02M+350bps), 8/16/23 (a)	6,650,769	6,210,156
LifeScan Global Corp., 1st Lien Term Loan, 8.06% (LIBOR06M+600bps), 6/19/24 (a)	3,348,000	3,179,193
LifeScan Global Corp., 2nd Lien Term Loan, 11.56% (LIBOR06M+950bps), 6/19/25 (a)	2,250,000	1,933,133
Men's Wearhouse, Inc. (The), 4.94% (LIBOR03M+325bps), 4/9/25 (a)	2,000,000	1,593,340
MHI Holdings LLC, 6.70% (LIBOR01M+500bps), 9/20/26 (a)	7,000,000	6,991,250
Navistar, Inc., 1st Lien Term Loan B, 5.24% (LIBOR01M+350bps), 11/2/24 (a)	7,368,750	7,338,022

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
NCI Building Systems, Inc., 1st Lien Term Loan B, 5.49% (LIBOR01M+375bps), 4/14/25 (a)	$5,894,938	$5,874,659
Ortho-Clinical Diagnostics SA, 1st Lien Term Loan B, 5.31% (LIBOR03M+325bps), 5/22/25 (a)	3,647,169	3,600,814
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 10.86% (LIBOR03M+875bps), 7/1/24 (a)	4,250,000	4,228,750
Panther BF Aggregator 2 LP, 5.30% (LIBOR01M+350bps), 4/30/26 (a)	6,982,500	6,995,627
Pluto Acquisition I, Inc., 6.95% (LIBOR03M+500bps), 6/18/26 (a)	5,472,500	5,472,500
Precyse Acquisition Corp., 6.20% (LIBOR01M+450bps), 10/20/22 (a)	6,688,363	5,534,621
Radiate Holdco LLC, 4.70% (LIBOR01M+300bps), 2/1/24 (a)	7,780,000	7,803,340
Regionalcare Hospital Partners Holdings, Inc., 6.20% (LIBOR01M+450bps), 11/16/25 (a)	6,451,250	6,498,023
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps), 2/5/23 (a)	5,979,569	5,993,621
Robertshaw US Holding Corp., 1st Lien Term Loan, 5.00% (LIBOR01M+325bps), 2/15/25 (a)	1,965,000	1,778,325
Robertshaw US Holding Corp., 2nd Lien Term Loan, 9.75% (LIBOR01M+800bps), 2/15/26 (a)	4,000,000	3,200,000
Sabert Corp., 6.25% (LIBOR01M+450bps), 11/26/26 (a)	4,000,000	4,031,680
SIWF Holdings, Inc., 10.20% (LIBOR01M+850bps), 5/26/26 (a)	1,500,000	1,413,750
SIWF Holdings, Inc., 5.95% (LIBOR01M+425bps), 5/27/25 (a)	3,940,000	3,920,300
Specialty Building Products Holdings LLC, 1st Lien Term Loan, 7.45% (LIBOR01M+575bps), 10/1/25 (a)	6,947,500	6,906,996
Spectacle Gary Holdings LLC, 10.80% (LIBOR01M+900bps), 10/17/25 (a) (b)	405,405	409,459
Spectacle Gary Holdings LLC, 10/17/24 (b) (c)	5,594,595	5,650,541
Sprint Communications, Inc., 1st Lien Term Loan B, 4.75% (LIBOR01M+300bps), 2/3/24 (a)	5,422,557	5,395,444
SRS Distribution, Inc., 6.20% (LIBOR01M+450bps), 5/23/25 (a)	2,500,000	2,503,125
SRS Distribution, Inc., 1st Lien Term Loan B, 4.95% (LIBOR01M+325bps), 5/19/25 (a)	3,950,000	3,914,450
Standard Aero, 6.10% (LIBOR03M+400bps), 4/6/26 (a)	1,953,147	1,965,042
Station Casinos LLC, Term Loan B, 4.21% (LIBOR01M+250bps), 6/8/23 (a)	5,619,915	5,641,214
Tailwind Smith Cooper Intermediate Corp., 10.71% (LIBOR01M+900bps), 5/28/27 (a)	3,000,000	2,805,000
Tailwind Smith Cooper Intermediate Corp., 6.71% (LIBOR01M+500bps), 5/28/26 (a)	4,987,500	4,763,063
Team Health Holdings, Inc., 1st Lien Term Loan B, 4.45% (LIBOR01M+275bps), 2/6/24 (a)	6,471,854	5,219,938
Tecomet, Inc., 1st Lien Term Loan B, 4.99% (LIBOR01M+325bps), 4/18/24 (a)	6,824,999	6,833,530
Telesat LLC, 4.63% (LIBOR01M+275bps), 11/22/26 (a)	6,000,000	6,017,520
Tenneco, Inc., 1st Lien Term Loan B, 4.70% (LIBOR01M+300bps), 6/18/25 (a)	6,435,000	6,280,817
Thor Industries, Inc., 1st Lien Term Loan B, 5.50% (LIBOR01M+375bps), 2/1/26 (a)	3,940,601	3,950,452
Titan Acquisition, Ltd., 4.70% (LIBOR01M+300bps), 3/28/25 (a)	4,892,652	4,805,269
Tortoise Borrower LLC, 5.20% (LIBOR03M+350bps), 1/31/25 (a)	4,513,688	4,479,835
Univision Communications, 1st Lien Term Loan C5, 4.45% (LIBOR01M+275bps), 3/15/24 (a)	6,547,508	6,455,974

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
US LBM Borrower LLC, 5.45% (LIBOR01M+375bps), 8/20/22 (a)	$7,787,019	$7,825,954
US Renal Care, Inc., 6.75% (LIBOR03M+500bps), 6/14/26 (a)	4,987,500	4,937,625
USI, Inc., 1st Lien Term Loan B, 5.10% (LIBOR03M+300bps), 5/16/24 (a)	5,812,767	5,806,954
UTZ Quality Foods LLC, 1st Lien Term Loan, 5.20% (LIBOR01M+350bps), 11/14/24 (a)	6,350,637	6,314,121
Verscend Holding Corp., 6.20% (LIBOR01M+450bps), 8/10/25 (a)	5,925,000	5,959,542
Vertex Aerospace Services Corp., 1st Lien Term Loan B, 6.20% (LIBOR01M+450bps), 6/16/25 (a)	2,955,000	2,964,249
WP CPP Holdings LLC, 1st Lien Term Loan B, 5.68% (LIBOR03M+375bps), 4/30/25 (a)	3,950,000	3,915,438
WP CPP Holdings LLC, 2nd Lien Term Loan, 9.68% (LIBOR03M+775bps), 4/30/26 (a)	2,000,000	1,966,260
Total Senior Secured Loans (Cost $497,678,162)		489,228,570
Corporate Bonds (13.9%)
Communication Services (1.6%):
AMC Entertainment Holdings, Inc., 6.13%, 5/15/27, Callable 5/15/22 @ 103.06	5,000,000	4,572,000
Consolidated Communications, Inc., 6.50%, 10/1/22, Callable 2/10/20 @ 101.63	5,000,000	4,567,150
		9,139,150
Consumer Discretionary (3.1%):
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (d)	5,000,000	5,354,250
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (d)	6,000,000	6,613,680
The Enterprise Development Authority, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (d)	5,000,000	5,732,900
		17,700,830
Financials (6.2%):
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31 (d)	4,200,000	4,290,594
Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24, Callable 8/1/21 @ 105 (d)	5,000,000	5,202,900
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (d) (e)	5,000,000	5,420,400
Eagle Holding Co. II LLC, 7.75%, 5/15/22, Callable 2/10/20 @ 101 PIK (d)	5,000,000	5,073,500
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (d)	6,500,000	6,654,505
Wolverine Escrow LLC
9.00%, 11/15/26, Callable 11/15/22 @ 106.75 (d)	4,500,000	4,716,180
13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (d)	4,750,000	4,887,085
		36,245,164
Health Care (0.8%):
Endo Finance LLC, 6.00%, 2/1/25, Callable 2/10/20 @ 103 (d)	3,000,000	2,030,970
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 2/10/20 @ 100 (d) (e)	3,000,000	2,986,140
		5,017,110

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Industrials (1.8%):
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 2/15/20 @ 105 (d) (e)	$4,000,000	$3,963,480
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/10/20 @ 102 (d)	4,000,000	3,585,400
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (d) (e)	3,000,000	3,097,890
		10,646,770
Materials (0.4%):
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (d) (e)	2,500,000	2,479,575
Total Corporate Bonds (Cost $78,118,354)		81,228,599
Total Investments (Cost $575,796,516) — 97.4%		570,457,169
Other assets in excess of liabilities — 2.6%		15,430,589
NET ASSETS — 100.00%		$585,887,758

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(b)  Security purchased on a when-issued basis.

(c)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $72,089,449 and amounted to 12.3% of net assets.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR01W — 1 Week US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PIK — Paid In-Kind

PLC — Public Limited Company

ULC — Unlimited Liability Co.

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Principal Amount	Value
Asset Backed Securities (9.6%)
Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22, Callable 10/15/21 @ 100	$250,000	$251,537
AmeriCredit Automobile, Series 2017-3, Class A3, 1.90%, 3/18/22, Callable 2/18/22 @ 100 (a)	132,803	132,716
Applebee's Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, 6/7/49, Callable 6/5/22 @ 100 (b)	500,000	506,383
Capital Automotive REIT, Series 2016-A1, Class A, 4.55%, 2/15/46 (a) (b)	717,509	746,375
Chesapeake Funding LLC, Series 2018-A1, Class A1, 3.04%, 4/15/30 (b)	221,290	223,782
Enterprise Fleet Financing LLC, Series 2019-1, Class A2, 2.98%, 10/22/24 (b)	200,000	201,909
Focus Brands Funding LLC, Series 2017-1A, Class A2I, 3.86%, 4/30/47, Callable 4/30/20 @ 100 (a) (b)	975,000	978,187
Honda Auto Receivables Owner Trust, Series 2018-3, Class A3, 2.95%, 8/22/22, Callable 1/21/22 @ 100	200,000	202,011
Mercedes-Benz Master Owner Trust, Series 2017-BA, Class A, 2.16% (LIBOR01M+42bps), 5/16/22 (a) (b) (c)	500,000	500,308
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46%, 3/15/22, Callable 1/15/21 @ 100 (a)	229,443	229,677
Verizon Owner Trust, Series 2017-3A, Class B, 2.38%, 4/20/22, Callable 1/20/21 @ 100 (a) (b)	500,000	501,242
World Omni Auto Receivables Trust, Series 2017-A, Class A4, 2.24%, 6/15/23, Callable 5/15/21 @ 100	400,000	401,327
Total Asset Backed Securities (Cost $4,870,888)		4,875,454
Collateralized Mortgage Obligations (2.4%)
COMM Mortgage Trust, Series 2015-PC1, Class A5, 3.90%, 7/10/50 (a)	250,000	266,743
Four Times Square Trust, Series 2006-4TS, Class A, 5.40%, 12/13/28 (b)	463,797	473,872
Hilton USA Trust, Series 2016-SFP, Class A, 2.83%, 11/5/35 (b)	500,000	500,390
Total Collateralized Mortgage Obligations (Cost $1,231,689)		1,241,005
Corporate Bonds (53.7%)
Communication Services (6.9%):
AT&T, Inc., 4.50%, 3/9/48, Callable 9/9/47 @ 100	250,000	276,280
Charter Communications Operating LLC/Capital, 4.20%, 3/15/28, Callable 12/15/27 @ 100 (a) (d)	200,000	213,234
Comcast Corp.
4.15%, 10/15/28, Callable 7/15/28 @ 100 (a)	850,000	956,972
3.97%, 11/1/47, Callable 5/1/47 @ 100	300,000	330,588
Verizon Communications, Inc.
5.15%, 9/15/23 (a)	500,000	555,275
4.52%, 9/15/48 (a)	250,000	299,393
Vodafone Group PLC, 4.38%, 5/30/28 (a)	800,000	886,728
		3,518,470

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Consumer Discretionary (2.6%):
McDonald's Corp., 2.63%, 9/1/29, MTN, Callable 6/1/29 @ 100 (a)	$530,000	$530,488
Target Corp., 3.50%, 7/1/24 (d)	750,000	803,940
		1,334,428
Consumer Staples (4.1%):
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 7/15/22	343,000	348,385
4.75%, 1/23/29, Callable 10/23/28 @ 100 (a)	450,000	522,202
5.55%, 1/23/49, Callable 7/23/48 @ 100	500,000	649,644
Bacardi Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100 (b)	250,000	272,778
Constellation Brands, Inc., 4.10%, 2/15/48, Callable 8/15/47 @ 100 (a) (d)	250,000	261,488
		2,054,497
Energy (12.2%):
Boardwalk Pipelines LP, 4.80%, 5/3/29, Callable 2/3/29 @ 100 (a)	500,000	532,600
Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100 (a) (d)	300,000	317,538
Energy Transfer Partners, 6.00%, 6/15/48, Callable 12/15/47 @ 100 (a)	200,000	233,316
Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	250,000	266,165
Marathon Petroleum Corp., 3.80%, 4/1/28, Callable 1/1/28 @ 100 (a)	500,000	525,425
MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100 (a)	1,000,000	1,061,730
Newfield Exploration Co., 5.38%, 1/1/26, Callable 10/1/25 @ 100	300,000	325,401
Noble Energy, Inc., 3.85%, 1/15/28, Callable 10/15/27 @ 100 (d)	575,000	606,625
Occidental Petroleum Corp., 2.70%, 2/15/23, Callable 11/15/22 @ 100	500,000	503,765
Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100 (b)	200,000	199,258
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27, Callable 9/15/26 @ 100 (a)	1,000,000	1,102,539
Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100 (a)	500,000	514,815
		6,189,177
Financials (11.3%):
Apollo Management Holdings LP, 4.87%, 2/15/29, Callable 11/15/28 @ 100 (b)	250,000	280,683
Banco Santander SA, 3.13%, 2/23/23 (a)	1,000,000	1,019,940
Citigroup, Inc.
2.90%, 12/8/21, Callable 11/8/21 @ 100	500,000	508,030
4.08%(LIBOR03M+119bps), 4/23/29, Callable 4/23/28 @ 100 (a) (c) (d)	750,000	822,188
Credit Suisse Group AG, 3.87%(LIBOR03M+141bps), 1/12/29, Callable 1/12/28 @ 100 (a) (b) (c)	750,000	801,405
Jefferies GRP LLC/Capital, 4.85%, 1/15/27	500,000	551,714
John Deere Capital Corp., 3.65%, 10/12/23 (a)	500,000	529,670
Morgan Stanley, 3.13%, 1/23/23 (a)	750,000	770,917
New York Life Insurance Co., 4.45%, 5/15/69, Callable 11/15/68 @ 100 (b)	100,000	115,018
PartnerRe Finance B LLC, 3.70%, 7/2/29, Callable 4/2/29 @ 100 (d)	350,000	367,213
		5,766,778
Health Care (5.5%):
Abbvie, Inc., 4.88%, 11/14/48, Callable 5/14/48 @ 100	100,000	115,362
Becton Dickinson and Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100 (a)	850,000	885,148
Bristol-Myers Squibb Co., 3.90%, 2/20/28, Callable 11/20/27 @ 100 (b)	1,000,000	1,096,440
CVS Health Corp., 3.35%, 3/9/21 (a)	750,000	761,940
		2,858,890

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
Industrials (3.7%):
United Technologies Corp.
3.65%, 8/16/23, Callable 7/16/23 @ 100	$500,000	$527,290
4.13%, 11/16/28, Callable 8/16/28 @ 100 (a)	350,000	394,016
4.63%, 11/16/48, Callable 5/16/48 @ 100	250,000	312,808
Waste Connections, Inc., 3.50%, 5/1/29, Callable 2/1/29 @ 100 (a)	600,000	635,616
		1,869,730
Information Technology (1.9%):
Broadcom Corp., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (a)	700,000	724,976
Fiserv, Inc., 3.80%, 10/1/23, Callable 9/1/23 @ 100	250,000	264,090
		989,066
Materials (2.3%):
DuPont de Nemours, Inc., 4.21%, 11/15/23, Callable 10/15/23 @ 100 (a)	500,000	534,765
WRKCo, Inc., 4.90%, 3/15/29, Callable 12/15/28 @ 100 (a)	600,000	682,776
		1,217,541
Real Estate (1.6%):
Alexandria Real Estate Equities, Inc., 3.38%, 8/15/31, Callable 5/15/31 @ 100	250,000	260,683
Simon Property Group, LP, 3.75%, 2/1/24, Callable 11/1/23 @ 100	500,000	532,415
		793,098
Utilities (1.6%):
Avangrid, Inc., 3.80%, 6/1/29, Callable 3/1/29 @ 100	750,000	795,780
Total Corporate Bonds (Cost $26,068,506)		27,387,455
Residential Mortgage Backed Securities (0.7%)
Bank of America Funding Corp., Series 2004-2, Class 1CB1, 5.75%, 9/20/34, Callable 5/20/25 @ 100 (a)	75,373	79,947
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 4.34%, 10/25/33, Callable 1/25/20 @ 100 (a) (e)	132,732	132,732
Countrywide Home Loans, Inc., Series 2004-5, Class 2A9, 5.25%, 5/25/34, Callable 1/25/20 @ 100 (a)	108,789	108,789
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 1/25/20, Callable 8/25/24 @ 100 (a)	1,878	1,730
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 4.61%, 2/25/35, Callable 1/25/20 @ 100 (a) (e)	32,975	32,975
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3, 4.75%, 2/25/20, Callable 1/25/20 @ 100 (a)	2,327	2,337
Prime Mortgage Trust, Series 2004-2, Class A2, 4.75%, 2/25/20, Callable 1/25/20 @ 100 (a)	2,267	2,288
Residential Funding Mortgage Securities I, Inc., Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/20 @ 100 (a)	218	218
Total Residential Mortgage Backed Securities (Cost $361,395)		361,016

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Principal Amount	Value
U.S. Government Mortgage Backed Agencies (0.3%)
Federal National Mortgage Association Series 2018-M1, Class A2, 2.99%, 12/25/27	$65,000	$67,986
3.50%, 7/1/43 (a)	82,551	86,896
		154,882
Total U.S. Government Mortgage Backed Agencies (Cost $146,775)		154,882
U.S. Treasury Obligations (31.7%)
U.S. Treasury Bonds 2.75%, 11/15/47 (a)	1,200,000	1,290,000
3.00%, 2/15/48	140,000	157,828
2.25%, 8/15/49	175,000	170,297
U.S. Treasury Notes
1.25%, 1/31/20	150,000	149,941
2.25%, 3/31/20 (a)	400,000	400,594
2.13%, 5/31/21 (a)	1,000,000	1,007,266
1.75%, 7/31/21 (a)	900,000	902,180
2.38%, 1/31/23 (a)	805,000	823,364
2.63%, 2/28/23 (a)	460,000	474,267
2.88%, 11/30/23 (a)	3,000,000	3,138,046
1.75%, 7/31/24 (a)	1,500,000	1,504,922
1.25%, 8/31/24	100,000	98,094
2.50%, 1/31/25 (a)	1,650,000	1,714,840
1.88%, 7/31/26 (a)	2,100,000	2,109,188
1.63%, 8/15/29 (a)	2,315,000	2,257,125
Total U.S. Treasury Obligations (Cost $15,855,116)		16,197,952
Collateral for Securities Loaned^ (4.9%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (f)	119,823	119,823
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (f)	660,138	660,138
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (f)	20,013	20,013
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (f)	398,792	398,792
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (f)	438,702	438,702
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (f)	877,374	877,374
Total Collateral for Securities Loaned (Cost $2,514,842)		2,514,842
Total Investments (Cost $51,049,211) — 103.3%		52,732,606
Liabilities in excess of other assets — (3.3)%		(1,700,205)
NET ASSETS — 100.00%		$51,032,401

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2019

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $7,398,030 and amounted to 14.5% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(d)  All or a portion of this security is on loan.

(e)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2019.

(f)  Rate disclosed is the daily yield on December 31, 2019.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	16	3/31/20	$3,453,060	$3,448,000	$(5,060)
30-Year U.S. Treasury Bond Future	16	3/20/20	2,549,439	2,494,500	(54,939)
Ultra Long Term U.S. Treasury Bond Future	11	3/20/20	2,066,259	1,998,219	(68,040)
					$(128,039)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	16	3/20/20	$2,268,446	$2,251,250	$17,196
10-Year U.S. Treasury Note Future	18	3/20/20	2,337,401	2,311,594	25,807
5-Year U.S. Treasury Note Future	25	3/31/20	2,980,183	2,965,234	14,949
					$57,952
	Total unrealized appreciation				$57,952
	Total unrealized depreciation				(128,039)
	Total net unrealized appreciation (depreciation)				$(70,087)

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2019

Centrally Cleared

Credit Default Swap Agreements — Buy Protection (a)

Underlying Instrument*	Fixed Deal Pay Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2019 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 33	5.00%	12/20/24	Quarterly	2.81%	$841,500	$(81,396)	$(61,246)	$(20,150)
						$(81,396)	$(61,246)	$(20,150)

*  As of December 31, 2019, the CDX North America High Yield Index (the "Index") included securities which had defaulted and represented 1% of the Index. Reflects the notional amount after the default of securities.

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the Index.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
ASSETS:
Investments, at value (Cost $30,671,249, $263,724,256 and $191,068,410)	$31,390,987	(a)	$264,972,436 (b)	$195,292,616 (c)
Cash and cash equivalents	414,169		879,076	10,610,418
Deposits with brokers for futures contracts	122,538		935,507	—
Deposits with brokers for swap agreements	207,688		2,785,790	—
Interest and dividends receivable	181,280		1,483,981	2,567,550
Receivable for capital shares issued	62,640		253,711	674,886
Receivable for investments sold	—		—	39,471
Variation margin receivable on open futures contracts	94		25,899	—
Receivable from Adviser	24,145		22,843	65,272
Prepaid expenses	25,812		29,540	26,220
Total Assets	32,429,353		271,388,783	209,276,433
LIABILITIES:
Payables:
Collateral received on loaned securities	662,890		1,828,649	26,022,081
Distributions	1,419		88,814	250,349
Investments purchased	106,034		—	2,940,000
Capital shares redeemed	8,542		2,631,655	131,435
Variation margin on open futures contracts	320		—	—
Variation margin on open swap agreements	311		2,662	—
Accrued expenses and other payables:
Investment advisory fees	13,510		104,381	89,269
Administration fees	1,521		13,010	8,559
Custodian fees	1,477		2,923	6,109
Transfer agent fees	10,181		60,460	28,969
Compliance fees	20		175	112
Trustees' fees	31		269	167
12b-1 fees	4,393		24,567	16,852
Other accrued expenses	16,575		34,534	29,110
Total Liabilities	827,224		4,792,099	29,523,012
NET ASSETS:
Capital	31,502,478		297,839,680	182,691,602
Total distributable earnings/(loss)	99,651		(31,242,996)	(2,938,181)
Net Assets	$31,602,129		$266,596,684	$179,753,421
Net Assets
Class A Shares	$22,004,722		$61,971,606	$31,601,532
Class C Shares	2,823,980		38,969,075	21,163,215
Class R Shares	3,361,601		1,146,874	18,817,856
Class Y Shares	3,411,826		164,509,129	108,170,818
Total	$31,602,129		$266,596,684	$179,753,421
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,263,245		6,203,113	4,692,682
Class C Shares	290,603		3,902,168	3,136,109
Class R Shares	344,899		114,813	2,787,130
Class Y Shares	351,294		16,460,397	16,144,902
Total	3,250,041		26,680,491	26,760,823
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.72		$9.99	$6.73
Class C Shares (d)	$9.72		$9.99	$6.75
Class R Shares	$9.75		$9.99	$6.75
Class Y Shares	$9.71		$9.99	$6.70
Maximum Sales Charge — Class A Shares	2.00%		2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.92		$10.19	$6.87

(a)  Includes $645,832 of securities on loan.

(b)  Includes $1,776,595 of securities on loan.

(c)  Includes $25,052,816 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
ASSETS:
Investments, at value (Cost $59,183,931, $39,276,430 and $575,796,516)	$63,708,267	$41,916,145	$570,457,169
Cash and cash equivalents	1,770,340	1,396,726	18,627,227
Interest and dividends receivable	588,217	484,911	3,491,373
Receivable for capital shares issued	93,312	96,151	982,647
Receivable for investments sold	—	—	1,097,035
Receivable from Adviser	24,727	29,930	136,781
Prepaid expenses	22,485	21,414	39,637
Total Assets	66,207,348	43,945,277	594,831,869
LIABILITIES:
Payables:
Distributions	11,449	10,552	333,868
Investments purchased	—	—	5,820,000
Capital shares redeemed	157,003	114,709	2,124,220
Accrued expenses and other payables:
Investment advisory fees	28,659	18,504	322,421
Administration fees	3,233	2,083	27,873
Custodian fees	632	720	43,021
Transfer agent fees	12,482	7,013	105,181
Compliance fees	42	28	389
Trustees' fees	64	43	664
12b-1 fees	8,438	8,102	81,789
Other accrued expenses	16,810	15,540	84,685
Total Liabilities	238,812	177,294	8,944,111
NET ASSETS:
Capital	61,744,692	41,866,572	762,300,289
Total distributable earnings/(loss)	4,223,844	1,901,411	(176,412,531)
Net Assets	$65,968,536	$43,767,983	$585,887,758
Net Assets
Class A Shares	$30,250,307	$19,153,384	$146,583,573
Class C Shares	11,259,386	13,995,043	149,053,785
Class R Shares	—	—	454,541
Class Y Shares	24,458,843	10,619,556	289,795,859
Total	$65,968,536	$43,767,983	$585,887,758
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,074,010	1,781,427	15,561,483
Class C Shares	1,144,619	1,301,731	15,818,789
Class R Shares	—	—	48,285
Class Y Shares	2,486,669	987,725	30,742,802
Total	6,705,298	4,070,883	62,171,359
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.84	$10.75	$9.42
Class C Shares (a)	$9.84	$10.75	$9.42
Class R Shares	—	—	$9.41
Class Y Shares	$9.84	$10.75	$9.43
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.04	$10.97	$9.61

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statement of Assets and Liabilities December 31, 2019
	Victory Strategic Income Fund
ASSETS:
Investments, at value (Cost $51,049,211)	$52,732,606	(a)
Cash and cash equivalents	322,955
Deposits with brokers for futures contracts	139,960
Deposits with brokers for swap agreements	59,198
Interest and dividends receivable	425,510
Receivable for capital shares issued	249
Variation margin receivable on open futures contracts	6,055
Variation margin receivable on open swap agreements	551
Receivable from Adviser	24,486
Prepaid expenses	25,376
Total Assets	53,736,946
LIABILITIES:
Payables:
Collateral received on loaned securities	2,514,842
Distributions	54,932
Capital shares redeemed	55,842
Variation margin on open futures contracts	18,219
Accrued expenses and other payables:
Investment advisory fees	26,088
Administration fees	2,455
Custodian fees	2,060
Transfer agent fees	3,613
Compliance fees	33
Trustees' fees	50
12b-1 fees	8,353
Other accrued expenses	18,058
Total Liabilities	2,704,545
NET ASSETS:
Capital	50,344,999
Total distributable earnings/(loss)	687,402
Net Assets	$51,032,401
Net Assets
Class A Shares	$33,766,765
Class C Shares	9,126,405
Class R Shares	2,865,510
Class Y Shares	5,273,721
Total	$51,032,401
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,261,229
Class C Shares	877,327
Class R Shares	275,286
Class Y Shares	512,269
Total	4,926,111
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$10.35
Class C Shares (b)	10.40
Class R Shares	10.41
Class Y Shares	10.29
Maximum Sales Charge — Class A Shares	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.56

(a)  Includes $2,429,241 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory INCORE Investment Quality Bond Fund	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
Investment Income:
Dividends	$—	$—	$37,840
Interest	998,711	8,090,948	9,411,791
Securities lending (net of fees)	371	1,690	68,751
Total Income	999,082	8,092,638	9,518,382
Expenses:
Investment advisory fees	164,964	1,322,878	849,361
Administration fees	20,178	180,036	85,984
12b-1 fees — Class A Shares	58,036	188,944	74,752
12b-1 fees — Class C Shares	32,465	492,962	203,554
12b-1 fees — Class R Shares	16,431	6,670	92,334
Custodian fees	9,319	19,131	30,215
Transfer agent fees	4,470	47,578	5,047
Transfer agent fees — Class A Shares	39,422	75,982	23,205
Transfer agent fees — Class C Shares	3,591	47,452	5,509
Transfer agent fees — Class R Shares	6,313	2,651	4,073
Transfer agent fees — Class Y Shares	3,814	178,540	106,416
Trustees' fees	4,054	26,588	11,185
Compliance fees	264	2,380	1,062
Legal and audit fees	12,950	32,290	22,833
State registration and filing fees	56,382	66,609	64,813
Interest expense on Interfund lending	—	24	—
Other expenses	25,403	56,732	46,798
Total Expenses	458,056	2,747,447	1,627,141
Expenses waived/reimbursed by Adviser	(127,606)	(251,581)	(181,413)
Net Expenses	330,450	2,495,866	1,445,728
Net Investment Income (Loss)	668,632	5,596,772	8,072,654
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	792,252	616,840	928,393
Net realized gains (losses) from futures contracts	(76,271)	311,974	—
Net realized gains (losses) from swap agreements	(257,113)	(2,483,152)	—
Net change in unrealized appreciation/depreciation on investment securities	1,015,868	4,998,316	8,834,338
Net change in unrealized appreciation/depreciation on futures contracts	46,258	(749,596)	—
Net change in unrealized appreciation/depreciation on swap agreements	183,902	1,941,780	—
Net realized/unrealized gains (losses) on investments	1,704,896	4,636,162	9,762,731
Change in net assets resulting from operations	$2,373,528	$10,232,934	$17,835,385
See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Investment Income:
Interest	$2,601,661	$1,865,349	$41,407,398
Total Income	2,601,661	1,865,349	41,407,398
Expenses:
Investment advisory fees	338,877	226,231	3,909,540
Administration fees	41,448	27,678	368,035
12b-1 fees — Class A Shares	79,357	45,026	338,902
12b-1 fees — Class C Shares	146,319	161,004	1,812,283
12b-1 fees — Class R Shares	—	—	2,823
Custodian fees	4,738	5,770	244,410
Transfer agent fees	10,558	8,575	64,342
Transfer agent fees — Class A Shares	23,234	13,885	117,701
Transfer agent fees — Class C Shares	10,987	11,234	165,675
Transfer agent fees — Class R Shares	—	—	765
Transfer agent fees — Class Y Shares	23,709	7,103	262,895
Trustees' fees	6,955	5,126	52,589
Compliance fees	540	363	4,848
Legal and audit fees	13,931	12,357	90,377
State registration and filing fees	45,440	48,067	81,992
Interest expense on Interfund lending	78	11	283
Other expenses	22,364	20,147	164,702
Total Expenses	768,535	592,577	7,682,162
Expenses waived/reimbursed by Adviser	(132,065)	(132,417)	(841,458)
Net Expenses	636,470	460,160	6,840,704
Net Investment Income (Loss)	1,965,191	1,405,189	34,566,694
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	930,963	(123,953)	(3,969,624)
Net change in unrealized appreciation/depreciation on investment securities	2,797,481	2,151,260	23,471,885
Net realized/unrealized gains (losses) on investments	3,728,444	2,027,307	19,502,261
Change in net assets resulting from operations	$5,693,635	$3,432,496	$54,068,955

See notes to financial statements.

Victory Portfolios	Statement of Operations For the Year Ended December 31, 2019
Victory Strategic Income Fund
Investment Income:
Dividends	$74,941
Interest	1,731,765
Securities lending (net of fees)	3,976
Total Income	1,810,682
Expenses:
Investment advisory fees	304,848
Administration fees	31,046
12b-1 fees — Class A Shares	83,516
12b-1 fees — Class C Shares	96,489
12b-1 fees — Class R Shares	14,073
Custodian fees	12,959
Transfer agent fees	4,371
Transfer agent fees — Class A Shares	8,634
Transfer agent fees — Class C Shares	5,576
Transfer agent fees — Class R Shares	543
Transfer agent fees — Class Y Shares	2,444
Trustees' fees	5,460
Compliance fees	404
Legal and audit fees	15,305
State registration and filing fees	61,228
Other expenses	22,711
Total Expenses	669,607
Expenses waived/reimbursed by Adviser	(110,089)
Net Expenses	559,518
Net Investment Income (Loss)	1,251,164
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	1,058,577
Net realized gains (losses) from futures contracts	147,348
Net realized gains (losses) from swap agreements	(44,859)
Net change in unrealized appreciation/depreciation on investment securities	2,233,489
Net change in unrealized appreciation/depreciation on futures contracts	(264,161)
Net change in unrealized appreciation/depreciation on swap agreements	(20,150)
Net realized/unrealized gains (losses) on investments	3,110,244
Change in net assets resulting from operations	$4,361,408

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$668,632	$845,565	$5,596,772	$6,485,110	$8,072,654	$4,157,311
Net realized gains (losses) from investments	458,868	(885,327)	(1,554,338)	(851,374)	928,393	762,754
Net change in unrealized appreciation/ depreciation on investments	1,246,028	(528,601)	6,190,500	(2,879,432)	8,834,338	(5,292,005)
Change in net assets resulting from operations	2,373,528	(568,363)	10,232,934	2,754,304	17,835,385	(371,940)
Distributions to Shareholders:
Class A Shares	(553,387)	(736,699)	(1,562,354)	(2,446,294)	(1,707,779)	(1,373,046)
Class C Shares	(48,455)	(80,797)	(645,910)	(961,618)	(1,017,743)	(1,141,547)
Class R Shares	(64,516)	(85,278)	(22,128)	(29,001)	(991,828)	(1,084,151)
Class Y Shares	(85,405)	(107,033)	(3,852,275)	(4,911,061)	(4,352,666)	(613,768)
From return of capital:
Class A Shares	—	—	(54,402)	—	—	—
Class C Shares	—	—	(22,491)	—	—	—
Class R Shares	—	—	(770)	—	—	—
Class Y Shares	—	—	(134,138)	—	—	—
Change in net assets resulting from distributions to shareholders	(751,763)	(1,009,807)	(6,294,468)	(8,347,974)	(8,070,016)	(4,212,512)
Change in net assets resulting from capital transactions	(4,159,816)	(10,074,855)	(77,242,799)	(160,010,798)	88,103,596	17,874,778
Change in net assets	(2,538,051)	(11,653,025)	(73,304,333)	(165,604,468)	97,868,965	13,290,326
Net Assets:
Beginning of period	34,140,180	45,793,205	339,901,017	505,505,485	81,884,456	68,594,130
End of period	$31,602,129	$34,140,180	$266,596,684	$339,901,017	$179,753,421	$81,884,456

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,390,006	$2,431,100	$26,923,927	$30,744,375	$14,316,080	$8,578,195
Distributions reinvested	541,439	708,767	1,496,239	2,128,032	1,089,701	837,993
Cost of shares redeemed	(6,120,937)	(9,305,764)	(63,661,715)	(84,318,228)	(9,825,415)	(6,155,194)
Total Class A Shares	$(3,189,492)	$(6,165,897)	$(35,241,549)	$(51,445,821)	$5,580,366	$3,260,994
Class C Shares
Proceeds from shares issued	$143,899	$115,170	$1,733,369	$5,049,809	$2,217,726	$467,260
Distributions reinvested	40,736	70,118	555,049	815,577	243,448	318,084
Cost of shares redeemed	(1,154,650)	(2,479,459)	(26,142,779)	(25,622,129)	(2,392,678)	(2,448,114)
Total Class C Shares	$(970,015)	$(2,294,171)	$(23,854,361)	$(19,756,743)	$68,496	$(1,662,770)
Class R Shares
Proceeds from shares issued	$254,810	$381,014	$166,661	$720,436	$201,511	$493,060
Distributions reinvested	64,470	84,899	21,886	27,842	104,219	147,473
Cost of shares redeemed	(310,418)	(1,072,079)	(614,563)	(1,248,707)	(584,834)	(1,182,114)
Total Class R Shares	$8,862	$(606,166)	$(426,016)	$(500,429)	$(279,104)	$(541,581)
Class Y Shares
Proceeds from shares issued	$1,073,428	$669,922	$79,871,959	$89,186,215	$109,042,788	$21,430,313
Distributions reinvested	83,285	102,539	3,209,388	4,002,004	3,905,005	485,679
Cost of shares redeemed	(1,165,884)	(1,781,082)	(100,802,220)	(181,496,024)	(30,213,955)	(5,097,857)
Total Class Y Shares	$(9,171)	$(1,008,621)	$(17,720,873)	$(88,307,805)	$82,733,838	$16,818,135
Change in net assets resulting from capital transactions	$(4,159,816)	$(10,074,855)	$(77,242,799)	$(160,010,798)	$88,103,596	$17,874,778

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	250,126	259,560	2,713,126	3,106,607	2,178,302	1,324,722
Reinvested	56,710	76,253	150,473	214,752	165,464	129,433
Redeemed	(642,094)	(1,001,548)	(6,419,997)	(8,500,863)	(1,488,742)	(946,378)
Total Class A Shares	(335,258)	(665,735)	(3,556,398)	(5,179,504)	855,024	507,777
Class C Shares
Issued	14,963	12,218	174,135	511,435	336,209	71,687
Reinvested	4,274	7,545	55,850	82,367	36,921	48,947
Redeemed	(121,567)	(266,190)	(2,631,589)	(2,586,154)	(364,090)	(377,563)
Total Class C Shares	(102,330)	(246,427)	(2,401,604)	(1,992,352)	9,040	(256,929)
Class R Shares
Issued	26,637	40,562	16,756	72,503	30,796	75,414
Reinvested	6,730	9,118	2,201	2,811	15,810	22,696
Redeemed	(32,531)	(115,435)	(61,801)	(125,706)	(89,390)	(184,892)
Total Class R Shares	836	(65,755)	(42,844)	(50,392)	(42,784)	(86,782)
Class Y Shares
Issued	111,553	71,550	8,030,344	9,003,632	16,745,403	3,334,887
Reinvested	8,725	11,041	322,449	403,649	594,277	75,911
Redeemed	(122,068)	(190,915)	(10,149,972)	(18,291,525)	(4,607,680)	(795,040)
Total Class Y Shares	(1,790)	(108,324)	(1,797,179)	(8,884,244)	12,732,000	2,615,758
Change in Shares	(438,542)	(1,086,241)	(7,798,025)	(16,106,492)	13,553,280	2,779,824

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$1,965,191	$2,744,685	$1,405,189	$2,264,029	$34,566,694	$34,678,316
Net realized gains (losses) from investments	930,963	441,470	(123,953)	825,294	(3,969,624)	(2,188,784)
Net change in unrealized appreciation/ depreciation on investments	2,797,481	(2,948,214)	2,151,260	(3,343,476)	23,471,885	(29,992,718)
Change in net assets resulting from operations	5,693,635	237,941	3,432,496	(254,153)	54,068,955	2,496,814
Distributions to Shareholders:
Class A Shares	(1,464,845)	(1,674,030)	(787,699)	(833,535)	(8,004,025)	(7,767,897)
Class C Shares	(531,783)	(927,398)	(562,857)	(737,053)	(9,318,078)	(11,211,612)
Class R Shares	—	—	—	—	(30,409)	(34,879)
Class Y Shares	(1,054,293)	(1,215,244)	(507,091)	(693,477)	(17,355,800)	(15,978,424)
Change in net assets resulting from distributions to shareholders	(3,050,921)	(3,816,672)	(1,857,647)	(2,264,065)	(34,708,312)	(34,992,812)
Change in net assets resulting from capital transactions	(4,913,162)	(19,692,166)	(5,254,452)	(27,903,721)	(45,868,103)	(45,765,231)
Change in net assets	(2,270,448)	(23,270,897)	(3,679,603)	(30,421,939)	(26,507,460)	(78,261,229)
Net Assets:
Beginning of period	68,238,984	91,509,881	47,447,586	77,869,525	612,395,218	690,656,447
End of period	$65,968,536	$68,238,984	$43,767,983	$47,447,586	$585,887,758	$612,395,218

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,695,710	$3,746,017	$4,547,178	$1,462,753	$70,076,253	$45,834,320
Distributions reinvested	1,392,860	1,587,635	711,497	744,985	7,183,990	6,719,663
Cost of shares redeemed	(7,042,732)	(11,426,401)	(3,153,534)	(10,719,172)	(53,129,272)	(75,051,508)
Total Class A Shares	$(954,162)	$(6,092,749)	$2,105,141	$(8,511,434)	$24,130,971	$(22,497,525)
Class C Shares
Proceeds from shares issued	$452,375	$479,938	$641,769	$599,566	$7,693,670	$19,574,341
Distributions reinvested	442,740	767,834	493,333	647,618	7,766,719	9,501,754
Cost of shares redeemed	(8,300,227)	(8,753,995)	(7,042,158)	(6,270,846)	(84,302,278)	(71,921,531)
Total Class C Shares	$(7,405,112)	$(7,506,223)	$(5,907,056)	$(5,023,662)	$(68,841,889)	$(42,845,436)
Class R Shares
Proceeds from shares issued	$—	$—	$—	$—	$111,430	$218,439
Distributions reinvested	—	—	—	—	22,324	25,934
Cost of shares redeemed	—	—	—	—	(414,932)	(408,718)
Total Class R Shares	$—	$—	$—	$—	$(281,178)	$(164,345)
Class Y Shares
Proceeds from shares issued	$6,261,814	$4,360,518	$1,046,792	$1,879,873	$127,457,843	$133,354,896
Distributions reinvested	1,026,770	1,153,505	489,689	657,063	14,917,921	13,787,041
Cost of shares redeemed	(3,842,472)	(11,607,217)	(2,989,018)	(16,905,561)	(143,251,771)	(127,399,862)
Total Class Y Shares	$3,446,112	$(6,093,194)	$(1,452,537)	$(14,368,625)	$(876,007)	$19,742,075
Change in net assets resulting from capital transactions	$(4,913,162)	$(19,692,166)	$(5,254,452)	$(27,903,721)	$(45,868,103)	$(45,765,231)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	478,144	392,511	425,557	138,669	7,475,434	4,791,356
Reinvested	141,785	165,480	66,390	70,896	767,211	705,288
Redeemed	(713,456)	(1,182,655)	(296,773)	(1,018,059)	(5,679,746)	(7,916,526)
Total Class A Shares	(93,527)	(624,664)	195,174	(808,494)	2,562,899	(2,419,882)
Class C Shares
Issued	45,850	49,729	59,871	57,162	821,505	2,060,999
Reinvested	45,183	80,097	46,148	61,664	828,359	996,600
Redeemed	(846,526)	(907,537)	(659,895)	(597,211)	(8,978,146)	(7,539,753)
Total Class C Shares	(755,493)	(777,711)	(553,876)	(478,385)	(7,328,282)	(4,482,154)
Class R Shares
Issued	—	—	—	—	11,901	22,917
Reinvested	—	—	—	—	2,385	2,724
Redeemed	—	—	—	—	(44,380)	(42,619)
Total Class R Shares	—	—	—	—	(30,094)	(16,978)
Class Y Shares
Issued	633,656	453,041	98,269	178,749	13,621,991	14,061,221
Reinvested	104,534	120,245	45,760	62,531	1,591,749	1,447,068
Redeemed	(392,165)	(1,201,743)	(280,476)	(1,607,188)	(15,289,018)	(13,431,987)
Total Class Y Shares	346,025	(628,457)	(136,447)	(1,365,908)	(75,278)	2,076,302
Change in Shares	(502,995)	(2,030,832)	(495,149)	(2,652,787)	(4,870,755)	(4,842,712)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Strategic Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$1,251,164	$1,727,890
Net realized gains (losses) from investments	1,161,066	(1,587,023)
Net change in unrealized appreciation/depreciation on investments	1,949,178	(630,096)
Change in net assets resulting from operations	4,361,408	(489,229)
Distributions to Shareholders:
Class A Shares	(852,988)	(1,129,828)
Class C Shares	(173,876)	(288,258)
Class R Shares	(60,881)	(83,778)
Class Y Shares	(136,515)	(191,276)
From return of capital:
Class A Shares	(50,329)	—
Class C Shares	(10,259)	—
Class R Shares	(3,592)	—
Class Y Shares	(8,055)	—
Change in net assets resulting from distributions to shareholders	(1,296,495)	(1,693,140)
Change in net assets resulting from capital transactions	(1,865,822)	(7,720,233)
Change in net assets	1,199,091	(9,902,602)
Net Assets:
Beginning of period	49,833,310	59,735,912
End of period	$51,032,401	$49,833,310

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Strategic Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,094,391	$675,278
Distributions reinvested	139,804	198,500
Cost of shares redeemed	(1,529,524)	(2,400,693)
Total Class A Shares	$(295,329)	$(1,526,915)
Class C Shares
Proceeds from shares issued	$332,247	$1,070,368
Distributions reinvested	137,629	226,185
Cost of shares redeemed	(2,160,161)	(2,276,130)
Total Class C Shares	$(1,690,285)	$(979,577)
Class R Shares
Proceeds from shares issued	$8,929	$9,743
Distributions reinvested	8,376	13,196
Cost of shares redeemed	(82,802)	(73,239)
Total Class R Shares	$(65,497)	$(50,300)
Class Y Shares
Proceeds from shares issued	$638,486	$412,952
Distributions reinvested	71,237	103,535
Cost of shares redeemed	(524,434)	(5,679,928)
Total Class Y Shares	$185,289	$(5,163,441)
Change in net assets resulting from capital transactions	$(1,865,822)	$(7,720,233)
Share Transactions:
Class A Shares
Issued	107,366	67,828
Reinvested	13,743	20,169
Redeemed	(149,880)	(244,021)
Total Class A Shares	(28,771)	(156,024)
Class C Shares
Issued	32,731	106,921
Reinvested	13,502	22,876
Redeemed	(213,151)	(230,950)
Total Class C Shares	(166,918)	(101,153)
Class R Shares
Issued	880	982
Reinvested	820	1,334
Redeemed	(8,345)	(7,448)
Total Class R Shares	(6,645)	(5,132)
Class Y Shares
Issued	62,449	42,123
Reinvested	7,040	10,562
Redeemed	(52,459)	(566,546)
Total Class Y Shares	17,030	(513,861)
Change in Shares	(185,304)	(776,170)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory INCORE Investment Quality Bond Fund
Class A
Year Ended 12/31/19	$9.26	0.20	0.49	0.69	(0.23)	—
Year Ended 12/31/18	$9.59	0.21	(0.29)	(0.08)	(0.25)	—
Year Ended 12/31/17	$9.48	0.18	0.16	0.34	(0.23)	—
Year Ended 12/31/16	$9.57	0.22	0.16	0.38	(0.23)	(0.24)
Year Ended 12/31/15	$10.16	0.31	(0.38)	(0.07)	(0.30)	(0.22)
Class C
Year Ended 12/31/19	$9.25	0.12	0.49	0.61	(0.14)	—
Year Ended 12/31/18	$9.58	0.13	(0.29)	(0.16)	(0.17)	—
Year Ended 12/31/17	$9.47	0.10	0.16	0.26	(0.15)	—
Year Ended 12/31/16	$9.56	0.14	0.16	0.30	(0.15)	(0.24)
Year Ended 12/31/15	$10.16	0.22	(0.38)	(0.16)	(0.22)	(0.22)
Class R
Year Ended 12/31/19	$9.28	0.16	0.50	0.66	(0.19)	—
Year Ended 12/31/18	$9.61	0.18	(0.30)	(0.12)	(0.21)	—
Year Ended 12/31/17	$9.50	0.14	0.16	0.30	(0.19)	—
Year Ended 12/31/16	$9.58	0.19	0.17	0.36	(0.20)	(0.24)
Year Ended 12/31/15	$10.18	0.27	(0.39)	(0.12)	(0.26)	(0.22)
Class Y
Year Ended 12/31/19	$9.25	0.22	0.49	0.71	(0.25)	—
Year Ended 12/31/18	$9.58	0.23	(0.29)	(0.06)	(0.27)	—
Year Ended 12/31/17	$9.47	0.20	0.16	0.36	(0.25)	—
Year Ended 12/31/16	$9.56	0.25	0.16	0.41	(0.26)	(0.24)
Year Ended 12/31/15	$10.17	0.32	(0.39)	(0.07)	(0.32)	(0.22)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory INCORE Investment Quality Bond Fund
Class A
Year Ended 12/31/19	(0.23)	$9.72	7.49%	0.90%	2.13%	1.23%	$22,004	92%
Year Ended 12/31/18	(0.25)	$9.26	(0.80)%	0.90%	2.27%	1.13%	$24,049	115%
Year Ended 12/31/17	(0.23)	$9.59	3.62%	0.90%	1.86%	1.07%	$31,306	70%
Year Ended 12/31/16	(0.47)	$9.48	4.01%	0.90%	2.29%	1.14%	$40,510	148%
Year Ended 12/31/15	(0.52)	$9.57	(0.74)%	0.90%	3.06%	1.07%	$51,747	73%
Class C
Year Ended 12/31/19	(0.14)	$9.72	6.65%	1.77%	1.28%	2.23%	$2,824	92%
Year Ended 12/31/18	(0.17)	$9.25	(1.66)%	1.77%	1.42%	2.10%	$3,634	115%
Year Ended 12/31/17	(0.15)	$9.58	2.74%	1.77%	0.99%	1.91%	$6,127	70%
Year Ended 12/31/16	(0.39)	$9.47	3.11%	1.77%	1.42%	1.92%	$8,915	148%
Year Ended 12/31/15	(0.44)	$9.56	(1.70)%	1.77%	2.19%	1.85%	$10,510	73%
Class R
Year Ended 12/31/19	(0.19)	$9.75	7.14%	1.30%	1.71%	1.83%	$3,362	92%
Year Ended 12/31/18	(0.21)	$9.28	(1.20)%	1.30%	1.88%	1.69%	$3,192	115%
Year Ended 12/31/17	(0.19)	$9.61	3.16%	1.30%	1.44%	1.65%	$3,940	70%
Year Ended 12/31/16	(0.44)	$9.50	3.71%	1.30%	1.90%	1.44%	$4,477	148%
Year Ended 12/31/15	(0.48)	$9.58	(1.24)%	1.30%	2.65%	1.45%	$5,568	73%
Class Y
Year Ended 12/31/19	(0.25)	$9.71	7.76%	0.66%	2.35%	1.24%	$3,412	92%
Year Ended 12/31/18	(0.27)	$9.25	(0.56)%	0.66%	2.51%	1.12%	$3,265	115%
Year Ended 12/31/17	(0.25)	$9.58	3.87%	0.66%	2.09%	0.98%	$4,421	70%
Year Ended 12/31/16	(0.50)	$9.47	4.26%	0.66%	2.53%	0.94%	$6,133	148%
Year Ended 12/31/15	(0.54)	$9.56	(0.73)%	0.66%	3.19%	0.86%	$5,557	73%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Return of Capital	Total Distributions
Victory INCORE Low Duration Bond Fund
Class A
Year Ended 12/31/19	$9.86	0.19	0.15	0.34		(0.20)	(0.01)	(0.21)
Year Ended 12/31/18	$9.99	0.16	(0.08)	0.08		(0.21)	—	(0.21)
Year Ended 12/31/17	$10.03	0.12	0.02	0.14		(0.18)	—	(0.18)
Year Ended 12/31/16	$9.95	0.12	0.06	0.18		(0.10)	—	(0.10)
Year Ended 12/31/15	$10.03	0.14	(0.09)	0.05		(0.13)	—	(0.13)
Class C
Year Ended 12/31/19	$9.85	0.12	0.16	0.28		(0.14)	— (c)	(0.14)
Year Ended 12/31/18	$9.99	0.09	(0.09)	—	(c)	(0.14)	—	(0.14)
Year Ended 12/31/17	$10.02	0.04	0.03	0.07		(0.10)	—	(0.10)
Year Ended 12/31/16	$9.95	0.04	0.05	0.09		(0.02)	—	(0.02)
Year Ended 12/31/15	$10.03	0.06	(0.08)	(0.02)		(0.06)	—	(0.06)
Class R
Year Ended 12/31/19	$9.86	0.15	0.15	0.30		(0.16)	(0.01)	(0.17)
Year Ended 12/31/18	$9.99	0.12	(0.08)	0.04		(0.17)	—	(0.17)
Year Ended 12/31/17	$10.02	0.08	0.03	0.11		(0.14)	—	(0.14)
Year Ended 12/31/16	$9.95	0.08	0.05	0.13		(0.06)	—	(0.06)
Year Ended 12/31/15	$10.03	0.10	(0.09)	0.01		(0.09)	—	(0.09)
Class Y
Year Ended 12/31/19	$9.86	0.21	0.16	0.37		(0.23)	(0.01)	(0.24)
Year Ended 12/31/18	$10.00	0.19	(0.10)	0.09		(0.23)	—	(0.23)
Year Ended 12/31/17	$10.03	0.15	0.02	0.17		(0.20)	—	(0.20)
Year Ended 12/31/16	$9.95	0.14	0.06	0.20		(0.12)	—	(0.12)
Year Ended 12/31/15	$10.03	0.16	(0.08)	0.08		(0.16)	—	(0.16)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory INCORE Low Duration Bond Fund
Class A
Year Ended 12/31/19	—		$9.99	3.51%		0.85%	1.93%	0.95%	$61,972	50%
Year Ended 12/31/18	—		$9.86	0.73%		0.85%	1.66%	0.90%	$96,210	45%
Year Ended 12/31/17	—		$9.99	1.47%		0.85%	1.21%	0.90%	$149,287	62%
Year Ended 12/31/16	—	(c)	$10.03	1.80	%(d)	0.85%	1.21%	0.89%	$214,825	49%
Year Ended 12/31/15	—		$9.95	0.52%		0.84%	1.38%	0.85%	$314,347	36%
Class C
Year Ended 12/31/19	—		$9.99	2.81%		1.62%	1.17%	1.70%	$38,969	50%
Year Ended 12/31/18	—		$9.85	(0.04)%		1.62%	0.88%	1.68%	$62,103	45%
Year Ended 12/31/17	—		$9.99	0.70%		1.62%	0.44%	1.65%	$82,847	62%
Year Ended 12/31/16	—	(c)	$10.02	0.94	%(d)	1.62%	0.44%	1.65%	$117,544	49%
Year Ended 12/31/15	—		$9.95	(0.20)%		1.61%	0.62%	1.62%	$154,056	36%
Class R
Year Ended 12/31/19	—		$9.99	3.17%		1.27%	1.50%	2.13%	$1,147	50%
Year Ended 12/31/18	—		$9.86	0.31%		1.27%	1.20%	1.87%	$1,554	45%
Year Ended 12/31/17	—		$9.99	1.05%		1.27%	0.79%	1.68%	$2,078	62%
Year Ended 12/31/16	—	(c)	$10.02	1.33	%(d)	1.23%	0.83%	1.25%	$2,583	49%
Year Ended 12/31/15	—		$9.95	0.12%		1.26%	0.96%	1.27%	$3,925	36%
Class Y
Year Ended 12/31/19	—		$9.99	3.76%		0.62%	2.12%	0.69%	$164,509	50%
Year Ended 12/31/18	—		$9.86	0.96%		0.62%	1.87%	0.68%	$180,034	45%
Year Ended 12/31/17	—		$10.00	1.71%		0.62%	1.44%	0.65%	$271,294	62%
Year Ended 12/31/16	—	(c)	$10.03	2.04	%(d)	0.60%	1.42%	0.63%	$334,841	49%
Year Ended 12/31/15	—		$9.95	0.74%		0.61%	1.60%	0.62%	$367,112	36%
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory High Yield Fund
Class A
Year Ended 12/31/19	$6.20	0.37	0.54	0.91	(0.38)	(0.38)
Year Ended 12/31/18	$6.57	0.39	(0.37)	0.02	(0.39)	(0.39)
Year Ended 12/31/17	$6.34	0.39	0.22	0.61	(0.38)	(0.38)
Year Ended 12/31/16	$5.85	0.38	0.49	0.87	(0.38)	(0.38)
Year Ended 12/31/15	$6.52	0.40	(0.67)	(0.27)	(0.40)	(0.40)
Class C
Year Ended 12/31/19	$6.21	0.33	0.54	0.87	(0.33)	(0.33)
Year Ended 12/31/18	$6.58	0.34	(0.36)	(0.02)	(0.35)	(0.35)
Year Ended 12/31/17	$6.35	0.34	0.23	0.57	(0.34)	(0.34)
Year Ended 12/31/16	$5.86	0.34	0.49	0.83	(0.34)	(0.34)
Year Ended 12/31/15	$6.53	0.35	(0.67)	(0.32)	(0.35)	(0.35)
Class R
Year Ended 12/31/19	$6.22	0.35	0.53	0.88	(0.35)	(0.35)
Year Ended 12/31/18	$6.59	0.37	(0.37)	— (c)	(0.37)	(0.37)
Year Ended 12/31/17	$6.35	0.37	0.23	0.60	(0.36)	(0.36)
Year Ended 12/31/16	$5.87	0.36	0.48	0.84	(0.36)	(0.36)
Year Ended 12/31/15	$6.54	0.37	(0.66)	(0.29)	(0.38)	(0.38)
Class Y
Year Ended 12/31/19	$6.17	0.39	0.53	0.92	(0.39)	(0.39)
Year Ended 12/31/18	$6.54	0.41	(0.37)	0.04	(0.41)	(0.41)
Year Ended 12/31/17	$6.31	0.40	0.23	0.63	(0.40)	(0.40)
Year Ended 12/31/16	$5.82	0.39	0.49	0.88	(0.39)	(0.39)
Year Ended 12/31/15	$6.49	0.41	(0.67)	(0.26)	(0.41)	(0.41)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory High Yield Fund
Class A
Year Ended 12/31/19	$6.73	14.90%	1.00%	5.70%	1.12%	$31,602	87%
Year Ended 12/31/18	$6.20	0.28%	1.00%	6.01%	1.12%	$23,797	87%
Year Ended 12/31/17	$6.57	9.93%	1.00%	5.99%	1.13%	$21,882	174%
Year Ended 12/31/16	$6.34	15.40%	1.00%	6.32%	1.18%	$25,530	165%
Year Ended 12/31/15	$5.85	(4.51)%	1.00%	6.16%	1.16%	$26,608	151%
Class C
Year Ended 12/31/19	$6.75	14.24%	1.70%	5.00%	1.82%	$21,163	87%
Year Ended 12/31/18	$6.21	(0.43)%	1.70%	5.29%	1.84%	$19,432	87%
Year Ended 12/31/17	$6.58	9.19%	1.70%	5.27%	1.84%	$22,283	174%
Year Ended 12/31/16	$6.35	14.58%	1.70%	5.61%	1.91%	$22,498	165%
Year Ended 12/31/15	$5.86	(5.16)%	1.70%	5.47%	1.90%	$22,138	151%
Class R
Year Ended 12/31/19	$6.75	14.48%	1.33%	5.37%	1.33%	$18,818	87%
Year Ended 12/31/18	$6.22	(0.07)%	1.35%	5.64%	1.35%	$17,595	87%
Year Ended 12/31/17	$6.59	9.64%	1.35%	5.61%	1.36%	$19,217	174%
Year Ended 12/31/16	$6.35	14.78%	1.35%	5.96%	1.45%	$18,742	165%
Year Ended 12/31/15	$5.87	(4.82)%	1.35%	5.82%	1.51%	$18,042	151%
Class Y
Year Ended 12/31/19	$6.70	15.25%	0.76%	5.96%	0.92%	$108,171	87%
Year Ended 12/31/18	$6.17	0.52%	0.76%	6.32%	0.97%	$21,060	87%
Year Ended 12/31/17	$6.54	10.24%	0.76%	6.27%	1.04%	$5,213	174%
Year Ended 12/31/16	$6.31	15.72%	0.76%	6.54%	1.00%	$6,938	165%
Year Ended 12/31/15	$5.82	(4.34)%	0.76%	6.36%	0.95%	$6,047	151%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Tax-Exempt Fund
Class A
Year Ended 12/31/19	$9.47	0.30	0.53	0.83	(0.34)	(0.12)
Year Ended 12/31/18	$9.91	0.36	(0.30)	0.06	(0.36)	(0.14)
Year Ended 12/31/17	$9.65	0.36	0.39	0.75	(0.37)	(0.12)
Year Ended 12/31/16	$10.53	0.35	(0.49)	(0.14)	(0.35)	(0.39)
Year Ended 12/31/15	$10.83	0.35	(0.05)	0.30	(0.35)	(0.25)
Class C
Year Ended 12/31/19	$9.47	0.23	0.52	0.75	(0.26)	(0.12)
Year Ended 12/31/18	$9.90	0.28	(0.29)	(0.01)	(0.28)	(0.14)
Year Ended 12/31/17	$9.65	0.29	0.37	0.66	(0.29)	(0.12)
Year Ended 12/31/16	$10.53	0.26	(0.48)	(0.22)	(0.27)	(0.39)
Year Ended 12/31/15	$10.82	0.26	(0.04)	0.22	(0.26)	(0.25)
Class Y
Year Ended 12/31/19	$9.46	0.30	0.55	0.85	(0.35)	(0.12)
Year Ended 12/31/18	$9.90	0.37	(0.30)	0.07	(0.37)	(0.14)
Year Ended 12/31/17	$9.65	0.37	0.38	0.75	(0.38)	(0.12)
Year Ended 12/31/16	$10.52	0.36	(0.48)	(0.12)	(0.36)	(0.39)
Year Ended 12/31/15	$10.82	0.36	(0.05)	0.31	(0.36)	(0.25)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Tax-Exempt Fund
Class A
Year Ended 12/31/19	(0.46)	$9.84	8.82%	0.80%	3.04%	1.02%	$30,251	64%
Year Ended 12/31/18	(0.50)	$9.47	0.69%	0.80%	3.68%	0.97%	$29,993	42%
Year Ended 12/31/17	(0.49)	$9.91	7.89%	0.80%	3.70%	0.96%	$37,570	84%
Year Ended 12/31/16	(0.74)	$9.65	(1.40)%	0.80%	3.30%	0.95%	$54,658	39%
Year Ended 12/31/15	(0.60)	$10.53	2.76%	0.80%	3.22%	0.93%	$90,301	39%
Class C
Year Ended 12/31/19	(0.38)	$9.84	7.97%	1.60%	2.34%	1.82%	$11,259	64%
Year Ended 12/31/18	(0.42)	$9.47	(0.01)%	1.60%	2.88%	1.78%	$17,986	42%
Year Ended 12/31/17	(0.41)	$9.90	6.92%	1.60%	2.89%	1.74%	$26,520	84%
Year Ended 12/31/16	(0.66)	$9.65	(2.19)%	1.60%	2.51%	1.71%	$33,369	39%
Year Ended 12/31/15	(0.51)	$10.53	2.04%	1.60%	2.43%	1.70%	$43,404	39%
Class Y
Year Ended 12/31/19	(0.47)	$9.84	9.06%	0.69%	3.07%	0.83%	$24,459	64%
Year Ended 12/31/18	(0.51)	$9.46	0.80%	0.69%	3.79%	0.77%	$20,260	42%
Year Ended 12/31/17	(0.50)	$9.90	7.90%	0.69%	3.80%	0.73%	$27,420	84%
Year Ended 12/31/16	(0.75)	$9.65	(1.20)%	0.69%	3.41%	0.71%	$31,762	39%
Year Ended 12/31/15	(0.61)	$10.52	2.87%	0.69%	3.33%	0.71%	$52,012	39%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory High Income Municipal Bond Fund
Class A
Year Ended 12/31/19	$10.39	0.35	0.47	0.82	(0.40)	(0.06)
Year Ended 12/31/18	$10.79	0.43	(0.40)	0.03	(0.43)	—
Year Ended 12/31/17	$10.35	0.46	0.44	0.90	(0.46)	—
Year Ended 12/31/16	$10.89	0.44	(0.54)	(0.10)	(0.44)	—
Year Ended 12/31/15	$10.84	0.43	0.05	0.48	(0.43)	—
Class C
Year Ended 12/31/19	$10.39	0.28	0.46	0.74	(0.32)	(0.06)
Year Ended 12/31/18	$10.79	0.35	(0.40)	(0.05)	(0.35)	—
Year Ended 12/31/17	$10.35	0.38	0.44	0.82	(0.38)	—
Year Ended 12/31/16	$10.89	0.36	(0.54)	(0.18)	(0.36)	—
Year Ended 12/31/15	$10.84	0.35	0.05	0.40	(0.35)	—
Class Y
Year Ended 12/31/19	$10.39	0.38	0.47	0.85	(0.43)	(0.06)
Year Ended 12/31/18	$10.79	0.46	(0.40)	0.06	(0.46)	—
Year Ended 12/31/17	$10.35	0.48	0.44	0.92	(0.48)	—
Year Ended 12/31/16	$10.89	0.47	(0.54)	(0.07)	(0.47)	—
Year Ended 12/31/15	$10.84	0.45	0.05	0.50	(0.45)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory High Income Municipal Bond Fund
Class A
Year Ended 12/31/19	(0.46)	$10.75	8.04%	0.80%	3.27%	1.09%	$19,153	49%
Year Ended 12/31/18	(0.43)	$10.39	0.34%	0.80%	4.13%	1.02%	$16,483	48%
Year Ended 12/31/17	(0.46)	$10.79	8.85%	0.80%	4.31%	0.96%	$25,831	66%
Year Ended 12/31/16	(0.44)	$10.35	(1.04)%	0.80%	4.02%	0.96%	$32,943	49%
Year Ended 12/31/15	(0.43)	$10.89	4.51%	0.80%	3.96%	0.95%	$48,485	53%
Class C
Year Ended 12/31/19	(0.38)	$10.75	7.22%	1.57%	2.61%	1.85%	$13,995	49%
Year Ended 12/31/18	(0.35)	$10.39	(0.43)%	1.57%	3.35%	1.78%	$19,282	48%
Year Ended 12/31/17	(0.38)	$10.79	8.01%	1.57%	3.54%	1.73%	$25,175	66%
Year Ended 12/31/16	(0.36)	$10.35	(1.79)%	1.57%	3.26%	1.73%	$29,563	49%
Year Ended 12/31/15	(0.35)	$10.89	3.71%	1.57%	3.19%	1.73%	$36,190	53%
Class Y
Year Ended 12/31/19	(0.49)	$10.75	8.29%	0.57%	3.56%	0.88%	$10,620	49%
Year Ended 12/31/18	(0.46)	$10.39	0.57%	0.57%	4.36%	0.78%	$11,683	48%
Year Ended 12/31/17	(0.48)	$10.79	9.10%	0.57%	4.55%	0.73%	$26,864	66%
Year Ended 12/31/16	(0.47)	$10.35	(0.81)%	0.57%	4.26%	0.72%	$36,603	49%
Year Ended 12/31/15	(0.45)	$10.89	4.75%	0.57%	4.18%	0.73%	$43,024	53%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory Floating Rate Fund
Class A
Year Ended 12/31/19	$9.13	0.55	0.29	0.84	(0.55)	(0.55)
Year Ended 12/31/18	$9.60	0.52	(0.47)	0.05	(0.52)	(0.52)
Year Ended 12/31/17	$9.71	0.46	(0.10)	0.36	(0.47)	(0.47)
Year Ended 12/31/16	$9.08	0.46	0.63	1.09	(0.46)	(0.46)
Year Ended 12/31/15	$9.82	0.46	(0.74)	(0.28)	(0.46)	(0.46)
Class C
Year Ended 12/31/19	$9.14	0.48	0.28	0.76	(0.48)	(0.48)
Year Ended 12/31/18	$9.61	0.44	(0.47)	(0.03)	(0.44)	(0.44)
Year Ended 12/31/17	$9.72	0.38	(0.10)	0.28	(0.39)	(0.39)
Year Ended 12/31/16	$9.08	0.39	0.64	1.03	(0.39)	(0.39)
Year Ended 12/31/15	$9.83	0.38	(0.75)	(0.37)	(0.38)	(0.38)
Class R
Year Ended 12/31/19	$9.13	0.50	0.28	0.78	(0.50)	(0.50)
Year Ended 12/31/18	$9.60	0.46	(0.46)	— (c)	(0.47)	(0.47)
Year Ended 12/31/17	$9.72	0.41	(0.12)	0.29	(0.41)	(0.41)
Year Ended 12/31/16	$9.08	0.42	0.63	1.05	(0.41)	(0.41)
Year Ended 12/31/15	$9.83	0.41	(0.75)	(0.34)	(0.41)	(0.41)
Class Y
Year Ended 12/31/19	$9.14	0.57	0.29	0.86	(0.57)	(0.57)
Year Ended 12/31/18	$9.61	0.54	(0.47)	0.07	(0.54)	(0.54)
Year Ended 12/31/17	$9.72	0.48	(0.10)	0.38	(0.49)	(0.49)
Year Ended 12/31/16	$9.08	0.49	0.63	1.12	(0.48)	(0.48)
Year Ended 12/31/15	$9.83	0.48	(0.75)	(0.27)	(0.48)	(0.48)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Floating Rate Fund
Class A
Year Ended 12/31/19	$9.42	9.43%	1.00%	5.89%	1.17%	$146,584	35%
Year Ended 12/31/18	$9.13	0.43%	1.00%	5.41%	1.14%	$118,672	48%
Year Ended 12/31/17	$9.60	3.76%	1.00%	4.76%	1.10%	$148,060	57%
Year Ended 12/31/16	$9.71	12.35%	1.00%	4.95%	1.11%	$221,022	56%
Year Ended 12/31/15	$9.08	(3.03)%	1.00%	4.71%	1.06%	$227,240	29%
Class C
Year Ended 12/31/19	$9.42	8.49%	1.80%	5.08%	1.92%	$149,054	35%
Year Ended 12/31/18	$9.14	(0.38)%	1.80%	4.60%	1.90%	$211,462	48%
Year Ended 12/31/17	$9.61	2.93%	1.80%	3.97%	1.87%	$265,486	57%
Year Ended 12/31/16	$9.72	11.57%	1.80%	4.18%	1.89%	$341,169	56%
Year Ended 12/31/15	$9.08	(3.91)%	1.80%	3.92%	1.85%	$399,361	29%
Class R
Year Ended 12/31/19	$9.41	8.75%	1.56%	5.34%	3.73%	$455	35%
Year Ended 12/31/18	$9.13	(0.13)%	1.56%	4.84%	2.99%	$716	48%
Year Ended 12/31/17	$9.60	3.07%	1.56%	4.20%	2.26%	$916	57%
Year Ended 12/31/16	$9.72	11.88%	1.53%	4.48%	1.53%	$1,319	56%
Year Ended 12/31/15	$9.08	(3.62)%	1.52%	4.22%	1.52%	$1,920	29%
Class Y
Year Ended 12/31/19	$9.43	9.65%	0.78%	6.10%	0.92%	$289,796	35%
Year Ended 12/31/18	$9.14	0.64%	0.78%	5.64%	0.89%	$281,545	48%
Year Ended 12/31/17	$9.61	3.98%	0.78%	4.99%	0.88%	$276,195	57%
Year Ended 12/31/16	$9.72	12.71%	0.78%	5.21%	0.88%	$370,035	56%
Year Ended 12/31/15	$9.08	(2.91)%	0.78%	4.91%	0.84%	$471,827	29%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital
Victory Strategic Income Fund
Class A
Year Ended 12/31/19	$9.74	0.27	0.61	0.88	(0.25)	—	(0.02)
Year Ended 12/31/18	$10.14	0.34	(0.41)	(0.07)	(0.33)	—	—
Year Ended 12/31/17	$9.99	0.33	0.17	0.50	(0.35)	—	—
Year Ended 12/31/16	$9.68	0.23	0.36	0.59	(0.27)	—	(0.01)
Year Ended 12/31/15	$10.10	0.31	(0.40)	(0.09)	(0.32)	(0.01)	—
Class C
Year Ended 12/31/19	$9.79	0.19	0.61	0.80	(0.18)	—	(0.01)
Year Ended 12/31/18	$10.19	0.26	(0.41)	(0.15)	(0.25)	—	—
Year Ended 12/31/17	$10.04	0.25	0.17	0.42	(0.27)	—	—
Year Ended 12/31/16	$9.72	0.15	0.38	0.53	(0.20)	—	(0.01)
Year Ended 12/31/15	$10.15	0.23	(0.40)	(0.17)	(0.25)	(0.01)	—
Class R
Year Ended 12/31/19	$9.79	0.23	0.62	0.85	(0.22)	—	(0.01)
Year Ended 12/31/18	$10.20	0.30	(0.42)	(0.12)	(0.29)	—	—
Year Ended 12/31/17	$10.04	0.29	0.18	0.47	(0.31)	—	—
Year Ended 12/31/16	$9.73	0.19	0.37	0.56	(0.24)	—	(0.01)
Year Ended 12/31/15	$10.16	0.27	(0.40)	(0.13)	(0.29)	(0.01)	—
Class Y
Year Ended 12/31/19	$9.69	0.29	0.61	0.90	(0.28)	—	(0.02)
Year Ended 12/31/18	$10.09	0.36	(0.41)	(0.05)	(0.35)	—	—
Year Ended 12/31/17	$9.94	0.35	0.18	0.53	(0.38)	—	—
Year Ended 12/31/16	$9.63	0.25	0.36	0.61	(0.29)	—	(0.01)
Year Ended 12/31/15	$10.05	0.32	(0.39)	(0.07)	(0.34)	(0.01)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Strategic Income Fund
Class A
Year Ended 12/31/19	(0.27)	$10.35	9.17%	0.95%	2.61%	1.11%	$33,767	106%
Year Ended 12/31/18	(0.33)	$9.74	(0.66)%	0.95%	3.46%	1.09%	$32,053	115%
Year Ended 12/31/17	(0.35)	$10.14	5.12%	0.95%	3.24%	1.07%	$34,957	138%
Year Ended 12/31/16	(0.28)	$9.99	6.20%	0.95%	2.28%	1.17%	$37,121	79%
Year Ended 12/31/15	(0.33)	$9.68	(0.93)%	0.95%	3.05%	1.16%	$37,845	41%
Class C
Year Ended 12/31/19	(0.19)	$10.40	8.26%	1.74%	1.83%	2.00%	$9,126	106%
Year Ended 12/31/18	(0.25)	$9.79	(1.45)%	1.74%	2.65%	1.97%	$10,221	115%
Year Ended 12/31/17	(0.27)	$10.19	4.27%	1.74%	2.44%	1.89%	$11,671	138%
Year Ended 12/31/16	(0.21)	$10.04	5.46%	1.74%	1.49%	2.00%	$11,547	79%
Year Ended 12/31/15	(0.26)	$9.72	(1.79)%	1.74%	2.25%	1.97%	$12,940	41%
Class R
Year Ended 12/31/19	(0.23)	$10.41	8.79%	1.34%	2.21%	1.77%	$2,866	106%
Year Ended 12/31/18	(0.29)	$9.79	(1.15)%	1.34%	3.05%	1.70%	$2,761	115%
Year Ended 12/31/17	(0.31)	$10.20	4.78%	1.34%	2.83%	1.61%	$2,927	138%
Year Ended 12/31/16	(0.25)	$10.04	5.77%	1.34%	1.89%	1.53%	$2,979	79%
Year Ended 12/31/15	(0.30)	$9.73	(1.39)%	1.34%	2.64%	1.58%	$3,338	41%
Class Y
Year Ended 12/31/19	(0.30)	$10.29	9.35%	0.74%	2.83%	1.11%	$5,274	106%
Year Ended 12/31/18	(0.35)	$9.69	(0.45)%	0.74%	3.72%	1.06%	$4,798	115%
Year Ended 12/31/17	(0.38)	$10.09	5.38%	0.74%	3.46%	0.95%	$10,180	138%
Year Ended 12/31/16	(0.30)	$9.94	6.45%	0.74%	2.50%	0.99%	$11,768	79%
Year Ended 12/31/15	(0.35)	$9.63	(0.74)%	0.74%	3.24%	0.98%	$13,217	41%

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following seven Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory INCORE Investment Quality Bond Fund	INCORE Investment Quality Bond Fund	Classes A, C, R and Y
Victory INCORE Low Duration Bond Fund	INCORE Low Duration Bond Fund	Classes A, C, R and Y
Victory High Yield Fund	High Yield Fund	Classes A, C, R and Y
Victory Tax-Exempt Fund	Tax-Exempt Fund	Classes A, C and Y
Victory High Income Municipal Bond Fund	High Income Municipal Bond Fund	Classes A, C and Y
Victory Floating Rate Fund	Floating Rate Fund	Classes A, C, R and Y
Victory Strategic Income Fund	Strategic Income Fund	Classes A, C, R and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 2	Total
INCORE Investment Quality Bond Fund
Asset Backed Securities	$—	$13,547	$13,547
Collateralized Mortgage Obligations	—	576,372	576,372
Corporate Bonds	—	14,056,808	14,056,808
Residential Mortgage Backed Securities	—	185,328	185,328
U.S. Government Mortgage Backed Agencies	—	12,824,521	12,824,521
U.S. Treasury Obligations	—	3,071,521	3,071,521
Collateral for Securities Loaned	662,890	—	662,890
Total	$662,890	$30,728,097	$31,390,987
Other Financial Instruments^:
Assets:
Credit Default Swap Agreements	$—	$14,094	$14,094
Liabilities:
Futures Contracts	(4,893)	—	(4,893)
Total	$(4,893)	$14,094	$9,201

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019
	LEVEL 1	LEVEL 2	Total
INCORE Low Duration Bond Fund
Asset Backed Securities	$—	$26,090,866	$26,090,866
Collateralized Mortgage Obligations	—	10,489,506	10,489,506
Corporate Bonds	—	116,455,370	116,455,370
Residential Mortgage Backed Securities	—	14,773,181	14,773,181
U.S. Government Mortgage Backed Agencies	—	34,913,529	34,913,529
U.S. Treasury Obligations	—	60,421,335	60,421,335
Collateral for Securities Loaned	1,828,649	—	1,828,649
Total	$1,828,649	$263,143,787	$264,972,436
Other Financial Instruments^:
Assets:
Futures Contracts	$79,478	$—	$79,478
Credit Default Swap Agreements	—	120,813	120,813
Liabilities:
Futures Contracts	(75,293)	—	(75,293)
Total	$4,185	$120,813	$124,998
High Yield Fund
Common Stocks	$1,126,270	$—	$1,126,270
Senior Secured Loans	—	40,978,543	40,978,543
Corporate Bonds	—	127,165,723	127,165,723
Collateral for Securities Loaned	26,022,080	—	26,022,080
Total	$27,148,350	$168,144,266	$195,292,616
Tax-Exempt Fund
Municipal Bonds	$—	$63,708,267	$63,708,267
Total	$—	$63,708,267	$63,708,267
High Income Municipal Bond Fund
Municipal Bonds	$—	$41,916,145	$41,916,145
Total	$—	$41,916,145	$41,916,145
Floating Rate Fund
Senior Secured Loans	$—	$489,228,570	$489,228,570
Corporate Bonds	—	81,228,599	81,228,599
Total	$—	$570,457,169	$570,457,169
Strategic Income Fund
Asset Backed Securities	$—	$4,875,454	$4,875,454
Collateralized Mortgage Obligations	—	1,241,005	1,241,005
Corporate Bonds	—	27,387,455	27,387,455
Residential Mortgage Backed Securities	—	361,016	361,016
U.S. Government Mortgage Backed Agencies	—	154,882	154,882
U.S. Treasury Obligations	—	16,197,952	16,197,952
Collateral for Securities Loaned	2,514,842	—	2,514,842
Total	$2,514,842	$50,217,764	$52,732,606
Other Financial Instruments^:
Assets:
Futures Contracts	$57,952	$—	$57,952
Liabilities:
Futures Contracts	(128,039)	—	(128,039)
Credit Default Swap Agreements	—	(20,150)	(20,150)
Total	$(70,087)	$(20,150)	$(90,237)

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

^  Futures Contracts and Credit Default Swap Agreements are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in Payable for investments purchased on the accompanying Statements of Assets and Liabilities and the segregated assets are identified in the Schedules of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage-Related and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Loans:

Floating rate loans in which a Fund invest are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

A Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

Certain Funds may invest in below investment grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with broker for futures contracts. During the year ended December 31, 2019, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Credit Derivatives:

The Funds may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Funds' Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Funds.

The Funds may enter into CDS agreements either as a buyer or seller. The Funds may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

Upon entering into a cleared CDS, the Funds may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to the Funds upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Funds for the same referenced entity or entities.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

During the year ended December 31, 2019, INCORE Investment Quality Bond Fund, INCORE Low Duration Bond Fund and Strategic Income Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2019, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Received	Net Amount
INCORE Investment Quality Bond Fund
Futures Contracts — Goldman Sachs & Co.	$94	$—	$94	$—	$94
INCORE Low Duration Bond Fund
Futures Contracts — Goldman Sachs & Co.	25,899	—	25,899	—	25,899
Strategic Income Fund
Futures Contracts — Goldman Sachs & Co.	6,055	—	6,055	—	6,055
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
INCORE Investment Quality Bond Fund
Futures Contracts — Goldman Sachs & Co.	$320	$—	$320	$(320)	$—
Strategic Income Fund
Futures Contracts — Goldman Sachs & Co.	18,219	—	18,219	(18,219)	—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed in the Statements of Assets and Liabilities.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Swap Agreements*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Swap Agreements*
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$14,094	$—	$—
INCORE Low Duration Bond Fund	—	120,813	—	—
Strategic Income Fund	—	—	—	20,150
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	—	—	4,893	—
INCORE Low Duration Bond Fund	79,478	—	75,293	—
Strategic Income Fund	57,952	—	128,039	—

*  Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2019:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$(257,113)	$—	$183,902
INCORE Low Duration Bond Fund	—	(2,483,152)	—	1,941,780
Strategic Income Fund	—	(44,859)	—	(20,150)
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	(76,271)	—	46,258	—
INCORE Low Duration Bond Fund	311,974	—	(749,596)	—
Strategic Income Fund	147,348	—	(264,161)	—

All open derivative positions at year end are reflected in each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interst method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income in the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A.("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
INCORE Investment Quality Bond Fund	$645,832	$645,832	$—	$—	$—	$—
INCORE Low Duration Bond Fund	1,776,595	1,776,595	—	—	—	—
High Yield Fund	25,052,816	25,052,816	—	—	—	—
Strategic Income Fund	2,429,241	2,429,241	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund. The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2019 on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
INCORE Investment Quality Bond Fund	$14,668,928	$10,953,087	$13,478,303	$21,489,558
INCORE Low Duration Bond Fund	55,848,354	139,815,387	73,509,311	56,335,884
High Yield Fund	199,381,250	118,063,021	—	—
Tax-Exempt Fund	43,148,594	48,986,486	—	—
High Income Municipal Bond Fund	21,899,534	27,200,992	—	—
Floating Rate Fund	205,914,847	253,645,973	—	—
Strategic Income Fund	42,184,941	42,811,282	10,015,086	11,342,811

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue"). Park Avenue is responsible for providing day-to-day investment advisory services to the Funds (with the exception of the INCORE Investment Quality Bond Fund and the INCORE Low Duration Bond Fund), subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees are paid by VCM to Park Avenue and do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
INCORE Investment Quality Bond Fund	0.50%
INCORE Low Duration Bond Fund	0.45%
High Yield Fund	0.60%
Tax-Exempt Fund	0.50%
High Income Municipal Bond Fund	0.50%
Floating Rate Fund	0.65%
Strategic Income Fund	0.60%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended December 31, 2019, the Distributor received approximately $19,571 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2019 until April 30, 2020
	Class A Shares	Class C Shares	Class R Shares	Class Y Shares
INCORE Investment Quality Bond Fund	0.90%	1.77%	1.30%	0.66%
INCORE Low Duration Bond Fund	0.85%	1.62%	1.27%	0.62%
High Yield Fund	1.00%	1.70%	1.35%	0.76%
Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%
High Income Municipal Bond Fund	0.80%	1.57%	N/A	0.57%
Floating Rate Fund	1.00%	1.80%	1.56%	0.78%
Strategic Income Fund	0.95%	1.74%	1.34%	0.74%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of December 31, 2019, the following amounts are available to be repaid to the Adviser:

	Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
INCORE Investment Quality Bond Fund	$102,291	$107,641	$127,606	$337,538
INCORE Low Duration Bond Fund	217,933	110,273	163,391	491,597
High Yield Fund	80,774	76,868	181,413	339,055
Tax-Exempt Fund	122,100	114,539	132,065	368,704
High Income Municipal Bond Fund	139,397	121,563	132,417	393,377
Floating Rate Fund	718,769	765,491	841,458	2,325,718
Strategic Income Fund	90,313	98,810	110,089	299,212

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived $88,190 for the year ended December 31, 2019 for the INCORE Low Duration Bond Fund.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreements with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Funds did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Income on interfund lending.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2019 were as follows:

Fund	Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
INCORE Low Duration Bond Fund	Borrower	$—	$289,000	1	2.98%	$289,000
Tax-Exempt Fund	Borrower	—	240,750	4	2.93%	300,000
High Income Municipal Bond Fund	Borrower	—	136,000	1	2.95%	136,000
Floating Rate Fund	Borrower	—	3,442,000	1	3.00%	3,442,000

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$729,886	$—	$729,886	$—	$—	$729,886
INCORE Low Duration Bond Fund	5,542,176	—	5,542,176	211,801	—	5,753,977
High Yield Fund	8,070,016	—	8,070,016	—	—	8,070,016
Tax-Exempt Fund	423,874	390,747	814,621	—	2,236,300	3,050,921
High Income Municipal Bond Fund	2,711	253,174	255,885	—	1,601,762	1,857,647
Floating Rate Fund	34,708,312	—	34,708,312	—	—	34,708,312
Strategic Income Fund	1,237,315	—	1,237,315	72,235	—	1,309,550

	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$1,009,807	$—	$1,009,807	$—	$1,009,807
INCORE Low Duration Bond Fund	8,347,974	—	8,347,974	—	8,347,974
High Yield Fund	4,212,512	—	4,212,512	—	4,212,512
Tax-Exempt Fund	2,988	1,051,617	1,054,605	2,762,067	3,816,672
High Income Municipal Bond Fund	6,002	—	6,002	2,258,063	2,264,065
Floating Rate Fund	34,992,812	—	34,992,812	—	34,992,812
Strategic Income Fund	1,686,254	—	1,686,254	—	1,686,254

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Distributions Payable	Accumulated Earnings (Deficit)	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Other Temporary Differences	Total Accumulated Earnings (Deficit)
INCORE Investment Quality Bond Fund	$—	$—	$(21,877)	$(21,877)	$(580,846)	$—	$702,374	$—	$99,651
INCORE Low Duration Bond Fund	—	—	(540,491)	(540,491)	(31,939,385)	—	1,236,880	—	(31,242,996)
High Yield Fund	8,157	—	—	8,157	(7,171,624)	—	4,225,286	—	(2,938,181)
Tax-Exempt Fund	12,439	—	—	12,439	—	—	4,211,405	—	4,223,844
High Income Municipal Bond Fund	—	147,380	—	147,380	—	(640,563)	2,414,101	(19,507)	1,901,411
Floating Rate Fund	125,477	—	—	125,477	(171,171,939)	—	(5,346,225)	(19,844)	(176,412,531)
Strategic Income Fund	—	—	(73,971)	(73,971)	(902,515)	—	1,683,395	(19,507)	687,402

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2019, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below.

	Short-Term Amount	Long-Term Amount	Total
INCORE Investment Quality Bond Fund	$—	$580,846	$580,846
INCORE Low Duration Bond Fund	12,232,919	19,706,466	31,939,385
High Yield Fund	1,231,844	5,939,780	7,171,624
Floating Rate Fund	26,576,093	144,595,846	171,171,939
Strategic Income Fund	—	902,515	902,515

During the most recent tax year ended December 31, 2019, the INCORE Investment Quality Bond Fund, High Yield Fund, High Income Municipal Bond Fund and Strategic Income Fund utilized $438,646, $928,506, $262,516 and $886,217, respectively, of CLCFs.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
INCORE Investment Quality Bond Fund	$30,688,613	$802,410	$(100,036)	$702,374
INCORE Low Duration Bond Fund	263,735,556	1,628,632	(391,752)	1,236,880
High Yield Fund	191,067,330	6,050,966	(1,825,680)	4,225,286
Tax-Exempt Fund	59,496,862	4,218,915	(7,510)	4,211,405
High Income Municipal Bond Fund	39,502,044	2,628,060	(213,959)	2,414,101
Floating Rate Fund	575,803,394	6,425,165	(11,771,390)	(5,346,225)
Strategic Income Fund	51,049,211	1,814,611	(131,216)	1,683,395

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net."

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control this Fund.

	Shareholder	Percent
Strategic Income Fund	Guardian Life Insurance	71.1%

10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption.

The adoption of ASU 2017-08 had no material impact (except for the Funds listed in the table below) on information presented in the financial statements. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the accumulated net unrealized appreciation on investments was increased and accumulated net investment income was reduced by the amounts below. The adoption of ASU 2017-08 had no impact on beginning net assets, or any prior period information presented in the financial statements.

Tax-Exempt Fund	$140,195
High Income Municipal Bond Fund	45,702

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019 and the Funds' financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

Victory Portfolios	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
INCORE Investment Quality Bond Fund
Class A Shares	$1,000.00	$1,025.50	$1,020.67	$4.59	$4.58	0.90%
Class C Shares	1,000.00	1,022.00	1,016.28	9.02	9.00	1.77%
Class R Shares	1,000.00	1,024.40	1,018.65	6.63	6.61	1.30%
Class Y Shares	1,000.00	1,026.80	1,021.88	3.37	3.36	0.66%

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
INCORE Low Duration Bond Fund
Class A Shares	$1,000.00	$1,011.90	$1,020.92	$4.31	$4.33	0.85%
Class C Shares	1,000.00	1,007.80	1,017.04	8.20	8.24	1.62%
Class R Shares	1,000.00	1,009.60	1,018.80	6.43	6.46	1.27%
Class Y Shares	1,000.00	1,012.10	1,022.08	3.14	3.16	0.62%
High Yield Fund
Class A Shares	1,000.00	1,052.10	1,020.16	5.17	5.09	1.00%
Class C Shares	1,000.00	1,048.30	1,016.64	8.78	8.64	1.70%
Class R Shares	1,000.00	1,050.30	1,018.55	6.82	6.72	1.32%
Class Y Shares	1,000.00	1,053.60	1,021.37	3.93	3.87	0.76%
Tax-Exempt Fund
Class A Shares	1,000.00	1,031.30	1,021.17	4.10	4.08	0.80%
Class C Shares	1,000.00	1,027.10	1,017.14	8.18	8.13	1.60%
Class Y Shares	1,000.00	1,031.80	1,021.73	3.53	3.52	0.69%
High Income Municipal Bond Fund
Class A Shares	1,000.00	1,026.40	1,021.17	4.09	4.08	0.80%
Class C Shares	1,000.00	1,022.50	1,017.29	8.00	7.98	1.57%
Class Y Shares	1,000.00	1,027.60	1,022.33	2.91	2.91	0.57%
Floating Rate Fund
Class A Shares	1,000.00	1,033.10	1,020.16	5.12	5.09	1.00%
Class C Shares	1,000.00	1,028.30	1,016.13	9.20	9.15	1.80%
Class R Shares	1,000.00	1,029.50	1,017.34	7.98	7.93	1.56%
Class Y Shares	1,000.00	1,035.20	1,021.27	4.00	3.97	0.78%
Strategic Income Fund
Class A Shares	1,000.00	1,020.50	1,020.42	4.84	4.84	0.95%
Class C Shares	1,000.00	1,016.00	1,016.43	8.84	8.84	1.74%
Class R Shares	1,000.00	1,019.20	1,018.45	6.82	6.82	1.34%
Class Y Shares	1,000.00	1,021.80	1,021.48	3.77	3.77	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Funds designated tax-exempt income distributions:

Amount
Tax-Exempt Fund	$2,236,300
High Income Municipal Bond Fund	1,601,762

For the year ended December 31, 2019, the Funds designated short-term capital gain distributions:

Amount
Tax-Exempt Fund	$422,592

For the year ended December 31, 2019, the following Funds designated long-term capital gain distributions:

Amount
Tax-Exempt Fund	$390,747
High Income Municipal Bond Fund	253,174

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of each of the High Yield Fund, Tax Exempt Fund, High Income Municipal Bond Fund, Floating Rate Fund and Strategic Income Fund (the "Sub-Advisory Agreement"), at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Funds and both the Agreement and the Sub-Advisory Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. The Board also noted that upon completion of the reorganization of the INCORE Investment Quality Bond Fund and the INCORE Low Duration Bond Fund, the Sub-Adviser was replaced by the Adviser's INCORE investment management team. In considering whether to approve the Agreement, the Board requested, and the Adviser or the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of the Funds' advisory arrangements.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement and the Sub-Advisory Agreement should be continued. The Board reviewed numerous factors with respect to each Fund, including the Sub-Adviser's history as sub-adviser for each predecessor fund and the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of each Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for each Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Funds;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor funds and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, and a peer group of funds with similar investment strategies selected by that independent consultant from the universe of comparable funds. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as a Fund grows would have no direct impact on the Fund or its shareholders. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund, with the exception of the INCORE Low Duration Bond Fund and INCORE Investment Quality Bond Fund, is managed by substantially the same investment management team that managed the comparable predecessor fund.

With respect to the High Yield Fund, Tax-Exempt Fund, High Income Municipal Bond Fund, Floating Rate Fund and Strategic Income Fund, the Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

INCORE Investment Quality Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, three- and five-year periods, outperformed the benchmark index for the ten-year period, and outperformed the peer group median for all of the periods reviewed, with the exception of the one-year period. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; (4) the transition of the investment team following the reorganization; and (5) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

INCORE Low Duration Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, with the exception of the one-year period, and underperformed the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; (4) the transition of the investment team following the reorganization; and (5) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Yield Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and three-year periods and the peer group median for all of the periods reviewed, and underperformed the benchmark index for the five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Tax-Exempt Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, five- and ten-year periods, outperformed the benchmark index for the three-year period, outperformed the peer group median for the one- and three-year periods, matched the peer group median for the five-year period, and underperformed the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Income Municipal Bond Fund

Noting that the Fund commenced operations in 2009, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the three- and five-year periods, underperformed the benchmark index for the one-year period, and underperformed the peer group median for all of the periods reviewed. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Floating Rate Fund

Noting that the Fund commenced operations in 2009, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, with the exception of the five-year period, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Strategic Income Fund

Noting that the Fund commenced operations in 2009, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, with the exception of the one-year period, and outperformed the peer group median for all of the periods reviewed, with the exception of the three-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to each of the High Yield Fund, Tax Exempt Fund, High Income Municipal Bond Fund, Floating Rate Fund and Strategic Income Fund, was consistent with the best interests of each Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with each Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSFIF-AR (12/19)

December 31, 2019

Annual Report

Victory RS Small Cap Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Growth Fund

Victory RS Science and Technology Fund

Victory RS Small Cap Equity Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	5
Financial Statements
The Victory Growth Funds
Victory RS Small Cap Growth Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets	51-53
Financial Highlights	58-59
Victory RS Select Growth Fund
Schedule of Portfolio Investments	32
Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets	51-53
Financial Highlights	60-61
Victory RS Mid Cap Growth Fund
Schedule of Portfolio Investments	35
Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets	51-53
Financial Highlights	62-63
Victory RS Growth Fund
Schedule of Portfolio Investments	38
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	54-56
Financial Highlights	64-65
Victory RS Science and Technology Fund
Schedule of Portfolio Investments	40
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	54-56
Financial Highlights	66-67
Victory RS Small Cap Equity Fund
Schedule of Portfolio Investments	44
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	54-56
Financial Highlights	68-69
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	81
Supplemental Information (unaudited)	82
Trustee and Officer Information	82
Proxy Voting and Portfolio Holdings Information	85
Expense Examples	85
Additional Federal Income Tax Information	87
Advisory Contract Approval	88

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

The Victory RS Small Cap Growth Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund returned 37.91% (Class A Shares at net asset value) for the year ended December 31, 2019, outperforming its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 28.48%.

Market Overview

U.S. equity markets delivered solid performance across styles throughout 2019, as the S&P 500® Index delivered its 10th year of positive returns in the last 11 years. U.S. stocks rebounded from a challenging 2018, driven by resilience in the U.S. economy and renewed risk-taking among investors and supported by a strong job market and more accommodative monetary policy.

The year began on a positive note, with strong performance in the first half of the year before volatility emerged in the third quarter, dampening the strong investor sentiment and causing some investors to wonder whether 2018's challenging second half of the year would repeat. The market rebounded sharply in the fourth quarter (despite a challenging environment for corporate earnings, given higher input costs) on improved prospects for global growth in 2020. Top-line sales growth continued to be supported by the strength of the U.S. economy, which helped fuel the best annual performance for U.S. stocks (as represented by the Russell 3000® Index) since 2013.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend experienced in both 2017 and 2018, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks, as measured by the Russell 3000® Growth Index, have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

Portfolio Review

Within the Technology sector, contributors to the Fund's performance included RingCentral, Inc. (RingCentral), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge, approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In the most recent quarter, RingCentral announced a commercial agreement with Avaya Holdings Corp. (Avaya), a global leader in communications, where RingCentral would become the exclusive provider of unified communications as a service (UCaaS) solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers for a new RingCentral product on

5

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund (continued)

Avaya's Cloud Office. We expect this deal to accelerate RingCentral's global expansion, as well as to become an important channel for RingCentral for years to come.

Technology holding Coupa Software Incorporated (Coupa) was another strong contributor to the Fund's performance in 2019. Coupa is a cloud-based platform that allows organizations to automate purchase, invoice, and expense management. We originally purchased the stock given the tailwinds associated with the shift by corporations toward solutions that can be easily scaled, the company's intuitive consumer-friendly interface that leads to greater adoption, and pricing that allows for better targeting. Coupa performed exceptionally well in 2019, driven by the company's ability to move up market, which has driven improved unit economics and strong demand for the company's Coupa pay modules that allow customers to directly pay invoices. Given the success of the holding, we did sell the position from the Fund for market cap reasons.

Stock selection within the Financial Services sector also added to the Fund's performance, due in large part to an investment in eHealth, Inc. (eHealth), a private health insurance exchange for individuals, families, and small businesses. We originally purchased eHealth given its leadership in a growing marketplace that we felt was protected by high barriers given the rigorous approval process required in the healthcare insurance marketplace. eHealth performed exceptionally well throughout the year, easily beating expectations for agent count and sponsor commission revenue, which helped drive market expectations higher.

Within the Health Care sector, the largest detractor to Fund performance was biotechnology holding Ligand Pharmaceuticals Incorporated (Ligand), a biotechnology company with a unique business approach that provides diversified exposure to a range of promising drugs under development by other biotech and pharmaceutical companies. Ligand was dragged lower in part by a bearish report by short-seller Citron, Inc. (published in January) that made the case that Ligand's pipeline of drugs was not as robust as investors thought. We reviewed their analysis and came away unimpressed. In fact, less than two months after the report that put a $35 price target on the company, Ligand sold their Promacta assets (one of their many drugs) to Royalty Pharma for $827 million, which provided cash of $40 per share (higher than the short seller price target alone). Following this news of the asset sale (which Ligand outlined would be used to acquire new assets and repurchase shares), we were surprised that the stock did not respond positively, but we believe in the fundamentals of the company and business model; thus, we continue to hold the position at a more attractive valuation.

Financial Services holding Green Dot Corporation (Green Dot) also detracted from Fund performance in 2019. Green Dot is a bank and financial technology company that provides prepaid cards, debit cards, checking accounts, and consumer cash processing services. We initially purchased the stock given the strong leadership team, market leadership position within several channels, strong cash flows, and merger and acquisition opportunities. In the most recent calendar year, the company was weighed down by poor execution and the unexpected announcement during the first quarter that technology and marketing investment would be much higher than anticipated. We were fortunate to use that as an opportunity to exit the position, as the company continued to disappoint the remainder of the year, falling another 35% following their second quarter results.

6

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund (continued)

Technology holding Mercury Systems, Inc. (Mercury) also proved to be disappointing in 2019. Mercury is a leading provider of secure and mission-critical processing subsystems across several defense platforms for the U.S. Department of Defense and prime contractors. We initially purchased the stock given the strong commercial model the company applies to the defense electronic industry, wherein they fund research and development themselves rather than being funded directly by the government, which leads to higher margins for finished goods. Despite solid execution in recent quarters, the stock has been weighed down by their heavy investment in manufacturing, as capital expenditure was expected to be up 90% year-over-year to modernize their West Coast facilities, pushing expected earnings below Street forecasts. We believe the decision to invest in their business makes sense; thus, we continued to hold the position.

Outlook

We view the outsized outperformance of the market over the past year, which followed a tumultuous 2018 calendar year, as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories. Instead of fearing these periods, we prefer to use this heightened volatility to take gains in investments where we believe price action has exceeded fundamentals, to initiate new investments at attractive prices, and add to some of our favorite investments. We believe that this environment works to our strength as stock pickers as we work to uncover companies with high-quality growth stories at valuations that are attractive relative to the broader market.

Overall, we expect the market to benefit from an accommodative U.S. Federal Reserve that is once again in easing mode, and our continued base case is that there will be a constructive resolution to ongoing trade disputes. The relative strength in both the U.S. economy and labor market, the impact of lower projected inflation, and expectations of future monetary policy, have reinforced our view that earnings for growth stocks will remain attractive. It is our view that the U.S. equity market can continue to rise given strong U.S. growth, as reflected in gross domestic product increasing 2.1% year-over-year in the most recent quarter, the 12th consecutive quarterly period of greater than 2% year-over-year growth. All this supports our constructive outlook for U.S. small-cap growth stocks.

7

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Growth Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	11/30/87		9/6/07		1/22/07	7/12/17	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	37.91%	29.98%	36.88%	35.88%	37.28%	38.38%	38.29%	28.48%
Three Year	19.77%	17.43%	18.87%	18.87%	19.22%	N/A	20.10%	12.49%
Five Year	11.65%	10.33%	10.81%	10.81%	11.20%	N/A	11.95%	9.34%
Ten Year	15.02%	14.34%	14.00%	14.00%	14.48%	N/A	15.36%	13.01%
Since Inception	13.46%	13.25%	9.02%	9.02%	10.09%	16.82%	10.77%	N/A
Expense Ratios
Gross	1.45%		2.26%		1.87%	1.10%	1.15%
With Applicable Waivers	1.40%		2.16%		1.86%	1.06%	1.13%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

The Victory RS Select Growth Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund returned 32.29% (Class A Shares at net asset value) for the year ended December 31, 2019, slightly underperforming its benchmark, the Russell 2500® Growth Index (the "Index"), which returned 32.65%.

Market Overview

U.S. equity markets delivered solid performance across styles throughout 2019, as the S&P 500® Index delivered its 10th year of positive returns in the last 11 years. U.S. stocks rebounded from a challenging 2018, driven by resilience in the U.S. economy and renewed risk-taking among investors and supported by a strong job market and more accommodative monetary policy.

The year began on a positive note, with strong performance in the first half of the year before volatility emerged in the third quarter, dampening the strong investor sentiment and causing some investors to wonder whether 2018's challenging second half of the year would repeat. The market rebounded sharply in the fourth quarter (despite a challenging environment for corporate earnings, given higher input costs) on improved prospects for global growth in 2020. Top-line sales growth continued to be supported by the strength of the U.S. economy, which helped fuel the best annual performance for U.S. stocks (as represented by the Russell 3000® Index) since 2013.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend experienced in both 2017 and 2018, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks, as measured by the Russell 3000® Growth Index, have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

Portfolio Review

Within the Technology sector, contributors included RingCentral, Inc. (RingCentral), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge, approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In the most recent quarter, RingCentral announced a commercial agreement with Avaya Holdings Corp. (Avaya), a global leader in communications, where RingCentral would become the exclusive provider of unified communications as a service (UCaaS) solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers for a new RingCentral product on Avaya's

9

Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund (continued)

Cloud Office. We expect this deal to accelerate RingCentral's global expansion, as well as to become an important channel for RingCentral for years to come.

Stock selection within the Financial Services sector also added to the Fund's performance, due in large part to an investment in Euronet Worldwide, Inc. (Euronet), a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total. The stock performed well in 2019, driven by a 29% increase in operating income as the company continued to execute.

Within the Financial Services sector, another driver of relative Fund performance was Consumer Finance and Credit Services holding, Fair Isaac Corporation, which develops analytic, software, and data management products and services that enable businesses to automate, enhance, and connect decisions. The stock was initially purchased given the thesis that the company's highly defensive business model (composed of four core products that are industry standards in their respective markets) provided stability while the company had multiple opportunities to grow earnings given recent product development and merger and acquisition opportunities. The stock performed very well on earnings that outpaced expectations on the revenue side, as well as producing the largest earnings-per-share beat in years, powered by strong demand for the services.

Within the Health Care sector, the largest area of relative underperformance was within Pharmaceuticals & Biotechnology, driven in part by holding GW Pharmaceuticals PLC (GW Pharma). GW Pharma is a biopharmaceutical company focused on discovering, developing, and commercializing cannabinoid prescription medicines using botanical extracts derived from the cannabis plant. GW Pharma underperformed following a short report that questioned the efficacy and safety of their treatment of epilepsy and potential for softer sales when early adopters of the drug fade. We took a hard look at the underlying analysis in the report and came away unimpressed given the lack of supporting data, as well as the non-medical view that CBD poses a danger to users.

Within the Health Care sector, the largest detractor was biotechnology holding Ligand Pharmaceuticals Incorporated (Ligand), a biotechnology company with a unique business approach that provides diversified exposure to a range of promising drugs under development by other biotech and pharmaceutical companies. Ligand was dragged lower in part by a bearish report by short-seller Citron, Inc. (published in January) that made the case that Ligand's pipeline of drugs was not as robust as investors thought. We reviewed their analysis and came away unimpressed. In fact, less than two months after the report that put a $35 price target on the company, Ligand sold their Promacta assets (one of their many drugs) to Royalty Pharma for $827 million, which provided cash of $40 per share (higher than the short seller price target alone) and which will push cash on their balance sheet to $60 per share. Following this news of the asset sale, which Ligand outlined would be used to acquire new assets and repurchase shares, we were surprised that the stock did not respond positively given this price was higher than the value the Street had put to the drug. Given we continue to believe in the fundamentals of the company and business model, we continue to hold the position at a more attractive valuation.

Financial Services holding Green Dot Corporation (Green Dot) also detracted from Fund performance in 2019. Green Dot is a bank and financial technology company that provides

10

Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund (continued)

prepaid cards, debit cards, checking accounts, and consumer cash processing services. We initially purchased the stock given the strong leadership team, market leadership position within a number of channels, strong cash flows, and merger and acquisition opportunities. In the most recent calendar year, the company was weighed down by poor execution and the unexpected announcement during the first quarter that technology and marketing investment would be much higher than anticipated. We were fortunate to use that as a signal to exit the position, as the company continued to disappoint the remainder of the year, falling another 35% following the announcement of their second quarter results.

Technology holding Mercury Systems, Inc. (Mercury) also proved to be disappointing in 2019. Mercury is a leading provider of secure and mission-critical processing subsystems across several defense platforms for the U.S. Department of Defense and prime contractors. We initially purchased the stock given the strong commercial model the company applies to the defense electronic industry, wherein they fund research and development themselves rather than being funded directly by the government, which leads to higher margins for finished goods. Despite solid execution in recent quarters, the stock has been weighed down by their heavy investment in manufacturing, as capital expenditure was expected to be up 90% year-over-year to modernize their West Coast facilities, pushing expected earnings below Street forecasts. We believe the decision to invest in their business makes sense; thus, we continued to hold the position.

Outlook

We view the outsized outperformance of the market over the past year, which followed a tumultuous 2018 calendar year, as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories. Instead of fearing these periods, we prefer to use this heightened volatility to take gains in investments where we believe price action has exceeded fundamentals and to initiate new investments at attractive prices and add to some of our favorite investments. We believe that this environment works to our strength as stock pickers as we work to uncover companies with high-quality growth stories at valuations that are attractive relative to the broader market.

Overall, we expect the market to benefit from an accommodative U.S. Federal Reserve that is once again in easing mode, and our continued base case is that there will be a constructive resolution to ongoing trade disputes. The relative strength in both the U.S. economy and labor market, the impact of lower projected inflation, and expectations of future monetary policy, have reinforced our view that earnings for growth stocks will remain attractive. It is our view that the U.S. equity market can continue to rise given strong U.S. growth, as reflected in gross domestic product increasing 2.1% year-over-year in the most recent quarter, the 12th consecutive quarterly period of greater than 2% year-over-year growth. All this supports our constructive outlook for U.S. smaller-cap growth stocks.

11

Victory RS Growth Funds (Unaudited)

Victory RS Select Growth Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	8/1/96		11/15/07		2/12/07	11/15/16	5/1/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2500® Growth Index[1]	Russell 2000® Growth Index[2]
One Year	32.29%	24.67%	31.28%	30.28%	31.63%	32.76%	32.66%	32.65%	28.48%
Three Year	12.85%	10.64%	11.96%	11.96%	12.28%	13.23%	13.14%	15.17%	12.49%
Five Year	8.87%	7.59%	8.02%	8.02%	8.34%	N/A	9.16%	10.84%	9.34%
Ten Year	13.35%	12.68%	12.41%	12.41%	12.69%	N/A	13.68%	14.01%	13.01%
Since Inception	11.06%	10.78%	7.94%	7.94%	8.51%	13.42%	15.55%	N/A	N/A
Expense Ratios
Gross	1.50%		2.25%		3.60%	6.33%	1.21%
With Applicable Waivers	1.40%		2.18%		1.91%	1.06%	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Select Growth Fund — Growth of $10,000

1The Russell 2500TM Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

2The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

The Victory RS Mid Cap Growth Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund returned 28.06% (Class A Shares at net asset value) for the year ended December 31, 2019, underperforming its benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 35.47%.

Market Overview

U.S. equity markets delivered solid performance across styles throughout 2019, as the S&P 500® Index delivered its 10th year of positive returns in the last 11 years. U.S. stocks rebounded from a challenging 2018, driven by resilience in the U.S. economy and renewed risk-taking among investors and supported by a strong job market and more accommodative monetary policy.

The year began on a positive note, with strong performance in the first half of the year before volatility emerged in the third quarter, dampening the strong investor sentiment and causing some investors to wonder whether 2018's challenging second half of the year would repeat. The market rebounded sharply in the fourth quarter (despite a challenging environment for corporate earnings, given higher input costs) on improved prospects for global growth in 2020. Top-line sales growth continued to be supported by the strength of the U.S. economy, which helped fuel the best annual performance for U.S. stocks (as represented by the Russell 3000® Index) since 2013.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend experienced in both 2017 and 2018, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks, as measured by the Russell 3000® Growth Index, have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

Portfolio Review

Stock selection within the Financial Services sector added to Fund performance, due in large part to an investment in Euronet Worldwide, Inc. (Euronet), a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total. The stock performed well in 2019, driven by a 29% increase in operating income as the company continued to execute.

Within the Financial Services sector, another driver of the Fund's relative performance was Consumer Finance and Credit Services holding, Fair Isaac Corporation, which develops analytic, software, and data management products and services that enable businesses to automate, enhance, and connect decisions. The stock was initially purchased given the thesis that the company's highly defensive business model (composed of four core products that

13

Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund (continued)

are industry standards in their respective markets) provided stability while the company had multiple opportunities to grow earnings given recent product development and merger and acquisition opportunities. The stock performed very well on earnings that outpaced expectations on the revenue side, as well as producing the largest earnings-per-share beat in years, powered by strong demand for the services.

While the Technology sector was a drag on Fund performance, RingCentral, Inc. (RingCentral) helped offset a portion of the performance. RingCentral is a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge, approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology, driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In the most recent quarter, RingCentral announced a commercial agreement with Avaya Holdings Corp. (Avaya), a global leader in communications, where RingCentral would become the exclusive provider of unified communications as a service (UCaaS) solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers for a new RingCentral product on Avaya's Cloud Office. We expect this deal to accelerate RingCentral's global expansion, as well as to become an important channel for RingCentral for years to come.

Within the Health Care sector, the largest area of relative underperformance to the Fund was within Pharmaceuticals & Biotechnology, driven in part by holding Sage Therapeutics, Inc. (Sage). Sage is a clinical-stage biopharmaceutical company that develops and commercializes novel medicines to treat central nervous system disorders. Sage sold off sharply in the fourth quarter following disappointing results of the company's trial for their SAGE-217 drug. The trial did show underlying data that points to the likelihood that the drug works, but appears to have been a trial that was poorly run. Specific details supporting that view were that the SAGE-217 drug worked with statistical significance through 12 days (which was shorter than the 15 days being tested) and through the whole 15-day trial when participants showing no trace of taking the drug (yet were supposed to have taken the drug) were eliminated. As a result, we think the decline in the stock was too severe for what we view as a setback, rather than the failure, for the drug.

Within the Health Care sector, another driver of relative underperformance to the Fund was within Pharmaceuticals & Biotechnology holding GW Pharmaceuticals PLC (GW Pharma). GW Pharma is a biopharmaceutical company focused on discovering, developing, and commercializing cannabinoid prescription medicines using botanical extracts derived from the cannabis plant. GW Pharma underperformed following a short report that questioned the efficacy and safety of their treatment for epilepsy and the potential for softer sales when early adopters of the drug fade. We took a hard look at the underlying analysis in the report and came away unimpressed given the lack of supporting data, as well as the non-medical view that CBD poses a danger to users. As a result, we continue to hold the position.

Within the Technology sector, a material driver of relative Fund underperformance was Information Technology holding Twilio Inc. (Twilio). Twilio provides a cloud communications platform that enables developers to build, scale, and operate communications within software applications. We purchased Twilio given the company's leadership position in an area that is

14

Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund (continued)

poised to benefit materially from the generational shift in customer communication given the company's next-generation products that are poised to disrupt existing players such as Cisco Systems, Inc. The stock became challenged in the third quarter as its chief financial officer noted that net expansion rates were bound to decline given the law of large numbers, which was followed by a lower than expected guide in the fourth quarter hampered by a $5 million credit that was issued to a handful of customers that were incorrectly billed in the past. This credit caused revenues to miss expectations and created the view that sales had decelerated more than to miss expectations and created the view that sales had decelerated more than expected, which could be a problem given that the valuation for the stock is at a high premium. Our view is that earnings will come in materially higher than the conservative guide; thus, we continue to hold the position.

Outlook

We view the outsized outperformance of the market over the past year, which followed a tumultuous 2018 calendar year, as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories. Instead of fearing these periods, we prefer to use this heightened volatility to take gains in investments where we believe price action has exceeded fundamentals, to initiate new investments at attractive prices, and add to some of our favorite investments. We believe that this environment works to our strength as stock pickers as we work to uncover companies with high-quality growth stories at valuations that are attractive relative to the broader market.

Overall, we expect the market to benefit from an accommodative U.S. Federal Reserve that is once again in easing mode, and our continued base case is that there will be a constructive resolution to ongoing trade disputes. The relative strength in both the U.S. economy and labor market, the impact of lower projected inflation, and expectations of future monetary policy, have reinforced our view that earnings for growth stocks will remain attractive. It is our view that the U.S. equity market can continue to rise given strong U.S. growth, as reflected in gross domestic product increasing 2.1% year-over-year in the most recent quarter, the 12th consecutive quarterly period of greater than 2% year-over-year growth. All this supports our constructive outlook for U.S. mid-cap growth stocks.

15

Victory RS Growth Funds (Unaudited)

Victory RS Mid Cap Growth Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	7/12/95		5/21/07		12/4/06	11/15/16	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Growth Index[1]
One Year	28.06%	20.68%	26.90%	25.90%	27.36%	28.40%	28.36%	35.47%
Three Year	12.76%	10.56%	11.74%	11.74%	12.10%	13.06%	13.04%	17.36%
Five Year	8.70%	7.42%	7.72%	7.72%	8.09%	N/A	8.98%	11.60%
Ten Year	13.01%	12.34%	11.97%	11.97%	12.39%	N/A	13.29%	14.24%
Since Inception	9.56%	9.29%	5.88%	5.88%	6.82%	13.50%	7.53%	N/A
Expense Ratios
Gross	1.34%		2.12%		2.68%	1.32%	1.05%
With Applicable Waivers	1.20%		2.11%		1.80%	0.94%	0.95%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Mid Cap Growth Fund — Growth of $10,000

1The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

The Victory RS Growth Fund (the "Fund") seeks to provide long-term capital growth. For the year ended December 31, 2019, the Russell 1000® Growth Index (the "Index") rose 36.39% while the Fund was outperformed by the benchmark Index, returning 29.83% (Class A Shares at net asset value).

Market Overview

U.S. equity markets delivered solid performance across styles throughout 2019, as the S&P 500® Index delivered its 10th year of positive returns in the last 11 years. U.S. stocks rebounded from a challenging 2018, driven by resilience in the U.S. economy and renewed risk-taking among investors and supported by a strong job market and more accommodative monetary policy.

The year began on a positive note, with strong performance in the first half of the year before volatility emerged in the third quarter, dampening the strong investor sentiment and causing some investors to wonder whether 2018's challenging second half of the year would repeat. The market rebounded sharply in the fourth quarter (despite a challenging environment for corporate earnings, given higher input costs) on improved prospects for global growth in 2020. Top-line sales growth continued to be supported by the strength of the U.S. economy, which helped fuel the best annual performance for U.S. stocks (as represented by the Russell 3000® Index) since 2013.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend experienced in both 2017 and 2018, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks, as measured by the Russell 3000® Growth Index, have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

Portfolio Review

Within the Technology sector, a material driver of the Fund's relative underperformance was Information Technology holding Twilio Inc. (Twilio). Twilio provides a cloud communications platform that enables developers to build, scale, and operate communications within software applications. We purchased Twilio given the company's leadership position in an area that is poised to benefit materially from the generational shift in customer communication given the company's next-generation products that are poised to disrupt existing players such as Cisco. The stock became challenged in the third quarter as its chief financial officer noted that net expansion rates were bound to decline given the law of large numbers, which was followed by a lower-than-expected guide in the fourth quarter hampered by a $5 million credit that was issued to a handful of customers that were incorrectly billed in the past. This credit caused revenues to miss expectations and created the view that sales had decelerated more than expected, which could be a problem

17

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund (continued)

given that the valuation for the stock is at a high premium. Our view is that earnings will come in materially higher than the conservative guide; thus, we continue to hold the position.

Within the Health Care sector, the largest area of the Fund's relative underperformance was within Pharmaceuticals & Biotechnology, driven in part by holding Sage Therapeutics, Inc. (Sage). Sage is a clinical-stage biopharmaceutical company that develops and commercializes novel medicines to treat central nervous system disorders. Sage sold off sharply in the fourth quarter following disappointing results of the company's trial for their SAGE-217 drug. The trial did show underlying data that points to the likelihood that the drug works, but appears to have been a trial that was poorly run. Specific details supporting that view were that the SAGE-217 drug worked with statistical significance through 12 days (which was shorter than the 15 days being tested) and through the whole 15-day trial when participants showing no trace of taking the drug (yet were supposed to have taken the drug) were eliminated. As a result, we think the decline in the stock was too severe for what we view as a setback, rather than the failure, for the drug.

Another Health Care detractor was holding bluebird bio, Inc. ("bluebird"), which is a biotechnology company that uses an HIV-1 virus, Lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Early in 2019, bluebird shared strong results in a number of trials, including their phase 1 therapy study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, bluebird performance underwhelmed throughout the year, in part driven by investor uncertainty as the company was unable to share further results of trials the company has launched in partnership with Celgene, and by a company-induced messaging misstep during a sell-side trip. As the company approached year-end, the stock did rebound on news of successful trials related to different programs, though the stock's reaction has been muted relative to initial expectations given the perceived competition of other drugs. Despite the more-challenging-than-expected year, we remain confident in the company's future.

The Consumer Discretionary sector was the largest driver of positive performance within the Fund, led by the strong performance of Leisure holding Chipotle Mexican Grill, Inc. (Chipotle). Chipotle is an operator of Chipotle Mexican Grill restaurants in the United States and abroad. Chipotle rallied sharply on strong results that exceeded the high expectations the company had coming into the year due to stronger-than-expected comparison sales, wider margins, and earnings that beat expectations, which provided investors with the confirmation that the company would once again be a growth story while expanding margins. We continued to hold the position given the view that earnings will continue to grow through 2020, providing incremental upside.

Another positive contributor to the Fund's performance was in the Consumer Discretionary sector in holding Ferrari NV (Ferrari), a leading global luxury brand focused on the design, engineering, production, and sale of luxury performance cars. Ferrari initially was purchased given their leading brand based on low-volume production that drives the reputation of exclusivity and scarcity, which has resulted in the company creating a long visible waitlist, allowing for optimized production and high margins despite the low volume. We also viewed emerging markets as underpenetrated, given rising levels of affluence. The company performed very well throughout 2019, driven by outsized earnings results from strong top-line sales growth, wider margins, and higher earnings. Ferrari has several new models

18

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund (continued)

in the pipeline that we believe will drive further margin expansion; thus, we continue to believe in the company's future.

Within the Materials & Processing sector, the largest driver of Fund positive performance was Building Materials-holding Ingersoll-Rand PLC (Ingersoll-Rand), which designs, manufactures, sells, and services industrial and commercial products. We purchased the stock given the company's leading HVAC position, a market that we find attractive given favorable demographics, the trend toward urbanization, and concentration among large players. Ingersoll-Rand performed well in the year following the announcement it would merge its industrial business with a competitor in a tax-free transaction, leaving the HVAC business, which was valued at a large discount to peers. We continue to find the outlook for the company at attractive valuations favorable; thus, we continue to hold the position.

Outlook

We view the outsized positive performance of the market over the past year, which followed a tumultuous 2018 calendar year, as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories. Instead of fearing these periods, we prefer to use this heightened volatility to take gains in investments where we believe price action has exceeded fundamentals, to initiate new investments at attractive prices, and add to some of our favorite investments. We believe that this environment works to our strength as stock pickers as we work to uncover companies with high-quality growth stories at valuations that are attractive relative to the broader market.

Overall, we expect the market to benefit from an accommodative U.S. Federal Reserve that is once again in easing mode, and our continued base case is that there will be a constructive resolution to ongoing trade disputes. The relative strength in both the U.S. economy and labor market, the impact of lower projected inflation, and expectations of future monetary policy, have reinforced our view that earnings for growth stocks will remain attractive. It is our view that the U.S. equity market can continue to rise given strong U.S. growth, as reflected in gross domestic product increasing 2.1% year-over-year in the most recent quarter, the 12th consecutive quarterly period of greater than 2% year-over-year growth. All this supports our constructive outlook for U.S. small-cap growth stocks.

19

Victory RS Growth Funds (Unaudited)

Victory RS Growth Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/12/92		6/30/07		11/27/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]
One Year	29.83%	22.37%	28.74%	27.74%	29.08%	30.18%	36.39%
Three Year	16.82%	14.54%	15.82%	15.82%	16.09%	17.11%	20.49%
Five Year	11.03%	9.73%	10.11%	10.11%	10.36%	11.32%	14.63%
Ten Year	13.11%	12.44%	12.04%	12.04%	12.43%	13.40%	15.22%
Since Inception	10.19%	9.96%	7.01%	7.01%	7.84%	8.63%	N/A
Expense Ratios
Gross	1.19%		2.20%		3.49%	0.97%
With Applicable Waivers	1.10%		1.93%		1.71%	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

The Victory RS Science and Technology Fund (the "Fund") seeks to provide long-term capital growth. The Fund (Class A Shares at net asset value) returned 39.32% for the year ended December 31, 2019, underperforming the 42.68% return by the S&P North American Technology Sector Index (the "Index"), while outperforming the 31.49% return by the broader S&P 500® Index.

Market Overview

U.S. equity markets delivered solid performance across styles throughout 2019, as the S&P 500® Index delivered its 10th year of positive returns in the last 11 years. U.S. stocks rebounded from a challenging 2018, driven by resilience in the U.S. economy and renewed risk-taking among investors and supported by a strong job market and more accommodative monetary policy.

The year began on a positive note, with strong performance in the first half of the year before volatility emerged in the third quarter, dampening the strong investor sentiment and causing some investors to wonder whether 2018's challenging second half of the year would repeat. The market rebounded sharply in the fourth quarter (despite a challenging environment for corporate earnings, given higher input costs) on improved prospects for global growth in 2020. Top-line sales growth continued to be supported by the strength of the U.S. economy, which helped fuel the best annual performance for U.S. stocks (as represented by the Russell 3000® Index) since 2013.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend experienced in both 2017 and 2018, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks, as measured by the Russell 3000® Growth Index, have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

Portfolio Review

The Fund's multi-cap approach to science- and technology-driven stocks led to relative underperformance during the year, as smaller-cap holdings underperformed their larger-cap counterparts and health-care oriented companies underperformed more traditional technology oriented companies. This included biotechnology holding bluebird bio, Inc. (bluebird), which is a biotechnology company that uses an HIV-1 virus, Lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Early in 2019, bluebird shared strong results in a number of trials, including their phase 1 therapy study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, bluebird's performance

21

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund (continued)

underwhelmed throughout the year, in part driven by investor uncertainty as the company was unable to share further results of trials the company has launched in partnership with Celgene, and by a company-induced messaging misstep during a sell-side trip. As the company approached year-end, the stock did rebound on news of successful trials related to different programs, though the stock's reaction has been muted relative to initial expectations given the perceived competition of other drugs. Despite the more-challenging-than-expected year, we remain confident in the company's future.

Within the Health Care sector, another driver of the Fund's relative underperformance within Pharmaceuticals & Biotechnology was holding GW Pharmaceuticals PLC (GW Pharma). GW Pharma is a biopharmaceutical company focused on discovering, developing, and commercializing cannabinoid prescription medicines using botanical extracts derived from the cannabis plant. GW Pharma underperformed following a short report that questioned the efficacy and safety of their treatment for epilepsy and the potential for softer sales when early adopters of the drug fade. We took a hard look at the underlying analysis in the report and came away unimpressed given the lack of supporting data, as well as the non-medical view that CBD poses a danger to users. As a result, we continue to hold the position.

Within the Technology sector, a material driver of relative underperformance was Information Technology holding Twilio Inc. (Twilio), which provides a cloud communications platform that enables developers to build, scale, and operate communications within software applications. We purchased Twilio given the company's leadership position in an area that is poised to benefit materially from the generational shift in customer communication given the company's next-generation products that are poised to disrupt existing players such as Cisco Systems, Inc. The stock became challenged in the third quarter as its chief financial officer noted that net expansion rates were bound to decline given the law of large numbers, which was followed by a lower-than-expected guide in the fourth quarter hampered by a $5 million credit that was issued to a handful of customers that were incorrectly billed in the past. This credit offset caused revenues to miss expectations and created the view that sales had decelerated more than expected, which could be a problem given that the valuation for the stock is at a high premium. Our view is that earnings will come in materially higher than the conservative guide; thus, we continue to hold the position.

Within the Technology sector, the top contributor to the Fund's performance was RingCentral, Inc. (RingCentral), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge, approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology, driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In the most recent quarter, RingCentral announced a commercial agreement with Avaya Holdings Corp. (Avaya), a global leader in communications, where RingCentral would become the exclusive provider of unified communications as a service (UCaaS) solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers for a new RingCentral product on Avaya's Cloud Office. We expect this deal to accelerate RingCentral's global expansion, as well as to become an important channel for RingCentral for years to come.

22

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund (continued)

Technology holding Coupa Software Incorporated (Coupa) was another strong contributor to the Fund's performance in 2019. Coupa is a cloud-based platform that allows organizations to automate purchase, invoice, and expense management. We originally purchased the stock given the tailwinds associated with the shift by corporations toward solutions that can be easily scaled, the company's intuitive consumer-friendly interface that leads to greater adoption, and pricing that allows for better targeting. Coupa performed exceptionally well in 2019, driven by the company's ability to move up market, which has driven improved unit economics and strong demand for the company's Coupa pay modules that allow customers to directly pay invoices. Given organic growth of approximately 40% in the most recent quarter, we believe the company is only at the early stage of taking market share.

Within Health Care, a top performer within the Pharmaceuticals & Biotechnology industry was our holding in Audentes Therapeutics, Inc. (Audentes). The stock rallied sharply near year-end when Astellas Pharma Inc. and Audentes announced that they entered into a definitive agreement for Astellas to acquire Audentes at a price of $60 per share in cash, which represents a total equity value of approximately $3 billion — more than a 100% premium to its closing price. We owned Audentes given the company's strong progress and consistent management execution on their AT132 gene therapy treatment for X-linked myotubular myopathy (XLMTM), a serious, life-threatening, rare neuromuscular disease that is characterized by extreme muscle weakness, respiratory failure, and early death. A biologics license application (BLA) filing for AT132 in the United States is expected in mid-2020 following dosing of four additional patients in a pivotal expansion cohort.

Outlook

We view the outsized outperformance of the market over the past year, which followed a tumultuous 2018 calendar year, as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories. Instead of fearing these periods, we prefer to use this heightened volatility to take gains in investments where we believe price action has exceeded fundamentals and to initiate new investments at attractive prices and add to some of our favorite investments. We believe that this environment works to our strength as stock pickers as we work to uncover companies with high-quality growth stories at valuations that are attractive relative to the broader market.

Overall, we expect the market to benefit from an accommodative U.S. Federal Reserve that is once again in easing mode, and our continued base case is that there will be a constructive resolution to ongoing trade disputes. The relative strength in both the U.S. economy and labor market, the impact of lower projected inflation, and expectations of future monetary policy, have reinforced our view that earnings for growth stocks will remain attractive. It is our view that the U.S. equity market can continue to rise given strong U.S. growth, as reflected in gross domestic product increasing 2.1% year-over-year in the most recent quarter, the 12th consecutive quarterly period of greater than 2% year-over-year growth. All this supports our constructive outlook for U.S. Science and Technology stocks.

23

Victory RS Growth Funds (Unaudited)

Victory RS Science and Technology Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/2/07		1/19/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P North American Technology Sector Index[1]	S&P 500® Index[2]
One Year	39.32%	31.30%	38.27%	37.27%	38.73%	39.66%	42.68%	31.49%
Three Year	26.03%	23.56%	25.05%	25.05%	25.45%	26.33%	26.46%	15.27%
Five Year	19.26%	17.85%	18.32%	18.32%	18.73%	19.53%	20.34%	11.70%
Ten Year	16.99%	16.30%	16.05%	16.05%	16.41%	17.30%	17.55%	13.56%
Since Inception	11.35%	11.08%	12.10%	12.10%	12.87%	13.46%	N/A	N/A
Expense Ratios
Gross	1.47%		2.31%		2.75%	1.25%
With Applicable Waivers	1.47%		2.28%		1.93%	1.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Science and Technology Fund — Growth of $10,000

1The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector Index reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends. It is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update

The Victory RS Small Cap Equity Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund returned 38.49% (Class A Shares at net asset value) in 2019, outperforming its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 28.48%.

Market Overview

U.S. equity markets delivered solid performance across styles throughout 2019, as the S&P 500® Index delivered its 10th year of positive returns in the last 11 years. U.S. stocks rebounded from a challenging 2018, driven by resilience in the U.S. economy and renewed risk-taking among investors and supported by a strong job market and more accommodative monetary policy.

The year began on a positive note, with strong performance in the first half of the year before volatility emerged in the third quarter, dampening the strong investor sentiment and causing some investors to wonder whether 2018's challenging second half of the year would repeat. The market rebounded sharply in the fourth quarter (despite a challenging environment for corporate earnings, given higher input costs) on improved prospects for global growth in 2020. Top-line sales growth continued to be supported by the strength of the U.S. economy, which helped fuel the best annual performance for U.S. stocks (as represented by the Russell 3000® Index) since 2013.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend experienced in both 2017 and 2018, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks, as measured by the Russell 3000® Growth Index, have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

Portfolio Review

Within the Technology sector, contributors to the Fund's performance included RingCentral, Inc. (RingCentral), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge, approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In the most recent quarter, RingCentral announced a commercial agreement with Avaya Holdings Corp. (Avaya), a global leader in communications, where RingCentral would become the exclusive provider of unified communications as a service (UCaaS) solutions to Avaya in a strategic partnership that would provide RingCentral

25

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund (continued)

access to Avaya's installed base of 100 million customers for a new RingCentral product on Avaya's Cloud Office. We expect this deal to accelerate RingCentral's global expansion, as well as to become an important channel for RingCentral for years to come.

Technology holding Coupa Software Incorporated (Coupa) was another strong contributor to the Fund's performance in 2019. Coupa is a cloud-based platform that allows organizations to automate purchase, invoice, and expense management. We originally purchased the stock given the tailwinds associated with the shift by corporations toward solutions that can be easily scaled, the company's intuitive consumer-friendly interface that leads to greater adoption, and pricing that allows for better targeting. Coupa performed exceptionally well in 2019, driven by the company's ability to move up market, which has driven improved unit economics and strong demand for the company's Coupa pay modules that allow customers to directly pay invoices. Given the success of the holding, we did sell the position from the Fund for market cap reasons.

Stock selection within the Financial Services sector also added to the Fund's performance, due in large part to an investment in eHealth, Inc. (eHealth), a private health insurance exchange for individuals, families, and small businesses. We originally purchased eHealth given its leadership in a growing marketplace that we felt was protected by high barriers given the rigorous approval process required in the healthcare insurance marketplace. eHealth performed exceptionally well throughout the year, easily beating expectations for agent count and sponsor commission revenue, which helped drive market expectations higher.

Within the Health Care sector, the largest detractor to Fund performance was biotechnology holding Ligand Pharmaceuticals Incorporated (Ligand), a biotechnology company with a unique business approach that provides diversified exposure to a range of promising drugs under development by other biotech and pharmaceutical companies. Ligand was dragged lower in part by a bearish report by short-seller Citron, Inc. (published in January) that made the case that Ligand's pipeline of drugs was not as robust as investors thought. We reviewed their analysis and came away unimpressed. In fact, less than two months after the report that put a $35 price target on the company, Ligand sold their Promacta assets (one of their many drugs) to Royalty Pharma for $827 million, which provided cash of $40 per share (higher than the short seller price target alone). Following this news of the asset sale (which Ligand outlined would be used to acquire new assets and repurchase shares), we were surprised that the stock did not respond positively, but we believe in the fundamentals of the company and business model; thus, we continue to hold the position at a more attractive valuation.

Financial Services holding Green Dot Corporation (Green Dot) also detracted from Fund performance in 2019. Green Dot is a bank and financial technology company that provides prepaid cards, debit cards, checking accounts, and consumer cash processing services. We initially purchased the stock given the strong leadership team, market leadership position within several channels, strong cash flows, and merger and acquisition opportunities. In the most recent calendar year, the company was weighed down by poor execution and the unexpected announcement during the first quarter that technology and marketing investment would be much higher than anticipated. We were fortunate to use that as an opportunity to exit the position, as the company continued to disappoint the remainder of the year, falling another 35% following their second quarter results.

26

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund (continued)

Technology holding Mercury Systems, Inc. (Mercury) also proved to be disappointing in 2019. Mercury is a leading provider of secure and mission-critical processing subsystems across several defense platforms for the U.S. Department of Defense and prime contractors. We initially purchased the stock given the strong commercial model the company applies to the defense electronic industry, wherein they fund research and development themselves rather than being funded directly by the government, which leads to higher margins for finished goods. Despite solid execution in recent quarters, the stock has been weighed down by their heavy investment in manufacturing, as capital expenditure was expected to be up 90% year-over-year to modernize their West Coast facilities, pushing expected earnings below Street forecasts. We believe the decision to invest in their business makes sense; thus, we continued to hold the position.

Outlook

We view the outsized outperformance of the market over the past year, which followed a tumultuous 2018 calendar year, as noise, preferring to focus on how our investments perform relative to the fundamental anchor points that track the progress of our long-term growth stories. Instead of fearing these periods, we prefer to use this heightened volatility to take gains in investments where we believe price action has exceeded fundamentals, to initiate new investments at attractive prices, and add to some of our favorite investments. We believe that this environment works to our strength as stock pickers as we work to uncover companies with high-quality growth stories at valuations that are attractive relative to the broader market.

Overall, we expect the market to benefit from an accommodative U.S. Federal Reserve that is once again in easing mode, and our continued base case is that there will be a constructive resolution to ongoing trade disputes. The relative strength in both the U.S. economy and labor market, the impact of lower projected inflation, and expectations of future monetary policy, have reinforced our view that earnings for growth stocks will remain attractive. It is our view that the U.S. equity market can continue to rise given strong U.S. growth, as reflected in gross domestic product increasing 2.1% year-over-year in the most recent quarter, the 12th consecutive quarterly period of greater than 2% year-over-year growth. All this supports our constructive outlook for U.S. small-cap growth stocks.

27

Victory RS Growth Funds (Unaudited)

Victory RS Small Cap Equity Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	38.49%	30.53%	37.26%	36.32%	37.91%	38.69%	28.48%
Three Year	20.40%	18.04%	19.32%	19.32%	19.79%	20.59%	12.49%
Five Year	12.18%	10.86%	11.23%	11.23%	11.68%	12.28%	9.34%
Ten Year	15.40%	14.72%	14.40%	14.40%	14.95%	15.59%	13.01%
Since Inception	10.62%	10.33%	7.63%	7.63%	9.84%	10.69%	N/A
Expense Ratios
Gross	1.22%		4.24%		1.88%	1.68%
With Applicable Waivers	1.22%		2.10%		1.75%	1.10%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Small Cap Equity Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (98.2%)
Biotechnology (17.7%):
Aimmune Therapeutics, Inc. (a) (b)	977,930	$32,731,317
Amicus Therapeutics, Inc. (a)	2,138,645	20,830,402
Apellis Pharmaceuticals, Inc. (a) (b)	929,520	28,461,902
Arena Pharmaceuticals, Inc. (a) (b)	375,850	17,071,107
Ascendis Pharma A/S (a)	212,790	29,603,345
bluebird bio, Inc. (a) (b)	384,389	33,730,135
Blueprint Medicines Corp. (a)	261,418	20,942,196
Celyad SA (a) (b) (c)	428,091	4,460,708
CytomX Therapeutics, Inc., Class A (a)	1,230,300	10,223,793
Epizyme, Inc. (a) (b)	1,316,010	32,373,846
Equillium, Inc. (a) (c)	802,820	2,713,532
Fate Therapeutics, Inc. (a) (b)	1,799,180	35,209,953
Gossamer Bio, Inc. (a) (b)	644,000	10,065,720
Immunomedics, Inc. (a) (b)	961,460	20,344,494
Invitae Corp. (a) (b)	1,218,710	19,657,792
Iovance Biotherapeutics, Inc. (a) (b)	1,150,135	31,835,737
Kura Oncology, Inc. (a)	954,580	13,125,475
Mirati Therapeutics, Inc. (a) (b)	203,750	26,255,225
Myovant Sciences Ltd. (a) (b)	1,171,960	18,188,819
		407,825,498
Communication Services (2.4%):
Bandwidth, Inc., Class A (a) (b)	428,040	27,415,962
Cardlytics, Inc. (a) (b)	190,270	11,960,372
QuinStreet, Inc. (a) (b)	992,390	15,193,491
		54,569,825
Consumer Discretionary (11.8%):
Aaron's, Inc.	266,820	15,238,090
Arco Platform Ltd., ADR, Class A (a)	715,980	31,646,316
Dine Brands Global, Inc. (b)	318,990	26,642,045
Eldorado Resorts, Inc. (a) (b)	571,470	34,082,471
Frontdoor, Inc. (a)	425,150	20,160,613
Monro, Inc (b)	361,400	28,261,480
Planet Fitness, Inc., Class A (a)	379,900	28,370,932
Regis Corp. (a) (b)	795,710	14,219,338
Skyline Champion Corp. (a)	381,690	12,099,573
Steven Madden Ltd.	381,487	16,407,756
Strategic Education, Inc.	271,170	43,088,913
		270,217,527
Consumer Staples (4.9%):
BellRing Brands, Inc., Class A (a)	603,070	12,839,360
BJ's Wholesale Club Holdings, Inc. (a) (b)	972,370	22,111,694
Freshpet, Inc. (a)	282,960	16,720,106
Hostess Brands, Inc. (a)	2,062,740	29,992,240
Nomad Foods Ltd. (a)	1,289,620	28,848,799
		110,512,199
See notes to financial statements.

29

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Energy (0.7%):
Newpark Resources, Inc. (a) (b)	2,629,580	$16,487,467
Financials (6.3%):
eHealth, Inc. (a) (b)	220,100	21,147,208
Essent Group Ltd.	698,670	36,323,854
FirstCash, Inc., Class A	515,170	41,538,157
LendingTree, Inc. (a) (b)	80,110	24,308,578
Western Alliance Bancorp	353,450	20,146,650
		143,464,447
Health Care Equipment & Supplies (4.7%):
Cryoport, Inc. (a) (b)	956,210	15,739,217
Irhythm Technologies, Inc. (a) (b)	295,520	20,121,957
Masimo Corp. (a) (b)	168,020	26,557,241
Nevro Corp. (a) (b)	236,810	27,834,647
Silk Road Medical, Inc. (a) (b)	430,680	17,390,858
		107,643,920
Health Care Providers & Services (4.0%):
Hanger, Inc. (a)	889,850	24,568,759
HealthEquity, Inc. (a)	336,860	24,951,220
LHC Group, Inc. (a) (b)	302,740	41,705,462
		91,225,441
Health Care Technology (2.0%):
Health Catalyst, Inc. (a) (b)	521,620	18,100,214
Inspire Medical System, Inc. (a) (b)	367,210	27,250,654
		45,350,868
Industrials (16.4%):
Albany International Corp.	409,180	31,064,946
Armstrong World Industries, Inc. (b)	215,240	20,226,103
Axon Enterprise, Inc. (a) (b)	422,750	30,979,120
Azul SA, ADR (a)	910,660	38,976,248
ESCO Technologies, Inc.	361,510	33,439,675
FTI Consulting, Inc. (a)	195,490	21,632,923
Generac Holdings, Inc. (a)	313,250	31,509,818
Mercury Systems, Inc. (a) (b)	521,840	36,064,362
Simpson Manufacturing Co., Inc.	224,350	17,999,601
Siteone Landscape Supply, Inc. (a) (b)	486,420	44,093,973
SPX Corp. (a)	199,800	10,165,824
Trex Co., Inc. (a) (b)	264,300	23,755,283
Watts Water Technologies, Inc., Class A	369,930	36,904,216
		376,812,092
Information Technology (24.8%):
ACI Worldwide, Inc. (a) (b)	1,268,880	48,071,519
Advanced Energy Industries, Inc. (a) (b)	588,740	41,918,288
Cabot Microelectronics Corp. (b)	237,610	34,291,875
Cornerstone OnDemand, Inc. (a) (b)	700,928	41,039,334
Envestnet, Inc. (a)	285,696	19,893,012
Everbridge, Inc. (a) (b)	458,000	35,760,640

See notes to financial statements.

30

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Evo Payments, Inc. (a)	1,262,850	$33,351,869
Inphi Corp. (a)	97,410	7,210,288
Itron, Inc. (a)	432,090	36,273,955
Lattice Semiconductor Corp. (a) (b)	1,057,470	20,239,976
Littelfuse, Inc.	96,966	18,549,596
Liveramp Holdings, Inc. (a) (b)	485,200	23,323,564
MACOM Technology Solutions Holdings, Inc. (a) (b)	467,060	12,423,796
Monolithic Power Systems, Inc.	57,191	10,181,142
Q2 Holdings, Inc. (a) (b)	226,320	18,350,026
Silicon Laboratories, Inc. (a) (b)	321,310	37,265,534
Varonis Systems, Inc. (a) (b)	673,560	52,342,348
Wix.com Ltd., ADR (a)	350,670	42,914,995
WNS Holdings Ltd., ADR (a)	492,227	32,560,816
		565,962,573
Materials (1.1%):
Ingevity Corp. (a)	276,990	24,203,386
Pharmaceuticals (1.4%):
Assembly Biosciences, Inc. (a)	464,270	9,498,964
GW Pharmaceuticals PLC, ADR (a) (b)	218,537	22,850,229
		32,349,193
Total Common Stocks (Cost $1,848,490,476)		2,246,624,436
Collateral for Securities Loaned^ (12.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (d)	13,696,062	13,696,062
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (d)	75,455,501	75,455,501
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (d)	2,287,575	2,287,575
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (d)	45,582,924	45,582,924
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (d)	50,144,749	50,144,749
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (d)	100,286,078	100,286,078
Total Collateral for Securities Loaned (Cost $287,452,889)		287,452,889
Total Investments (Cost $2,135,943,365) — 110.8%		2,534,077,325
Liabilities in excess of other assets — (10.8)%		(246,939,107)
NET ASSETS — 100.00%		$2,287,138,218

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, illiquid securities were 0.3% of the Fund's net assets.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

31

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (99.3%)
Communication Services (2.6%):
Boingo Wireless, Inc. (a) (b)	242,730	$2,657,894
Live Nation Entertainment, Inc. (a)	43,590	3,115,377
		5,773,271
Communications Equipment (0.8%):
Viavi Solutions, Inc. (a)	122,340	1,835,100
Consumer Discretionary (11.8%):
Bright Horizons Family Solutions, Inc. (a)	32,540	4,890,437
Burlington Stores, Inc. (a)	15,040	3,429,571
Churchill Downs, Inc. (b)	17,130	2,350,236
Frontdoor, Inc. (a)	48,710	2,309,828
Planet Fitness, Inc., Class A (a)	56,630	4,229,128
Strategic Education, Inc.	28,190	4,479,391
Vail Resorts, Inc. (b)	17,740	4,254,585
		25,943,176
Consumer Staples (3.6%):
Hostess Brands, Inc. (a)	300,670	4,371,742
Post Holdings, Inc. (a)	33,080	3,609,028
		7,980,770
Electronic Equipment, Instruments & Components (2.6%):
Littelfuse, Inc.	13,671	2,615,262
Rogers Corp. (a) (b)	25,770	3,214,292
		5,829,554
Energy (0.8%):
Diamondback Energy, Inc.	18,556	1,723,110
Financials (4.1%):
LendingTree, Inc. (a) (b)	10,670	3,237,705
LPL Financial Holdings, Inc.	31,050	2,864,363
Western Alliance Bancorp	49,760	2,836,320
		8,938,388
Health Care (24.7%):
Encompass Health Corp.	25,180	1,744,219
Exact Sciences Corp. (a)	63,180	5,842,886
GW Pharmaceuticals PLC, ADR (a) (b)	43,490	4,547,314
HealthEquity, Inc. (a)	42,520	3,149,456
Horizon Therapeutics PLC (a)	172,950	6,260,790
Insulet Corp. (a) (b)	19,360	3,314,432
LHC Group, Inc. (a)	26,490	3,649,262
Ligand Pharmaceuticals, Inc. (a) (b)	44,280	4,617,961
Masimo Corp. (a)	24,730	3,908,824
Neurocrine Biosciences, Inc. (a)	58,950	6,336,536
The Cooper Co., Inc. (b)	15,110	4,854,691
Veeva Systems, Inc., Class A (a)	24,420	3,434,917
West Pharmaceutical Services, Inc.	17,896	2,690,306
		54,351,594

See notes to financial statements.

32

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Industrials (19.8%):
Alamo Group, Inc.	20,450	$2,567,498
Armstrong World Industries, Inc.	22,650	2,128,421
Azul SA, ADR (a)	117,790	5,041,412
Clean Harbors, Inc. (a)	31,970	2,741,427
Forward Air Corp.	56,780	3,971,761
FTI Consulting, Inc. (a)	24,370	2,696,784
HEICO Corp., Class A	37,843	3,388,084
Hexcel Corp.	42,962	3,149,544
IDEX Corp.	23,650	4,067,800
Mercury Systems, Inc. (a)	60,830	4,203,962
MSA Safety, Inc. (b)	17,360	2,193,610
Siteone Landscape Supply, Inc. (a) (b)	41,780	3,787,357
Teledyne Technologies, Inc. (a)	3,160	1,095,066
Trex Co., Inc. (a)	30,430	2,735,048
		43,767,774
IT Services (7.8%):
Black Knight, Inc. (a)	89,049	5,741,880
Euronet Worldwide, Inc. (a)	48,692	7,671,911
GoDaddy, Inc., Class A (a)	56,677	3,849,502
		17,263,293
Semiconductors & Semiconductor Equipment (5.0%):
Entegris, Inc.	26,340	1,319,371
MKS Instruments, Inc.	29,440	3,238,694
Monolithic Power Systems, Inc.	20,275	3,609,356
Silicon Laboratories, Inc. (a)	24,500	2,841,510
		11,008,931
Software (15.7%):
ACI Worldwide, Inc. (a)	147,570	5,590,689
Coupa Software, Inc. (a) (b)	30,380	4,443,075
DocuSign, Inc., Class A (a)	57,070	4,229,458
Fair Isaac Corp. (a)	12,290	4,604,817
Paycom Software, Inc. (a)	17,645	4,671,690
Proofpoint, Inc. (a)	24,160	2,773,085
RingCentral, Inc., Class A (a)	47,630	8,033,752
		34,346,566
Total Common Stocks (Cost $159,081,482)		218,761,527
Collateral for Securities Loaned^ (8.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	867,320	867,320
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	4,778,311	4,778,311
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	144,863	144,863
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	2,886,594	2,886,594

See notes to financial statements.

33

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	3,175,477	$3,175,477
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	6,350,737	6,350,737
Total Collateral for Securities Loaned (Cost $18,203,302)		18,203,302
Total Investments (Cost $177,284,784) — 107.6%		236,964,829
Liabilities in excess of other assets — (7.6)%		(16,800,318)
NET ASSETS — 100.00%		$220,164,511

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

34

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (5.1%):
Live Nation Entertainment, Inc. (a)	166,840	$11,924,055
Take-Two Interactive Software, Inc. (a)	63,470	7,770,632
Twitter, Inc. (a)	209,830	6,725,052
		26,419,739
Consumer Discretionary (12.8%):
Burlington Stores, Inc. (a)	24,560	5,600,417
Dollar General Corp.	62,760	9,789,305
Eldorado Resorts, Inc. (a) (b)	75,370	4,495,067
Grand Canyon Education, Inc. (a)	77,880	7,460,125
Hasbro, Inc.	84,860	8,962,065
Hilton Worldwide Holdings, Inc.	85,630	9,497,223
O'Reilly Automotive, Inc. (a)	18,340	8,037,689
Tractor Supply Co.	59,560	5,565,286
Vail Resorts, Inc. (b)	31,330	7,513,874
		66,921,051
Consumer Staples (4.3%):
Church & Dwight Co., Inc.	94,570	6,652,054
Post Holdings, Inc. (a)	82,830	9,036,753
Tyson Foods, Inc., Class A	74,360	6,769,734
		22,458,541
Electronic Equipment, Instruments & Components (3.0%):
Amphenol Corp., Class A	59,720	6,463,495
Keysight Technologies, Inc. (a)	32,760	3,362,159
Trimble, Inc. (a)	137,200	5,719,868
		15,545,522
Energy (0.9%):
Diamondback Energy, Inc.	51,350	4,768,361
Financials (3.4%):
LendingTree, Inc. (a) (b)	15,970	4,845,937
LPL Financial Holdings, Inc.	72,200	6,660,450
MSCI, Inc.	25,430	6,565,517
		18,071,904
Health Care (16.3%):
10x Genomics, Inc., Class A (a) (b)	46,750	3,564,688
Ascendis Pharma A/S (a)	16,430	2,285,742
bluebird bio, Inc. (a) (b)	55,280	4,850,820
Dexcom, Inc. (a)	33,160	7,253,418
Encompass Health Corp. (b)	57,780	4,002,421
Exact Sciences Corp. (a)	91,360	8,448,973
GW Pharmaceuticals PLC, ADR (a) (b)	35,360	3,697,242
Horizon Therapeutics PLC (a) (b)	72,930	2,640,066
Insulet Corp. (a) (b)	37,370	6,397,744
Intuitive Surgical, Inc. (a)	10,000	5,911,500
IQVIA Holdings, Inc. (a)	62,030	9,584,255

See notes to financial statements.

35

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Neurocrine Biosciences, Inc. (a)	33,950	$3,649,286
Sage Therapeutics, Inc. (a) (b)	48,960	3,534,422
The Cooper Co., Inc.	29,670	9,532,675
Veeva Systems, Inc., Class A (a)	26,100	3,671,226
WellCare Health Plans, Inc. (a)	18,700	6,174,927
		85,199,405
Industrials (17.6%):
AMETEK, Inc.	74,020	7,382,755
Clean Harbors, Inc. (a)	59,410	5,094,408
HEICO Corp., Class A	91,170	8,162,450
Hexcel Corp.	100,900	7,396,979
IDEX Corp.	48,660	8,369,520
IHS Markit Ltd. (a)	64,160	4,834,456
Ingersoll-Rand PLC	86,150	11,451,058
L3Harris Technologies, Inc.	38,700	7,657,569
Roper Technologies, Inc.	21,100	7,474,253
Teledyne Technologies, Inc. (a)	10,280	3,562,431
TransUnion	86,310	7,388,999
Verisk Analytics, Inc., Class A	34,290	5,120,869
Woodward, Inc.	65,360	7,741,238
		91,636,985
IT Services (15.0%):
Black Knight, Inc. (a)	164,464	10,604,639
Euronet Worldwide, Inc. (a)	113,511	17,884,792
FleetCor Technologies, Inc. (a)	21,070	6,062,260
Global Payments, Inc.	83,853	15,308,203
GoDaddy, Inc., Class A (a) (b)	97,990	6,655,481
Okta, Inc. (a)	52,210	6,023,468
Twilio, Inc., Class A (a) (b)	77,800	7,646,184
Wix.com Ltd., ADR (a) (b)	59,810	7,319,548
		77,504,575
Semiconductors & Semiconductor Equipment (8.3%):
KLA Corp.	42,920	7,647,056
Lam Research Corp.	33,570	9,815,868
Marvell Technology Group Ltd.	398,240	10,577,254
Microchip Technology, Inc. (b)	78,450	8,215,284
Monolithic Power Systems, Inc.	36,880	6,565,378
		42,820,840
Software (12.5%):
DocuSign, Inc., Class A (a)	108,480	8,039,453
Dropbox, Inc. (a)	434,090	7,774,552
Fair Isaac Corp. (a)	28,270	10,592,203
Paycom Software, Inc. (a)	14,260	3,775,478
Proofpoint, Inc. (a)	75,650	8,683,106
RingCentral, Inc., Class A (a)	104,180	17,572,040

See notes to financial statements.

36

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
ServiceNow, Inc. (a)	19,240	$5,431,837
Zendesk, Inc. (a)	33,300	2,551,779
		64,420,448
Total Common Stocks (Cost $419,194,608)		515,767,371
Collateral for Securities Loaned^ (8.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	1,992,570	1,992,570
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	10,977,637	10,977,637
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	332,808	332,808
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	6,631,628	6,631,628
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	7,295,304	7,295,304
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	14,590,110	14,590,110
Total Collateral for Securities Loaned (Cost $41,820,057)		41,820,057
Total Investments (Cost $461,014,665) — 107.2%		557,587,428
Liabilities in excess of other assets — (7.2)%		(37,599,429)
NET ASSETS — 100.00%		$519,987,999

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

37

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (99.9%)
Communication Services (11.7%):
Alphabet, Inc., Class C (a)	8,011	$10,710,867
Facebook, Inc., Class A (a)	61,320	12,585,930
The Walt Disney Co.	26,820	3,878,977
Twitter, Inc. (a)	101,280	3,246,024
		30,421,798
Consumer Discretionary (11.5%):
Amazon.com, Inc. (a)	4,340	8,019,626
Hilton Worldwide Holdings, Inc.	43,990	4,878,931
Nike, Inc., Class B	40,790	4,132,435
The Home Depot, Inc.	17,945	3,918,829
The TJX Cos., Inc.	93,680	5,720,101
Vail Resorts, Inc. (b)	12,920	3,098,604
		29,768,526
Consumer Staples (2.9%):
Church & Dwight Co., Inc.	58,280	4,099,415
Tyson Foods, Inc., Class A	36,640	3,335,706
		7,435,121
Electronic Equipment, Instruments & Components (1.3%):
Amphenol Corp., Class A	31,030	3,358,377
Energy (0.5%):
EOG Resources, Inc.	14,605	1,223,315
Health Care (15.4%):
bluebird bio. Inc. (a) (b)	30,280	2,657,070
Bristol-Myers Squibb Co.	107,170	6,879,242
Exact Sciences Corp. (a)	39,060	3,612,269
Intuitive Surgical, Inc. (a)	7,310	4,321,306
IQVIA Holdings, Inc. (a)	31,030	4,794,445
Merck & Co., Inc.	64,910	5,903,565
Sage Therapeutics, Inc. (a)	25,770	1,860,336
The Cooper Co., Inc.	9,910	3,183,984
UnitedHealth Group, Inc.	11,850	3,483,663
Vertex Pharmaceuticals, Inc. (a)	16,240	3,555,748
		40,251,628
Industrials (12.4%):
AMETEK, Inc.	40,030	3,992,592
IHS Markit Ltd. (a)	43,050	3,243,818
Ingersoll-Rand PLC	79,380	10,551,190
L3Harris Technologies, Inc.	25,760	5,097,131
Roper Technologies, Inc.	11,670	4,133,864
Woodward, Inc.	43,610	5,165,168
		32,183,763

See notes to financial statements.

38

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
IT Services (13.3%):
Black Knight, Inc. (a)	90,420	$5,830,282
Euronet Worldwide, Inc. (a)	51,270	8,078,101
PayPal Holdings, Inc. (a)	31,350	3,391,130
Twilio, Inc., Class A (a) (b)	52,020	5,112,526
Visa, Inc., Class A	64,837	12,182,871
		34,594,910
Semiconductors & Semiconductor Equipment (8.1%):
Broadcom, Inc.	6,470	2,044,649
KLA Corp.	14,700	2,619,099
Lam Research Corp.	12,820	3,748,568
Marvell Technology Group Ltd.	164,620	4,372,307
Microchip Technology, Inc. (b)	26,290	2,753,089
NVIDIA Corp.	22,980	5,407,194
		20,944,906
Software (16.7%):
Fair Isaac Corp. (a)	17,710	6,635,583
Microsoft Corp.	150,490	23,732,272
Salesforce.com, Inc. (a)	39,780	6,469,819
ServiceNow, Inc. (a)	14,810	4,181,159
Workday, Inc., Class A (a)	14,990	2,465,106
		43,483,939
Technology Hardware, Storage & Peripherals (6.1%):
Apple, Inc.	54,037	15,867,965
Total Common Stocks (Cost $181,489,172)		259,534,248
Collateral for Securities Loaned^ (3.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	415,009	415,009
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	2,286,404	2,286,404
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	69,317	69,317
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	1,381,225	1,381,225
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	1,519,454	1,519,454
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	3,038,804	3,038,804
Total Collateral for Securities Loaned (Cost $8,710,213)		8,710,213
Total Investments (Cost $190,199,385) — 103.3%		268,244,461
Liabilities in excess of other assets — (3.3)%		(8,590,076)
NET ASSETS — 100.00%		$259,654,385

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

PLC — Public Limited Company

See notes to financial statements.

39

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (98.9%)
Biotechnology (26.8%):
Adverum Biotechnologies, Inc. (a)	149,500	$1,722,240
Aimmune Therapeutics, Inc. (a) (b)	91,290	3,055,476
Albireo Pharma, Inc. (a)	26,110	663,716
Allakos, Inc. (a) (b)	14,500	1,382,720
Amicus Therapeutics, Inc. (a)	80,090	780,077
Apellis Pharmaceuticals, Inc. (a)	118,843	3,638,973
Arena Pharmaceuticals, Inc. (a)	21,820	991,064
Ascendis Pharma A/S (a)	14,620	2,033,934
Athenex, Inc. (a) (b)	48,670	743,191
Atreca, Inc., Class A (a) (b)	45,565	704,891
Autolus Therapeutics PLC (a) (b)	42,440	560,208
Avrobio, Inc. (a)	72,870	1,466,873
BeiGene Ltd. (a) (b)	7,160	1,186,842
Bicycle Therapeutics Ltd. (a)	68,270	643,786
bluebird bio, Inc. (a) (b)	87,190	7,650,922
Blueprint Medicines Corp. (a) (b)	22,460	1,799,271
Botanix Pharmaceuticals Ltd. (a)	6,100,441	350,967
Bridgebio Pharma, Inc. (a) (b)	44,940	1,575,147
Celyad SA (a)	54,300	565,806
Centogene NV (a)	55,910	563,014
Crinetics Pharmaceuticals, Inc. (a) (b)	34,768	872,329
CytomX Therapeutics, Inc., Class A (a)	138,990	1,155,007
Dermtech, Inc. (a) (c) (d)	307,693	3,720,002
Editas Medicine, Inc. (a) (b)	31,240	925,016
Eidos Therapeutics, Inc. (a)	29,320	1,682,675
Epizyme, Inc. (a)	82,840	2,037,864
Equillium, Inc. (a) (d)	227,190	767,902
Evelo Biosciences, Inc., Class B (a) (b)	28,499	115,706
Exact Sciences Corp. (a)	23,280	2,152,934
Fate Therapeutics, Inc. (a)	219,810	4,301,681
Gossamer Bio, Inc. (a)	37,580	587,375
Gritstone Oncology, Inc. (a) (b)	135,608	1,216,404
Homology Medicines, Inc. (a) (b)	58,210	1,204,947
Invitae Corp. (a) (b)	61,065	984,978
Iovance Biotherapeutics, Inc. (a) (b)	84,630	2,342,558
Kalvista Pharmaceuticals, Inc. (a) (b)	58,313	1,038,555
Kezar Life Sciences, Inc. (a)	259,066	1,038,855
Kura Oncology, Inc. (a)	143,020	1,966,525
MacroGenics, Inc. (a)	49,400	537,472
Matinas BioPharma Holdings, Inc. (a) (b)	773,050	1,754,824
Mirati Therapeutics, Inc. (a)	15,950	2,055,317
Myovant Sciences Ltd. (a)	100,920	1,566,279
Neurocrine Biosciences, Inc. (a)	7,050	757,805
Precision BioSciences, Inc. (a) (b)	123,410	1,714,165
Replimune Group, Inc. (a)	63,140	906,059
Sage Therapeutics, Inc. (a) (b)	22,790	1,645,210
Scholar Rock Holding Corp. (a) (b)	47,280	623,150
SpringWorks Therapeutics, Inc. (a) (b)	26,350	1,014,212

See notes to financial statements.

40

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Stoke Therapeutics, Inc. (a) (b)	29,310	$830,059
Surface Oncology, Inc. (a)	220,900	415,292
Turning Point Therapeutics, Inc. (a) (b)	17,960	1,118,728
Twist Bioscience Corp. (a) (b)	61,010	1,281,210
Zymeworks, Inc. (a)	48,190	2,190,717
		78,600,930
Communication Services (9.2%):
Boingo Wireless, Inc. (a) (b)	306,650	3,357,818
Facebook, Inc., Class A (a)	53,880	11,058,870
Match Group, Inc. (a) (b)	39,770	3,265,515
Netflix, Inc. (a)	13,680	4,426,437
Take-Two Interactive Software, Inc. (a)	20,790	2,545,320
Twitter, Inc. (a)	69,800	2,237,090
		26,891,050
Communications Equipment (2.3%):
Lumentum Holdings, Inc. (a)	46,750	3,707,275
Viavi Solutions, Inc. (a)	206,170	3,092,550
		6,799,825
Consumer Discretionary (2.3%):
Amazon.com, Inc. (a)	2,310	4,268,510
Arco Platform Ltd., ADR, Class A (a)	51,210	2,263,482
		6,531,992
Electronic Equipment, Instruments & Components (3.3%):
Airgain, Inc. (a)	94,458	1,009,756
Fabrinet (a)	57,710	3,741,916
Keysight Technologies, Inc. (a)	24,400	2,504,172
Rogers Corp. (a)	18,470	2,303,763
		9,559,607
Financials (0.7%):
LendingTree, Inc. (a) (b)	6,500	1,972,360
Health Care Equipment & Supplies (1.4%):
Cryoport, Inc. (a) (b)	171,043	2,815,368
Quotient Ltd. (a) (b)	121,440	1,154,894
		3,970,262
Health Care Providers & Services (0.7%):
Exagen, Inc. (a) (b)	84,182	2,138,223
Health Care Technology (0.9%):
Veeva Systems, Inc., Class A (a)	18,510	2,603,617
IT Services (8.9%):
Euronet Worldwide, Inc. (a)	27,270	4,296,661
Global Payments, Inc.	16,090	2,937,390
GoDaddy, Inc., Class A (a)	46,030	3,126,358
Twilio, Inc., Class A (a) (b)	42,220	4,149,382
Visa, Inc., Class A	30,310	5,695,249
Wix.com Ltd., ADR (a)	46,980	5,749,412
		25,954,452

See notes to financial statements.

41

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Life Sciences Tools & Services (2.3%):
10x Genomics, Inc., Class A (a) (b)	28,960	$2,208,200
Adaptive Biotechnologies Corp. (a) (b)	21,550	644,776
Illumina, Inc. (a)	7,450	2,471,463
NeoGenomics, Inc. (a)	52,150	1,525,388
		6,849,827
Pharmaceuticals (1.7%):
Assembly Biosciences, Inc. (a)	94,660	1,936,743
GW Pharmaceuticals PLC, ADR (a) (b)	17,470	1,826,663
Kaleido Biosciences, Inc. (a) (b)	48,180	241,864
MyoKardia, Inc. (a) (b)	14,290	1,041,527
		5,046,797
Semiconductors & Semiconductor Equipment (16.3%):
Cohu, Inc.	219,260	5,010,091
Inphi Corp. (a)	18,150	1,343,463
KLA Corp.	15,540	2,768,762
Lam Research Corp.	18,690	5,464,956
Lattice Semiconductor Corp. (a)	189,530	3,627,604
MACOM Technology Solutions Holdings, Inc. (a) (b)	178,350	4,744,110
Marvell Technology Group Ltd.	242,710	6,446,378
MKS Instruments, Inc.	35,430	3,897,654
Monolithic Power Systems, Inc.	20,030	3,565,741
NVIDIA Corp.	14,960	3,520,088
Semtech Corp. (a)	21,120	1,117,248
Skyworks Solutions, Inc.	38,450	4,647,836
Ultra Clean Holdings, Inc. (a) (b)	63,900	1,499,733
		47,653,664
Software (22.1%):
Anaplan, Inc. (a)	23,570	1,235,068
Cornerstone OnDemand, Inc. (a)	83,710	4,901,221
Coupa Software, Inc. (a)	25,500	3,729,375
DocuSign, Inc., Class A (a)	53,400	3,957,474
Domo, Inc. (a) (b)	108,100	2,347,932
Dropbox, Inc. (a)	148,810	2,665,187
Fair Isaac Corp. (a)	7,760	2,907,517
Microsoft Corp.	77,760	12,262,750
Paycom Software, Inc. (a)	18,670	4,943,069
Proofpoint, Inc. (a)	28,749	3,299,810
RingCentral, Inc., Class A (a)	65,710	11,083,306
ServiceNow, Inc. (a)	18,840	5,318,909
Varonis Systems, Inc. (a)	41,550	3,228,851
Zendesk, Inc. (a) (b)	37,060	2,839,908
		64,720,377
Total Common Stocks (Cost $209,717,790)		289,292,983

See notes to financial statements.

42

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Collateral for Securities Loaned^ (15.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (e)	2,086,115	$2,086,115
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (e)	11,493,003	11,493,003
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (e)	348,432	348,432
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (e)	6,942,962	6,942,962
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (e)	7,637,796	7,637,796
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (e)	15,275,072	15,275,072
Total Collateral for Securities Loaned (Cost $43,783,380)		43,783,380
Total Investments (Cost $253,501,170) — 113.9%		333,076,363
Liabilities in excess of other assets — (13.9)%		(40,751,373)
NET ASSETS — 100.00%		$292,324,990

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 1.3% of the Fund's net assets as of December 31, 2019. (See Note 2)

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, illiquid securities were 1.5% of the Fund's net assets.

(e)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

43

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (98.0%)
Biotechnology (17.7%):
Aimmune Therapeutics, Inc. (a)	29,760	$996,067
Amicus Therapeutics, Inc. (a)	65,324	636,256
Apellis Pharmaceuticals, Inc. (a)	28,280	865,934
Arena Pharmaceuticals, Inc. (a)	11,400	517,788
Ascendis Pharma A/S (a)	6,440	895,933
bluebird bio, Inc. (a) (b)	11,687	1,025,534
Blueprint Medicines Corp. (a)	7,918	634,311
Celyad SA (a)	11,896	123,956
CytomX Therapeutics, Inc., Class A (a)	37,890	314,866
Epizyme, Inc. (a)	40,160	987,936
Equillium, Inc. (a) (c)	26,448	89,394
Fate Therapeutics, Inc. (a)	54,900	1,074,393
Gossamer Bio, Inc. (a)	20,110	314,319
Immunomedics, Inc. (a)	29,100	615,756
Invitae Corp. (a) (b)	37,230	600,520
Iovance Biotherapeutics, Inc. (a)	35,111	971,872
Kura Oncology, Inc. (a)	29,050	399,438
Mirati Therapeutics, Inc. (a) (b)	6,140	791,200
Myovant Sciences Ltd. (a)	35,600	552,512
		12,407,985
Communication Services (2.4%):
Bandwidth, Inc., Class A (a)	13,060	836,493
Cardlytics, Inc. (a)	5,770	362,702
QuinStreet, Inc. (a)	30,327	464,306
		1,663,501
Consumer Discretionary (11.8%):
Aaron's, Inc. (b)	8,130	464,304
Arco Platform Ltd., ADR, Class A (a)	21,983	971,649
Dine Brands Global, Inc. (b)	9,650	805,968
Eldorado Resorts, Inc. (a) (b)	17,580	1,048,471
Frontdoor, Inc. (a)	12,960	614,563
Monro, Inc	11,050	864,110
Planet Fitness, Inc., Class A (a)	11,770	878,984
Regis Corp. (a) (b)	24,080	430,310
Skyline Champion Corp. (a) (b)	11,690	370,573
Steven Madden Ltd.	11,659	501,454
Strategic Education, Inc.	8,220	1,306,158
		8,256,544
Consumer Staples (4.9%):
BellRing Brands, Inc., Class A (a)	18,400	391,736
BJ's Wholesale Club Holdings, Inc. (a)	29,700	675,378
Freshpet, Inc. (a)	8,770	518,219
Hostess Brands, Inc. (a)	63,070	917,038
Nomad Foods Ltd. (a)	39,440	882,273
		3,384,644

See notes to financial statements.

44

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Energy (0.7%):
Newpark Resources, Inc. (a) (b)	80,250	$503,168
Financials (6.2%):
eHealth, Inc. (a)	6,711	644,793
Essent Group Ltd.	21,340	1,109,467
FirstCash, Inc., Class A	15,760	1,270,729
LendingTree, Inc. (a) (b)	2,400	728,256
Western Alliance Bancorp (b)	10,710	610,470
		4,363,715
Health Care Equipment & Supplies (4.7%):
Cryoport, Inc. (a) (b)	29,040	477,998
Irhythm Technologies, Inc. (a) (b)	9,130	621,662
Masimo Corp. (a)	5,085	803,735
Nevro Corp. (a) (b)	7,170	842,762
Silk Road Medical, Inc. (a)	13,170	531,805
		3,277,962
Health Care Providers & Services (4.0%):
Hanger, Inc. (a)	27,420	757,066
HealthEquity, Inc. (a)	10,330	765,143
LHC Group, Inc. (a)	9,200	1,267,392
		2,789,601
Health Care Technology (2.0%):
Health Catalyst, Inc. (a) (b)	15,986	554,714
Inspire Medical System, Inc. (a)	11,230	833,379
		1,388,093
Industrials (16.3%):
Albany International Corp.	12,390	940,649
Armstrong World Industries, Inc.	6,510	611,745
Axon Enterprise, Inc. (a)	12,917	946,558
Azul SA, ADR (a) (b)	27,790	1,189,412
ESCO Technologies, Inc.	10,940	1,011,950
FTI Consulting, Inc. (a)	5,900	652,894
Generac Holdings, Inc. (a)	9,510	956,611
Mercury Systems, Inc. (a)	15,940	1,101,613
Simpson Manufacturing Co., Inc.	6,840	548,773
Siteone Landscape Supply, Inc. (a)	14,770	1,338,901
SPX Corp. (a)	6,080	309,350
Trex Co., Inc. (a)	8,040	722,635
Watts Water Technologies, Inc., Class A	11,250	1,122,299
		11,453,390
Information Technology (24.8%):
ACI Worldwide, Inc. (a)	38,580	1,461,603
Advanced Energy Industries, Inc. (a)	17,980	1,280,175
Cabot Microelectronics Corp.	7,180	1,036,218
Cornerstone OnDemand, Inc. (a)	21,452	1,256,015
Envestnet, Inc. (a)	8,760	609,959
Everbridge, Inc. (a) (b)	13,970	1,090,778

See notes to financial statements.

45

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Evo Payments, Inc. (a)	38,510	$1,017,049
Inphi Corp. (a)	3,010	222,800
Itron, Inc. (a)	13,100	1,099,745
Lattice Semiconductor Corp. (a)	32,030	613,054
Littelfuse, Inc.	2,907	556,109
Liveramp Holdings, Inc. (a) (b)	14,842	713,455
MACOM Technology Solutions Holdings, Inc. (a)	14,300	380,380
Monolithic Power Systems, Inc.	1,738	309,399
Q2 Holdings, Inc. (a) (b)	6,890	558,641
Silicon Laboratories, Inc. (a)	9,820	1,138,923
Varonis Systems, Inc. (a)	20,530	1,595,385
Wix.com Ltd., ADR (a)	10,760	1,316,809
WNS Holdings Ltd., ADR (a)	15,358	1,015,932
		17,272,429
Materials (1.1%):
Ingevity Corp. (a)	8,470	740,109
Pharmaceuticals (1.4%):
Assembly Biosciences, Inc. (a)	14,310	292,783
GW Pharmaceuticals PLC, ADR (a) (b)	6,600	690,096
		982,879
Total Common Stocks (Cost $57,851,385)		68,484,020
Collateral for Securities Loaned^ (9.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (d)	319,322	319,322
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (d)	1,759,236	1,759,236
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (d)	53,335	53,335
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (d)	1,062,761	1,062,761
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (d)	1,169,119	1,169,119
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (d)	2,338,159	2,338,159
Total Collateral for Securities Loaned (Cost $6,701,932)		6,701,932
Total Investments (Cost $64,553,317) — 107.6%		75,185,952
Liabilities in excess of other assets — (7.6)%		(5,312,548)
NET ASSETS — 100.00%		$69,873,404

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, illiquid securities were 0.1% of the Fund's net assets.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

46

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
ASSETS:
Investments, at value (Cost $2,135,943,365, $177,284,784 and $461,014,665)	$2,534,077,325	(a)	$236,964,829	(b)	$557,587,428	(c)
Cash and cash equivalents	58,613,141		2,188,142		9,203,675
Interest and dividends receivable	612,864		58,697		173,917
Receivable for capital shares issued	1,189,300		14,479		553,491
Receivable for investments sold	11,997,174		—		—
Receivable from Adviser	84,169		30,359		151,090
Prepaid expenses	45,674		7,412		17,645
Total Assets	2,606,619,647		239,263,918		567,687,246
LIABILITIES:
Payables:
Collateral received on loaned securities	287,452,889		18,203,302		41,820,057
Investments purchased	21,492,517		1,888		5,055,862
Capital shares redeemed	7,964,010		586,158		249,677
Accrued expenses and other payables:
Investment advisory fees	1,833,365		189,483		369,963
Administration fees	109,920		10,537		24,636
Custodian fees	18,701		2,216		3,545
Transfer agent fees	383,670		58,853		112,593
Compliance fees	1,577		150		340
Trustees' fees	2,375		224		514
12b-1 fees	84,868		22,748		18,147
Other accrued expenses	137,537		23,848		43,913
Total Liabilities	319,481,429		19,099,407		47,699,247
NET ASSETS:
Capital	1,751,848,641		126,075,802		431,063,460
Total distributable earnings/(loss)	535,289,577		94,088,709		88,924,539
Net Assets	$2,287,138,218		$220,164,511		$519,987,999
Net Assets
Class A Shares	$687,425,423		$97,337,034		$82,888,054
Class C Shares	18,581,277		26,987,747		20,266,038
Class R Shares	8,012,353		604,214		926,783
Class R6 Shares	441,471,344		302,224		20,320,724
Class Y Shares	1,131,647,821		94,933,292		395,586,400
Total	$2,287,138,218		$220,164,511		$519,987,999
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	8,905,780		2,878,558		3,242,802
Class C Shares	288,783		1,007,975		917,780
Class R Shares	115,103		22,130		39,746
Class R6 Shares	5,434,024		8,398		762,935
Class Y Shares	13,959,792		2,648,585		14,864,379
Total	28,703,482		6,565,646		19,827,642
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$77.19		$33.81		$25.56
Class C Shares (d)	$64.34		$26.77		$22.08
Class R Shares	$69.61		$27.30		$23.32
Class R6 Shares	$81.24		$35.99		$26.63
Class Y Shares	$81.06		$35.84		$26.61
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$81.90		$35.87		$27.12

(a)  Includes $282,651,462 of securities on loan.

(b)  Includes $17,892,270 of securities on loan.

(c)  Includes $41,104,262 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

47

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $190,199,385, $253,501,170 and $64,553,317)	$268,244,461	(a)	$333,076,363	(b)	$75,185,952	(c)
Cash and cash equivalents	721,776		3,978,265		1,789,138
Interest and dividends receivable	132,537		78,504		18,791
Receivable for capital shares issued	16,999		57,367		1,661
Receivable for investments sold	—		—		365,639
Receivable from Adviser	47,422		12,223		5,714
Prepaid expenses	2,298		2,509		10,031
Total Assets	269,165,493		337,205,231		77,376,926
LIABILITIES:
Payables:
Collateral received on loaned securities	8,710,213		43,783,380		6,701,932
Investments purchased	343,451		—		655,806
Capital shares redeemed	182,555		735,412		63,714
Accrued expenses and other payables:
Investment advisory fees	163,390		243,450		44,170
Administration fees	12,355		13,842		3,342
Custodian fees	2,567		2,523		817
Transfer agent fees	35,180		50,744		12,695
Compliance fees	172		195		48
Trustees' fees	252		279		69
12b-1 fees	26,391		28,043		7,753
Other accrued expenses	34,582		22,373		13,176
Total Liabilities	9,511,108		44,880,241		7,503,522
NET ASSETS:
Capital	176,880,231		210,829,482		51,609,821
Total distributable earnings/(loss)	82,774,154		81,495,508		18,263,583
Net Assets	$259,654,385		$292,324,990		$69,873,404
Net Assets
Class A Shares	$223,503,471		$199,591,423		$63,246,531
Class C Shares	4,240,456		14,054,327		477,780
Class R Shares	437,787		681,142		2,874,014
Class Y Shares	31,472,671		77,998,098		3,275,079
Total	$259,654,385		$292,324,990		$69,873,404
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	11,627,988		8,539,126		3,940,222
Class C Shares	271,239		792,699		115,568
Class R Shares	25,317		34,744		233,349
Class Y Shares	1,564,806		3,075,488		198,266
Total	13,489,350		12,442,057		4,487,405
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$19.22		$23.37		$16.05
Class C Shares (d)	$15.63		$17.73		$4.13
Class R Shares	$17.29		$19.60		$12.32
Class Y Shares	$20.11		$25.36		$16.52
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$20.39		$24.80		$17.03

(a)  Includes $8,542,261 of securities on loan.

(b)  Includes $42,842,734 of securities on loan.

(c)  Includes $6,595,967 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

48

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory RS Small Cap Growth Fund	Victory RS Select Growth Fund	Victory RS Mid Cap Growth Fund
Investment Income:
Dividends	$5,618,314	$748,880	$2,247,254
Interest	1,128,697	60,889	160,328
Securities lending (net of fees)	473,501	32,080	48,492
Foreign tax withholding	—	—	(11,216)
Total Income	7,220,512	841,849	2,444,858
Expenses:
Investment advisory fees	19,954,137	2,475,686	3,983,958
Administration fees	1,282,035	151,660	285,533
12b-1 fees — Class A Shares	1,613,232	256,474	218,578
12b-1 fees — Class C Shares	172,393	314,267	209,235
12b-1 fees — Class R Shares	43,378	3,780	5,265
Custodian fees	78,756	13,407	22,566
Transfer agent fees	124,372	36,714	26,473
Transfer agent fees — Class A Shares	877,887	131,062	118,590
Transfer agent fees — Class C Shares	19,649	35,603	19,011
Transfer agent fees — Class R Shares	15,740	3,898	3,706
Transfer agent fees — Class R6 Shares	8,243	106	201
Transfer agent fees — Class Y Shares	1,109,237	106,072	440,497
Trustees' fees	169,819	24,225	37,772
Compliance fees	16,546	2,038	3,647
Legal and audit fees	166,063	25,940	46,051
State registration and filing fees	148,957	82,509	104,100
Interfund lending fees	—	1,818	—
Other expenses	235,743	42,357	82,804
Total Expenses	26,036,187	3,707,616	5,607,987
Expenses waived/reimbursed by Adviser	(506,151)	(285,457)	(681,628)
Net Expenses	25,530,036	3,422,159	4,926,359
Net Investment Income (Loss)	(18,309,524)	(2,580,310)	(2,481,501)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	374,740,043	54,394,565	5,937,106
Net change in unrealized appreciation/depreciation on investment securities	272,638,580	19,783,471	95,247,594
Net realized/unrealized gains (losses) on investments	647,378,623	74,178,036	101,184,700
Change in net assets resulting from operations	$629,069,099	$71,597,726	$98,703,199
See notes to financial statements.

49

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
Investment Income:
Dividends	$2,234,904	$471,563	$180,839
Interest	66,517	141,417	28,658
Securities lending (net of fees)	71,287	310,166	17,303
Foreign tax withholding	(9,156)	—	—
Total Income	2,363,552	923,146	226,800
Expenses:
Investment advisory fees	1,888,914	2,660,462	508,486
Administration fees	153,912	162,368	41,431
12b-1 fees — Class A Shares	541,321	449,683	152,494
12b-1 fees — Class C Shares	46,951	136,564	6,139
12b-1 fees — Class R Shares	2,437	3,750	13,427
Custodian fees	14,297	16,930	5,042
Transfer agent fees	16,928	9,369	3,830
Transfer agent fees — Class A Shares	173,432	197,689	61,948
Transfer agent fees — Class C Shares	5,039	13,919	489
Transfer agent fees — Class R Shares	2,644	3,208	4,745
Transfer agent fees — Class Y Shares	20,068	83,565	1,375
Trustees' fees	21,918	22,570	6,893
Compliance fees	1,996	2,088	540
Legal and audit fees	25,930	27,395	12,329
State registration and filing fees	72,555	85,908	61,818
Interfund lending fees	74	—	—
Other expenses	31,949	52,802	19,222
Total Expenses	3,020,365	3,928,270	900,208
Expenses waived/reimbursed by Adviser	(288,176)	(41,114)	(30,362)
Net Expenses	2,732,189	3,887,156	869,846
Net Investment Income (Loss)	(368,637)	(2,964,010)	(643,046)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	32,101,114	36,408,035	12,548,237
Net change in unrealized appreciation/depreciation on investment securities	32,008,409	48,008,708	9,277,446
Net realized/unrealized gains (losses) on investments	64,109,523	84,416,743	21,825,683
Change in net assets resulting from operations	$63,740,886	$81,452,733	$21,182,637

See notes to financial statements.

50

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$(18,309,524)	$(14,995,332)	$(2,580,310)	$(3,232,574)	$(2,481,501)	$(1,546,774)
Net realized gains (losses) from investments	374,740,043	252,184,350	54,394,565	77,904,223	5,937,106	40,686,227
Net change in unrealized appreciation/ depreciation on investments	272,638,580	(419,205,443)	19,783,471	(91,949,344)	95,247,594	(75,203,742)
Change in net assets resulting from operations	629,069,099	(182,016,425)	71,597,726	(17,277,695)	98,703,199	(36,064,289)
Distributions to Shareholders:
Class A Shares	(57,940,117)	(86,181,961)	(11,607,770)	(32,610,434)	—	(12,442,159)
Class C Shares	(1,811,529)	(2,657,586)	(3,987,456)	(13,368,504)	—	(3,176,582)
Class R Shares	(725,922)	(1,376,192)	(83,853)	(276,329)	—	(212,737)
Class R6 Shares	(35,271,765)	(14,758,716)	(33,206)	(72,946)	—	(572,379)
Class Y Shares	(91,533,905)	(169,651,115)	(10,834,909)	(42,950,796)	—	(38,217,832)
From return of capital:
Class A Shares	—	—	—	—	—	(467,768)
Class C Shares	—	—	—	—	—	(119,425)
Class R Shares	—	—	—	—	—	(7,998)
Class R6 Shares	—	—	—	—	—	(21,519)
Class Y Shares	—	—	—	—	—	(1,436,814)
Change in net assets resulting from distributions to shareholders	(187,283,238)	(274,625,570)	(26,547,194)	(89,279,009)	—	(56,675,213)
Change in net assets resulting from capital transactions	244,715,312	353,743,296	(72,669,141)	(90,253,951)	79,815,678	(11,193,976)
Change in net assets	686,501,173	(102,898,699)	(27,618,609)	(196,810,655)	178,518,877	(103,933,478)
Net Assets:
Beginning of period	1,600,637,045	1,703,535,744	247,783,120	444,593,775	341,469,122	445,402,600
End of period	$2,287,138,218	$1,600,637,045	$220,164,511	$247,783,120	$519,987,999	$341,469,122

  (Continues on next page)

See notes to financial statements.

51

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$142,955,975	$105,278,656	$8,995,981	$14,046,816	$7,679,624	$8,751,587
Distributions reinvested	56,001,065	82,149,195	11,220,690	31,279,068	—	12,442,557
Cost of shares redeemed	(144,757,608)	(126,357,303)	(34,103,074)	(58,561,445)	(20,994,420)	(35,922,137)
Total Class A Shares	$54,199,432	$61,070,548	$(13,886,403)	$(13,235,561)	$(13,314,796)	$(14,727,993)
Class C Shares
Proceeds from shares issued	$4,638,000	$8,087,931	$1,172,611	$3,457,448	$1,091,058	$2,830,669
Distributions reinvested	1,567,471	2,345,566	3,691,152	12,670,417	—	2,550,620
Cost of shares redeemed	(4,534,786)	(5,957,121)	(14,429,238)	(19,496,179)	(3,720,853)	(5,849,733)
Total Class C Shares	$1,670,685	$4,476,376	$(9,565,475)	$(3,368,314)	$(2,629,795)	$(468,444)
Class R Shares
Proceeds from shares issued	$3,104,717	$6,973,887	$229,179	$461,702	$109,581	$266,779
Distributions reinvested	725,922	1,376,192	43,116	123,655	—	220,735
Cost of shares redeemed	(4,973,375)	(6,397,173)	(503,698)	(577,116)	(621,978)	(708,430)
Total Class R Shares	$(1,142,736)	$1,952,906	$(231,403)	$8,241	$(512,397)	$(220,916)
Class R6 Shares
Proceeds from shares issued	$329,155,802	$124,843,919	$16,248	$117,936	$16,219,140	$2,219,318
Distributions reinvested	24,270,509	14,369,574	33,206	72,946	—	593,898
Cost of shares redeemed	(61,983,716)	(19,320,964)	(27,077)	(1,210)	(1,352,556)	(99,947)
Total Class R6 Shares	$291,442,595	$119,892,529	$22,377	$189,672	$14,866,584	$2,713,269
Class Y Shares
Proceeds from shares issued	$289,704,953	$416,879,341	$18,878,964	$28,684,557	$205,621,682	$227,492,113
Distributions reinvested	84,364,967	148,024,895	9,975,034	39,382,125	—	38,045,473
Cost of shares redeemed	(475,524,584)	(398,553,299)	(77,862,235)	(141,914,671)	(124,215,600)	(264,027,478)
Total Class Y Shares	$(101,454,664)	$166,350,937	$(49,008,237)	$(73,847,989)	$81,406,082	$1,510,108
Change in net assets resulting from capital transactions	$244,715,312	$353,743,296	$(72,669,141)	$(90,253,951)	$79,815,678	$(11,193,976)

(continues on next page)

See notes to financial statements.

52

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	1,896,687	1,200,807	262,448	302,025	313,448	348,050
Reinvested	739,093	1,356,269	334,946	1,097,126	—	629,047
Redeemed	(1,900,975)	(1,490,844)	(978,442)	(1,344,789)	(851,382)	(1,397,550)
Total Class A Shares	734,805	1,066,232	(381,048)	54,362	(537,934)	(420,453)
Class C Shares
Issued	73,386	110,706	42,508	96,266	52,282	145,805
Reinvested	24,810	45,334	139,131	540,086	—	147,862
Redeemed	(70,038)	(85,559)	(506,621)	(558,364)	(173,253)	(256,898)
Total Class C Shares	28,158	70,481	(324,982)	77,988	(120,971)	36,769
Class R Shares
Issued	44,878	82,863	8,420	13,459	4,976	10,366
Reinvested	10,621	24,845	1,594	5,198	—	12,162
Redeemed	(70,784)	(79,211)	(16,917)	(14,324)	(27,710)	(29,842)
Total Class R Shares	(15,285)	28,497	(6,903)	4,333	(22,734)	(7,314)
Class R6 Shares
Issued	4,132,995	1,459,295	430	2,231	631,514	77,219
Reinvested	304,371	227,151	931	2,430	—	28,900
Redeemed	(778,119)	(217,059)	(787)	(24)	(51,468)	(3,537)
Total Class R6 Shares	3,659,247	1,469,387	574	4,637	580,046	102,582
Class Y Shares
Issued	3,695,019	4,671,397	523,309	606,709	8,112,643	8,077,236
Reinvested	1,060,261	2,342,907	280,987	1,315,368	—	1,852,263
Redeemed	(5,965,460)	(4,774,238)	(2,124,164)	(3,107,726)	(4,972,460)	(9,888,828)
Total Class Y Shares	(1,210,180)	2,240,066	(1,319,868)	(1,185,649)	3,140,183	40,671
Change in Shares	3,196,745	4,874,663	(2,032,227)	(1,044,329)	3,038,590	(247,745)

See notes to financial statements.

53

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$(368,637)	$(700,567)	$(2,964,010)	$(2,560,543)	$(643,046)	$(595,282)
Net realized gains (losses) from investments	32,101,114	28,910,507	36,408,035	29,219,309	12,548,237	14,361,115
Net change in unrealized appreciation/ depreciation on investments	32,008,409	(43,461,446)	48,008,708	(35,986,495)	9,277,446	(18,554,821)
Change in net assets resulting from operations	63,740,886	(15,251,506)	81,452,733	(9,327,729)	21,182,637	(4,788,988)
Distributions to Shareholders:
Class A Shares	(21,706,016)	(27,566,639)	(16,847,930)	(20,359,029)	(6,685,748)	(13,226,281)
Class C Shares	(511,609)	(842,729)	(1,507,003)	(2,120,416)	(183,966)	(209,470)
Class R Shares	(45,536)	(107,275)	(65,870)	(192,779)	(383,511)	(780,300)
Class Y Shares	(2,901,012)	(3,780,962)	(6,017,832)	(7,184,754)	(338,729)	(533,247)
Change in net assets resulting from distributions to shareholders	(25,164,173)	(32,297,605)	(24,438,635)	(29,856,978)	(7,591,954)	(14,749,298)
Change in net assets resulting from capital transactions	1,476,091	10,800,103	28,962,815	53,948,216	(1,004,760)	999,823
Change in net assets	40,052,804	(36,749,008)	85,976,913	14,763,509	12,585,923	(18,538,463)
Net Assets:
Beginning of period	219,601,581	256,350,589	206,348,077	191,584,568	57,287,481	75,825,944
End of period	$259,654,385	$219,601,581	$292,324,990	$206,348,077	$69,873,404	$57,287,481

(Continues on next page)

See notes to financial statements.

54

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,052,289	$6,647,316	$37,207,174	$45,799,664	$2,379,117	$2,996,513
Distributions reinvested	21,131,656	26,853,288	16,058,001	19,428,046	6,575,672	13,049,204
Cost of shares redeemed	(23,856,360)	(22,877,989)	(32,975,335)	(47,927,603)	(9,742,633)	(12,380,756)
Total Class A Shares	$2,327,585	$10,622,615	$20,289,840	$17,300,107	$(787,844)	$3,664,961
Class C Shares
Proceeds from shares issued	$279,641	$890,775	$2,713,477	$3,866,344	$68,990	$528,709
Distributions reinvested	421,834	689,704	1,377,592	1,929,817	183,966	209,470
Cost of shares redeemed	(1,524,992)	(2,955,385)	(4,658,036)	(3,343,244)	(411,685)	(395,878)
Total Class C Shares	$(823,517)	$(1,374,906)	$(566,967)	$2,452,917	$(158,729)	$342,301
Class R Shares
Proceeds from shares issued	$55,535	$160,857	$178,010	$227,735	$211,495	$378,935
Distributions reinvested	45,536	107,275	65,870	192,779	383,511	780,300
Cost of shares redeemed	(255,531)	(421,435)	(447,000)	(1,256,857)	(468,593)	(1,202,751)
Total Class R Shares	$(154,460)	$(153,303)	$(203,120)	$(836,343)	$126,413	$(43,516)
Class Y Shares
Proceeds from shares issued	$3,050,227	$3,514,242	$38,822,411	$67,459,196	$1,004,953	$1,935,138
Distributions reinvested	2,783,706	3,588,161	5,687,567	6,895,347	338,056	530,782
Cost of shares redeemed	(5,707,450)	(5,396,706)	(35,066,916)	(39,323,008)	(1,527,609)	(5,429,843)
Total Class Y Shares	$126,483	$1,705,697	$9,443,062	$35,031,535	$(184,600)	$(2,963,923)
Change in net assets resulting from capital transactions	$1,476,091	$10,800,103	$28,962,815	$53,948,216	$(1,004,760)	$999,823

(continues on next page)

See notes to financial statements.

55

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	255,580	310,179	1,623,445	1,863,602	147,134	147,464
Reinvested	1,113,364	1,650,479	701,529	1,077,540	417,238	1,016,293
Redeemed	(1,218,205)	(1,077,534)	(1,441,083)	(2,057,895)	(603,671)	(654,258)
Total Class A Shares	150,739	883,124	883,891	883,247	(39,299)	509,499
Class C Shares
Issued	17,290	53,479	150,655	206,957	12,495	77,353
Reinvested	27,321	50,531	79,309	136,190	45,312	48,044
Redeemed	(94,041)	(172,906)	(260,527)	(187,012)	(82,079)	(40,999)
Total Class C Shares	(49,430)	(68,896)	(30,563)	156,135	(24,272)	84,398
Class R Shares
Issued	3,130	7,993	9,259	10,724	16,640	22,190
Reinvested	2,666	7,205	3,431	12,486	31,721	76,350
Redeemed	(14,840)	(24,044)	(22,942)	(67,986)	(38,038)	(85,841)
Total Class R Shares	(9,044)	(8,846)	(10,252)	(44,776)	10,323	12,699
Class Y Shares
Issued	148,829	161,376	1,584,545	2,542,760	60,144	109,862
Reinvested	140,237	212,192	229,060	355,614	20,842	40,364
Redeemed	(276,822)	(248,627)	(1,445,941)	(1,590,202)	(89,723)	(276,436)
Total Class Y Shares	12,244	124,941	367,664	1,308,172	(8,737)	(126,210)
Change in Shares	104,509	930,323	1,210,740	2,302,778	(61,985)	480,386

See notes to financial statements.

56

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57

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS Small Cap Growth Fund
Class A
Year Ended 12/31/19	$61.11	(0.80)	23.84	23.04	—	(6.96)
Year Ended 12/31/18	$80.96	(0.83)	(6.54)	(7.37)	—	(12.48)
Year Ended 12/31/17	$65.31	(0.75)	24.13	23.38	—	(7.73)
Year Ended 12/31/16	$64.73	(0.55)	1.13	0.58	—	—
Year Ended 12/31/15	$65.53	(0.74)	0.80	0.06	—	(0.86)
Class C
Year Ended 12/31/19	$52.19	(1.17)	20.28	19.11	—	(6.96)
Year Ended 12/31/18	$71.70	(1.31)	(5.72)	(7.03)	—	(12.48)
Year Ended 12/31/17	$58.97	(1.18)	21.64	20.46	—	(7.73)
Year Ended 12/31/16	$58.90	(0.90)	0.97	0.07	—	—
Year Ended 12/31/15	$60.15	(1.15)	0.76	(0.39)	—	(0.86)
Class R
Year Ended 12/31/19	$55.87	(1.05)	21.75	20.70	—	(6.96)
Year Ended 12/31/18	$75.55	(1.15)	(6.05)	(7.20)	—	(12.48)
Year Ended 12/31/17	$61.63	(1.04)	22.69	21.65	—	(7.73)
Year Ended 12/31/16	$61.27	(0.68)	1.04	0.36	—	—
Year Ended 12/31/15	$62.28	(0.93)	0.78	(0.15)	—	(0.86)
Class R6
Year Ended 12/31/19	$63.83	(0.58)	24.95	24.37	—	(6.96)
Year Ended 12/31/18	$83.67	(0.58)	(6.78)	(7.36)	—	(12.48)
7/12/17(c) through 12/31/17	$79.23	(0.41)	12.58	12.17	—	(7.73)
Class Y
Year Ended 12/31/19	$63.75	(0.62)	24.89	24.27	—	(6.96)
Year Ended 12/31/18	$83.64	(0.61)	(6.80)	(7.41)	—	(12.48)
Year Ended 12/31/17	$67.08	(0.53)	24.82	24.29	—	(7.73)
Year Ended 12/31/16	$66.32	(0.39)	1.16	0.77	(0.01)	—
Year Ended 12/31/15	$67.04	(0.56)	0.81	0.25	(0.11)	(0.86)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Commencement of operations.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Small Cap Growth Fund
Class A
Year Ended 12/31/19	(6.96)	$77.19	37.91%		1.40%		(1.06)%		1.44%		$687,425	100%
Year Ended 12/31/18	(12.48)	$61.11	(8.97)%		1.40%		(0.94)%		1.45%		$499,350	86%
Year Ended 12/31/17	(7.73)	$80.96	36.86%		1.40%		(1.00)%		1.44%		$575,227	107%
Year Ended 12/31/16	—	$65.31	0.90%		1.40%		(0.92)%		1.45%		$481,125	91%
Year Ended 12/31/15	(0.86)	$64.73	0.08%		1.40%		(1.07)%		1.41%		$767,304	94%
Class C
Year Ended 12/31/19	(6.96)	$64.34	36.88%		2.16%		(1.82)%		2.27%		$18,581	100%
Year Ended 12/31/18	(12.48)	$52.19	(9.66)%		2.16%		(1.71)%		2.26%		$13,602	86%
Year Ended 12/31/17	(7.73)	$71.70	35.84%		2.16%		(1.75)%		2.23%		$13,633	107%
Year Ended 12/31/16	—	$58.97	0.12%		2.16%		(1.67)%		2.22%		$13,035	91%
Year Ended 12/31/15	(0.86)	$58.90	(0.67)%		2.16%		(1.67)%		2.22%		$20,878	94%
Class R
Year Ended 12/31/19	(6.96)	$69.61	37.28%		1.86%		(1.52)%		1.93%		$8,012	100%
Year Ended 12/31/18	(12.48)	$55.87	(9.39)%		1.86%		(1.40)%		1.87%		$7,285	86%
Year Ended 12/31/17	(7.73)	$75.55	36.24%		1.86%		(1.46)%		1.94%		$7,698	107%
Year Ended 12/31/16	—	$61.63	0.59%		1.70%		(1.20)%		1.70%		$5,371	91%
Year Ended 12/31/15	(0.86)	$61.27	(0.26)%		1.75%		(1.41)%		1.75%		$5,241	94%
Class R6
Year Ended 12/31/19	(6.96)	$81.24	38.38%		1.06%		(0.72)%		1.06%		$441,471	100%
Year Ended 12/31/18	(12.48)	$63.83	(8.66)%		1.06%		(0.64)%		1.10%		$113,288	86%
7/12/17(c) through 12/31/17	(7.73)	$83.67	16.23	%(d)	1.06	%(e)	(1.03	)%(e)	1.41	%(e)	$25,551	107	%(d)
Class Y
Year Ended 12/31/19	(6.96)	$81.06	38.29%		1.13%		(0.79)%		1.15%		$1,131,648	100%
Year Ended 12/31/18	(12.48)	$63.75	(8.72)%		1.13%		(0.67)%		1.15%		$967,112	86%
Year Ended 12/31/17	(7.73)	$83.64	37.23%		1.13%		(0.68)%		1.17%		$1,081,427	107%
Year Ended 12/31/16	(0.01)	$67.08	1.16%		1.13%		(0.64)%		1.21%		$1,379,669	91%
Year Ended 12/31/15	(0.97)	$66.32	0.36%		1.13%		(0.79)%		1.18%		$1,576,927	94%

See notes to financial statements.

59

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Select Growth Fund
Class A
Year Ended 12/31/19	$28.96	(0.37)	9.68	9.31	(4.46)	(4.46)
Year Ended 12/31/18	$46.03	(0.42)	(3.12)	(3.54)	(13.53)	(13.53)
Year Ended 12/31/17	$45.04	(0.43)	8.16	7.73	(6.74)	(6.74)
Year Ended 12/31/16	$43.54	(0.32)	3.30	2.98	(1.48)	(1.48)
Year Ended 12/31/15	$47.80	(0.41)	0.24	(0.17)	(4.09)	(4.09)
Class C
Year Ended 12/31/19	$23.82	(0.53)	7.94	7.41	(4.46)	(4.46)
Year Ended 12/31/18	$40.80	(0.70)	(2.75)	(3.45)	(13.53)	(13.53)
Year Ended 12/31/17	$40.89	(0.73)	7.38	6.65	(6.74)	(6.74)
Year Ended 12/31/16	$39.97	(0.60)	3.00	2.40	(1.48)	(1.48)
Year Ended 12/31/15	$44.57	(0.74)	0.23	(0.51)	(4.09)	(4.09)
Class R
Year Ended 12/31/19	$24.16	(0.45)	8.05	7.60	(4.46)	(4.46)
Year Ended 12/31/18	$41.06	(0.59)	(2.78)	(3.37)	(13.53)	(13.53)
Year Ended 12/31/17	$41.00	(0.61)	7.41	6.80	(6.74)	(6.74)
Year Ended 12/31/16	$39.93	(0.46)	3.01	2.55	(1.48)	(1.48)
Year Ended 12/31/15	$44.40	(0.59)	0.21	(0.38)	(4.09)	(4.09)
Class R6
Year Ended 12/31/19	$30.50	(0.27)	10.22	9.95	(4.46)	(4.46)
Year Ended 12/31/18	$47.53	(0.29)	(3.21)	(3.50)	(13.53)	(13.53)
Year Ended 12/31/17	$46.16	(0.28)	8.39	8.11	(6.74)	(6.74)
11/15/16(c) through 12/31/16	$46.65	(0.03)	1.02	0.99	(1.48)	(1.48)
Class Y
Year Ended 12/31/19	$30.41	(0.29)	10.18	9.89	(4.46)	(4.46)
Year Ended 12/31/18	$47.47	(0.30)	(3.23)	(3.53)	(13.53)	(13.53)
Year Ended 12/31/17	$46.15	(0.31)	8.37	8.06	(6.74)	(6.74)
Year Ended 12/31/16	$44.47	(0.21)	3.37	3.16	(1.48)	(1.48)
Year Ended 12/31/15	$48.61	(0.29)	0.24	(0.05)	(4.09)	(4.09)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Commencement of operations.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Select Growth Fund
Class A
Year Ended 12/31/19	$33.81	32.29%		1.40%		(1.06)%		1.52%		$97,337	74%
Year Ended 12/31/18	$28.96	(7.23)%		1.40%		(0.86)%		1.50%		$94,393	79%
Year Ended 12/31/17	$46.03	17.10%		1.40%		(0.88)%		1.49%		$147,531	69%
Year Ended 12/31/16	$45.04	6.85%		1.40%		(0.74)%		1.47%		$170,825	89%
Year Ended 12/31/15	$43.54	(0.38)%		1.40%		(0.84)%		1.44%		$238	86%
Class C
Year Ended 12/31/19	$26.77	31.28%		2.18%		(1.84)%		2.30%		$26,988	74%
Year Ended 12/31/18	$23.82	(7.98)%		2.18%		(1.64)%		2.25%		$31,754	79%
Year Ended 12/31/17	$40.80	16.19%		2.18%		(1.66)%		2.24%		$51,208	69%
Year Ended 12/31/16	$40.89	6.04%		2.18%		(1.52)%		2.23%		$63,841	89%
Year Ended 12/31/15	$39.97	(1.17)%		2.18%		(1.62)%		2.20%		$83	86%
Class R
Year Ended 12/31/19	$27.30	31.63%		1.91%		(1.57)%		4.35%		$604	74%
Year Ended 12/31/18	$24.16	(7.70)%		1.91%		(1.38)%		3.60%		$701	79%
Year Ended 12/31/17	$41.06	16.51%		1.91%		(1.39)%		2.90%		$1,014	69%
Year Ended 12/31/16	$41.00	6.39%		1.82%		(1.17)%		1.82%		$1,440	89%
Year Ended 12/31/15	$39.93	(0.88)%		1.90%		(1.30)%		1.90%		$2	86%
Class R6
Year Ended 12/31/19	$35.99	32.76%		1.06%		(0.72)%		5.46%		$302	74%
Year Ended 12/31/18	$30.50	(6.92)%		1.06%		(0.59)%		6.33%		$239	79%
Year Ended 12/31/17	$47.53	17.48%		1.06%		(0.55)%		27.47%		$151	69%
11/15/16(c) through 12/31/16	$46.16	2.15	%(d)	1.06	%(e)	(0.43	)%(e)	26.37	%(e)	$51	89	%(d)
Class Y
Year Ended 12/31/19	$35.84	32.66%		1.14%		(0.80)%		1.23%		$94,933	74%
Year Ended 12/31/18	$30.41	(7.02)%		1.14%		(0.59)%		1.21%		$120,696	79%
Year Ended 12/31/17	$47.47	17.40%		1.14%		(0.62)%		1.20%		$244,689	69%
Year Ended 12/31/16	$46.15	7.13%		1.14%		(0.49)%		1.20%		$287,970	89%
Year Ended 12/31/15	$44.47	(0.12)%		1.14%		(0.58)%		1.18%		$403	86%
See notes to financial statements.

61

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Return of Capital
Victory RS Mid Cap Growth Fund
Class A
Year Ended 12/31/19	$19.96	(0.17)	5.77	5.60	—	—
Year Ended 12/31/18	$25.77	(0.14)	(1.79)	(1.93)	(3.00)	(0.88)
Year Ended 12/31/17	$21.32	(0.10)	4.55	4.45	—	—
Year Ended 12/31/16	$20.29	(0.07)	1.10	1.03	—	—
Year Ended 12/31/15	$20.14	(0.08)	0.23	0.15	—	—
Class C
Year Ended 12/31/19	$17.40	(0.34)	5.02	4.68	—	—
Year Ended 12/31/18	$23.22	(0.35)	(1.59)	(1.94)	(3.65)	(0.23)
Year Ended 12/31/17	$19.38	(0.28)	4.12	3.84	—	—
Year Ended 12/31/16	$18.61	(0.23)	1.00	0.77	—	—
Year Ended 12/31/15	$18.64	(0.25)	0.22	(0.03)	—	—
Class R
Year Ended 12/31/19	$18.31	(0.28)	5.29	5.01	—	—
Year Ended 12/31/18	$24.14	(0.29)	(1.66)	(1.95)	(3.86)	(0.02)
Year Ended 12/31/17	$20.09	(0.23)	4.28	4.05	—	—
Year Ended 12/31/16	$19.22	(0.16)	1.03	0.87	—	—
Year Ended 12/31/15	$19.18	(0.18)	0.22	0.04	—	—
Class R6
Year Ended 12/31/19	$20.74	(0.11)	6.00	5.89	—	—
Year Ended 12/31/18	$26.55	(0.07)	(1.86)	(1.93)	(3.84)	(0.04)
Year Ended 12/31/17	$21.90	(0.04)	4.69	4.65	—	—
11/15/16(c) through 12/31/16	$21.30	— (d)	0.60	0.60	—	—
Class Y
Year Ended 12/31/19	$20.73	(0.11)	5.99	5.88	—	—
Year Ended 12/31/18	$26.54	(0.08)	(1.85)	(1.93)	(1.17)	(2.71)
Year Ended 12/31/17	$21.90	(0.04)	4.68	4.64	—	—
Year Ended 12/31/16	$20.79	(0.02)	1.13	1.11	—	—
Year Ended 12/31/15	$20.58	(0.03)	0.24	0.21	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Commencement of operations.

(d)  Amount is less than $0.005.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Mid Cap Growth Fund
Class A
Year Ended 12/31/19	—	$25.56	28.06%		1.20%		(0.67)%		1.35%		$82,888	86%
Year Ended 12/31/18	(3.88)	$19.96	(7.37)%		1.20%		(0.53)%		1.34%		$75,451	126%
Year Ended 12/31/17	—	$25.77	20.87%		1.20%		(0.44)%		1.29%		$108,271	86%
Year Ended 12/31/16	—	$21.32	5.08%		1.20%		(0.35)%		1.27%		$231,056	138%
Year Ended 12/31/15	—	$20.29	0.74%		1.23%		(0.39)%		1.31%		$196,437	120%
Class C
Year Ended 12/31/19	—	$22.08	26.90%		2.11%		(1.58)%		2.12%		$20,266	86%
Year Ended 12/31/18	(3.88)	$17.40	(8.23)%		2.11%		(1.44)%		2.12%		$18,072	126%
Year Ended 12/31/17	—	$23.22	19.81%		2.10%		(1.33)%		2.10%		$23,264	86%
Year Ended 12/31/16	—	$19.38	4.14%		2.11%		(1.25)%		2.11%		$24,618	138%
Year Ended 12/31/15	—	$18.61	(0.16)%		2.11%		(1.30)%		2.11%		$26,793	120%
Class R
Year Ended 12/31/19	—	$23.32	27.36%		1.80%		(1.26)%		3.41%		$927	86%
Year Ended 12/31/18	(3.88)	$18.31	(7.99)%		1.80%		(1.13)%		2.68%		$1,144	126%
Year Ended 12/31/17	—	$24.14	20.21%		1.80%		(1.03)%		2.43%		$1,685	86%
Year Ended 12/31/16	—	$20.09	4.53%		1.69%		(0.84)%		1.69%		$1,486	138%
Year Ended 12/31/15	—	$19.22	0.21%		1.74%		(0.93)%		1.74%		$1,740	120%
Class R6
Year Ended 12/31/19	—	$26.63	28.40%		0.94%		(0.44)%		1.05%		$20,321	86%
Year Ended 12/31/18	(3.88)	$20.74	(7.15)%		0.94%		(0.26)%		1.32%		$3,793	126%
Year Ended 12/31/17	—	$26.55	21.23%		0.94%		(0.17)%		2.26%		$2,132	86%
11/15/16(c) through 12/31/16	—	$21.90	2.82	%(e)	0.94	%(f)	(0.02	)%(f)	25.90	%(f)	$60	138	%(e)
Class Y
Year Ended 12/31/19	—	$26.61	28.36%		0.95%		(0.43)%		1.10%		$395,586	86%
Year Ended 12/31/18	(3.88)	$20.73	(7.15)%		0.95%		(0.27)%		1.05%		$243,009	126%
Year Ended 12/31/17	—	$26.54	21.19%		0.95%		(0.18)%		1.06%		$310,050	86%
Year Ended 12/31/16	—	$21.90	5.34%		0.95%		(0.10)%		1.05%		$168,936	138%
Year Ended 12/31/15	—	$20.79	1.02%		0.97%		(0.15)%		1.08%		$173,629	120%

See notes to financial statements.

63

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Growth Fund
Class A
Year Ended 12/31/19	$16.40	(0.03)	4.90	4.87	(2.05)	(2.05)
Year Ended 12/31/18	$20.60	(0.06)	(1.36)	(1.42)	(2.78)	(2.78)
Year Ended 12/31/17	$16.44	(0.02)	5.24	5.22	(1.06)	(1.06)
Year Ended 12/31/16	$17.49	(0.02)	0.36	0.34	(1.39)	(1.39)
Year Ended 12/31/15	$18.01	(0.03)	0.74	0.71	(1.23)	(1.23)
Class C
Year Ended 12/31/19	$13.75	(0.16)	4.09	3.93	(2.05)	(2.05)
Year Ended 12/31/18	$17.90	(0.21)	(1.16)	(1.37)	(2.78)	(2.78)
Year Ended 12/31/17	$14.51	(0.15)	4.60	4.45	(1.06)	(1.06)
Year Ended 12/31/16	$15.73	(0.14)	0.31	0.17	(1.39)	(1.39)
Year Ended 12/31/15	$16.45	(0.17)	0.68	0.51	(1.23)	(1.23)
Class R
Year Ended 12/31/19	$15.00	(0.14)	4.48	4.34	(2.05)	(2.05)
Year Ended 12/31/18	$19.22	(0.18)	(1.26)	(1.44)	(2.78)	(2.78)
Year Ended 12/31/17	$15.49	(0.13)	4.92	4.79	(1.06)	(1.06)
Year Ended 12/31/16	$16.65	(0.11)	0.34	0.23	(1.39)	(1.39)
Year Ended 12/31/15	$17.31	(0.14)	0.71	0.57	(1.23)	(1.23)
Class Y
Year Ended 12/31/19	$17.04	0.02	5.10	5.12	(2.05)	(2.05)
Year Ended 12/31/18	$21.23	— (c)	(1.41)	(1.41)	(2.78)	(2.78)
Year Ended 12/31/17	$16.88	0.03	5.38	5.41	(1.06)	(1.06)
Year Ended 12/31/16	$17.87	0.03	0.37	0.40	(1.39)	(1.39)
Year Ended 12/31/15	$18.33	0.02	0.75	0.77	(1.23)	(1.23)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Growth Fund
Class A
Year Ended 12/31/19	$19.22	29.83%	1.10%	(0.16)%	1.19%	$223,503	95%
Year Ended 12/31/18	$16.40	(6.81)%	1.10%	(0.28)%	1.19%	$188,220	87%
Year Ended 12/31/17	$20.60	31.75%	1.10%	(0.09)%	1.20%	$218,238	74%
Year Ended 12/31/16	$16.44	1.86%	1.10%	(0.09)%	1.20%	$189,921	123%
Year Ended 12/31/15	$17.49	3.94%	1.10%	(0.18)%	1.19%	$204,027	105%
Class C
Year Ended 12/31/19	$15.63	28.74%	1.93%	(0.99)%	2.33%	$4,240	95%
Year Ended 12/31/18	$13.75	(7.56)%	1.93%	(1.10)%	2.20%	$4,409	87%
Year Ended 12/31/17	$17.90	30.57%	1.93%	(0.92)%	2.10%	$6,974	74%
Year Ended 12/31/16	$14.51	1.05%	1.93%	(0.93)%	2.06%	$8,487	123%
Year Ended 12/31/15	$15.73	3.09%	1.93%	(1.02)%	2.02%	$11,553	105%
Class R
Year Ended 12/31/19	$17.29	29.08%	1.71%	(0.77)%	5.41%	$438	95%
Year Ended 12/31/18	$15.00	(7.41)%	1.71%	(0.88)%	3.49%	$516	87%
Year Ended 12/31/17	$19.22	30.92%	1.71%	(0.70)%	2.72%	$830	74%
Year Ended 12/31/16	$15.49	1.29%	1.71%	(0.69)%	1.77%	$1,054	123%
Year Ended 12/31/15	$16.65	3.28%	1.71%	(0.80)%	1.79%	$979	105%
Class Y
Year Ended 12/31/19	$20.11	30.18%	0.83%	0.11%	0.98%	$31,473	95%
Year Ended 12/31/18	$17.04	(6.56)%	0.83%	(0.01)%	0.97%	$26,457	87%
Year Ended 12/31/17	$21.23	32.05%	0.83%	0.17%	0.97%	$30,309	74%
Year Ended 12/31/16	$16.88	2.16%	0.83%	0.17%	0.95%	$25,107	123%
Year Ended 12/31/15	$17.87	4.20%	0.83%	0.10%	0.95%	$38,301	105%

See notes to financial statements.

65

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Science and Technology Fund
Class A
Year Ended 12/31/19	$18.34	(0.26)	7.43		7.17	(2.14)	(2.14)
Year Ended 12/31/18	$21.56	(0.27)	0.06	(c)	(0.21)	(3.01)	(3.01)
Year Ended 12/31/17	$17.49	(0.25)	8.04		7.79	(3.72)	(3.72)
Year Ended 12/31/16	$17.35	(0.22)	2.64		2.42	(2.28)	(2.28)
Year Ended 12/31/15	$18.13	(0.19)	1.26		1.07	(1.85)	(1.85)
Class C
Year Ended 12/31/19	$14.40	(0.35)	5.82		5.47	(2.14)	(2.14)
Year Ended 12/31/18	$17.73	(0.38)	0.06	(c)	(0.32)	(3.01)	(3.01)
Year Ended 12/31/17	$14.96	(0.36)	6.85		6.49	(3.72)	(3.72)
Year Ended 12/31/16	$15.25	(0.31)	2.30		1.99	(2.28)	(2.28)
Year Ended 12/31/15	$16.27	(0.29)	1.12		0.83	(1.85)	(1.85)
Class R
Year Ended 12/31/19	$15.70	(0.31)	6.35		6.04	(2.14)	(2.14)
Year Ended 12/31/18	$18.99	(0.33)	0.05	(c)	(0.28)	(3.01)	(3.01)
Year Ended 12/31/17	$15.78	(0.31)	7.24		6.93	(3.72)	(3.72)
Year Ended 12/31/16	$15.91	(0.26)	2.41		2.15	(2.28)	(2.28)
Year Ended 12/31/15	$16.85	(0.25)	1.16		0.91	(1.85)	(1.85)
Class Y
Year Ended 12/31/19	$19.72	(0.22)	8.00		7.78	(2.14)	(2.14)
Year Ended 12/31/18	$22.90	(0.22)	0.05	(c)	(0.17)	(3.01)	(3.01)
Year Ended 12/31/17	$18.37	(0.21)	8.46		8.25	(3.72)	(3.72)
Year Ended 12/31/16	$18.08	(0.18)	2.75		2.57	(2.28)	(2.28)
Year Ended 12/31/15	$18.78	(0.14)	1.29		1.15	(1.85)	(1.85)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Amount is less than $0.005 per share.

(e)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Science and Technology Fund
Class A
Year Ended 12/31/19	—		$23.37	39.32%		1.48%	(1.14)%	1.48%	$199,591	88%
Year Ended 12/31/18	—		$18.34	(0.73)%		1.47%	(1.10)%	1.47%	$140,389	83%
Year Ended 12/31/17	—		$21.56	44.74%		1.49%	(1.18)%	1.49%	$146,002	89%
Year Ended 12/31/16	—	(d)	$17.49	13.80	%(e)	1.51%	(1.24)%	1.52%	$105,041	114%
Year Ended 12/31/15	—		$17.35	5.89%		1.49%	(1.01)%	1.49%	$109,201	119%
Class C
Year Ended 12/31/19	—		$17.73	38.27%		2.28%	(1.94)%	2.34%	$14,054	88%
Year Ended 12/31/18	—		$14.40	(1.58)%		2.28%	(1.91)%	2.31%	$11,857	83%
Year Ended 12/31/17	—		$17.73	43.70%		2.28%	(1.97)%	2.31%	$11,831	89%
Year Ended 12/31/16	—	(d)	$14.96	12.87	%(e)	2.32%	(2.05)%	2.32%	$10,332	114%
Year Ended 12/31/15	—		$15.25	5.08%		2.28%	(1.79)%	2.28%	$11,160	119%
Class R
Year Ended 12/31/19	—		$19.60	38.73%		1.93%	(1.59)%	4.28%	$681	88%
Year Ended 12/31/18	—		$15.70	(1.20)%		1.93%	(1.56)%	2.75%	$707	83%
Year Ended 12/31/17	—		$18.99	44.05%		1.93%	(1.62)%	2.54%	$1,705	89%
Year Ended 12/31/16	—	(d)	$15.78	13.41	%(e)	1.91%	(1.63)%	1.91%	$1,394	114%
Year Ended 12/31/15	—		$15.91	5.38%		1.93%	(1.45)%	1.93%	$1,281	119%
Class Y
Year Ended 12/31/19	—		$25.36	39.66%		1.24%	(0.89)%	1.26%	$77,998	88%
Year Ended 12/31/18	—		$19.72	(0.51)%		1.24%	(0.85)%	1.25%	$53,395	83%
Year Ended 12/31/17	—		$22.90	45.11%		1.24%	(0.92)%	1.26%	$32,047	89%
Year Ended 12/31/16	—	(d)	$18.37	14.07	%(e)	1.28%	(1.01)%	1.29%	$19,335	114%
Year Ended 12/31/15	—		$18.08	6.11%		1.24%	(0.74)%	1.24%	$27,416	119%

See notes to financial statements.

67

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Small Cap Equity Fund
Class A
Year Ended 12/31/19	$12.97	(0.15)	5.11	4.96	(1.88)	(1.88)
Year Ended 12/31/18	$18.88	(0.16)	(1.47)	(1.63)	(4.28)	(4.28)
Year Ended 12/31/17	$14.41	(0.14)	5.55	5.41	(0.94)	(0.94)
Year Ended 12/31/16	$14.24	(0.12)	0.28	0.16	—	—
Year Ended 12/31/15	$19.81	(0.20)	0.38	0.18	(5.75)	(5.75)
Class C
Year Ended 12/31/19	$4.40	(0.09)	1.70	1.61	(1.88)	(1.88)
Year Ended 12/31/18	$9.61	(0.17)	(0.76)	(0.93)	(4.28)	(4.28)
Year Ended 12/31/17	$7.74	(0.15)	2.96	2.81	(0.94)	(0.94)
Year Ended 12/31/16	$7.71	(0.12)	0.14	0.02	—	—
Year Ended 12/31/15	$13.42	(0.25)	0.29	0.04	(5.75)	(5.75)
Class R
Year Ended 12/31/19	$10.32	(0.18)	4.06	3.88	(1.88)	(1.88)
Year Ended 12/31/18	$16.08	(0.23)	(1.25)	(1.48)	(4.28)	(4.28)
Year Ended 12/31/17	$12.44	(0.20)	4.78	4.58	(0.94)	(0.94)
Year Ended 12/31/16	$12.33	(0.14)	0.24	0.10	—	—
Year Ended 12/31/15	$17.99	(0.26)	0.35	0.09	(5.75)	(5.75)
Class Y
Year Ended 12/31/19	$13.29	(0.13)	5.24	5.11	(1.88)	(1.88)
Year Ended 12/31/18	$19.20	(0.14)	(1.49)	(1.63)	(4.28)	(4.28)
Year Ended 12/31/17	$14.62	(0.14)	5.66	5.52	(0.94)	(0.94)
Year Ended 12/31/16	$14.39	(0.08)	0.30	0.22	—	—
Year Ended 12/31/15	$20.04	(0.16)	0.26	0.10	(5.75)	(5.75)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

68

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Small Cap Equity Fund
Class A
Year Ended 12/31/19	—	$16.05	38.49%		1.26%	(0.93)%	1.26%	$63,247	89%
Year Ended 12/31/18	—	$12.97	(8.39)%		1.22%	(0.78)%	1.22%	$51,619	77%
Year Ended 12/31/17	—	$18.88	37.57%		1.25%	(0.84)%	1.25%	$65,514	79%
Year Ended 12/31/16	0.01	$14.41	1.19	%(c)	1.35%	(0.88)%	1.36%	$52,075	86%
Year Ended 12/31/15	—	$14.24	0.61%		1.30%	0.97%	1.30%	$65	98%
Class C
Year Ended 12/31/19	—	$4.13	37.26%		2.10%	(1.76)%	3.86%	$478	89%
Year Ended 12/31/18	—	$4.40	(9.23)%		2.10%	(1.71)%	4.24%	$616	77%
Year Ended 12/31/17	—	$9.61	36.34%		2.10%	(1.69)%	3.87%	$533	79%
Year Ended 12/31/16	0.01	$7.74	0.39	%(c)	2.10%	(1.64)%	3.14%	$410	86%
Year Ended 12/31/15	—	$7.71	(0.17)%		2.10%	1.77%	2.39%	$1	98%
Class R
Year Ended 12/31/19	—	$12.32	37.91%		1.75%	(1.42)%	2.05%	$2,874	89%
Year Ended 12/31/18	—	$10.32	(8.92)%		1.75%	(1.30)%	1.88%	$2,303	77%
Year Ended 12/31/17	—	$16.08	36.84%		1.75%	(1.34)%	1.97%	$3,381	79%
Year Ended 12/31/16	0.01	$12.44	0.89	%(c)	1.70%	(1.24)%	1.70%	$2,954	86%
Year Ended 12/31/15	—	$12.33	0.16%		1.71%	(1.39)%	1.71%	$3,662	98%
Class Y
Year Ended 12/31/19	—	$16.52	38.69%		1.10%	(0.77)%	1.43%	$3,275	89%
Year Ended 12/31/18	—	$13.29	(8.23)%		1.10%	(0.69)%	1.68%	$2,750	77%
Year Ended 12/31/17	—	$19.20	37.78%		1.10%	(0.78)%	1.34%	$6,398	79%
Year Ended 12/31/16	0.01	$14.62	1.60	%(c)	1.10%	(0.64)%	1.24%	$1,834	86%
Year Ended 12/31/15	—	$14.39	0.18%		1.07%	(0.76)%	1.07%	$3,804	98%

See notes to financial statements.

69

Victory Portfolios	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Small Cap Growth Fund	RS Small Cap Growth Fund	Classes A, C, R, R6 and Y
Victory RS Select Growth Fund	RS Select Growth Fund	Classes A, C, R, R6 and Y
Victory RS Mid Cap Growth Fund	RS Mid Cap Growth Fund	Classes A, C, R, R6 and Y
Victory RS Growth Fund	RS Growth Fund	Classes A, C, R and Y
Victory RS Science and Technology Fund	RS Science and Technology Fund	Classes A, C, R and Y
Victory RS Small Cap Equity Fund	RS Small Cap Equity Fund	Classes A, C, R and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

70

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 2	Total
RS Small Cap Growth Fund
Common Stocks	$2,246,624,436	$—	$2,246,624,436
Collateral for Securities Loaned	287,452,889	—	287,452,889
Total	2,534,077,325	—	2,534,077,325
RS Select Growth Fund
Common Stocks	218,761,527	—	218,761,527
Collateral for Securities Loaned	18,203,302	—	18,203,302
Total	236,964,829	—	236,964,829
RS Mid Cap Growth Fund
Common Stocks	515,767,371	—	515,767,371
Collateral for Securities Loaned	41,820,057	—	41,820,057
Total	557,587,428	—	557,587,428
RS Growth Fund
Common Stocks	259,534,248	—	259,534,248
Collateral for Securities Loaned	8,710,213	—	8,710,213
Total	268,244,461	—	268,244,461
RS Science and Technology Fund
Common Stocks	285,572,981	3,720,002	289,292,983
Collateral for Securities Loaned	43,783,380	—	43,783,380
Total	329,356,361	3,720,002	333,076,363
RS Small Cap Equity Fund
Common Stocks	68,484,020	—	68,484,020
Collateral for Securities Loaned	6,701,932	—	6,701,932
Total	75,185,952	—	75,185,952

71

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

For the year ended December 31, 2019, there were no Level 3 investments for which significant observable inputs were used to determine fair value.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A.("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured

72

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
RS Small Cap Growth Fund	$282,651,462	$282,651,462	$—	$—	$—	$—
RS Select Growth Fund	17,892,270	17,892,270	—	—	—	—
RS Mid Cap Growth Fund	41,104,262	41,104,262	—	—	—	—
RS Growth Fund	8,542,261	8,542,261	—	—	—	—
RS Science and Technology Fund	42,842,734	42,842,734	—	—	—	—
RS Small Cap Equity	6,595,967	6,595,967	—	—	—	—

*  Collateral received in excess of the fair value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

Dividends from net investment income, if any, are declared and paid quarterly for each Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund. The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2019, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
RS Small Cap Growth Fund	$(10,357,963)	$10,357,963
RS Select Growth Fund	(6,207,174)	6,207,174
RS Mid Cap Growth Fund	2,531,152	(2,531,152)
RS Growth Fund	(1,209,398)	1,209,398
RS Science and Technology Fund	(5,633,151)	5,633,151
RS Small Cap Equity Fund	(629,134)	629,134

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2019 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS Small Cap Growth Fund	$2,046,379,502	$2,030,376,156
RS Select Growth Fund	180,113,586	287,849,015
RS Mid Cap Growth Fund	469,532,637	394,952,351
RS Growth Fund	235,399,239	257,343,774
RS Science and Technology Fund	225,159,954	228,508,008
RS Small Cap Equity Fund	58,548,661	68,806,678

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2019
Flat Rate
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%
RS Science and Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the fiscal year ended December 31, 2019, the Distributor received approximately $35,330 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded

75

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

from the expense limits. As of December 31, 2019, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2019 until April 30, 2020
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class Y Shares
RS Small Cap Growth Fund	1.40%	2.16%	1.86%	1.06%	1.13%
RS Select Growth Fund	1.40%	2.18%	1.91%	1.06%	1.14%
RS Mid Cap Growth Fund	1.20%	2.11%	1.80%	0.94%	0.95%
RS Growth Fund	1.10%	1.93%	1.71%	N/A	0.83%
RS Science and Technology Fund	1.49%	2.28%	1.93%	N/A	1.24%
RS Small Cap Equity Fund	1.35%	2.10%	1.75%	N/A	1.10%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

As of December 31, 2019, the following amounts are available to be repaid to the Adviser.

	Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
RS Small Cap Growth Fund	$745,744	$578,670	$506,151	$1,830,565
RS Select Growth Fund	384,612	334,454	285,457	1,004,523
RS Mid Cap Growth Fund	419,215	394,372	681,628	1,495,215
RS Growth Fund	278,667	283,325	288,176	850,168
RS Science and Technology Fund	18,803	25,649	41,114	85,566
RS Small Cap Equity Fund	22,386	28,246	30,362	80,994

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with
76

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreements with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the following Fund during the year ended December 31, 2019 were as follows:

	Amount Outstanding at December 31, 2019	Average Borrowings*	Days Outstanding	Average Rate*	Maximum Borrowing During the Period
RS Science and Technology Fund	$—	$6,400,000	1	2.89%	$6,400,000

*  For the Year ended December 31, 2019, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Income on interfund lending.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2019 were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS Select Growth Fund	Borrower	$—	$1,813,933	15	2.72%	$4,725,000
RS Growth Fund	Borrower	—	556,000	2	2.58%	747,000

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Small Cap Growth Fund	$—	$187,283,238	$187,283,238	$187,283,238
RS Select Growth Fund	—	26,547,194	26,547,194	26,547,194
RS Growth Fund	671,178	24,492,995	25,164,173	25,164,173
RS Science and Technology Fund	2,573,472	21,865,163	24,438,635	24,438,635
RS Small Cap Equity Fund	—	7,591,954	7,591,954	7,591,954

	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS Small Cap Growth Fund	$—	$274,625,570	$274,625,570	$—	$274,625,570
RS Select Growth Fund	—	89,279,009	89,279,009	—	89,279,009
RS Mid Cap Growth Fund	10,276,039	44,345,651	54,621,690	2,053,523	56,675,213
RS Growth Fund	3,016,021	29,281,404	32,297,425	—	32,297,425
RS Science and Technology Fund	4,628,756	25,228,222	29,856,978	—	29,856,978
RS Small Cap Equity Fund	—	14,749,298	14,749,298	—	14,749,298

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
RS Small Cap Growth Fund	$—	$154,497,020	$154,497,020	$—	$380,792,557	$535,289,577
RS Select Growth Fund	1,762,288	34,870,163	36,632,451	—	57,456,258	94,088,709
RS Mid Cap Growth Fund	—	—	—	(2,653,428)	91,577,967	88,924,539
RS Growth Fund	735,560	4,692,298	5,427,858	—	77,346,296	82,774,154

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2019
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
RS Science and Technology Fund	$1,369,369	$2,470,916	$3,840,285	$—	$77,655,223	$81,495,508
RS Small Cap Equity Fund	125,322	8,004,822	8,130,144	—	10,133,439	18,263,583

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2019, the following Fund had net capital loss carryforwards (no expiration) as summarized in the table below:

	Short-Term Amount	Long-Term Amount	Total
RS Mid Cap Growth Fund	$2,653,428	$—	$2,653,428

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Small Cap Growth Fund	$2,153,284,768	$464,673,812	$(83,881,255)	$380,792,557
RS Select Growth Fund	179,508,571	66,614,225	(9,157,967)	57,456,258
RS Mid Cap Growth Fund	466,009,461	109,924,117	(18,346,150)	91,577,967
RS Growth Fund	190,898,165	82,095,987	(4,749,691)	77,346,296
RS Science and Technology Fund	255,421,140	100,273,914	(22,618,691)	77,655,223
RS Small Cap Equity Fund	65,052,513	12,903,630	(2,770,191)	10,133,439

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net."

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholder listed below held more than 25% of the shares outstanding of the following Fund and may be deemed to control the Fund.

	Shareholder	Percent
RS Mid Cap Growth Fund	Pershing LLC	53.9%

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund and Victory RS Small Cap Equity Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019 and the Funds' financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

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Victory Portfolios	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
RS Small Cap Growth Fund
Class A Shares	$1,000.00	$1,050.10	$1,018.15	$7.23	$7.12	1.40%
Class C Shares	1,000.00	1,046.20	1,014.32	11.14	10.97	2.16%
Class R Shares	1,000.00	1,047.60	1,015.83	9.60	9.45	1.86%
Class R6 Shares	1,000.00	1,051.90	1,019.86	5.48	5.40	1.06%
Class Y Shares	1,000.00	1,051.60	1,019.51	5.84	5.75	1.13%

85

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
RS Select Growth Fund
Class A Shares	$1,000.00	$1,050.20	$1,018.15	$7.23	$7.12	1.40%
Class C Shares	1,000.00	1,046.20	1,014.22	11.24	11.07	2.18%
Class R Shares	1,000.00	1,047.50	1,015.58	9.86	9.70	1.91%
Class R6 Shares	1,000.00	1,052.30	1,019.86	5.48	5.40	1.06%
Class Y Shares	1,000.00	1,051.70	1,019.46	5.90	5.80	1.14%
RS Mid Cap Growth Fund
Class A Shares	1,000.00	983.50	1,019.16	6.00	6.11	1.20%
Class C Shares	1,000.00	978.70	1,014.57	10.52	10.71	2.11%
Class R Shares	1,000.00	980.70	1,016.13	8.99	9.15	1.80%
Class R6 Shares	1,000.00	984.50	1,020.47	4.70	4.79	0.94%
Class Y Shares	1,000.00	984.50	1,020.42	4.75	4.84	0.95%
RS Growth Fund
Class A Shares	1,000.00	1,047.30	1,019.66	5.68	5.60	1.10%
Class C Shares	1,000.00	1,043.10	1,015.48	9.94	9.80	1.93%
Class R Shares	1,000.00	1,044.30	1,016.59	8.81	8.69	1.71%
Class Y Shares	1,000.00	1,048.80	1,021.02	4.29	4.23	0.83%
RS Science and Technology Fund
Class A Shares	1,000.00	1,075.80	1,017.64	7.85	7.63	1.50%
Class C Shares	1,000.00	1,072.20	1,013.71	11.91	11.57	2.28%
Class R Shares	1,000.00	1,073.50	1,015.48	10.09	9.80	1.93%
Class Y Shares	1,000.00	1,077.50	1,018.95	6.49	6.31	1.24%
RS Small Cap Equity Fund
Class A Shares	1,000.00	1,051.00	1,018.80	6.57	6.46	1.27%
Class C Shares	1,000.00	1,044.90	1,014.62	10.82	10.66	2.10%
Class R Shares	1,000.00	1,048.80	1,016.38	9.04	8.89	1.75%
Class Y Shares	1,000.00	1,052.00	1,019.66	5.69	5.60	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

86

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
RS Growth Fund	100%
RS Science and Technology Fund	10%

Dividends qualified for corporate diviends received deductions of:

Amount
RS Growth Fund	100%
RS Science and Technology Fund	9%

For the year ended December 31, 2019, the following Fund designated short-term capital gain distributions:

Amount
RS Growth Fund	$671,178
RS Science and Technology Fund	3,140,264

For the year ended December 31, 2019, the following Funds designated long-term capital gain distributions:

Amount
RS Small Cap Growth Fund	$206,284,799
RS Select Growth Fund	35,334,678
RS Growth Fund	25,702,393
RS Science and Technology Fund	25,363,522
RS Small Cap Equity Fund	8,221,938

87

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any

88

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Small Cap Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Select Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one-year period and the peer group median for the ten-year period, underperformed the benchmark index for the three-, five- and ten-year periods, and underperformed the peer group median for the one-, three- and five-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

89

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

RS Mid Cap Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund matched the peer group median for the one-year period, outperformed the peer group median for the ten-year period, underperformed the peer group median for the three- and five-year periods, and underperformed the benchmark index for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group median for the three- and ten-year periods, and underperformed the peer group median for the one- and five-year periods. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Science and Technology Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the three- and five-year periods, underperformed the benchmark index for the one- and ten-year periods, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Small Cap Equity Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

90

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

91

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSGF-AR (12/19)

December 31, 2019

Annual Report

Victory RS International Fund

Victory RS Global Fund

Victory Sophus Emerging Markets Fund

Victory Sophus Emerging Markets Small Cap Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	5
Financial Statements
The Victory International Funds
Victory RS International Fund
Schedule of Portfolio Investments	18
Statements of Assets and Liabilities	44
Statements of Operations	47
Statements of Changes in Net Assets	49-51
Financial Highlights	56-57
Victory RS Global Fund
Schedule of Portfolio Investments	23
Statements of Assets and Liabilities	44
Statements of Operations	47
Statements of Changes in Net Assets	49-51
Financial Highlights	58-59
Victory Sophus Emerging Markets Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	45-46
Statements of Operations	48
Statements of Changes in Net Assets	52-54
Financial Highlights	60-61
Victory Sophus Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	36
Statements of Assets and Liabilities	45-46
Statements of Operations	48
Statements of Changes in Net Assets	52-54
Financial Highlights	62-63
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	76
Supplemental Information (unaudited)	77
Trustee and Officer Information	77
Proxy Voting and Portfolio Holdings Information	80
Expense Examples	80
Additional Federal Income Tax Information	82
Advisory Contract Approval	83

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial

3

advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS International Funds (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

Victory RS International Fund

Performance Update

The Victory RS International Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the MSCI EAFE Index (the "Index") rose 22.01% while the Fund was outperformed by the benchmark Index, returning 21.72% (Class A Shares at net asset value).

Portfolio Review

Relative performance was aided by positive stock selection in a number of economic sectors, including Financials, Consumer Discretionary, and Utilities. Negative stock selection in the Real Estate, and Communication Services sectors detracted from relative performance. From a regional perspective, Fund investments in Sweden, Japan, Italy, and the United Kingdom benefitted relative results, while stock selection was negative in Spain and the Netherlands.

Key individual contributors for the year included Atlas Copco AB, a Swedish supplier of industrial equipment, and Next PLC, a multinational retailer of clothing and home wares based in the United Kingdom. Enel SpA, an Italian distributor of gas and electricity, also aided relative returns.

Telefonica, S.A., a telecommunications provider based in Spain, was the largest detractor from relative performance for the year. Australian shopping center developer and operator, Scentre Group, also detracted from relative results, as did United Arrows Ltd., a clothing and accessories retailer based in Japan.

Market Review

Fears of an end to the historic bull run were once again proven overdone as international markets, as measured by the Index, soared 22% during 2019 and posted a financial crisis high in late December. Despite a steady drumbeat of negative news flow, the Index recorded one of its best performances of the decade. However, you would have struggled to reach that conclusion based on the macroeconomic picture alone.

Starting in the United Kingdom, with the decisive election of Prime Minister Boris Johnson in December, the country finally may achieve some resolution three years on from its initial vote to leave the European Union. However, much of the year was spent under a shroud of uncertainty making the local market performance, +21%, and currency strength, +4% against the U.S. dollar, all the more surprising.

Meanwhile, on the Continent, the European Manufacturing PMI continued to grind lower finishing December at a dismal 46.3, driven by Germany where exports continued to slow. France and Spain were less of a drag but not enough to keep the Eurozone from heading towards its lowest growth rate since 2012. But like the United Kingdom, European equity securities not only shook it off but managed to thrive by soaring almost 25%.

5

Victory RS International Funds (Unaudited)

Victory RS International Fund (continued)

China appears to have taken the brunt of the trade war impact. Both imports and exports are likely to finish the year in the red as consumer confidence waned and tariffs took their toll. Market observers had expected a recovery in the second half but were left disappointed as the growth in auto sales remained negative despite easy comparisons to 2018. Asia ex Japan, where exports to China are important, took collateral damage. Notably, GDP in South Korea and Taiwan slowed for the third consecutive year. As for Japan, exports plunged over 2%, but the domestic economy remained resilient. When it comes to equity securities though, the story was positive with stocks in most Asian countries posting high-teen returns.

One common thread, which may explain at least some of the disconnect between the stellar performance of equity securities and the more decidedly mixed economic outlook, is global monetary policy. From the U.S. Federal Reserve cutting rates by 75 basis points to the European Central Bank cutting the deposit rate to -.5% to the Bank of China slashing the reserve requirement ratio, central banks with few exceptions were in easing mode. The extent to which global easing buoyed stock prices is up for debate, but it does appear it had some positive impact.

QVS Factor Performance

In this section, we offer insight into the factors driving market performance from a quantitative point of view. The RS Global Markets team's proprietary QVS (Quality, Value, and Sentiment) Model (the "Model") scours the globe, screening over 10,000 companies while looking for the best investment opportunities. It is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

Last year, all factors contributed positively to composite Model performance led by Quality and Sentiment. By region, the Model performed best in Asia ex Japan and had negative performance only in Japan. Within Japan, negative Value and Sentiment factor performance both contributed to negative overall Model performance.

Out of favor for the better part of the decade, Value as a factor was a hot topic in 2019, showing signs of leadership at different points during the year. Alas, it was not to be, as our Value factor, though positive in absolute terms, underperformed the Quality and Sentiment components of the overall Model. That said, Value was the strongest factor in Emerging Markets, and had negative performance only in Japan.

Outlook

We expect market volatility to increase and will continue to be vigilant when constructing the Fund's portfolio, remaining sector- and region-neutral, as we believe that strong risk management should be at the forefront of any strategy. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance. In our view, stock selection can be far more impactful to fund performance than allocation.

6

Victory RS International Funds (Unaudited)

Victory RS International Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/2/19	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI EAFE Index[1]
One Year	21.72%	14.70%	20.70%	19.70%	21.37%	N/A	21.94%	22.01%
Three Year	10.85%	8.69%	10.00%	10.00%	10.55%	N/A	11.12%	9.56%
Five Year	7.02%	5.77%	6.20%	6.20%	6.68%	N/A	7.29%	5.67%
Ten Year	6.07%	5.44%	5.18%	5.18%	5.64%	N/A	6.31%	5.50%
Since Inception	5.97%	5.74%	2.31%	2.31%	4.19%	7.24%	11.28%	N/A
Expense Ratios
Gross	1.61%		3.52%		2.31%	1.48%	1.62%
With Applicable Waivers	1.13%		1.88%		1.38%	0.83%	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS International Fund — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory RS International Funds (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

Victory RS Global Fund

Performance Update

The Victory RS Global Fund (the "Fund") seeks to provide long-term capital appreciation. The Fund returned 30.36% (Class A Shares at net asset value) in 2019, outperforming its benchmark, the MSCI All Country World Index (the "Index"), which returned 26.60%.

Portfolio Review

The Fund's performance relative to the Index was aided by positive stock selection in a number of economic sectors, including Financials, Health Care, and Consumer Staples. Negative stock selection in the Industrials and Materials sectors detracted from relative performance, and being underweight to an otherwise strong Information Technology sector hampered relative performance in that group. From a regional perspective, Fund investments in the United States, Japan, and Sweden benefitted relative results, while negative stock selection in Taiwan and Hong Kong, as well as an underweight to Canada, hurt relative performance.

MSCI, Inc., a U.S. company that provides investment tools and data, was the Fund's top contributor to relative performance for the year. Other key contributors included payments technology provider Mastercard Incorporated and software and services leader Microsoft Corporation, both also U.S. companies.

U.S. multi-segment manufacturer 3M Company was the largest detractor from relative performance for the year. Other significant detractors included Japanese financial services provider Resona Holdings, Inc., as well as U.S. energy company ConocoPhillips Company

Market Review

Fears of an end to the historic bull run were once again proven overdone as global markets, as measured by the Index, soared over 26% during 2019 and posted a financial crisis high in late December. Indeed all regions enjoyed strong performance ranging from emerging markets up 18% to North America up 31%. Despite a steady drumbeat of negative news flow, the Index recorded one of its best performances of the decade. However, you would have struggled to reach that conclusion based on the macroeconomic picture alone.

Starting in the United Kingdom, with the decisive election of Prime Minister Boris Johnson in December, the country finally may achieve some resolution three years on from its initial vote to leave the European Union. However, much of the year was spent under a shroud of uncertainty making the local market performance, +21%, and currency strength, +4% against the U.S. dollar, all the more surprising.

Meanwhile, on the Continent, the European Manufacturing PMI continued to grind lower finishing December at a dismal 46.3, driven by Germany where exports continued to slow. France and Spain were less of a drag but not enough to keep the Eurozone from heading towards its lowest growth rate since 2012. But like the United Kingdom, European equity securities not only shook it off but managed to thrive by soaring almost 25%.

8

Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Perhaps the one market where the economic data actually could be viewed as supportive was North America, which, yet again, came in first for equity securities' performance by region. Though final data has not been reported as of this writing, we would expect U.S. gross domestic product ("GDP") to remain above trend in the low 2%-range with unemployment at its best level in many decades, while inflation remains subdued. All this makes for a very benign backdrop for stocks and fueled the recent stellar performance.

China, on the other hand, appears to have taken the brunt of the trade war impact. Both imports and exports are likely to finish the year in the red as consumer confidence waned and tariffs took their toll. Market observers had expected a recovery in the second half but were left disappointed as the growth in auto sales remained negative despite easy comparisons to 2018. Asia ex Japan, where exports to China are important, took collateral damage. Notably, GDP in South Korea and Taiwan slowed for the third consecutive year. As for Japan, exports plunged over 2%, but the domestic economy remained resilient. When it comes to equity securities though, the story was positive with stocks in most Asian countries posting high-teen returns.

One common thread, which may explain at least some of the disconnect between the stellar performance of equity securities and the more decidedly mixed economic outlook, is global monetary policy. From the U.S. Federal Reserve cutting rates by 75 basis points to the European Central Bank cutting the deposit rate to -.5% to the Bank of China slashing the reserve requirement ratio, central banks with few exceptions were in in easing mode. The extent to which global easing buoyed stock prices is up for debate, but it does appear it had some positive impact.

QVS Factor Performance

In this section, we offer insight into the factors driving market performance from a quantitative point of view. The RS Global Markets team's proprietary QVS (Quality, Value, and Sentiment) Model (the "Model") scours the globe, screening over 10,000 companies while looking for the best investment opportunities. It is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

Last year, all factors contributed positively to composite Model performance led by Quality and Sentiment. By region, the Model performed best in Asia ex Japan and had negative performance only in Japan. Within Japan, negative Value and Sentiment factor performance both contributed to negative overall Model performance.

Out of favor for the better part of the decade, Value as a factor was a hot topic in 2019, showing signs of leadership at different points during the year. Alas, it was not to be, as our Value factor, though positive in absolute terms, underperformed the Quality and Sentiment components of the overall Model. That said, Value was the strongest factor in Emerging Markets and had negative performance only in Japan.

Outlook

We expect market volatility to increase and will continue to be vigilant when constructing the Fund's portfolio, remaining sector- and region-neutral, as we believe that strong risk management should be at the forefront of any strategy. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance. In our view, stock selection can be far more impactful to fund performance than allocation.

9

Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11	5/2/19	5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI All Country World Index[1]
One Year	30.36%	22.90%	29.52%	28.52%	30.10%	N/A	30.69%	26.60%
Three Year	15.34%	13.08%	14.47%	14.47%	15.04%	N/A	15.63%	12.44%
Five Year	11.15%	9.84%	10.32%	10.32%	15.47%	N/A	11.46%	8.41%
Since Inception	10.54%	9.78%	9.72%	9.72%	12.83%	12.47%	10.89%	N/A
Expense Ratios
Gross	1.75%		2.59%		2.34%	1.40%	1.20%
With Applicable Waivers	0.85%		1.60%		1.10%	0.55%	0.60%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus supplement dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

10

Victory RS International Funds (Unaudited)

Victory RS Global Fund (continued)

Victory RS Global Fund — Growth of $10,000

1A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI All Country World Index (ACWI) is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

Victory RS International Funds (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

Victory Sophus Emerging Markets Fund

Performance Update

The Victory Sophus Emerging Markets Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the Fund returned 22.96% (Class A shares at net asset value) versus the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which had a return of 18.42%.

Market Overview

Emerging markets rose strongly in the first quarter, scaling 9.6%, but lost track subsequently, declining over the next two quarters as investor risk appetite was marred by the escalation of trade tensions. However, emerging markets sprung back to life in the last quarter over positive developments on the trade front along with global monetary easing. In a risk-on sentiment fueled by a more dovish U.S. Federal Reserve (the "Fed"), emerging markets rallied 8.76% in January 2019. The rally was similar to that seen a year prior in January of 2018, but the reasons were quite dissimilar as markets were giddy last year from a synchronized growth narrative. At the beginning of the second quarter, investor sentiment remained upbeat on signs of a global growth recovery, building on the momentum seen in the first quarter. The U.S. dollar rose against all the major currencies, encouraged by renewed economic divergence. Commodities saw strong gains, led by a rally on oil as supply concerns intensified following the United States' decision to end waivers on Iranian oil imports. However, the re-escalation of the U.S./China trade war put investors in a risk-off mode which, along with soft economic data in both China and the United States, heightened concerns of a global growth slowdown, raising uncertainty across global markets. Adding to the skittishness of the markets, mid-quarter, President Trump threatened to raise tariffs on Mexico as the administration sought Mexico's attention to help constrain the flood of illegal migrants into the United States. Fortunately, this was short-lived as an agreement between Mexico and the United States was reached shortly thereafter. Emerging markets ended the second quarter on a strong note, led by a more dovish Fed and optimism for fresh trade talks between the United States and China. The interest rate cut expectations in the United States pushed the U.S. dollar lower and the yield on the 10-year U.S. Treasury bond to 2.00%, its lowest level since November of 2016.

At mid-year, the situation would soon change as these conditions could not quell investor fears of a slowdown in global growth, helping to push the U.S. dollar higher and weighing on emerging markets equity securities. During the third quarter of 2019, emerging markets declined as markets responded to a re-escalation of the trade war. Furthermore, the United States designated China as a currency manipulator. This back-and-forth between the United States and China fueled global growth concerns leading to a risk-off sentiment in the markets. Mid-quarter, sentiment improved a bit as the United States agreed to delay tariffs on certain products and both countries agreed to go back to the table.

Emerging markets continued to advance during the beginning of the fourth quarter, and on October 11, 2019, it was announced that "Phase 1" of a trade deal was agreed to in principle. Mid-October, the Fed cut rates by 25 basis points, as expected, and announced they would expand their balance sheet. This all helped push the U.S. dollar down. A growing optimism

12

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Fund (continued)

on the Phase 1 trade deal and steepening U.S. yield curve provided fuel to the risk-on trade and pushed out fears of a recession. The year finished on a high note with market "giddiness" fueled by the "finalization" of a Phase 1 U.S./China trade agreement, and the United States indefinitely delaying new tariffs that were set to go into effect on December 15, 2019. Furthermore, elections in the United Kingdom appeared to put Brexit on a more certain path, while global macro indicators provided a rosier outlook for global growth.

Portfolio Review

By sectors, the largest contributor to performance was stock selection in Communication Services. The largest detractor from relative performance was stock selection in Consumer Staples. By country, the largest contributor was stock selection in China. The largest detractor was stock selection in Russia.

Outlook

The continued strength of the mighty U.S. dollar is now in question, thanks to the regionalization of trade, economic growth, and in all likelihood political influence. We believe that the weaker U.S. dollar will benefit emerging markets economies and markets in 2020. Further, we see the growth differential between emerging markets and the developed markets widening again, and we believe emerging markets' earnings likely will grow at twice the rate of developed markets' earnings.

The global economy is expected to grow by 3.4%, according to the World Bank. Emerging economies are forecast to grow by 4.6% versus 1.7% for developed economies — the main contributors being China, India, and Brazil. Trade volume is expected to pick up again to 3.2% globally (from 1.2% in 2019), led by emerging market economies. Emerging markets have suffered from a perception that its growth is mostly commodity driven. While this has been true at times in the past, the emerging markets today is more technology and communication services driven, as it was at the turn of the century. Consumption and financial intermediation (credit growth) also are poorly understood elements, but are expected to be major contributors to growth.

Consensus estimates are for 15-17% earnings growth in emerging markets in 2020, driven by 1) Technology, 2) Financials, and 3) Consumer Discretionary. Within Technology, the memory cycle has turned, and we see DRAM and NAND flash memory prices recouping lost ground. Processing capacity — thanks to the Internet of Things, artificial intelligence, and machine learning — is expected to push the hardware cycle to new heights. While interest rates remain low and bank appetite for lending has been subdued, the extended growth cycle requires capital investment, in lagging economies like Brazil, Poland, Turkey, and parts of the Persian Gulf. Consumption is now a global theme, and the combination of cheap credit, worldwide campaigns, and coordinated technological shifts (5G, for example) are pushing ever more activity into services and purchasing across the emerging markets space.

Growth and quality investment styles outperformed in 2019, while value styles lagged. We do not see any changes in 2020, as the world remains starved for growth in the post-financial-crisis economy. We look to capture sustainable growth with positive catalysts. The emerging markets universe is dynamic, exciting, and differentiated. We invest across all market caps, knowing that the inefficiencies, which are inherent in this asset class, are most powerful in smaller countries, companies, or out-of-favor segments.

In anticipation of a weaker U.S. dollar, accelerating emerging markets growth, rising earnings, and attractive valuations, we expect another positive year for emerging markets equity securities.

13

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	11/15/16	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	22.96%	15.92%	22.05%	21.05%	22.64%	23.55%	23.40%	18.42%
Three Year	12.23%	10.05%	11.35%	11.35%	11.96%	12.76%	12.65%	11.57%
Five Year	6.34%	5.09%	5.49%	5.49%	6.07%	N/A	6.70%	5.61%
Ten Year	2.83%	2.22%	2.02%	2.02%	2.53%	N/A	3.16%	3.68%
Since Inception	7.16%	6.89%	7.23%	7.23%	9.32%	12.85%	10.51%	N/A
Expense Ratios
Gross	1.61%		2.40%		1.91%	1.24%	1.30%
With Applicable Waivers	1.34%		2.14%		1.58%	0.89%	0.99%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus supplement dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sophus Emerging Markets Fund — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

Victory RS International Funds (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

Victory Sophus Emerging Markets Small Cap Fund

Performance Update

The Victory Sophus Emerging Markets Small Cap Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the Fund returned 21.44% (Class A shares at net asset value) versus the Fund's benchmark, the MSCI Emerging Markets Small Cap Index (the "Index"), which had a return of 11.50%.

Market Overview

Emerging markets rose strongly in the first quarter, scaling 9.6%, but lost track subsequently, declining over the next two quarters as investor risk appetite was marred by the escalation of trade tensions. However, emerging markets sprung back to life in the last quarter over positive developments on the trade front along with global monetary easing. In a risk-on sentiment fueled by a more dovish U.S. Federal Reserve (the "Fed"), emerging markets rallied 8.76% in January 2019. The rally was similar to that seen a year prior in January of 2018, but the reasons were quite dissimilar as markets were giddy last year from a synchronized growth narrative. At the beginning of the second quarter, investor sentiment remained upbeat on signs of a global growth recovery, building on the momentum seen in the first quarter. The U.S. dollar rose against all the major currencies, encouraged by renewed economic divergence. Commodities saw strong gains, led by a rally on oil as supply concerns intensified following the United States' decision to end waivers on Iranian oil imports. However, the re-escalation of the U.S./China trade war put investors in a risk-off mode which, along with soft economic data in both China and the United States, heightened concerns of a global growth slowdown, raising uncertainty across global markets. Adding to the skittishness of the markets, mid-quarter, President Trump threatened to raise tariffs on Mexico as the administration sought Mexico's attention to help constrain the flood of illegal migrants into the United States. Fortunately, this was short-lived as an agreement between Mexico and the United States was reached shortly thereafter. Emerging markets ended the second quarter on a strong note, led by a more dovish Fed and optimism for fresh trade talks between the United States and China. The interest rate cut expectations in the United States pushed the U.S. dollar lower and the yield on the 10-year U.S. Treasury bond to 2.00%, its lowest level since November of 2016.

At mid-year, the situation would soon change as these conditions could not quell investor fears of a slowdown in global growth, helping to push the U.S. dollar higher and weighing on emerging markets small-cap equity securities. During the third quarter of 2019, emerging markets declined as markets responded to a re-escalation of the trade war. Furthermore, the United States designated China as a currency manipulator. This back-and-forth between the United States and China fueled global growth concerns leading to a risk-off sentiment in the markets. Mid-quarter, sentiment improved a bit as the United States agreed to delay tariffs on certain products and both countries agreed to go back to the table.

Emerging markets small-caps continued to advance during the beginning of the fourth quarter, and on October 11, 2019, it was announced that "Phase 1" of a trade deal was agreed to in principle. Mid-October, the Fed cut rates by 25 basis points, as expected, and announced they

15

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund (continued)

would expand their balance sheet. This all helped push the U.S. dollar down. A growing optimism on the Phase 1 trade deal and steepening U.S. yield curve provided fuel to the risk-on trade and pushed out fears of a recession. The year finished on a high note with market "giddiness" fueled by the "finalization" of a Phase 1 U.S./China trade agreement, and the United States indefinitely delaying new tariffs that were set to go into effect on December 15, 2019. Furthermore, elections in the United Kingdom appeared to put Brexit on a more certain path, while global macro indicators provided a rosier outlook for global growth.

Portfolio Review

By sectors, the largest contributor to performance was stock selection in Financials. The largest detractor from relative performance was stock selection in Materials. By country, the largest contributor was stock selection in China. The largest detractor was stock selection in Russia.

Outlook

The continued strength of the mighty U.S. dollar is now in question, thanks to the regionalization of trade, economic growth, and in all likelihood political influence. We believe that the weaker U.S. dollar will benefit emerging markets economies and markets in 2020. Further, we see the growth differential between emerging markets and the developed markets widening again, and we believe emerging markets' earnings likely will grow at twice the rate of developed markets' earnings.

The global economy is expected to grow by 3.4%, according to the World Bank. Emerging economies are forecast to grow by 4.6% versus 1.7% for developed economies — the main contributors being China, India, and Brazil. Trade volume is expected to pick up again to 3.2% globally (from 1.2% in 2019), led by emerging market economies. Emerging markets have suffered from a perception that its growth is mostly commodity driven. While this has been true at times in the past, the emerging markets today is more technology and communication services driven, as it was at the turn of the century. Consumption and financial intermediation (credit growth) also are poorly understood elements, but are expected to be major contributors to growth.

Consensus estimates are for 15-17% earnings growth in emerging markets in 2020, driven by 1) Technology, 2) Financials, and 3) Consumer Discretionary. Within Technology, the memory cycle has turned, and we see DRAM and NAND flash memory prices recouping lost ground. Processing capacity — thanks to the Internet of Things, artificial intelligence, and machine learning — is expected to push the hardware cycle to new heights. While interest rates remain low and bank appetite for lending has been subdued, the extended growth cycle requires capital investment, in lagging economies like Brazil, Poland, Turkey, and parts of the Persian Gulf. Consumption is now a global theme, and the combination of cheap credit, worldwide campaigns, and coordinated technological shifts (5G, for example) are pushing ever more activity into services and purchasing across the emerging markets space.

Growth and quality investment styles outperformed in 2019, while value styles lagged. We do not see any changes in 2020, as the world remains starved for growth in the post-financial-crisis economy. We look to capture sustainable growth with positive catalysts. The emerging markets universe is dynamic, exciting, and differentiated. We invest across all small market caps, knowing that the inefficiencies, which are inherent in this asset class, are most powerful in smaller countries, companies, or out-of-favor segments.

In anticipation of a weaker U.S. dollar, accelerating emerging markets growth, rising earnings, and attractive valuations, we expect another positive year for emerging markets equity securities.

16

Victory RS International Funds (Unaudited)

Victory Sophus Emerging Markets Small Cap Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class Y
INCEPTION DATE	1/31/14		1/31/14		1/31/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	MSCI Emerging Markets Small Cap Index[1]
One Year	21.44%	14.47%	20.53%	19.53%	21.76%	11.50%
Three Year	10.64%	8.50%	9.88%	9.88%	10.95%	6.70%
Five Year	5.08%	3.84%	3.91%	3.91%	5.37%	2.97%
Since Inception	4.81%	3.77%	3.69%	3.69%	5.13%	N/A
Expense Ratios
Gross	5.81%		14.00%		3.86%
With Applicable Waivers	1.79%		2.54%		1.54%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sophus Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets countries. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (94.6%)
Australia (5.9%):
Financials (1.4%):
Macquarie Group Ltd.	41,640	$4,031,744
Health Care (1.7%):
CSL Ltd.	23,989	4,650,055
Materials (1.7%):
BHP Group Ltd.	178,822	4,895,525
Real Estate (1.1%):
Scentre Group	1,104,764	2,972,575
		16,549,899
Belgium (0.5%):
Information Technology (0.5%):
Melexis NV	18,729	1,412,659
China (2.1%):
Communication Services (1.1%):
Tencent Holdings Ltd.	65,000	3,131,651
Financials (1.0%):
China Merchants Bank Co. Ltd., Class H	533,000	2,740,398
		5,872,049
Denmark (1.2%):
Consumer Staples (1.2%):
Royal Unibrew	38,508	3,527,789
France (9.6%):
Consumer Discretionary (4.2%):
Cie Generale des Etablissements Michelin SCA	17,876	2,199,617
Faurecia SE	54,150	2,939,425
LVMH Moet Hennessy Louis Vuitton SE	14,749	6,871,768
		12,010,810
Energy (1.8%):
Total SA	90,526	5,022,906
Financials (1.1%):
AXA SA	107,195	3,028,670
Information Technology (1.3%):
Capgemini SE	30,269	3,701,731
Materials (1.2%):
Arkema SA	31,247	3,340,880
		27,104,997
Germany (7.4%):
Financials (1.8%):
Allianz SE	20,187	4,945,954

See notes to financial statements.

18

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Health Care (0.6%):
Bayer AG, Registered Shares	21,257	$1,727,976
Industrials (2.0%):
Siemens AG	32,445	4,236,682
Washtec AG	20,842	1,253,460
		5,490,142
Information Technology (1.9%):
SAP SE	39,873	5,366,379
Real Estate (1.1%):
Vonovia SE	60,238	3,235,069
		20,765,520
Hong Kong (2.1%):
Financials (1.0%):
AIA Group Ltd.	255,800	2,690,669
Real Estate (1.1%):
CK Asset Holdings Ltd.	440,500	3,178,951
		5,869,620
Ireland (1.0%):
Industrials (1.0%):
Experian PLC	81,287	2,755,167
Italy (4.0%):
Financials (0.8%):
Banca Generali SpA	72,241	2,348,268
Health Care (0.9%):
Recordati SpA	56,363	2,375,765
Utilities (2.3%):
Enel SpA	826,811	6,567,482
		11,291,515
Japan (22.7%):
Communication Services (1.3%):
Nippon Telegraph & Telephone Corp.	141,000	3,564,083
Consumer Discretionary (4.4%):
Hikari Tsushin, Inc.	9,300	2,337,393
Toyota Motor Corp.	113,500	7,998,486
United Arrows Ltd.	72,000	2,039,311
		12,375,190
Consumer Staples (0.9%):
Matsumotokiyoshi Holdings Co. Ltd.	63,400	2,454,868
Financials (3.0%):
Jafco Co. Ltd.	35,400	1,387,867
Mitsubishi UFJ Financial Group, Inc.	734,800	3,973,125
Tokio Marine Holdings, Inc.	55,500	3,107,809
		8,468,801

See notes to financial statements.

19

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Health Care (2.6%):
Hoya Corp.	43,800	$4,181,815
Shionogi & Co. Ltd.	52,300	3,235,804
		7,417,619
Industrials (6.4%):
En-Japan, Inc.	75,200	3,268,924
Fuji Electric Co. Ltd.	112,400	3,414,880
Hitachi Construction Machinery Co. Ltd.	120,900	3,601,786
ITOCHU Corp.	111,100	2,575,285
Kyowa Exeo Corp.	29,000	733,696
OKUMA Corp.	38,800	2,040,953
Sanwa Holdings Corp.	218,800	2,452,154
		18,087,678
Information Technology (2.4%):
Fujitsu Ltd.	27,300	2,568,079
Oracle Corp. Japan	24,700	2,242,051
Ulvac, Inc.	44,900	1,772,183
		6,582,313
Materials (0.1%):
DIC Corp.	14,100	389,191
Real Estate (0.6%):
Sumitomo Realty & Development Co. Ltd.	51,200	1,786,589
Utilities (1.0%):
Chubu Electric Power Co., Inc.	194,900	2,755,457
		63,881,789
Macau (1.2%):
Consumer Discretionary (1.2%):
Wynn Macau Ltd.	1,388,800	3,422,397
Netherlands (4.2%):
Communication Services (1.1%):
Koninklijke KPN NV	1,017,641	3,011,326
Financials (1.6%):
ING Groep NV	379,613	4,563,475
Industrials (1.5%):
Wolters Kluwer NV	58,640	4,281,265
		11,856,066
Norway (1.5%):
Energy (0.6%):
Aker BP ASA	53,445	1,754,686
Financials (0.9%):
SpareBank 1 SMN	209,691	2,395,672
		4,150,358

See notes to financial statements.

20

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Russian Federation (0.5%):
Materials (0.5%):
Evraz PLC	248,133	$1,328,505
Spain (2.7%):
Communication Services (1.6%):
Telefonica SA	629,706	4,403,225
Financials (1.1%):
Banco Santander SA (a)	737,652	3,092,525
		7,495,750
Sweden (2.8%):
Industrials (2.8%):
Atlas Copco AB, Class B	180,426	6,266,552
Epiroc AB, Class B	126,407	1,502,784
		7,769,336
Switzerland (10.8%):
Consumer Staples (3.3%):
Nestle SA, Registered Shares	85,800	9,291,080
Financials (1.9%):
Cembra Money Bank AG	20,960	2,293,687
UBS Group AG, Registered Shares	249,522	3,149,466
		5,443,153
Health Care (5.6%):
Novartis AG	74,061	7,014,257
Roche Holding AG	26,281	8,543,164
		15,557,421
		30,291,654
United Kingdom (14.4%):
Consumer Discretionary (1.2%):
Next PLC	35,255	3,284,656
Consumer Staples (3.6%):
Britvic PLC	207,790	2,489,902
Diageo PLC	105,563	4,447,398
Unilever PLC	53,191	3,044,330
		9,981,630
Energy (2.6%):
BP PLC	386,219	2,429,259
Royal Dutch Shell PLC, Class A	166,331	4,925,013
		7,354,272
Financials (3.2%):
Close Brothers Group PLC	72,280	1,530,659
HSBC Holdings PLC	457,690	3,582,454
Legal & General Group PLC	964,506	3,873,886
		8,986,999

See notes to financial statements.

21

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Health Care (0.8%):
Smith & Nephew PLC	92,285	$2,223,798
Industrials (0.9%):
RELX PLC	105,875	2,672,233
Materials (2.1%):
Croda International PLC	25,983	1,764,721
Rio Tinto PLC	70,991	4,201,670
		5,966,391
		40,469,979
Total Common Stocks (Cost $245,952,875)		265,815,049
Preferred Stocks (0.3%)
Japan (0.3%):
Consumer Staples (0.3%):
Ito En Ltd.	36,900	790,154
Total Preferred Stocks (Cost $791,529)		790,154
Exchange-Traded Funds (1.6%)
United States (1.6%):
iShares MSCI EAFE ETF	64,442	4,474,852
Total Exchange-Traded Funds (Cost $4,372,871)		4,474,852
Collateral for Securities Loaned^ (0.0%) (b)
United States (0.0%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	1,060	1,060
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	5,841	5,841
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	177	177
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	3,529	3,529
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	3,882	3,882
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	7,764	7,764
Total Collateral for Securities Loaned (Cost $22,253)		22,253
Total Investments (Cost $251,139,528) — 96.5%		271,102,308
Other assets in excess of liabilities — 3.5%		9,710,907
NET ASSETS — 100.00%		$280,813,215

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

22

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (96.8%)
Australia (2.2%):
Financials (0.7%):
Macquarie Group Ltd.	6,238	$603,987
Health Care (1.5%):
CSL Ltd.	6,292	1,219,648
		1,823,635
Belgium (0.5%):
Information Technology (0.5%):
Melexis NV	5,417	408,584
Bermuda (0.9%):
Industrials (0.9%):
Triton International Ltd.	18,538	745,228
Canada (2.3%):
Energy (0.6%):
Parex Resources, Inc. (a)	27,214	506,175
Industrials (1.0%):
Canadian Pacific Railway Ltd.	3,323	847,206
Materials (0.7%):
Kirkland Lake Gold Ltd.	13,840	610,137
		1,963,518
China (2.9%):
Communication Services (1.3%):
Tencent Holdings Ltd.	23,100	1,112,941
Consumer Staples (0.6%):
Foshan Haitan Flavouring	32,341	500,025
Financials (1.0%):
Industrial & Commercial Bank of China Ltd., Class H	1,078,000	831,762
		2,444,728
Denmark (1.1%):
Consumer Staples (1.1%):
Royal Unibrew	10,111	926,287
France (5.0%):
Consumer Discretionary (1.6%):
Faurecia SE	9,486	514,928
LVMH Moet Hennessy Louis Vuitton SE	1,831	853,089
		1,368,017
Energy (0.9%):
Total SA	13,944	773,694
Financials (1.6%):
BNP Paribas SA	22,173	1,317,809

See notes to financial statements.

23

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Materials (0.9%):
Arkema SA	7,084	$757,410
		4,216,930
Germany (0.5%):
Industrials (0.5%):
Washtec AG	6,633	398,916
Hong Kong (0.7%):
Energy (0.7%):
CNOOC Ltd.	339,957	565,327
India (0.8%):
Consumer Staples (0.8%):
Nestle India Ltd.	3,253	673,924
Indonesia (0.6%):
Communication Services (0.6%):
Telekomunikasi Indonesia Persero Tbk PT	1,914,500	548,560
Ireland (1.3%):
Industrials (1.3%):
Eaton Corp. PLC	11,276	1,068,063
Italy (2.7%):
Financials (0.5%):
Banca Generali SpA	12,815	416,565
Health Care (0.8%):
Recordati SpA	14,795	623,626
Utilities (1.4%):
Enel SpA	151,734	1,205,245
		2,245,436
Japan (8.3%):
Consumer Discretionary (2.3%):
Hikari Tsushin, Inc.	2,900	728,865
Toyota Motor Corp.	12,600	887,937
United Arrows Ltd.	11,100	314,394
		1,931,196
Financials (1.2%):
Jafco Co. Ltd.	8,100	317,563
Resona Holdings, Inc.	156,496	682,187
		999,750
Health Care (1.7%):
As One Corp.	6,879	643,073
Hoya Corp.	8,500	811,540
		1,454,613

See notes to financial statements.

24

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Industrials (2.2%):
En-Japan, Inc.	11,000	$478,167
Hitachi Construction Machinery Co. Ltd.	27,600	822,244
Kyowa Exeo Corp.	6,000	151,799
OKUMA Corp.	8,000	420,815
		1,873,025
Information Technology (0.5%):
Ulvac, Inc.	10,300	406,536
Materials (0.4%):
DIC Corp.	13,000	358,829
		7,023,949
Korea, Republic Of (1.1%):
Information Technology (1.1%):
Samsung Electronics Co. Ltd.	19,665	947,718
Macau (0.6%):
Consumer Discretionary (0.6%):
Wynn Macau Ltd. (b)	210,400	518,485
Mexico (0.3%):
Industrials (0.3%):
Promotora y Operadora de Infraestructura SAB de CV	25,041	256,382
Netherlands (0.9%):
Industrials (0.9%):
Wolters Kluwer NV	10,634	776,381
Norway (1.2%):
Energy (0.5%):
Aker BP ASA	13,746	451,303
Financials (0.7%):
SpareBank 1 SMN	51,417	587,428
		1,038,731
Russian Federation (0.4%):
Materials (0.4%):
Evraz PLC	68,064	364,415
Singapore (1.3%):
Financials (1.3%):
Singapore Exchange Ltd.	172,500	1,136,404
Sweden (1.8%):
Industrials (1.8%):
Atlas Copco AB, Class B	32,972	1,145,183
Nolato AB, Class B	6,957	408,570
		1,553,753

See notes to financial statements.

25

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Switzerland (2.1%):
Health Care (2.1%):
Roche Holding AG	5,441	$1,768,706
Taiwan (0.7%):
Financials (0.7%):
Cathay Financial Holding Co. Ltd.	397,000	563,727
United Kingdom (5.4%):
Consumer Discretionary (0.7%):
Next PLC	6,825	635,875
Consumer Staples (1.5%):
Britvic PLC	30,389	364,145
Diageo PLC	12,086	509,186
Unilever PLC	6,951	397,833
		1,271,164
Financials (1.0%):
Close Brothers Group PLC	19,904	421,503
HSBC Holdings PLC	54,600	427,368
		848,871
Industrials (0.7%):
RELX PLC	23,041	581,543
Materials (1.5%):
Croda International PLC	3,923	266,444
Rio Tinto PLC	16,317	965,737
		1,232,181
		4,569,634
United States (51.2%):
Communication Services (5.4%):
Alphabet, Inc., Class C (a)	1,160	1,550,943
Facebook, Inc., Class A (a)	7,715	1,583,504
Verizon Communications, Inc.	22,708	1,394,271
		4,528,718
Consumer Discretionary (5.9%):
Amazon.com, Inc. (a)	803	1,483,815
McDonald's Corp.	4,331	855,849
Ross Stores, Inc.	10,463	1,218,102
The TJX Cos., Inc.	23,610	1,441,627
		4,999,393
Consumer Staples (4.7%):
Colgate-Palmolive Co.	15,305	1,053,596
PepsiCo, Inc.	11,772	1,608,879
The Estee Lauder Cos., Inc., Class A	6,266	1,294,180
		3,956,655

See notes to financial statements.

26

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Energy (1.9%):
ConocoPhillips	9,269	$602,763
Phillips 66	8,901	991,660
		1,594,423
Financials (8.5%):
Bank of America Corp.	47,644	1,678,022
CME Group, Inc.	2,125	426,530
JPMorgan Chase & Co.	15,900	2,216,460
MSCI, Inc.	4,509	1,164,134
The PNC Financial Services Group, Inc.	6,032	962,888
The Progressive Corp.	10,119	732,514
		7,180,548
Health Care (6.6%):
Amedisys, Inc. (a)	5,628	939,426
Amgen, Inc.	4,982	1,201,010
CVS Health Corp.	14,680	1,090,577
Eli Lilly & Co.	6,842	899,244
Johnson & Johnson	10,017	1,461,180
		5,591,437
Industrials (3.0%):
3M Co.	4,763	840,288
HD Supply Holdings, Inc. (a)	12,757	513,087
Honeywell International, Inc.	6,921	1,225,017
		2,578,392
Information Technology (12.9%):
Apple, Inc.	10,458	3,070,992
Cisco Systems, Inc.	18,699	896,804
Mastercard, Inc., Class A	7,452	2,225,093
Microsoft Corp.	21,710	3,423,667
Texas Instruments, Inc.	10,194	1,307,788
		10,924,344
Real Estate (1.2%):
Liberty Property Trust	16,551	993,888
Utilities (1.1%):
MGE Energy, Inc.	12,280	967,910
		43,315,708
Total Common Stocks (Cost $63,526,942)		81,863,129
Preferred Stocks (0.7%)
Brazil (0.7%):
Financials (0.7%):
Itau Unibanco Holding SA	62,215	576,332
Total Preferred Stocks (Cost $467,417)		576,332

See notes to financial statements.

27

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Exchange-Traded Funds (0.8%)
United States (0.8%):
iShares MSCI ACWI ETF	8,502	$673,784
Total Exchange-Traded Funds (Cost $651,291)		673,784
Collateral for Securities Loaned^ (0.1%)
United States (0.1%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	5,430	5,430
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	29,918	29,918
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	907	907
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	18,074	18,074
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	19,882	19,882
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	39,764	39,764
Total Collateral for Securities Loaned (Cost $113,975)		113,975
Total Investments (Cost $64,759,625) — 98.4%		83,227,220
Other assets in excess of liabilities — 1.6%		1,374,468
NET ASSETS — 100.00%		$84,601,688

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

28

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (97.6%)
Brazil (9.1%):
Consumer Discretionary (1.5%):
Cyrela Brazil Realty SA Empreendimentos e Participacoes	346,600	$2,577,658
Grupo SBF SA (a)	383,400	3,368,209
		5,945,867
Energy (1.3%):
Petroleo Brasileiro SA, ADR	330,844	5,273,654
Financials (2.8%):
Banco Bradesco SA, ADR	690,900	6,183,555
Banco do Brasil SA	406,400	5,364,810
		11,548,365
Health Care (0.9%):
Qualicorp Consultoria e Corretora de Seguros SA	394,600	3,653,280
Industrials (0.9%):
Companhia de Locacao das Americas	536,400	3,038,983
JSL SA	70,200	469,313
		3,508,296
Real Estate (1.0%):
Aliansce Sonae Shopping Centers SA	332,021	4,149,210
Utilities (0.7%):
Neoenergia SA	485,700	3,014,244
		37,092,916
Chile (0.1%):
Financials (0.1%):
Banco de Credito e Inversiones SA	10,438	473,432
China (30.5%):
Communication Services (6.2%):
Momo, Inc., ADR	61,866	2,072,511
Tencent Holdings Ltd.	439,015	21,151,413
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	543,800	2,105,389
		25,329,313
Consumer Discretionary (10.3%):
Alibaba Group Holding Ltd., ADR (a)	124,794	26,468,807
Gree Electric Appliances, Inc. of Zhuhai, Class A	261,800	2,468,970
Huayu Automotive Systems Co. Ltd., Class A	541,500	2,022,214
JD.com, Inc., ADR (a)	122,151	4,303,380
New Oriental Education & Technology Group, Inc., ADR (a)	21,906	2,656,102
Tongcheng-Elong Holdings Ltd. (a)	1,292,000	2,319,121
Topsports International Holdings Ltd. (b)	1,474,287	1,782,359
		42,020,953

See notes to financial statements.

29

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Consumer Staples (1.5%):
China Mengniu Dairy Co. Ltd. (c)	826,000	$3,341,462
Wuliangye Yibin Co. Ltd., Class A	143,350	2,743,358
		6,084,820
Energy (1.2%):
China Oilfield Services Ltd., Class H	3,096,000	4,861,085
Financials (5.8%):
China Construction Bank Corp., Class H	9,538,857	8,271,121
China Galaxy Securities Co. Ltd. (c)	6,438,000	3,792,875
China Merchants Bank Co. Ltd., Class H	671,500	3,452,489
Ping An Insurance Group Co. of China Ltd.	712,500	8,431,887
		23,948,372
Industrials (0.9%):
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	4,430,000	3,713,659
Information Technology (1.6%):
Beijing Sinnet Technology Co. Ltd., Class A	915,600	2,640,728
Kingdee International Software Group Co. Ltd.	1,434,000	1,434,723
Venustech Group, Inc., Class A	516,800	2,510,800
		6,586,251
Materials (1.6%):
Anhui Conch Cement Co. Ltd., Class H	546,000	3,978,483
Hengli Petrochemical Co. Ltd., Class A	1,116,900	2,584,205
		6,562,688
Real Estate (1.4%):
China SCE Group Holdings Ltd.	3,894,000	2,268,344
Sunac China Holdings Ltd.	591,000	3,528,515
		5,796,859
		124,904,000
Cyprus (0.6%):
Financials (0.6%):
TCS Group Holding PLC, GDR	112,142	2,414,367
Greece (1.0%):
Communication Services (0.7%):
Hellenic Telecommunications Organization SA	171,144	2,739,207
Industrials (0.3%):
Mytilineos Holdings SA	131,782	1,447,243
		4,186,450
Hong Kong (3.5%):
Energy (0.7%):
Kunlun Energy Co. Ltd.	3,424,000	3,025,091
Health Care (1.0%):
CSPC Pharmaceutical Group Ltd.	1,674,000	3,995,087
Information Technology (0.7%):
Kingboard Laminates Holdings Ltd.	2,289,500	2,838,165

See notes to financial statements.

30

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Real Estate (1.1%):
Shimao Property Holdings Ltd.	1,162,000	$4,503,488
		14,361,831
India (7.7%):
Consumer Discretionary (0.7%):
Aditya Birla Fashion and Retail Ltd. (a)	454,953	1,477,702
The Indian Hotels Co. Ltd.	598,202	1,215,675
		2,693,377
Energy (2.0%):
Petronet LNG Ltd.	537,435	2,018,401
Reliance Industries Ltd.	300,183	6,368,190
		8,386,591
Financials (2.5%):
Axis Bank Ltd.	284,699	3,009,841
Cholamandalam Investment and Finance Co. Ltd.	480,235	2,055,933
Housing Development Finance Corp. Ltd.	152,153	5,145,211
		10,210,985
Information Technology (1.1%):
HCL Technologies Ltd.	278,858	2,220,119
Infosys Technologies Ltd., ADR	205,954	2,125,445
		4,345,564
Materials (1.4%):
Berger Paints India Ltd.	289,990	2,095,230
UltraTech Cement Ltd.	38,542	2,185,739
UPL Ltd.	203,765	1,668,526
		5,949,495
		31,586,012
Indonesia (1.8%):
Financials (0.8%):
PT Bank Negara Indonesia (Persero) Tbk	5,875,200	3,317,246
Industrials (0.5%):
PT Wijaya Karya (Persero) Tbk	13,688,000	1,957,597
Materials (0.5%):
PT Indocement Tunggal Prakarsa Tbk	1,455,900	1,991,634
		7,266,477
Korea, Republic Of (13.6%):
Communication Services (0.3%):
Innocean Worldwide, Inc.	23,902	1,466,663
Consumer Discretionary (1.7%):
Fila Korea Ltd.	31,028	1,417,969
Hyundai Mobis Co. Ltd.	18,035	3,990,592
Kia Motors Corp.	39,230	1,498,408
		6,906,969

See notes to financial statements.

31

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Consumer Staples (0.4%):
NeoPharm Co. Ltd.	39,714	$1,659,275
Energy (0.7%):
SK Innovation Co. Ltd.	22,551	2,918,870
Financials (0.6%):
Hana Financial Group, Inc.	76,601	2,436,841
Health Care (0.7%):
Hanmi Pharm Co. Ltd. (a)	11,248	2,875,369
Industrials (0.6%):
Samsung Engineering Co. Ltd. (a)	140,004	2,314,038
Information Technology (8.0%):
Douzone Bizon Co. Ltd.	32,196	2,250,980
Samsung Electro-Mechanics Co. Ltd.	56,341	6,060,890
Samsung Electronics Co. Ltd.	353,861	17,053,670
SK Hynix, Inc.	89,350	7,268,471
		32,634,011
Materials (0.6%):
Ssangyong Cement Industrial Co. Ltd.	473,113	2,317,809
		55,529,845
Mexico (1.9%):
Consumer Discretionary (0.5%):
Alsea SAB de CV (a)	711,353	1,875,170
Financials (0.5%):
Gentera SAB de CV	1,980,392	2,039,773
Industrials (0.4%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	161,069	1,678,339
Real Estate (0.5%):
Corp Inmobiliaria Vesta SAB de CV	1,217,878	2,190,521
		7,783,803
Peru (1.0%):
Financials (1.0%):
Credicorp Ltd.	19,044	4,058,848
Philippines (1.4%):
Financials (1.4%):
BDO Unibank, Inc.	1,222,650	3,812,107
Metropolitan Bank & Trust Co.	1,454,070	1,902,836
		5,714,943
Poland (1.2%):
Communication Services (0.8%):
CD Projekt SA	42,729	3,152,073
Energy (0.4%):
Grupa Lotos SA	81,786	1,804,806
		4,956,879

See notes to financial statements.

32

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Russian Federation (3.3%):
Energy (1.7%):
LUKOIL PJSC, ADR	34,292	$3,384,963
LUKOIL PJSC	38,221	3,807,065
		7,192,028
Financials (0.9%):
Sberbank of Russia PJSC	222,856	3,671,433
Materials (0.7%):
MMC Norilsk Nickel PJSC, ADR	94,612	2,884,720
		13,748,181
Saudi Arabia (1.3%):
Consumer Discretionary (0.7%):
Jarir Marketing Co.	35,221	1,555,127
Leejam Sports Co. JSC	55,699	1,203,643
		2,758,770
Financials (0.6%):
Arab National Bank	350,419	2,558,336
		5,317,106
South Africa (4.1%):
Communication Services (1.0%):
Naspers Ltd.	24,211	3,964,181
Consumer Staples (0.7%):
The SPAR Group Ltd.	207,340	2,930,667
Financials (1.5%):
Liberty Holdings Ltd.	476,559	3,769,831
Nedbank Group Ltd.	162,871	2,495,181
		6,265,012
Materials (0.9%):
AngloGold Ashanti Ltd.	152,469	3,465,318
		16,625,178
Taiwan (10.5%):
Consumer Discretionary (0.6%):
Giant Manufacturing Co. Ltd.	316,000	2,249,662
Financials (2.3%):
Chailease Holding Co. Ltd.	556,200	2,564,163
Fubon Financial Holding Co. Ltd.	1,722,000	2,666,926
Yuanta Financial Holding Co. Ltd.	6,013,000	4,053,917
		9,285,006
Industrials (0.6%):
Far Eastern New Century Corp.	2,669,000	2,658,397
Information Technology (7.0%):
Globalwafers Co. Ltd.	462,000	5,916,951
Taiwan Semiconductor Manufacturing Co. Ltd.	1,696,998	18,783,338

See notes to financial statements.

33

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Walsin Technology Corp.	509,000	$4,063,190
		28,763,479
		42,956,544
Thailand (3.1%):
Communication Services (1.0%):
Advanced Info Service PCL	248,200	1,762,632
Plan B Media PCL	9,599,700	2,433,065
		4,195,697
Consumer Discretionary (0.2%):
Com7 PCL (c)	1,154,800	1,020,594
Consumer Staples (0.3%):
CP ALL PCL	515,600	1,242,518
Financials (0.6%):
Siam Commercial Bank PCL	560,800	2,280,732
Industrials (0.5%):
Gunkul Engineering PCL	19,056,400	1,894,600
Materials (0.5%):
Tipco Asphalt PCL	3,169,200	2,240,424
		12,874,565
Turkey (0.9%):
Consumer Discretionary (0.5%):
Tofas Turk Otomobil Fabrikasi AS	438,561	1,982,038
Energy (0.4%):
Tupras Turkiye Petrol Rafinerileri AS	78,129	1,667,514
		3,649,552
United Kingdom (1.0%):
Materials (1.0%):
Anglo American PLC	61,435	1,764,632
Antofagasta PLC	198,141	2,398,674
		4,163,306
Total Common Stocks (Cost $333,346,744)		399,664,235
Preferred Stocks (0.7%)
Brazil (0.7%):
Industrials (0.7%):
Randon SA Implementos e Participacoes	855,100	2,859,147
Total Preferred Stocks (Cost $1,853,592)		2,859,147
Collateral for Securities Loaned^ (0.6%)
United States (0.6%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (d)	111,877	111,877
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (d)	616,359	616,359
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (d)	18,686	18,686

See notes to financial statements.

34

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (d)	372,345	$372,345
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (d)	409,608	409,608
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (d)	819,188	819,189
Total Collateral for Securities Loaned (Cost $2,348,063)		2,348,064
Total Investments (Cost $337,548,399) — 98.9%		404,871,446
Other assets in excess of liabilities — 1.1%		4,697,297
NET ASSETS — 100.00%		$409,568,743

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $1,782,359 and amounted to 0.4% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

35

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (96.2%)
Brazil (6.1%):
Consumer Discretionary (2.4%):
Even Construtora E Incorporadora SA (a)	13,600	$52,910
Grupo SBF SA (a)	8,300	72,916
		125,826
Financials (0.8%):
Banco ABC Brasil SA	8,408	42,323
Health Care (0.9%):
Qualicorp Consultoria e Corretora de Seguros SA	5,300	49,068
Industrials (1.1%):
Companhia de Locacao das Americas	7,200	40,792
JSL SA	2,300	15,376
		56,168
Real Estate (0.9%):
Aliansce Sonae Shopping Centers SA	3,890	48,613
		321,998
Canada (0.8%):
Energy (0.8%):
Parex Resources, Inc. (a)	2,187	40,678
China (11.7%):
Communication Services (0.8%):
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	11,594	44,888
Consumer Discretionary (0.6%):
Tongcheng-Elong Holdings Ltd. (a)	17,200	30,874
Consumer Staples (1.2%):
Anhui Kouzi Distillery Co. Ltd., Class A	4,100	32,365
Ausnutria Dairy Corp. Ltd.	23,000	33,144
		65,509
Energy (0.8%):
China Suntien Green Energy Corp. Ltd., Class H	141,000	40,726
Health Care (0.7%):
Luye Pharma Group Ltd. (b)(c)	46,000	34,490
Industrials (1.3%):
Shenzhen Expressway Co. Ltd., Class H (b)	24,000	34,441
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	43,200	36,215
		70,656
Information Technology (3.2%):
Beijing Sinnet Technology Co. Ltd., Class A	13,700	39,513
Chinasoft International Ltd.	82,000	46,290

See notes to financial statements.

36

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Kingdee International Software Group Co. Ltd.	42,000	$42,021
Venustech Group, Inc., Class A	8,100	39,353
		167,177
Materials (0.7%):
West China Cement Ltd.	242,000	39,775
Real Estate (2.4%):
China SCE Group Holdings Ltd.	90,000	52,427
Times Property Holdings Ltd.	20,000	39,857
Yuzhou Properties Co. Ltd.	63,000	34,662
		126,946
		621,041
Cyprus (1.0%):
Financials (1.0%):
TCS Group Holding PLC, GDR	2,468	53,135
Egypt (0.8%):
Health Care (0.8%):
Cleopatra Hospital (a)	109,599	41,314
Greece (2.0%):
Industrials (1.1%):
Mytilineos Holdings SA	5,393	59,226
Utilities (0.9%):
Terna Energy SA	5,311	45,647
		104,873
Hong Kong (1.7%):
Communication Services (0.6%):
CITIC Telecom International Holdings Ltd.	87,000	31,711
Information Technology (1.0%):
Kingboard Laminates Holdings Ltd. (b)	41,500	51,445
Real Estate (0.1%):
Times Neighborhood Holdings Ltd. (a)	7,692	4,788
		87,944
India (11.0%):
Consumer Discretionary (2.2%):
Aditya Birla Fashion and Retail Ltd. (a)	18,739	60,865
The Indian Hotels Co. Ltd.	28,036	56,975
		117,840
Energy (1.0%):
Petronet LNG Ltd.	13,893	52,177
Financials (2.2%):
Cholamandalam Investment and Finance Co. Ltd.	10,115	43,303

See notes to financial statements.

37

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Federal Bank Ltd.	23,013	$28,368
Manappuram Finance Ltd.	18,425	45,820
		117,491
Health Care (1.0%):
Alkem Laboratories Ltd.	1,966	55,498
Industrials (2.1%):
Engineers India Ltd.	38,150	52,928
PNC Infratech Ltd.	21,258	57,092
		110,020
Materials (1.5%):
Berger Paints India Ltd.	7,546	54,521
JK Lakshmi Cement Ltd.	6,835	26,815
		81,336
Utilities (1.0%):
CESC Ltd.	5,041	52,056
		586,418
Indonesia (3.6%):
Consumer Discretionary (0.9%):
PT Mitra Adiperkasa Tbk	645,600	49,061
Industrials (0.7%):
PT Wijaya Karya (Persero) Tbk	245,200	35,067
Materials (1.4%):
PT Indocement Tunggal Prakarsa Tbk	26,700	36,525
PT Merdeka Copper Gold Tbk (a)	485,000	37,379
		73,904
Real Estate (0.6%):
PT Bekasi Fajar Industrial Estate Tbk	2,031,400	31,613
		189,645
Korea, Republic Of (16.4%):
Communication Services (1.8%):
AfreecaTV Co. Ltd.	807	48,036
Innocean Worldwide, Inc.	784	48,107
		96,143
Consumer Discretionary (1.5%):
Fila Korea Ltd.	749	34,229
Hyosung TNC Co. Ltd.	329	43,790
		78,019
Consumer Staples (1.3%):
BGF Retail Co. Ltd.	250	36,584
NeoPharm Co. Ltd.	858	35,848
		72,432

See notes to financial statements.

38

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Health Care (3.8%):
Caregen Co. Ltd. (a)(d)(e)	571	$33,999
Dong-A ST Co. Ltd.	459	47,150
Hanall Biopharma Co. Ltd. (a)	1,347	42,035
Il Dong Pharmaceutical Co. Ltd. (a)	2,570	37,086
I-Sens, Inc.	1,876	41,617
		201,887
Industrials (0.8%):
Samsung Engineering Co. Ltd. (a)	2,510	41,486
Information Technology (5.3%):
Douzone Bizon Co. Ltd.	813	56,841
HyVision System, Inc. (a)	4,986	53,702
LG Innotek Co. Ltd.	361	43,517
SFA Engineering Corp.	1,084	43,301
Tokai Carbon Korea Co. Ltd.	584	33,240
Unitest, Inc.	4,026	49,844
		280,445
Materials (1.9%):
Hansol Chemical Co. Ltd.	616	56,380
Ssangyong Cement Industrial Co. Ltd.	8,767	42,950
		99,330
		869,742
Malaysia (1.0%):
Financials (1.0%):
RHB Capital Berhad	36,400	51,445
Mexico (2.7%):
Consumer Discretionary (0.7%):
Alsea SAB de CV (a)	13,897	36,634
Financials (1.1%):
Gentera SAB de CV	58,326	60,075
Industrials (0.9%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	4,684	48,807
		145,516
Peru (1.3%):
Financials (0.7%):
Intercorp Financial Services, Inc.	882	36,074
Industrials (0.6%):
Ferreycorp SAA	51,229	33,889
		69,963
Philippines (2.4%):
Consumer Discretionary (0.9%):
Bloomberry Resorts Corp.	220,500	49,179

See notes to financial statements.

39

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Financials (0.7%):
Metropolitan Bank & Trust Co.	27,960	$36,589
Industrials (0.8%):
Cebu Air, Inc.	25,220	44,532
		130,300
Poland (1.6%):
Communication Services (0.9%):
CD Projekt SA	692	51,048
Energy (0.7%):
Grupa Lotos SA	1,666	36,764
		87,812
Saudi Arabia (2.1%):
Consumer Discretionary (1.5%):
Jarir Marketing Co.	857	37,839
Leejam Sports Co. JSC	1,979	42,766
		80,605
Financials (0.6%):
Bupa Arabia for Cooperative Insurance Co.	1,231	33,632
		114,237
South Africa (3.3%):
Consumer Staples (0.8%):
The SPAR Group Ltd.	3,206	45,316
Financials (0.7%):
Liberty Holdings Ltd.	4,862	38,461
Materials (1.8%):
AngloGold Ashanti Ltd.	1,799	40,888
Impala Platinum Holdings Ltd. (a)	5,195	53,107
		93,995
		177,772
Taiwan (15.6%):
Consumer Discretionary (3.9%):
Giant Manufacturing Co. Ltd.	5,000	35,596
Power Wind Health Industry, Inc.	6,692	44,760
Poya International Co. Ltd.	4,000	56,245
Tong Yang Industry Co. Ltd.	23,000	35,787
Topkey Corp.	7,000	32,550
		204,938
Financials (2.0%):
Chailease Holding Co. Ltd.	11,330	52,233
China Life Insurance Co. Ltd. (a)	62,000	52,936
		105,169

See notes to financial statements.

40

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Health Care (0.7%):
Bioteque Corp.	9,000	$39,166
Industrials (1.0%):
Taiwan Secom Co. Ltd.	18,000	53,319
Information Technology (7.0%):
Flexium Interconnect, Inc.	17,000	65,036
Formosa Sumco Technology Corp.	12,000	46,855
Global Unichip Corp.	5,000	40,249
Micro-Star International Co. Ltd.	17,000	49,156
Sino-American Silicon Products, Inc.	17,000	56,468
Walsin Technology Corp.	8,000	63,862
Wistron Corp.	53,000	50,180
		371,806
Materials (1.0%):
Shinkong Synthetic Fibers Corp.	130,000	52,220
		826,618
Taiwan, Province Of China (3.3%):
Consumer Discretionary (0.8%):
La Kaffa International Co. Ltd.	7,000	39,629
Information Technology (2.5%):
Holy Stone Enterprise Co. Ltd.	12,000	46,491
Lelon Electronics Corp.	31,000	45,422
Supreme Electronics Co. Ltd.	41,000	41,238
		133,151
		172,780
Thailand (4.9%):
Communication Services (1.3%):
Major Cineplex Group PCL	37,200	31,339
Plan B Media PCL	160,100	40,578
		71,917
Consumer Discretionary (1.0%):
Com7 PCL	17,600	15,555
Somboon Advance Technology PCL	68,100	35,459
		51,014
Financials (1.0%):
Kiatnakin Bank PCL	24,000	52,842
Industrials (0.8%):
Gunkul Engineering PCL	415,800	41,339
Materials (0.8%):
Tipco Asphalt PCL	58,700	41,497
		258,609

See notes to financial statements.

41

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Turkey (2.9%):
Consumer Discretionary (1.5%):
Kordsa Teknik Tekstil AS	19,545	$43,023
Tofas Turk Otomobil Fabrikasi AS	8,224	37,168
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (a)	—	—	(f)
		80,191
Consumer Staples (0.8%):
BIM Birlesik Magazalar AS	5,110	40,135
Energy (0.6%):
Tupras Turkiye Petrol Rafinerileri AS	1,531	32,677
		153,003
Total Common Stocks (Cost $4,540,571)		5,104,843
Preferred Stocks (2.1%)
Brazil (2.1%):
Financials (1.0%):
Banco do Estado do Rio Grande do Sul SA, Class B	9,700	52,442
Industrials (1.1%):
Randon SA Implementos e Participacoes	17,400	58,179
		110,621
Total Preferred Stocks (Cost $82,964)		110,621
Collateral for Securities Loaned^ (2.1%)
United States (2.1%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (g)	5,444	5,444
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (g)	29,994	29,994
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (g)	909	909
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (g)	18,120	18,120
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (g)	19,933	19,933
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (g)	39,865	39,865
Total Collateral for Securities Loaned (Cost $114,265)		114,265
Total Investments (Cost $4,737,800) — 100.3%		5,329,729
Liabilities in excess of other assets — (0.3)%		(14,390)
NET ASSETS — 100.00%		$5,315,339

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $34,490 and amounted to 0.6% of net assets.

See notes to financial statements.

42

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2019

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.6% of the Fund's net assets as of December 31, 2019. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, illiquid securities were 0.6% of the Fund's net assets.

(f)  Rounds to less than $1.

(g)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

43

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory RS International Fund		Victory RS Global Fund
ASSETS:
Investments, at value (Cost $251,139,528 and $64,759,625)	$271,102,308	(a)	$83,227,220	(b)
Foreign currency, at value (Cost $— and $8,212)	—		8,263
Cash and cash equivalents	9,021,906		1,468,851
Interest and dividends receivable	117,881		54,198
Receivable for capital shares issued	629,350		8,244
Reclaims receivable	122,806		49,468
Receivable from Adviser	84,949		89,276
Prepaid expenses	24,970		25,865
Total Assets	281,104,170		84,931,385
LIABILITIES:
Payables:
Collateral received on loaned securities	22,253		113,975
Capital shares redeemed	11,637		82,064
Accrued foreign capital gains taxes	—		24,555
Accrued expenses and other payables:
Investment advisory fees	183,287		56,301
Administration fees	13,446		4,060
Custodian fees	10,379		5,588
Transfer agent fees	19,174		15,244
Compliance fees	193		64
Trustees' fees	246		84
12b-1 fees	3,684		4,708
Other accrued expenses	26,656		23,054
Total Liabilities	290,955		329,697
NET ASSETS:
Capital	259,971,310		67,201,219
Total distributable earnings/(loss)	20,841,905		17,400,469
Net Assets	$280,813,215		$84,601,688
Net Assets
Class A Shares	$22,619,937		$26,471,375
Class C Shares	1,479,759		3,100,604
Class R Shares	2,652,250		2,365,182
Class R6 Shares	178,695,422		123,523
Class Y Shares	75,365,847		52,541,004
Total	$280,813,215		$84,601,688
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,749,583		1,780,930
Class C Shares	158,076		215,649
Class R Shares	219,795		127,474
Class R6 Shares	16,700,345		11,158
Class Y Shares	5,915,552		3,568,608
Total	24,743,351		5,703,819
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$12.93		$14.86
Class C Shares (c)	$9.36		$14.38
Class R Shares	$12.07		$18.55
Class R6 Shares	$10.70		$11.07
Class Y Shares	$12.74		$14.72
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.72		$15.77

(a)  Includes $20,962 of securities on loan.

(b)  Includes $108,428 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

44

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
ASSETS:
Investments, at value (Cost $337,548,399 and $4,737,800)	$404,871,446	(a)	$5,329,729	(b)
Foreign currency, at value (Cost $613,608 and $16,538)	615,331		16,582
Cash and cash equivalents	5,959,614		60,655
Interest and dividends receivable	1,091,450		6,872
Receivable for capital shares issued	415,983		—
Receivable for investments sold	516,427		4,624
Reclaims receivable	5,123		626
Receivable from Adviser	203,968		27,310
Prepaid expenses	18,646		29,703
Total Assets	413,697,988		5,476,101
LIABILITIES:
Payables:
Collateral received on loaned securities	2,348,064		114,265
Investments purchased	188,943		5,069
Capital shares redeemed	951,027		—
Accrued foreign capital gains taxes	110,426		2,305
Accrued expenses and other payables:
Investment advisory fees	333,585		5,498
Administration fees	19,089		252
Custodian fees	39,167		6,998
Transfer agent fees	65,134		586
Compliance fees	253		3
Trustees' fees	371		5
12b-1 fees	12,336		96
Other accrued expenses	60,850		25,685
Total Liabilities	4,129,245		160,762
NET ASSETS:
Capital	358,355,172		4,785,441
Total distributable earnings/(loss)	51,213,571		529,898
Net Assets	$409,568,743		$5,315,339
Net Assets
Class A Shares	$62,346,075		$336,117
Class C Shares	5,787,369		139,880
Class R Shares	13,816,277		—
Class R6 Shares	72,196,074		—
Class Y Shares	255,422,948		4,839,342
Total	$409,568,743		$5,315,339
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,917,252		45,887
Class C Shares	362,978		21,016
Class R Shares	689,728		—
Class R6 Shares	3,330,016		—
Class Y Shares	11,888,863		663,512
Total	19,188,837		730,415

(continues on next page)

See notes to financial statements.

45

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019

  (continued)

	Victory Sophus Emerging Markets Fund	Victory Sophus Emerging Markets Small Cap Fund
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$21.37	$7.32
Class C Shares (c)	$15.94	$6.66
Class R Shares	$20.03	$—
Class R6 Shares	$21.68	$—
Class Y Shares	$21.48	$7.29
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$22.67	$7.77

(a)  Includes $2,231,350 of securities on loan.

(b)  Includes $108,339 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

46

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory RS International Fund	Victory RS Global Fund
Investment Income:
Dividends	$2,546,176	$1,449,690
Interest	67,329	22,063
Securities lending (net of fees)	6,582	3,802
Foreign tax withholding	(271,036)	(83,015)
Total Income	2,349,051	1,392,540
Expenses:
Investment advisory fees	770,705	440,299
Administration fees	57,617	33,407
12b-1 fees — Class A Shares	46,383	25,849
12b-1 fees — Class C Shares	12,079	26,974
12b-1 fees — Class R Shares	11,111	10,214
Custodian fees	49,822	23,811
Transfer agent fees	1,616	1,889
Transfer agent fees — Class A Shares	34,579	13,799
Transfer agent fees — Class C Shares	1,801	3,127
Transfer agent fees — Class R Shares	4,403	5,085
Transfer agent fees — Class R6 Shares (a)	71	41
Transfer agent fees — Class Y Shares	34,510	40,551
Trustees' fees	5,366	5,042
Compliance fees	646	421
Legal and audit fees	19,571	16,868
State registration and filing fees	73,214	71,746
Other expenses	45,886	34,917
Total Expenses	1,169,380	754,040
Expenses waived/reimbursed by Adviser	(266,869)	(359,812)
Net Expenses	902,511	394,228
Net Investment Income (Loss)	1,446,540	998,312
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(113,975)	(631,233)
Foreign refunds (taxes) on realized gains	—	4,492
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	19,916,509	14,003,091
Net change in accrued foreign taxes on unrealized gains	—	(14,260)
Net realized/unrealized gains (losses) on investments	19,802,534	13,362,090
Change in net assets resulting from operations	$21,249,074	$14,360,402

(a)  Victory RS International Fund and Victory RS Global Fund Class R6 Shares commenced operations on May 2, 2019.

See notes to financial statements.

47

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory Sophus Emerging Markets Fund	Victory Sophus Emerging Markets Small Cap Fund
Investment Income:
Cash dividends	$10,660,335	$156,569
Non-cash dividends	2,201,220	—
Interest	108,019	1,332
Securities lending (net of fees)	106,868	1,234
Foreign tax withholding	(1,007,324)	(18,652)
Total Income	12,069,118	140,483
Expenses:
Investment advisory fees	3,610,821	63,853
Administration fees	220,457	3,120
12b-1 fees — Class A Shares	149,334	764
12b-1 fees — Class C Shares	77,691	1,382
12b-1 fees — Class R Shares	65,879	—
Custodian fees	236,806	54,601
Transfer agent fees	11,313	1,415
Transfer agent fees — Class A Shares	91,900	589
Transfer agent fees — Class C Shares	10,200	178
Transfer agent fees — Class R Shares	21,981	—
Transfer agent fees — Class R6 Shares	1,452	—
Transfer agent fees — Class Y Shares	238,165	1,746
Trustees' fees	29,229	1,670
Compliance fees	2,807	40
Legal and audit fees	56,251	26,442
State registration and filing fees	95,949	41,818
Line of credit fees	—	119
Interfund lending fees	1,166	10
Other expenses	107,545	32,649
Total Expenses	5,028,946	230,396
Expenses waived/reimbursed by Adviser	(1,124,230)	(151,458)
Net Expenses	3,904,716	78,938
Net Investment Income (Loss)	8,164,402	61,545
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(6,722,276)	112,327
Foreign refunds (taxes) on realized gains	(54,657)	6,291
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	72,571,401	788,244
Net change in accrued foreign taxes on unrealized gains	(15,750)	(2,303)
Net realized/unrealized gains (losses) on investments	65,778,718	904,559
Change in net assets resulting from operations	$73,943,120	$966,104

See notes to financial statements.

48

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$1,446,540	$477,399	$998,312	$570,635
Net realized gains (losses) from investments	(113,975)	1,177,830	(626,741)	860,931
Net change in unrealized appreciation/depreciation on investments	19,916,509	(4,529,981)	13,988,831	(3,474,816)
Change in net assets resulting from operations	21,249,074	(2,874,752)	14,360,402	(2,043,250)
Distributions to Shareholders:
Class A Shares	(14,432)	(284,566)	(298,099)	(235,004)
Class C Shares	(963)	(11,666)	(18,415)	(90,683)
Class R Shares	(1,332)	(31,806)	(18,008)	(63,429)
Class R6 Shares (a)	(400,310)	—	(1,870)	—
Class Y Shares	(155,010)	(123,500)	(719,354)	(1,171,457)
Change in net assets resulting from distributions to shareholders	(572,047)	(451,538)	(1,055,746)	(1,560,573)
Change in net assets resulting from capital transactions	235,953,255	2,287,100	35,779,871	6,560,242
Change in net assets	256,630,282	(1,039,190)	49,084,527	2,956,419
Net Assets:
Beginning of period	24,182,933	25,222,123	35,517,161	32,560,742
End of period	$280,813,215	$24,182,933	$84,601,688	$35,517,161

(a)  Victory RS International Fund and Victory RS Global Fund Class R6 Shares commenced operations on May 2, 2019.

(continues on next page)

See notes to financial statements.

49

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,373,842	$2,288,447	$20,850,831	$3,860,237
Distributions reinvested	14,244	281,572	297,840	234,677
Cost of shares redeemed	(3,048,817)	(3,237,246)	(2,936,045)	(1,373,547)
Total Class A Shares	$3,339,269	$(667,227)	$18,212,626	$2,721,367
Class C Shares
Proceeds from shares issued	$819,811	$194,402	$795,903	$971,122
Distributions reinvested	960	11,611	17,374	85,530
Cost of shares redeemed	(247,174)	(465,668)	(737,389)	(594,065)
Total Class C Shares	$573,597	$(259,655)	$75,888	$462,587
Class R Shares
Proceeds from shares issued	$927,579	$223,517	$771,536	$1,047,820
Distributions reinvested	1,332	31,806	18,002	63,412
Cost of shares redeemed	(477,688)	(706,064)	(869,410)	(1,274,358)
Total Class R Shares	$451,223	$(450,741)	$(79,872)	$(163,126)
Class R6 Shares (a)
Proceeds from shares issued	$173,919,837	$—	$116,672	$—
Distributions reinvested	397,374	—	1,870	—
Cost of shares redeemed	(6,233,457)	—	—	—
Total Class R6 Shares	$168,083,754	$—	$118,542	$—
Class Y Shares
Proceeds from shares issued	$67,946,711	$4,390,231	$28,548,290	$9,260,102
Distributions reinvested	154,814	120,168	711,835	1,155,690
Cost of shares redeemed	(4,596,113)	(845,676)	(11,807,438)	(6,876,378)
Total Class Y Shares	$63,505,412	$3,664,723	$17,452,687	$3,539,414
Change in net assets resulting from capital transactions	$235,953,255	$2,287,100	$35,779,871	$6,560,242

(a)  Victory RS International Fund and Victory RS Global Fund Class R6 Shares commenced operations on May 2, 2019.

(continues on next page)

See notes to financial statements.

50

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	523,906	195,662	1,487,189	307,527
Reinvested	1,104	26,639	20,145	20,347
Redeemed	(253,679)	(271,037)	(220,393)	(105,006)
Total Class A Shares	271,331	(48,736)	1,286,941	222,868
Class C Shares
Issued	95,902	23,020	59,708	76,188
Reinvested	103	1,506	1,215	7,669
Redeemed	(28,453)	(53,829)	(56,283)	(47,913)
Total Class C Shares	67,552	(29,303)	4,640	35,944
Class R Shares
Issued	83,638	20,065	45,802	63,257
Reinvested	111	3,216	976	4,422
Redeemed	(43,472)	(65,948)	(52,905)	(78,778)
Total Class R Shares	40,277	(42,667)	(6,127)	(11,099)
Class R6 Shares (a)
Issued	17,284,970	—	10,988	—
Reinvested	37,199	—	170	—
Redeemed	(621,824)	—	—	—
Total Class R6 Shares	16,700,345	—	11,158	—
Class Y Shares
Issued	5,719,982	373,965	2,167,090	722,761
Reinvested	12,169	11,555	48,603	101,047
Redeemed	(387,903)	(75,831)	(884,579)	(538,364)
Total Class Y Shares	5,344,248	309,689	1,331,114	285,444
Change in Shares	22,423,753	188,983	2,627,726	533,157

(a)  Victory RS International Fund and Victory RS Global Fund Class R6 Shares commenced operations on May 2, 2019.

See notes to financial statements.

51

Victory Portfolios	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$8,164,402	$4,102,037	$61,545	$45,674
Net realized gains (losses) from investments	(6,776,933)	(14,816,850)	118,618	206,641
Net change in unrealized appreciation/depreciation on investments	72,555,651	(57,042,614)	785,941	(1,413,651)
Change in net assets resulting from operations	73,943,120	(67,757,427)	966,104	(1,161,336)
Distributions to Shareholders:
Class A Shares	(277,823)	(2,404,521)	(2,782)	(77,275)
Class C Shares	—	(487,115)	(314)	(28,802)
Class R Shares	(39,217)	(557,638)	—	—
Class R6 Shares	(562,165)	(1,290,095)	—	—
Class Y Shares	(1,923,302)	(7,886,236)	(56,360)	(697,233)
Change in net assets resulting from distributions to shareholders	(2,802,507)	(12,625,605)	(59,456)	(803,310)
Change in net assets resulting from capital transactions	51,599,325	137,334,265	72,811	(938,856)
Change in net assets	122,739,938	56,951,233	979,459	(2,903,502)
Net Assets:
Beginning of period	286,828,805	229,877,572	4,335,880	7,239,382
End of period	$409,568,743	$286,828,805	$5,315,339	$4,335,880

(continues on next page)

See notes to financial statements.

52

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$9,482,029	$33,865,822	$32,131	$292,487
Distributions reinvested	271,641	2,332,176	2,782	77,275
Cost of shares redeemed	(16,188,808)	(39,120,936)	(93,194)	(1,300,280)
Total Class A Shares	$(6,435,138)	$(2,922,938)	$(58,281)	$(930,518)
Class C Shares
Proceeds from shares issued	$530,542	$2,799,033	$18,900	$115,563
Distributions reinvested	—	472,508	314	24,961
Cost of shares redeemed	(6,342,404)	(5,728,052)	(16,359)	(64,924)
Total Class C Shares	$(5,811,862)	$(2,456,511)	$2,855	$75,600
Class R Shares
Proceeds from shares issued	$1,606,429	$3,155,291	$—	$—
Distributions reinvested	39,076	555,098	—	—
Cost of shares redeemed	(3,009,268)	(5,171,495)	—	—
Total Class R Shares	$(1,363,763)	$(1,461,106)	$—	$—
Class R6 Shares
Proceeds from shares issued	$44,467,648	$19,872,256	$—	$—
Distributions reinvested	562,165	1,290,095	—	—
Cost of shares redeemed	(12,538,852)	(4,453,645)	—	—
Total Class R6 Shares	$32,490,961	$16,708,706	$—	$—
Class Y Shares
Proceeds from shares issued	$111,480,099	$220,978,809	$944,047	$5,720,498
Distributions reinvested	1,893,634	7,831,210	56,360	697,233
Cost of shares redeemed	(80,654,606)	(101,343,905)	(872,170)	(6,501,669)
Total Class Y Shares	$32,719,127	$127,466,114	$128,237	$(83,938)
Change in net assets resulting from capital transactions	$51,599,325	$137,334,265	$72,811	$(938,856)

(continues on next page)
See notes to financial statements.

53

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	497,792	1,521,048	4,925	28,462
Reinvested	12,862	134,716	384	12,922
Redeemed	(849,774)	(1,795,173)	(14,442)	(130,028)
Total Class A Shares	(339,120)	(139,409)	(9,133)	(88,644)
Class C Shares
Issued	37,273	165,816	3,242	12,466
Reinvested	—	36,742	48	4,588
Redeemed	(450,593)	(354,786)	(2,616)	(7,100)
Total Class C Shares	(413,320)	(152,228)	674	9,954
Class R Shares
Issued	89,819	152,588	—	—
Reinvested	1,974	34,252	—	—
Redeemed	(166,112)	(266,765)	—	—
Total Class R Shares	(74,319)	(79,925)	—	—
Class R6 Shares
Issued	2,305,144	957,135	—	—
Reinvested	26,252	73,315	—	—
Redeemed	(654,118)	(200,408)	—	—
Total Class R6 Shares	1,677,278	830,042	—	—
Class Y Shares
Issued	5,878,564	10,283,738	142,497	632,138
Reinvested	89,198	448,845	7,798	116,985
Redeemed	(4,237,322)	(5,031,804)	(129,332)	(670,562)
Total Class Y Shares	1,730,440	5,700,779	20,963	78,561
Change in Shares	2,580,959	6,159,259	12,504	(129)

See notes to financial statements.

54

This page is intentionally left blank.

55

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory RS International Fund
Class A
Year Ended 12/31/19	$10.63	0.26	2.05	2.31	— (e)	(0.01)	(0.01)
Year Ended 12/31/18	$12.12	0.23	(1.52)	(1.29)	(0.20)	—	(0.20)
Year Ended 12/31/17	$9.84	0.19	2.29	2.48	(0.20)	—	(0.20)
Year Ended 12/31/16	$9.78	0.16	(0.07)	0.09	(0.17)	—	(0.17)
Year Ended 12/31/15	$9.87	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Class C
Year Ended 12/31/19	$7.76	0.12	1.49	1.61	—	(0.01)	(0.01)
Year Ended 12/31/18	$8.89	0.11	(1.11)	(1.00)	(0.13)	—	(0.13)
Year Ended 12/31/17	$7.26	0.08	1.68	1.76	(0.13)	—	(0.13)
Year Ended 12/31/16	$7.26	0.07	(0.08)	(0.01)	(0.13)	—	(0.13)
Year Ended 12/31/15	$7.36	0.05	(0.07)	(0.02)	(0.08)	—	(0.08)
Class R
Year Ended 12/31/19	$9.95	0.21	1.92	2.13	—	(0.01)	(0.01)
Year Ended 12/31/18	$11.35	0.19	(1.42)	(1.23)	(0.17)	—	(0.17)
Year Ended 12/31/17	$9.23	0.15	2.14	2.29	(0.17)	—	(0.17)
Year Ended 12/31/16	$9.18	0.11	(0.06)	0.05	(0.14)	—	(0.14)
Year Ended 12/31/15	$9.27	0.11	(0.09)	0.02	(0.11)	—	(0.11)
Class R6
5/2/2019(g) through 12/31/19	$10.00	0.06	0.67	0.73	(0.02)	(0.01)	(0.03)
Class Y
Year Ended 12/31/19	$10.47	0.22	2.08	2.30	(0.02)	(0.01)	(0.03)
Year Ended 12/31/18	$11.93	0.23	(1.47)	(1.24)	(0.22)	—	(0.22)
Year Ended 12/31/17	$9.69	0.22	2.26	2.48	(0.24)	—	(0.24)
Year Ended 12/31/16	$9.62	0.18	(0.06)	0.12	(0.19)	—	(0.19)
Year Ended 12/31/15	$9.70	0.18	(0.09)	0.09	(0.17)	—	(0.17)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Amount is less than $0.005 per share.

(f)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(g)  Commencement of operations.

See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)		Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS International Fund
Class A
Year Ended 12/31/19	—	$12.93	21.72%		1.13%	2.18%	1.55%	$22,620	20%
Year Ended 12/31/18	—	$10.63	(10.65)%		1.13%	1.97%	1.61%	$15,716	52%
Year Ended 12/31/17	—	$12.12	25.26%		1.20%	1.66%	1.81%	$18,512	60%
Year Ended 12/31/16	0.14	$9.84	2.41	%(f)	1.40%	1.64%	1.95%	$16,799	103%
Year Ended 12/31/15	—	$9.78	0.64%		1.40%	1.49%	1.89%	$19,416	117%
Class C
Year Ended 12/31/19	—	$9.36	20.70%		1.88%	1.39%	3.14%	$1,480	20%
Year Ended 12/31/18	—	$7.76	(11.24)%		1.88%	1.23%	3.52%	$702	52%
Year Ended 12/31/17	—	$8.89	24.25%		1.95%	0.92%	3.26%	$1,066	60%
Year Ended 12/31/16	0.14	$7.26	1.77	%(f)	2.15%	0.97%	3.05%	$1,228	103%
Year Ended 12/31/15	—	$7.26	(0.27)%		2.27%	0.65%	2.82%	$1,969	117%
Class R
Year Ended 12/31/19	—	$12.07	21.37%		1.38%	1.87%	2.32%	$2,652	20%
Year Ended 12/31/18	—	$9.95	(10.85)%		1.38%	1.73%	2.31%	$1,786	52%
Year Ended 12/31/17	—	$11.35	24.85%		1.48%	1.39%	2.48%	$2,522	60%
Year Ended 12/31/16	0.14	$9.23	2.06	%(f)	1.80%	1.26%	2.29%	$2,279	103%
Year Ended 12/31/15	—	$9.18	0.22%		1.86%	1.10%	2.28%	$2,707	117%
Class R6
5/2/2019(g) through 12/31/19	—	$10.70	7.24%		0.83%	0.92%	0.97%	$178,695	20%
Class Y
Year Ended 12/31/19	—	$12.74	21.94%		0.88%	1.80%	1.16%	$75,366	20%
Year Ended 12/31/18	—	$10.47	(10.38)%		0.88%	1.97%	1.62%	$5,979	52%
Year Ended 12/31/17	—	$11.93	25.56%		0.94%	1.98%	1.85%	$3,122	60%
Year Ended 12/31/16	0.14	$9.69	2.69	%(f)	1.15%	1.93%	1.80%	$2,626	103%
Year Ended 12/31/15	—	$9.62	0.92%		1.15%	1.76%	1.75%	$3,904	117%

See notes to financial statements.

57

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital
Victory RS Global Fund
Class A
Year Ended 12/31/19	$11.53	0.21	3.29	3.50	(0.16)	(0.01)	—
Year Ended 12/31/18	$12.75	0.20	(0.90)	(0.70)	(0.16)	(0.36)	—
Year Ended 12/31/17	$11.16	0.15	2.53	2.68	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.56	0.13	0.65	0.78	(0.03)	(1.15)	—
Year Ended 12/31/15	$11.56	0.11	0.32	0.43	(0.11)	(0.32)	—
Class C
Year Ended 12/31/19	$11.17	0.14	3.16	3.30	(0.08)	(0.01)	—
Year Ended 12/31/18	$12.38	0.10	(0.87)	(0.77)	(0.08)	(0.36)	—
Year Ended 12/31/17	$10.95	0.05	2.47	2.52	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.42	0.05	0.63	0.68	—	(1.15)	—
Year Ended 12/31/15	$11.43	0.01	0.32	0.33	(0.02)	(0.32)	—
Class R
Year Ended 12/31/19	$14.37	0.25	4.07	4.32	(0.13)	(0.01)	—
Year Ended 12/31/18	$15.76	0.20	(1.10)	(0.90)	(0.13)	(0.36)	—
Year Ended 12/31/17	$13.62	0.05	3.18	3.23	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.50	0.09	3.43	3.52	(0.25)	(1.15)	—
Year Ended 12/31/15	$11.50	0.06	0.32	0.38	(0.06)	(0.32)	—
Class R6
5/2/19(f) through 12/31/19	$10.00	0.13	1.12	1.25	(0.17)	(0.01)	—
Class Y
Year Ended 12/31/19	$11.42	0.26	3.24	3.50	(0.19)	(0.01)	—
Year Ended 12/31/18	$12.63	0.23	(0.89)	(0.66)	(0.19)	(0.36)	—
Year Ended 12/31/17	$11.04	0.18	2.50	2.68	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.60	0.15	0.67	0.82	(0.23)	(1.15)	—
Year Ended 12/31/15	$11.59	0.15	0.31	0.46	(0.13)	(0.32)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  During the period, the share class recognized certain expense reimbursements and due to the fluctuation in average net assets during the same period the total return reflected is significantly higher than the other share classes of the Fund. The total return would have been 6.39% had the expense reimbursements not occurred.

(f)  Commencement of operations.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)		Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Global Fund
Class A
Year Ended 12/31/19	(0.17)	$14.86	30.36%		0.85%	1.51%	1.53%	$26,471	46%
Year Ended 12/31/18	(0.52)	$11.53	(5.45)%		0.94%	1.51%	1.75%	$5,695	58%
Year Ended 12/31/17	(1.09)	$12.75	24.48%		1.17%	1.24%	1.90%	$3,456	187%
Year Ended 12/31/16	(1.18)	$11.16	6.67%		1.40%	1.12%	1.71%	$5,366	184%
Year Ended 12/31/15	(0.43)	$11.56	3.68%		1.36%	0.90%	1.57%	$13,857	90%
Class C
Year Ended 12/31/19	(0.09)	$14.38	29.52%		1.60%	1.07%	2.59%	$3,101	46%
Year Ended 12/31/18	(0.44)	$11.17	(6.20)%		1.70%	0.79%	2.59%	$2,358	58%
Year Ended 12/31/17	(1.09)	$12.38	23.47%		1.91%	0.41%	3.00%	$2,167	187%
Year Ended 12/31/16	(1.15)	$10.95	5.92%		2.16%	0.41%	2.44%	$1,270	184%
Year Ended 12/31/15	(0.34)	$11.42	2.85%		2.17%	0.11%	2.38%	$7,367	90%
Class R
Year Ended 12/31/19	(0.14)	$18.55	30.10%		1.10%	1.53%	2.34%	$2,365	46%
Year Ended 12/31/18	(0.49)	$14.37	(5.68)%		1.20%	1.25%	2.34%	$1,920	58%
Year Ended 12/31/17	(1.09)	$15.76	24.09%		1.61%	0.38%	2.76%	$2,281	187%
Year Ended 12/31/16	(1.40)	$13.62	30.57	%(e)	1.68%	0.74%	1.81%	$9,213	184%
Year Ended 12/31/15	(0.38)	$11.50	3.23%		1.78%	0.50%	2.00%	$5,265	90%
Class R6
5/2/19(f) through 12/31/19	(0.18)	$11.07	12.47%		0.55%	1.85%	28.85%	$124	46%
Class Y
Year Ended 12/31/19	(0.20)	$14.72	30.69%		0.60%	1.95%	1.17%	$52,541	46%
Year Ended 12/31/18	(0.55)	$11.42	(5.17)%		0.70%	1.80%	1.20%	$25,544	58%
Year Ended 12/31/17	(1.09)	$12.63	24.75%		0.88%	1.44%	1.32%	$24,657	187%
Year Ended 12/31/16	(1.38)	$11.04	7.01%		1.09%	1.30%	1.36%	$13,430	184%
Year Ended 12/31/15	(0.45)	$11.60	3.96%		1.09%	1.21%	1.36%	$15,871	90%

See notes to financial statements.

59

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory Sophus Emerging Markets Fund
Class A
Year Ended 12/31/19	$17.45	0.37	3.65	4.02	(0.10)	—	(0.10)
Year Ended 12/31/18	$22.52	0.24	(4.54)	(4.30)	(0.13)	(0.64)	(0.77)
Year Ended 12/31/17	$15.98	0.16	6.55	6.71	(0.17)	—	(0.17)
Year Ended 12/31/16	$14.60	0.11	1.38	1.49	(0.15)	—	(0.15)
Year Ended 12/31/15	$17.22	0.10	(2.33)	(2.23)	—	(0.39)	(0.39)
Class C
Year Ended 12/31/19	$13.06	0.14	2.74	2.88	—	—	—
Year Ended 12/31/18	$17.07	0.05	(3.42)	(3.37)	— (f)	(0.64)	(0.64)
Year Ended 12/31/17	$12.17	— (f)	4.97	4.97	(0.07)	—	(0.07)
Year Ended 12/31/16	$11.20	(0.01)	1.05	1.04	(0.11)	—	(0.11)
Year Ended 12/31/15	$13.43	(0.02)	(1.82)	(1.84)	—	(0.39)	(0.39)
Class R
Year Ended 12/31/19	$16.37	0.31	3.41	3.72	(0.06)	—	(0.06)
Year Ended 12/31/18	$21.18	0.18	(4.26)	(4.08)	(0.09)	(0.64)	(0.73)
Year Ended 12/31/17	$15.03	0.09	6.17	6.26	(0.11)	—	(0.11)
Year Ended 12/31/16	$13.76	0.07	1.30	1.37	(0.14)	—	(0.14)
Year Ended 12/31/15	$16.31	0.05	(2.21)	(2.16)	—	(0.39)	(0.39)
Class R6
Year Ended 12/31/19	$17.68	0.52	3.65	4.17	(0.17)	—	(0.17)
Year Ended 12/31/18	$22.81	0.34	(4.62)	(4.28)	(0.21)	(0.64)	(0.85)
Year Ended 12/31/17	$16.16	0.34	6.57	6.91	(0.26)	—	(0.26)
11/15/16(h) through 12/31/16	$15.91	0.04	0.25	0.29	(0.04)	—	(0.04)
Class Y
Year Ended 12/31/19	$17.54	0.45	3.65	4.10	(0.16)	—	(0.16)
Year Ended 12/31/18	$22.64	0.35	(4.61)	(4.26)	(0.20)	(0.64)	(0.84)
Year Ended 12/31/17	$16.05	0.21	6.62	6.83	(0.24)	—	(0.24)
Year Ended 12/31/16	$14.61	0.18	1.37	1.55	(0.15)	—	(0.15)
Year Ended 12/31/15	$17.22	0.15	(2.34)	(2.19)	(0.03)	(0.39)	(0.42)

*  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)*		Net Expenses(c)	Net Investment Income (Loss)(c)		Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Sophus Emerging Markets Fund
Class A
Year Ended 12/31/19	—	$21.37	22.96%		1.34%	1.95%		1.62%	$62,346	96%
Year Ended 12/31/18	—	$17.45	(19.08)%		1.34%	1.11%		1.61%	$56,823	118%
Year Ended 12/31/17	—	$22.52	42.08%		1.54%	0.80%		1.66%	$76,485	113%
Year Ended 12/31/16	0.04	$15.98	10.50	%(e)	1.65%	0.73%		1.67%	$61,767	120%
Year Ended 12/31/15	—	$14.60	(12.94)%		1.57%	0.60%		1.57%	$74,837	111%
Class C
Year Ended 12/31/19	—	$15.94	22.05%		2.14%	0.99%		2.48%	$5,787	96%
Year Ended 12/31/18	—	$13.06	(19.75)%		2.14%	0.31%		2.40%	$10,141	118%
Year Ended 12/31/17	—	$17.07	40.96%		2.34%	—	%(g)	2.46%	$15,854	113%
Year Ended 12/31/16	0.04	$12.17	9.62	%(e)	2.45%	(0.09)%		2.48%	$12,273	120%
Year Ended 12/31/15	—	$11.20	(13.68)%		2.38%	(0.19)%		2.38%	$15,096	111%
Class R
Year Ended 12/31/19	—	$20.03	22.64%		1.58%	1.71%		1.94%	$13,817	96%
Year Ended 12/31/18	—	$16.37	(19.24)%		1.58%	0.89%		1.91%	$12,505	118%
Year Ended 12/31/17	—	$21.18	41.69%		1.83%	0.50%		2.00%	$17,875	113%
Year Ended 12/31/16	0.04	$15.03	10.26	%(e)	1.87%	0.50%		1.87%	$15,923	120%
Year Ended 12/31/15	—	$13.76	(13.23)%		1.87%	0.33%		1.87%	$18,648	111%
Class R6
Year Ended 12/31/19	—	$21.68	23.55%		0.89%	2.69%		1.22%	$72,196	96%
Year Ended 12/31/18	—	$17.68	(18.73)%		0.89%	1.59%		1.24%	$29,228	118%
Year Ended 12/31/17	—	$22.81	42.77%		1.03%	1.66%		1.39%	$18,762	113%
11/15/16(h) through 12/31/16	—	$16.16	1.81%		1.16%	1.79%		21.70%	$64	120%
Class Y
Year Ended 12/31/19	—	$21.48	23.40%		0.99%	2.32%		1.30%	$255,423	96%
Year Ended 12/31/18	—	$17.54	(18.77)%		0.99%	1.64%		1.30%	$178,132	118%
Year Ended 12/31/17	—	$22.64	42.59%		1.18%	1.07%		1.33%	$100,902	113%
Year Ended 12/31/16	0.04	$16.05	10.86	%(e)	1.32%	1.17%		1.38%	$60,277	120%
Year Ended 12/31/15	—	$14.61	(12.73)%		1.30%	0.89%		1.30%	$98,634	111%

(e)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(f)  Amount is less than $0.005 per share.

(g)  Amount is less than 0.005%.

(h)  Commencement of operations.

See notes to financial statements.

61

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
Victory Sophus Emerging Markets Small Cap Fund
Class A
Year Ended 12/31/19	$6.07	0.06	1.25	1.31	(0.05)	(0.01)
Year Ended 12/31/18	$10.13	0.04	(2.27)	(2.23)	—	(1.83)
Year Ended 12/31/17	$9.75	0.12	3.86	3.98	(0.12)	(3.48)
Year Ended 12/31/16	$9.69	0.04	0.02	0.06	—	—
Year Ended 12/31/15	$10.31	0.01	(0.63)	(0.62)	—	—
Class C
Year Ended 12/31/19	$5.53	0.02	1.12	1.14	—	(0.01)
Year Ended 12/31/18	$9.51	0.01	(2.16)	(2.15)	—	(1.83)
Year Ended 12/31/17	$9.34	(0.02)	3.75	3.73	(0.08)	(3.48)
Year Ended 12/31/16	$9.56	(0.02)	(0.20)	(0.22)	—	—
Year Ended 12/31/15	$10.23	(0.05)	(0.62)	(0.67)	—	—
Class Y
Year Ended 12/31/19	$6.05	0.08	1.24	1.32	(0.07)	(0.01)
Year Ended 12/31/18	$10.08	0.09	(2.29)	(2.20)	—	(1.83)
Year Ended 12/31/17	$9.75	0.15	3.87	4.02	(0.21)	(3.48)
Year Ended 12/31/16	$9.74	0.06	0.02	0.08	(0.07)	—
Year Ended 12/31/15	$10.32	0.06	(0.64)	(0.58)	—	—

*  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increased due to change within portfolio holdings during the year.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Sophus Emerging Markets Small Cap Fund
Class A
Year Ended 12/31/19	(0.06)	$7.32	21.44%	1.75%	0.94%	8.02%	$336	112%
Year Ended 12/31/18	(1.83)	$6.07	(21.76)%	1.75%	0.39%	5.77%	$334	200%
Year Ended 12/31/17	(3.60)	$10.13	42.55%	1.75%	1.07%	2.94%	$1,456	227	%(c)
Year Ended 12/31/16	—	$9.75	0.62%	1.75%	0.44%	2.29%	$2,552	141%
Year Ended 12/31/15	—	$9.69	(6.01)%	1.92%	0.08%	2.44%	$5,083	107%
Class C
Year Ended 12/31/19	(0.01)	$6.66	20.53%	2.50%	0.25%	13.26%	$140	112%
Year Ended 12/31/18	(1.83)	$5.53	(22.31)%	2.51%	0.11%	13.96%	$112	200%
Year Ended 12/31/17	(3.56)	$9.51	41.68%	2.50%	(0.21)%	32.34%	$99	227	%(c)
Year Ended 12/31/16	—	$9.34	(2.30)%	2.50%	(0.18)%	3.12%	$24	141%
Year Ended 12/31/15	—	$9.56	(6.55)%	2.54%	(0.50)%	3.05%	$2,617	107%
Class Y
Year Ended 12/31/19	(0.08)	$7.29	21.76%	1.50%	1.25%	4.02%	$4,839	112%
Year Ended 12/31/18	(1.83)	$6.05	(21.57)%	1.51%	0.94%	3.82%	$3,890	200%
Year Ended 12/31/17	(3.69)	$10.08	43.02%	1.50%	1.32%	2.13%	$5,685	227	%(c)
Year Ended 12/31/16	(0.07)	$9.75	0.79%	1.50%	0.62%	1.98%	$17,261	141%
Year Ended 12/31/15	—	$9.74	(5.62)%	1.50%	0.53%	2.01%	$17,581	107%

See notes to financial statements.

63

Victory Portfolios	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following four Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS International Fund	RS International Fund	Classes A, C, R, R6* and Y
Victory RS Global Fund	RS Global Fund	Classes A, C, R, R6* and Y
Victory Sophus Emerging Markets Fund	Sophus Emerging Market Funds	Classes A, C, R, R6 and Y
Victory Sophus Emerging Markets Small Cap Fund	Sophus Emerging Markets Small Cap Fund	Classes A, C and Y

*  RS International Fund and RS Global Fund Class R6 Shares commenced operations on May 2, 2019.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

64

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETF"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
RS International Fund
Common Stocks	$—	$265,815,049	$—	$265,815,049
Preferred Stocks	—	790,154	—	790,154
Exchange-Traded Funds	4,474,852	—	—	4,474,852
Collateral for Securities Loaned	22,253	—	—	22,253
Total	$4,497,105	$266,605,203	$—	$271,102,308
RS Global Fund
Common Stocks	$47,348,899	$34,514,230	$—	$81,863,129
Preferred Stocks	—	576,332	—	576,332
Exchange-Traded Funds	673,784	—	—	673,784
Collateral for Securities Loaned	113,975	—	—	113,975
Total	$48,136,658	$35,090,562	$—	$83,227,220
Sophus Emerging Markets Fund
Common Stocks	$68,978,147	$330,686,088	$—	$399,664,235
Preferred Stocks	—	2,859,147	—	2,859,147
Collateral for Securities Loaned	2,348,064	—	—	2,348,064
Total	$71,326,211	$333,545,235	$—	$404,871,446
Sophus Emerging Markets Small Cap Fund
Common Stocks	$260,945	$4,809,899	$33,999	$5,104,843
Preferred Stocks	—	110,621	—	110,621
Collateral for Securities Loaned	114,265	—	—	114,265
Total	$375,210	$4,920,520	$33,999	$5,329,729
65

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities	Sophus Emerging Markets Small Cap Fund
Balance as of December 31, 2018	$—
Accrued discount (premium)	—
Realized Gain (Loss)	—
Change in Unrealized Appreciation/Depreciation	—
Purchases	—
Sales Proceeds	—
Transfers into Level 3	33,999
Transfers out of Level 3	—
Balance as of December 31, 2019	$33,999

The following is a summary of quantitative information about Level 3 fair value measurements:

Sophus Emerging Markets Small Cap Fund	Fair Value as of 12/31/19	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Common Stock	$33,999	Market	Premium/ Discount	Market Transactions	Any change to the premium or discount would result in direct and proportional changes in the fair value of the security.

*  Level 3 securities are typically valued by the Adviser, pursuant to fair valuation procedures approved by the Board of Trustees. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, audited financial information, unchanged price review and consideration of market and/or sector events.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. During the year ended December 31, 2019, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A.("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured

67

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
RS International Fund	$20,962	$20,962	$—	$—	$—	$—
RS Global Fund	108,428	108,428	—	—	—	—
Sophus Emerging Markets Fund	2,231,350	2,231,350	—	—	—	—
Sophus Emerging Markets Small Cap Fund	108,339	108,339	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly for each Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

68

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

As of December 31, 2019, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
RS Global Fund	$2,123	$(2,123)

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS International Fund	$247,267,031	$19,726,699
RS Global Fund	60,305,455	24,846,313
Sophus Emerging Markets Fund	396,358,491	339,763,357
Sophus Emerging Markets Small Cap Fund	5,559,910	5,636,035

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
RS International Fund	0.80%
RS Global Fund	0.80%
Sophus Emerging Markets Fund	1.00%
Sophus Emerging Markets Small Cap Fund	1.25%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

70

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended December 31, 2019, the Distributor received approximately $10,665 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2019, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2019 until April 30, 2020
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares		Class Y Shares
RS International Fund	1.13%	1.88%	1.38%	0.83	%(a)	0.88%
RS Global Fund	0.85%	1.60%	1.10%	0.55	%(a)	0.60%
Sophus Emerging Markets Fund	1.34%	2.14%	1.58%	0.89%		0.99%
Sophus Emerging Markets Small Cap Fund	1.75%	2.50%	N/A	N/A		1.50%

(a)  In effect from May 2, 2019.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of December 31, 2019, the following amounts are available to be repaid to the Adviser:

	Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
RS International Fund	$178,334	$152,046	$266,869	$597,249
RS Global Fund	181,379	205,996	359,812	747,187
Sophus Emerging Markets Fund	287,244	879,454	1,124,230	2,290,928
Sophus Emerging Markets Small Cap Fund	157,277	143,951	151,458	452,686

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The fair value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The fair value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

71

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreements with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The average loans for the days outstanding and average interest rate for the Fund below during the year ended December 31, 2019 were as follows:

	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Outstanding	Average Rate*	Maximum Borrowing During the Period
Sophus Emerging Markets Fund	$—	$3,900,000	3	3.06%	$3,900,000

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund

72

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Income on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2019 were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Sophus Emerging Markets Fund	Borrower	$—	$2,168,286	7	2.76%	$4,263,000
Sophus Emerging Markets Small Cap Fund	Borrower	—	115,000	1	3.22%	115,000

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS International Fund	$422,976	$149,071	$572,047	$572,047
RS Global Fund	997,875	57,871	1,055,746	1,055,746
Sophus Emerging Markets Fund	2,802,507	—	2,802,507	2,802,507
Sophus Emerging Markets Small Cap Fund	48,442	11,014	59,456	59,456
	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS International Fund	$451,538	$—	$451,538	$451,538
RS Global Fund	710,732	849,841	1,560,573	1,560,573
Sophus Emerging Markets Fund	2,823,595	9,802,010	12,625,605	12,625,605
Sophus Emerging Markets Small Cap Fund	328,246	475,064	803,310	803,310

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
RS International Fund	$1,449,951	$909,323	$2,359,274	$—	$—	$18,482,631	$20,841,905
RS Global Fund	15,968	101,028	116,996	—	—	17,283,473	17,400,469
Sophus Emerging Markets Fund	5,284,353	—	5,284,353	(18,004,380)	—	63,933,598	51,213,571
Sophus Emerging Markets Small Cap Fund	7,946	—	7,946	(54,327)	(801)	577,080	529,898

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2019, the following funds had net capital loss carryforwards (no expiration) as summarized in the table below:

	Short-Term Amount	Long-Term Amount	Total
Sophus Emerging Markets Fund	$16,782,597	$1,221,783	$18,004,380
Sophus Emerging Markets Small Cap Fund	54,327	—	54,327

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS International Fund	$252,619,054	$21,284,830	$(2,801,576)	$18,483,254
RS Global Fund	65,918,395	18,649,423	(1,340,598)	17,308,825
Sophus Emerging Markets Fund	340,878,448	72,816,647	(8,823,649)	63,992,998
Sophus Emerging Markets Small Cap Fund	4,751,551	702,739	(124,561)	578,178

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net."

74

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
RS International Fund	Gerlach Company	58.6%
Sophus Emerging Markets Fund	National Financial Services	25.1%
Sophus Emerging Markets Small Cap Fund	Gerlach Company	39.7%
Sophus Emerging Markets Small Cap Fund	UBS Financial Services	34.7%

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund and Victory Sophus Emerging Markets Small Cap Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019 and the Funds' financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

76

Victory Portfolios	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

78

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

79

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
RS International Fund
Class A Shares	$1,000.00	$1,055.30	$1,019.51	$5.85	$5.75	1.13%
Class C Shares	1,000.00	1,051.20	1,015.73	9.72	9.55	1.88%
Class R Shares	1,000.00	1,053.80	1,018.25	7.14	7.02	1.38%
Class R6 Shares	1,000.00	1,057.60	1,021.02	4.30	4.23	0.83%
Class Y Shares	1,000.00	1,056.80	1,020.77	4.56	4.48	0.88%

80

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
RS Global Fund
Class A Shares	$1,000.00	$1,106.00	$1,020.92	$4.51	$4.33	0.85%
Class C Shares	1,000.00	1,102.70	1,017.14	8.48	8.13	1.60%
Class R Shares	1,000.00	1,104.90	1,019.66	5.84	5.60	1.10%
Class R6 Shares	1,000.00	1,108.00	1,022.43	2.92	2.80	0.55%
Class Y Shares	1,000.00	1,108.00	1,022.18	3.19	3.06	0.60%
Sophus Emerging Markets Fund
Class A Shares	1,000.00	1,107.10	1,018.45	7.12	6.82	1.34%
Class C Shares	1,000.00	1,102.40	1,014.42	11.34	10.87	2.14%
Class R Shares	1,000.00	1,105.50	1,017.24	8.39	8.03	1.58%
Class R6 Shares	1,000.00	1,109.90	1,020.72	4.73	4.53	0.89%
Class Y Shares	1,000.00	1,108.90	1,020.21	5.26	5.04	0.99%
Sophus Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,069.80	1,016.38	9.13	8.89	1.75%
Class C Shares	1,000.00	1,066.40	1,012.60	13.02	12.68	2.50%
Class Y Shares	1,000.00	1,070.60	1,017.64	7.83	7.63	1.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

81

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2019, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
RS International Fund	100%
RS Global Fund	100%
Sophus Emerging Markets Fund	93%
Sophus Emerging Markets Small Cap Fund	89%

Dividends qualified for corporate dividends received deductions of:

Amount
RS Global Fund	52%

For the year ended December 31, 2019, the following Funds designated long-term capital gain distributions in the amount of:

Amount
RS International Fund	$149,071
RS Global Fund	57,871
Sophus Emerging Markets Small Cap Fund	11,014

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2019 were as follows:

	Foreign Source Income	Foreign Tax Expense
RS International Fund	0.09	0.04
Sophus Emerging Markets Fund	0.65	0.20
Sophus Emerging Markets Small Cap Fund	0.21	0.11

82

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes

83

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following each Fund's reorganization, each Fund is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS International Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Global Fund

Noting that the Fund commenced operations in 2011, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Sophus Emerging Markets Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with

84

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

the exception of the five-year period, underperformed the peer group median for the one-year period, outperformed the peer group median for the three- and five-year periods, and matched the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Sophus Emerging Markets Small Cap Fund

Noting that the Fund commenced operations in 2014, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for the one-year period, outperformed both the benchmark index and the peer group median for the three-year period, and outperformed the peer group median for the five-year period (benchmark index data was not available for the five-year period).

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

85

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSIF-AR (12/19)

December 31, 2019

Annual Report

Victory RS Partners Fund

Victory RS Value Fund

Victory RS Large Cap Alpha Fund

Victory RS Investors Fund

Victory Global Natural Resources Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Shareholder Letter (unaudited)	3
Fund Review and Commentary (unaudited)	5
Financial Statements
The Victory Value Funds
Victory RS Partners Fund
Schedule of Portfolio Investments	23
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	44-45
Victory RS Value Fund
Schedule of Portfolio Investments	26
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	46-47
Victory RS Large Cap Alpha Fund
Schedule of Portfolio Investments	29
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38-40
Financial Highlights	48-49
Victory RS Investors Fund
Schedule of Portfolio Investments	31
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	41-43
Financial Highlights	50-51
Victory Global Natural Resources Fund
Schedule of Portfolio Investments	33
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	41-43
Financial Highlights	52-53
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	64
Supplemental Information (unaudited)	65
Trustee and Officer Information	65
Proxy Voting and Portfolio Holdings Information	68
Expense Examples	68
Additional Federal Income Tax Information	70
Advisory Contract Approval	71

Victory Portfolios

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index posted impressive gains of 31.49%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political rancor and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy — the world's largest — remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the Federal Reserve (the Fed) and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was the fact that, the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of the year.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500® Index was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks — these cross-currents — that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

3

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update and Review

The Victory RS Partners Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the Fund (Class A shares at net asset value) delivered a 30.69% absolute return, outperforming the Fund's benchmark, the Russell 2000® Value Index (the "Index"), which returned 22.39%. The Fund beat the Index through strong stock selection in almost all sectors. The only negative contributor to stock selection was Energy; however, positive allocation more than offset the negative selection. Several of our Information Technology and more cyclical investments paid off in 2019. Euronet Worldwide, Inc. and Cray, Inc. were significant positive contributors to performance. On the more cyclical side, Summit Materials, Inc., a manufacturer of cement and concrete products, as well as Atkore International Group Inc., a manufacturer of electrical conduits, performed extremely well. Where we struggled was in a couple of our energy positions; despite rising commodity prices, oil and natural gas equity securities lagged. Two of our positions, SRC Energy Inc. ("SRCI") and RPC, Inc. were negative contributors because of company-specific events. However, in the case of SRCI, they are now merging with PDC Energy, Inc., making for a much stronger entity. In the end, the Fund outperformed its Index in 2019.

Market Overview

The U.S. equity market's performance was impressive in 2019, with the broad-based Russell 3000® Index registering a gain of 31.02%. The move higher after last year's decline was driven by a significant reversal in monetary policy at global central banks. The United States went from tightening in December 2018, to easing by 75 bps in 2019. Other major central banks around the world took aggressive action during 2019, flooding the markets with liquidity. Value-oriented stocks, as measured by the Russell 3000® Value Index, increased 26.26% during the year.

Although gains were broad across the capitalization spectrum, small-cap value stocks underperformed their mid- and large-cap counterparts during 2019, as measured by the Russell family of indices. This is the third year in a row that small-cap value stocks have underperformed their mid- and large-cap peers. Small-cap stocks, as measured by the Index, returned 22.39%, while the Russell Midcap® Value Index and Russell 1000® Value Index returned 27.06% and 26.54%, respectively. However, since the end of August (the month that saw a full inversion in the yield curve), small-cap value stocks have started to outperform.

Perhaps this reflects a shift in leadership of smaller-cap value companies. It also may indicate that investors are repositioning to take advantage of the attractive relative valuations of small versus large companies. Even after the strong year-end performance of small-cap stocks, their relative attractiveness continues as the new year begins with near-decade-wide valuation spreads relative to large-cap stocks, as measured by forward price-to-earnings.

5

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

Moreover, consensus expectations for small-caps are for higher earnings-per-share growth versus large-cap stocks over the next three to five years.

Overall, we expect the market to continue to benefit from a dovish monetary policy, a very strong consumer, and negative real interest rates across the globe. However, we do not believe there will be any material trade deal with China prior to the presidential election. The relative strength in both the U.S. economy and labor market, as well as a U.S. Federal Reserve (the "Fed") that seems content allowing the economy to run hot, should continue to be positive for asset prices. It is our view that the U.S. equity market can continue to rise given steady U.S. economic growth and may even see higher nominal growth and a continued recovery in cyclical businesses. Looking ahead to 2020, economic growth looks to continue and, coupled with the continuation of the longest job growth streak in history, supports our constructive outlook for domestic stocks and value-oriented strategies in particular.

Outlook

As we enter our 11th year of economic expansion, a period of consistent underlying factors for equity investing, conditions have shifted. Interest rate policy in 2019 changed course dramatically, with the Fed cutting rates 75 bps as a covert quantitative easing was initiated as an "insurance policy" against any fallout from the trade war and overall global economic slowing. The rate reduction provided further liquidity to the global economy after major central banks from around the world had already instituted similar policies and has flooded the global economy with liquidity yet again, helping to boost asset prices. In addition, it appears that many of the larger developed economies have either started or are now looking to start fiscal stimulus to boost economic growth. With negative real interest rates across the globe, this is a very positive environment for equity securities.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the United States and for non-oil-producing countries abroad. In the United States, we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas. However, we are watchful of rising commodity prices and how this may affect the economy.

Interest rates have fallen materially, but it is now more questionable as to where they move from here. Based on the Fed's commentary and the fact that it is a presidential election year, we wouldn't expect the Fed to take any action in 2020 unless some sort of exogenous event occurs. In fact, based on the Fed's language, we would need to see a material increase in inflation before we might see the Fed increase interest rates again. This is somewhat perplexing, as the Fed lowered interest rates 75 bps largely in response to the U.S./China trade war, and with the trade war seeming to de-escalate, one would think those rate increases might come back.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The decline in interest rates and tightening credit spreads will help to offset some of this growth but may very well fuel even further growth. The U.S. Treasury 10-year/2-year rate spread has widened from 16 bps 12 months ago to 30 bps today but remains well below the 10-year average of 176 bps. With the world awash with liquidity and a dovish Fed, it seems like there is a low probability of an inverted yield curve in the near term, but this situation remains very data dependent.

6

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

Despite all of the media coverage surrounding the 2020 presidential election, it is still very early in the election cycle, and much can change. No matter what your political preference may be, it's important to understand how each candidate is viewed by the market, what likelihood the market is assigning to each candidate's chance of winning, and how changes to that likelihood may impact equity markets. We are somewhat concerned that the market is already factoring in the winner of the presidential election when it is still 10 months away.

In our estimation, equity valuations remain at historically high levels (at a level not seen since the dot-com era on trailing operating earnings). We feel we are in the later stages of a bull market, although nothing is certain. Equity securities look most reasonable compared to U.S. Treasury and corporate bond yields. In any case, we believe equity securities are the superior asset allocation alternative to bonds over the longer term.

7

Victory RS Value Funds (Unaudited)

Victory RS Partners Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class R	Class Y
INCEPTION DATE	7/12/95		10/13/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	30.69%	23.18%	30.26%	31.18%	22.39%
Three Year	9.50%	7.36%	9.11%	9.87%	4.77%
Five Year	7.77%	6.50%	7.38%	8.12%	6.99%
Ten Year	10.86%	10.21%	10.43%	11.22%	10.56%
Since Inception	11.15%	10.88%	6.75%	6.78%	N/A
Expense Ratios
Gross	1.52%			2.37%	1.19%
With Applicable Waivers	1.45%			1.81%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Partners Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

Victory RS Value Funds (Unaudited)

Victory RS Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update and Review

The Victory RS Value Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the Fund (Class A shares at net asset value) delivered a 31.35% absolute return, outperforming the Fund's benchmark, the Russell Midcap® Value Index (the "Index"), which returned 27.06%. The relative outperformance was primarily driven by stock selection, aided by positive allocation in the Information Technology and Real Estate sectors. Stock selection was strong across most of the sectors, led by Materials, Technology, and Real Estate. Euronet Worldwide, Inc., a payment processing company, was the largest positive contributor in the technology sector. In the materials sector, Crown Holdings, Inc., a manufacturer of steel and aluminum cans, benefited from the secular shift away from plastic to aluminum. In real estate, Invitation Homes Inc., a REIT that owns single-family homes across the United States, benefited from the market's recognition of acquisition synergies. On a less positive note, we did have negative stock selection from energy as well as a negative allocation effect from our underweight in industrials. Our two biggest negative contributors were EQT Corporation, a natural gas business that experienced a hostile takeover, and RPC, Inc., where the thesis was broken due to management execution. In the end, the Fund outperformed its Index in 2019.

Market Overview

The U.S. equity market's performance was impressive in 2019, with the broad-based Russell 3000® Index registering a gain of 31.02%. The move higher after last year's decline was driven by a significant reversal in monetary policy at global central banks. The United States went from tightening in December 2018, to easing by 75 bps in 2019. Other major central banks around the world took aggressive action during 2019, flooding the markets with liquidity. Value-oriented stocks, as measured by the Russell 3000® Value Index, increased 26.26% during the year.

Although gains were broad across the capitalization spectrum, small-cap value stocks underperformed their mid- and large-cap counterparts during 2019, as measured by the Russell family of indices. This is the third year in a row that small-cap value stocks have underperformed their mid- and large-cap peers. Small-cap stocks, as measured by the Russell 2000® Value Index, returned 22.39%, while the Index and Russell 1000® Value Index returned 27.06% and 26.54%, respectively. However, since the end of August (the month that saw a full inversion in the yield curve), small-cap value stocks have started to outperform.

Perhaps this reflects a shift in leadership of smaller-cap value companies. It also may indicate that investors are repositioning to take advantage of the attractive relative valuations of small versus large companies. Even after the strong year-end performance of small-cap stocks, their relative attractiveness continues as the new year begins with near-decade-wide

9

Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

valuation spreads relative to large-cap stocks, as measured by forward price-to-earnings. Moreover, consensus expectations for small-caps are for higher earnings-per-share growth versus large-cap stocks over the next three to five years.

Overall, we expect the market to continue to benefit from a dovish monetary policy, a very strong consumer, and negative real interest rates across the globe. However, we do not believe there will be any material trade deal with China prior to the presidential election. The relative strength in both the U.S. economy and labor market, as well as a U.S. Federal Reserve (the "Fed") that seems content allowing the economy to run hot, should continue to be positive for asset prices. It is our view that the U.S. equity market can continue to rise given steady U.S. economic growth and may even see higher nominal growth and a continued recovery in cyclical businesses. Looking ahead to 2020, economic growth looks to continue and, coupled with the continuation of the longest job growth streak in history, supports our constructive outlook for domestic stocks and value-oriented strategies in particular.

Outlook

As we enter our 11th year of economic expansion, a period of consistent underlying factors for equity investing, conditions have shifted. Interest rate policy in 2019 changed course dramatically, with the Fed cutting rates 75 bps as a covert quantitative easing was initiated as an "insurance policy" against any fallout from the trade war and overall global economic slowing. The rate reduction provided further liquidity to the global economy after major central banks from around the world had already instituted similar policies and has flooded the global economy with liquidity yet again, helping to boost asset prices. In addition, it appears that many of the larger developed economies have either started or are now looking to start fiscal stimulus to boost economic growth. With negative real interest rates across the globe, this is a very positive environment for equity securities.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the United States and for non-oil-producing countries abroad. In the United States, we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas. However, we are watchful of rising commodity prices and how this may affect the economy.

Interest rates have fallen materially, but it is now more questionable as to where they move from here. Based on the Fed's commentary and the fact that it is a presidential election year, we wouldn't expect the Fed to take any action in 2020 unless some sort of exogenous event occurs. In fact, based on the Fed's language, we would need to see a material increase in inflation before we might see the Fed increase interest rates again. This is somewhat perplexing, as the Fed lowered interest rates 75 bps largely in response to the U.S./China trade war, and with the trade war seeming to de-escalate, one would think those rate increases might come back.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The decline in interest rates and tightening credit spreads will help to offset some of this growth but may very well fuel even further growth. The U.S. Treasury 10-year/2-year rate spread has widened from 16 bps 12 months ago to 30 bps today but remains well below the 10-year average of 176 bps. With

10

Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

the world awash with liquidity and a dovish Fed, it seems like there is a low probability of an inverted yield curve in the near term, but this situation remains very data dependent.

Despite all of the media coverage surrounding the 2020 presidential election, it is still very early in the election cycle, and much can change. No matter what your political preference may be, it's important to understand how each candidate is viewed by the market, what likelihood the market is assigning to each candidate's chance of winning, and how changes to that likelihood may impact equity markets. We are somewhat concerned that the market is already factoring in the winner of the presidential election when it is still 10 months away.

In our estimation, equity valuations remain at historically high levels (at a level not seen since the dot-com era on trailing operating earnings). We believe we are in the later stages of a bull market, although nothing is certain. Equity securities look most reasonable compared to U.S. Treasury and corporate bond yields. In any case, we believe equity securities are the superior asset allocation alternative to bonds over the longer term.

11

Victory RS Value Funds (Unaudited)

Victory RS Value Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/30/93		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	31.35%	23.78%	30.32%	29.32%	30.89%	31.69%	27.06%
Three Year	11.24%	9.07%	10.40%	10.40%	10.81%	11.51%	8.10%
Five Year	7.45%	6.18%	6.62%	6.62%	7.03%	7.70%	7.62%
Ten Year	10.83%	10.17%	9.99%	9.99%	10.39%	11.10%	12.41%
Since Inception	7.83%	7.59%	5.33%	5.33%	6.28%	6.42%	N/A
Expense Ratios
Gross	1.34%				2.14%	2.82%	1.06%
With Applicable Waivers	1.30%				2.07%	1.69%	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update and Review

The Victory RS Large Cap Alpha Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the Fund (Class A shares at net asset value) delivered a 30.73% absolute return, outperforming the Fund's benchmark, the Russell 1000® Value Index (the "Index"), which returned 26.54%. Stock selection drove all of the outperformance, with the allocation effect being largely neutral. The largest positive sector contributors to performance in 2019 were Financials and Communication Services. Within Communication Services, social media company Facebook, Inc. continued to generate exceptional returns and recover some lost valuation after media criticism of the company earlier in the year. In Financials, Citigroup Inc. continued to execute despite a slowing global economic environment, proving to some skeptics the resilience of its business model. On a less positive note, the Utilities and Energy sectors were a drag on Fund performance. Stock-specific negative contributions for the year were EQT Corporation, a natural gas business that experienced a hostile takeover, and the online travel business Expedia Group, Inc., which faced additional competitive pressures. In the end, the Fund outperformed its Index in 2019.

Market Overview

The U.S. equity market's performance was impressive in 2019, with the broad-based Russell 3000® Index registering a gain of 31.02%. The move higher after last year's decline was driven by a significant reversal in monetary policy at global central banks. The United States went from tightening in December 2018, to easing by 75 bps in 2019. Other major central banks around the world took aggressive action during 2019, flooding the markets with liquidity. Value-oriented stocks, as measured by the Russell 3000® Value Index, increased 26.26% during the year.

Although gains were broad across the capitalization spectrum, small-cap value stocks underperformed their mid- and large-cap counterparts during 2019, as measured by the Russell family of indices. This is the third year in a row that small-cap value stocks have underperformed their mid- and large-cap peers. Small-cap stocks, as measured by the Russell 2000® Value Index, returned 22.39%, while the Russell Midcap® Value Index and the Index returned 27.06% and 26.54%, respectively. However, since the end of August (the month that saw a full inversion in the yield curve), small-cap value stocks have started to outperform.

Perhaps this reflects a shift in leadership of smaller-cap value companies. It also may indicate that investors are repositioning to take advantage of the attractive relative valuations of small versus large companies. Even after the strong year-end performance of small-cap stocks, their relative attractiveness continues as the new year begins with near-decade-wide valuation spreads relative to large-cap stocks, as measured by forward price-to-earnings.

13

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

Moreover, consensus expectations for small-cap stocks are for higher earnings-per-share growth versus large-cap stocks over the next three to five years.

Overall, we expect the market to continue to benefit from a dovish monetary policy, a very strong consumer, and negative real interest rates across the globe. However, we do not believe there will be any material trade deal with China prior to the presidential election. The relative strength in both the U.S. economy and labor market, as well as a U.S. Federal Reserve (the "Fed") that seems content allowing the economy to run hot, should continue to be positive for asset prices. It is our view that the U.S. equity market can continue to rise given steady U.S. economic growth and may even see higher nominal growth and a continued recovery in cyclical businesses. Looking ahead to 2020, economic growth looks to continue and, coupled with the continuation of the longest job growth streak in history, supports our constructive outlook for domestic stocks and value-oriented strategies in particular.

Outlook

As we enter our 11th year of economic expansion, a period of consistent underlying factors for equity investing, conditions have shifted. Interest rate policy in 2019 changed course dramatically, with the Fed cutting rates 75 bps as a covert quantitative easing was initiated as an "insurance policy" against any fallout from the trade war and overall global economic slowing. The rate reduction provided further liquidity to the global economy after major central banks from around the world had already instituted similar policies and has flooded the global economy with liquidity yet again, helping to boost asset prices. In addition, it appears that many of the larger developed economies have either started or are now looking to start fiscal stimulus to boost economic growth. With negative real interest rates across the globe, this is a very positive environment for equity securities.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the United States and for non-oil-producing countries abroad. In the United States, we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas. However, we are watchful of rising commodity prices and how this may affect the economy.

Interest rates have fallen materially, but it is now more questionable as to where they move from here. Based on the Fed's commentary and the fact that it is a presidential election year, we wouldn't expect the Fed to take any action in 2020 unless some sort of exogenous event occurs. In fact, based on the Fed's language, we would need to see a material increase in inflation before we might see the Fed increase interest rates again. This is somewhat perplexing, as the Fed lowered interest rates 75 bps largely in response to the U.S./China trade war, and with the trade war seeming to de-escalate, one would think those rate increases might come back.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The decline in interest rates and tightening credit spreads will help to offset some of this growth but may very well fuel even further growth. The U.S. Treasury 10-year/2-year rate spread has widened from 16 bps 12 months ago to 30 bps today but remains well below the 10-year average of 176 bps. With the world awash with liquidity and a dovish Fed, it seems like there is a low probability of an inverted yield curve in the near term, but this situation remains very data dependent.

14

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

Despite all of the media coverage surrounding the 2020 presidential election, it is still very early in the election cycle, and much can change. No matter what your political preference may be, it's important to understand how each candidate is viewed by the market, what likelihood the market is assigning to each candidate's chance of winning, and how changes to that likelihood may impact equity markets. We are somewhat concerned that the market is already factoring in the winner of the presidential election when it is still 10 months away.

In our estimation, equity valuations remain at historically high levels (at a level not seen since the dot-com era on trailing operating earnings). We believe we are in the later stages of a bull market, although nothing is certain. Equity securities look most reasonable compared to U.S. Treasury and corporate bond yields. In any case, we believe equity securities are the superior asset allocation alternative to bonds over the longer term.

15

Victory RS Value Funds (Unaudited)

Victory RS Large Cap Alpha Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/1/72		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Value Index[1]	S&P 500® Index[2]
One Year	30.73%	23.22%	29.70%	28.70%	30.23%	30.99%	26.54%	31.49%
Three Year	11.94%	9.76%	11.05%	11.05%	11.53%	12.17%	9.68%	15.27%
Five Year	8.35%	7.08%	7.49%	7.49%	7.96%	8.58%	8.29%	11.70%
Ten Year	11.16%	10.51%	10.28%	10.28%	10.75%	11.44%	11.80%	13.56%
Since Inception	11.69%	11.55%	3.17%	3.17%	5.94%	8.41%	N/A	N/A
Expense Ratios
Gross	0.93%		1.75%		1.40%	0.75%
With Applicable Waivers	0.89%		1.69%		1.26%	0.68%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Large Cap Alpha — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. It is not possible to invest directly in an Index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund

Portfolio Holdings

As a Percentage of Total Investments

Performance Update and Review

The Victory RS Investors Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the Fund (Class A shares at net asset value) delivered a 28.01% absolute return, modestly outperforming the Fund's benchmark, the Russell 3000® Value Index (the "Index"), which returned 26.26%. Outperformance in 2019 was driven entirely by stock selection, as positive allocation from Technology was offset by our underweight in industrials, which led to a negative allocation effect in that sector. The most positive sectors contributing to outperformance were Communication Services and Materials. Specifically, Facebook, Inc., the social media company, continued to perform well even after media criticism depressed its valuation. In addition, LKQ Corporation, a maker of after-market auto parts, was a significant contributor as management's plan to improve returns began to take hold. On a less positive note, we did have negative performance from both the Energy and Utilities sectors in 2019, which suppressed some of our outperformance. In addition, two of our largest underperformers of the year were EQT Corporation, a natural gas business that experienced a hostile takeover, and the online travel business Expedia Group, Inc., which faced additional competitive pressures. In the end, the Fund outperformed its Index in 2019.

Market Overview

The U.S. equity market's performance was impressive in 2019, with the broad-based Russell 3000® Index registering a gain of 31.02%. The move higher after last year's decline was driven by a significant reversal in monetary policy at global central banks. The United States went from tightening in December 2018, to easing by 75 bps in 2019. Other major central banks around the world took aggressive action during 2019, flooding the markets with liquidity. Value-oriented stocks, as measured by the Index, increased 26.26% during the year.

Although gains were broad across the capitalization spectrum, small-cap value stocks underperformed their mid- and large-cap counterparts during 2019, as measured by the Russell family of indices. This is the third year in a row that small-cap value stocks have underperformed their mid- and large-cap peers. Small-cap stocks, as measured by the Russell 2000® Value Index, returned 22.39%, while the Russell Midcap® Value Index and Russell 1000® Value Index returned 27.06% and 26.54%, respectively. However, since the end of August (the month that saw a full inversion in the yield curve), small-cap value stocks have started to outperform.

Perhaps this reflects a shift in leadership of smaller-cap value companies. It also may indicate that investors are repositioning to take advantage of the attractive relative valuations of small versus large companies. Even after the strong year-end performance of small-cap stocks, their relative attractiveness continues as the new year begins with near-decade-wide valuation spreads relative to large-cap stocks, as measured by forward price-to-earnings.

17

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

Moreover, consensus expectations for small-caps are for higher earnings-per-share growth versus large-cap stocks over the next three to five years.

Overall, we expect the market to continue to benefit from a dovish monetary policy, a very strong consumer, and negative real interest rates across the globe. However, we do not believe there will be any material trade deal with China prior to the presidential election. The relative strength in both the U.S. economy and labor market, as well as a U.S. Federal Reserve (the "Fed") that seems content allowing the economy to run hot, should continue to be positive for asset prices. It is our view that the U.S. equity market can continue to rise given steady U.S. economic growth and may even see higher nominal growth and a continued recovery in cyclical businesses. Looking ahead to 2020, economic growth looks to continue and, coupled with the continuation of the longest job growth streak in history, supports our constructive outlook for domestic stocks and value-oriented strategies in particular.

Outlook

As we enter our 11th year of economic expansion, a period of consistent underlying factors for equity investing, conditions have shifted. Interest rate policy in 2019 changed course dramatically, with the Fed cutting rates 75 bps as a covert quantitative easing was initiated as an "insurance policy" against any fallout from the trade war and overall global economic slowing. The rate reduction provided further liquidity to the global economy after major central banks from around the world had already instituted similar policies and has flooded the global economy with liquidity yet again, helping to boost asset prices. In addition, it appears that many of the larger developed economies have either started or are now looking to start fiscal stimulus to boost economic growth. With negative real interest rates across the globe, this is a very positive environment for equity securities.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the United States and for non-oil-producing countries abroad. In the United States, we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas. However, we are watchful of rising commodity prices and how this may affect the economy.

Interest rates have fallen materially, but it is now more questionable as to where they move from here. Based on the Fed's commentary and the fact that it is a presidential election year, we wouldn't expect the Fed to take any action in 2020 unless some sort of exogenous event occurs. In fact, based on the Fed's language, we would need to see a material increase in inflation before we might see the Fed increase interest rates again. This is somewhat perplexing, as the Fed lowered interest rates 75 bps largely in response to the U.S./China trade war, and with the trade war seeming to de-escalate, one would think those rate increases might come back.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The decline in interest rates and tightening credit spreads will help to offset some of this growth but may very well fuel even further growth. The U.S. Treasury 10-year/2-year rate spread has widened from 16 bps 12 months ago to 30 bps today but remains well below the 10-year average of 176 bps. With the world awash with liquidity and a dovish Fed, it seems like there is a low probability of an inverted yield curve in the near term, but this situation remains very data dependent.

18

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

Despite all of the media coverage surrounding the 2020 presidential election, it is still very early in the election cycle, and much can change. No matter what your political preference may be, it's important to understand how each candidate is viewed by the market, what likelihood the market is assigning to each candidate's chance of winning, and how changes to that likelihood may impact equity markets. We are somewhat concerned that the market is already factoring in the winner of the presidential election when it is still 10 months away.

In our estimation, equity valuations remain at historically high levels (at a level not seen since the dot-com era on trailing operating earnings). We believe we are in the later stages of a bull market, although nothing is certain. Equity securities look most reasonable compared to U.S. Treasury and corporate bond yields. In any case, we believe equity securities are the superior asset allocation alternative to bonds over the longer term.

19

Victory RS Value Funds (Unaudited)

Victory RS Investors Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/05		7/24/07		1/3/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 3000® Value Index[1]
One Year	28.01%	20.67%	27.08%	26.08%	27.24%	28.35%	26.26%
Three Year	10.50%	8.34%	9.69%	9.69%	9.81%	10.82%	9.32%
Five Year	7.30%	6.03%	6.50%	6.50%	6.67%	7.59%	8.20%
Ten Year	12.06%	11.39%	11.30%	11.30%	11.54%	12.30%	11.71%
Since Inception	7.84%	7.39%	5.72%	5.72%	6.23%	6.71%	N/A
Expense Ratios
Gross	1.58%		2.44%		3.15%	1.37%
With Applicable Waivers	1.33%		2.07%		1.95%	1.05%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory RS Investors Fund — Growth of $10,000

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

Victory RS Value Funds (Unaudited)

Portfolio Holdings

As a Percentage of Total Investments

Victory Global Natural Resources Fund

The Victory Global Natural Resources Fund (the "Fund") seeks to provide long-term capital appreciation. For the year ended December 31, 2019, the Fund (Class A Shares at net asset value) had a total return of -24.49%, well underperforming its primary index, the MSCI World Commodity Producers Index (the "Index") returning 11.64%, largely due to the significant weight in North American natural gas and, to a lesser extent, base metals. Over the course of the year, lower natural gas prices weighed heavily on all producers. This was exacerbated by weak natural gas liquids pricing that particularly impacted southwest Marcellus producers, the largest single basin/asset exposure in the portfolio. Offsetting the commodity price pressures, the Fund's portfolio holdings moved aggressively to reduce operating costs, improve capital efficiency, and address market concerns regarding their balance sheets. Heading into 2020, the securities held in the Fund's portfolio are generating free cash flow, which is being returned to shareholders even at relatively depressed commodity prices, a significant improvement in company fundamentals. The other major detractor from Fund performance was its investments in copper producers, which faced macro headwinds as U.S./China trade tensions, undermined global economic activity, and where large projects either being developed or coming on stream gave investors pause, particularly during the second and third quarters. However, as the market received clarity on project execution, and as those macro concerns began to dissipate as investors are forced to acknowledge the relatively tight supply/demand balances in copper, the Fund's portfolio holdings generated strong returns in the fourth quarter, which contributed to improved performance.

In our opinion, the last few years have been a challenging time to invest in the natural resource space. Too much capital was made available for too many projects, undermining returns and depressing commodity prices. We believe many companies will not survive, and many projects will be laid back to rest. However, low-cost, capital efficient assets will continue to operate and should continue to generate attractive cash-on-cash returns.

The equity markets overshot fundamentals at cyclical extremes. This downcycle is no different, although it is much more akin to the capital cleansing that we witnessed at the end of the 1990s than the momentary liquidity freeze that occurred in 2008. As the securities held in the Fund's portfolio continue to execute on their corporate plans, and as realized results continue to compare favorably versus our underwriting assumptions, we remain highly confident that the intrinsic value of your investment is compounding. Perhaps more importantly, we believe that the conditions necessary to have that value reflected in stock prices are moving into place: limited capital availability and a commitment to ongoing capital discipline, minimal surplus inventory, and depressed valuations at a period of improving fundamentals.

We thank you, as always, for your patience and support.

21

Victory RS Value Funds (Unaudited)

Victory Global Natural Resources Fund (continued)

Average Annual Total Return

Year Ended December 31, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MCSI World Commodity Producers Index[1]	S&P North American Natural Resources Sector IndexTM 2	S&P 500® Index[3]
One Year	–24.49%	–28.81%	–25.11%	–25.86%	–24.79%	–24.32%	11.64%	17.63%	31.49%
Three Year	–25.51%	–26.96%	–26.11%	–26.11%	–25.80%	–25.29%	2.64%	–2.05%	15.27%
Five Year	–17.11%	–18.08%	–17.77%	–17.77%	–17.40%	–16.85%	0.98%	–1.41%	11.70%
Ten Year	–9.45%	–9.99%	–10.15%	–10.15%	–9.79%	–9.16%	0.39%	1.39%	13.56%
Since Inception	1.99%	1.74%	–8.88%	–8.88%	–7.69%	–7.85%	N/A	N/A	N/A
Expense Ratios
Gross	1.54%				2.38%	2.50%	1.20%
With Applicable Waivers	1.48%				2.28%	1.86%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2019. Additional information pertaining to the Fund's expense ratios as of December 31, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Global Natural Resources Fund — Growth of $10,000

1The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. It is not possible to invest directly in an Index.

2The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an Index.

3The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (96.6%)
Banks (11.9%):
Associated Bancorp, Class A	237,927	$5,243,911
Atlantic Union Bankshares Corp.	134,180	5,038,459
Columbia Banking System, Inc.	151,606	6,168,090
First Hawaiian, Inc.	438,710	12,656,783
Synovus Financial Corp.	89,969	3,526,785
TCF Financial Corp.	193,565	9,058,841
UMB Financial Corp.	88,142	6,050,067
Veritex Holdings, Inc.	107,330	3,126,523
		50,869,459
Capital Markets (1.4%):
PJT Partners, Inc.	131,320	5,926,472
Communication Services (0.6%):
World Wrestling Entertainment, Inc., Class A (a)	37,770	2,450,140
Consumer Discretionary (4.3%):
Penske Automotive Group, Inc. (a)	225,411	11,320,140
Wolverine World Wide, Inc.	209,420	7,065,831
		18,385,971
Consumer Staples (7.9%):
Hostess Brands, Inc. (a) (b)	972,481	14,139,874
Nomad Foods Ltd. (b)	317,180	7,095,317
Primo Water Corp. (a) (b)	161,350	1,811,154
TreeHouse Foods, Inc. (a) (b)	223,900	10,859,150
		33,905,495
Energy (4.8%):
Delek US Holdings, Inc. (a)	87,640	2,938,569
Kosmos Energy Ltd.	1,187,357	6,767,935
Magnolia Oil & Gas Corp. (a) (b)	554,620	6,977,120
PDC Energy, Inc. (a) (b)	152,020	3,978,363
		20,661,987
Industrials (11.7%):
American Woodmark Corp. (a) (b)	41,870	4,375,834
Atkore International Group, Inc. (b)	157,230	6,361,526
Crane Co.	40,420	3,491,480
Finning International, Inc.	192,000	3,741,220
Regal Beloit Corp.	46,818	4,008,089
Rexnord Corp. (b)	54,510	1,778,116
Rush Enterprises, Inc., Class A	141,270	6,569,055
SkyWest, Inc.	176,720	11,421,414
The Timken Co.	87,750	4,941,202
Willscot Corp. (a) (b)	180,610	3,339,479
		50,027,415

See notes to financial statements.

23

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Information Technology (11.1%):
Euronet Worldwide, Inc. (b)	91,940	$14,486,066
NCR Corp. (b)	219,130	7,704,611
Talend SA, ADR (b)	174,740	6,834,081
Verint Systems, Inc. (b)	329,410	18,236,138
		47,260,896
Insurance (18.4%):
Argo Group International Holdings Ltd.	47,100	3,096,825
Axis Capital Holdings Ltd.	295,860	17,585,919
Globe Life, Inc.	120,860	12,720,515
Mercury General Corp.	88,080	4,292,138
Primerica, Inc.	62,773	8,195,643
ProAssurance Corp. (a)	178,320	6,444,485
Stewart Information Services Corp.	157,310	6,416,675
The Hanover Insurance Group, Inc.	46,140	6,305,954
White Mountains Insurance Group Ltd.	12,310	13,731,928
		78,790,082
Materials (4.6%):
Constellium SE (b)	125,060	1,675,804
Graphic Packaging Holding Co.	803,990	13,386,434
Summit Materials, Inc., Class A (b)	190,087	4,543,079
		19,605,317
Mortgage Real Estate Investment Trusts (1.0%):
Redwood Trust, Inc. (a)	249,930	4,133,842
Real Estate (9.8%):
American Assets Trust, Inc.	148,840	6,831,756
Equity Commonwealth	487,411	16,001,703
Kennedy-Wilson Holdings, Inc. (a)	371,370	8,281,551
Spirit Realty Capital, Inc.	129,306	6,359,269
Washington Real Estate Investment Trust	153,940	4,491,969
		41,966,248
Thrifts & Mortgage Finance (5.8%):
Kearny Financial Corp.	643,110	8,894,211
PCSB Financial Corp.	153,380	3,105,945
TFS Financial Corp. (a)	659,850	12,985,848
		24,986,004
Utilities (3.3%):
Black Hills Corp.	71,325	5,601,865
NorthWestern Corp.	42,540	3,048,842
South Jersey Industries, Inc.	165,530	5,459,179
		14,109,886
Total Common Stocks (Cost $330,966,686)		413,079,214

See notes to financial statements.

24

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Preferred Stocks (0.1%)
Health Care (0.1%):
WellDoc, Inc. (c) (d)	1,587,483	$587,369
Total Preferred Stock (Cost $1,942,920)		587,369
Collateral for Securities Loaned^ (2.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (e)	400,753	400,753
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (e)	2,207,860	2,207,860
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (e)	66,935	66,935
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (e)	1,333,776	1,333,776
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (e)	1,467,257	1,467,257
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (e)	2,934,414	2,934,414
Total Collateral for Securities Loaned (Cost $8,410,995)		8,410,995
Total Investments (Cost $341,320,601) — 98.7%		422,077,578
Other assets in excess of liabilities — 1.3%		5,494,298
NET ASSETS — 100.00%		$427,571,876

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, illiquid securities were 0.1% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of the Fund's net assets as of December 31, 2019. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(e)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

See notes to financial statements.

25

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (95.8%)
Communication Services (0.6%):
World Wrestling Entertainment, Inc., Class A (a)	34,240	$2,221,149
Consumer Discretionary (5.8%):
Aramark	86,195	3,740,863
LKQ Corp. (b)	434,480	15,510,936
Penske Automotive Group, Inc. (a)	64,760	3,252,247
		22,504,046
Consumer Staples (8.2%):
Hostess Brands, Inc. (a) (b)	633,230	9,207,165
Nomad Foods Ltd. (b)	300,770	6,728,225
Post Holdings, Inc. (b)	73,410	8,009,031
TreeHouse Foods, Inc. (a) (b)	166,420	8,071,370
		32,015,791
Energy (5.2%):
Diamondback Energy, Inc.	84,750	7,869,885
Magnolia Oil & Gas Corp. (a) (b)	402,160	5,059,173
Noble Energy, Inc.	303,085	7,528,631
		20,457,689
Financials (24.8%):
Aflac, Inc.	256,220	13,554,038
Axis Capital Holdings Ltd.	100,860	5,995,118
Brown & Brown, Inc.	265,460	10,480,361
Cboe Global Markets, Inc.	97,070	11,648,400
E*TRADE Financial Corp.	260,840	11,834,311
First American Financial Corp.	76,030	4,434,070
First Hawaiian, Inc.	372,740	10,753,549
Kearny Financial Corp. (a)	419,000	5,794,770
RenaissanceRe Holdings Ltd.	36,120	7,080,243
Truist Financial Corp.	77,376	4,357,816
Voya Financial, Inc.	173,930	10,606,251
		96,538,927
Health Care (5.8%):
Bio-Rad Laboratories, Inc., Class A (b)	6,690	2,475,501
Humana, Inc.	16,990	6,227,175
QIAGEN NV (b)	62,730	2,120,274
Zimmer Biomet Holdings, Inc.	81,930	12,263,282
		23,086,232
Industrials (8.4%):
Crane Co.	124,560	10,759,493
GrafTech International, Ltd. (a)	202,490	2,352,934
Huntington Ingalls Industries, Inc.	18,320	4,596,122

See notes to financial statements.

26

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Sensata Technologies Holding PLC (b)	58,840	$3,169,711
SkyWest, Inc.	60,840	3,932,089
The Timken Co.	143,010	8,052,893
		32,863,242
Information Technology (10.0%):
Euronet Worldwide, Inc. (b)	86,933	13,697,163
NCR Corp. (b)	172,050	6,049,278
Talend SA, ADR (a) (b)	75,740	2,962,191
Verint Systems, Inc. (b)	292,730	16,205,533
		38,914,165
Materials (9.1%):
Crown Holdings, Inc. (b)	38,035	2,759,059
Freeport-McMoRan, Inc.	554,470	7,274,646
Graphic Packaging Holding Co.	708,390	11,794,693
Sealed Air Corp.	257,100	10,240,293
Summit Materials, Inc., Class A (b)	123,170	2,943,763
		35,012,454
Real Estate (9.7%):
Equity Commonwealth	283,323	9,301,494
Healthcare Trust of America, Inc., Class A	202,210	6,122,919
Invitation Homes, Inc.	192,960	5,783,011
MGM Growth Properties LLC, Series A	306,130	9,480,847
Spirit Realty Capital, Inc.	143,688	7,066,576
		37,754,847
Utilities (8.2%):
AES Corp.	327,210	6,511,479
Atmos Energy Corp.	27,949	3,126,375
FirstEnergy Corp.	174,270	8,469,522
Vistra Energy Corp.	601,260	13,822,966
		31,930,342
Total Common Stocks (Cost $310,699,703)		373,298,884

See notes to financial statements.

27

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Collateral for Securities Loaned^ (2.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	415,149	$415,149
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	2,287,170	2,287,170
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	69,340	69,340
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	1,381,687	1,381,687
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	1,519,963	1,519,963
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	3,039,823	3,039,823
Total Collateral for Securities Loaned (Cost $8,713,132)		8,713,132
Total Investments (Cost $319,412,835) — 98.0%		382,012,016
Other assets in excess of liabilities — 2.0%		7,831,768
NET ASSETS — 100.00%		$389,843,784

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

See notes to financial statements.

28

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (96.4%)
Banks (12.4%):
Citigroup, Inc.	219,530	$17,538,251
JPMorgan Chase & Co.	102,940	14,349,836
The PNC Financial Services Group, Inc.	88,390	14,109,696
U.S. Bancorp	232,290	13,772,474
Wells Fargo & Co.	201,230	10,826,174
		70,596,431
Capital Markets (6.3%):
Cboe Global Markets, Inc.	204,158	24,498,960
E*TRADE Financial Corp.	245,230	11,126,085
		35,625,045
Communication Services (7.9%):
Alphabet, Inc., Class A (a)	15,430	20,666,787
Facebook, Inc., Class A (a)	116,410	23,893,152
		44,559,939
Consumer Discretionary (4.1%):
Aramark	157,740	6,845,916
LKQ Corp. (a)	309,220	11,039,154
McDonald's Corp.	24,200	4,782,162
		22,667,232
Consumer Staples (5.0%):
Keurig Dr Pepper, Inc. (b)	225,890	6,539,516
Mondelez International, Inc., Class A	331,270	18,246,352
Post Holdings, Inc. (a)	31,640	3,451,924
		28,237,792
Energy (10.1%):
Chevron Corp.	107,585	12,965,068
Diamondback Energy, Inc.	143,680	13,342,125
Enterprise Products Partners LP (b)	479,890	13,513,702
Noble Energy, Inc.	474,324	11,782,208
Suncor Energy, Inc.	175,150	5,744,920
		57,348,023
Health Care (11.1%):
Cigna Corp.	24,730	5,057,038
CVS Health Corp.	110,325	8,196,044
Humana, Inc.	22,980	8,422,630
Johnson & Johnson	78,550	11,458,089
Pfizer, Inc.	203,030	7,954,715
UnitedHealth Group, Inc.	27,035	7,947,749
Zimmer Biomet Holdings, Inc.	92,570	13,855,878
		62,892,143
Industrials (8.4%):
Air Canada (a)	235,140	8,785,152
Eaton Corp. PLC	160,850	15,235,712
Parker-Hannifin Corp.	51,640	10,628,545

See notes to financial statements.

29

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Raytheon Co.	38,990	$8,567,663
Union Pacific Corp.	23,210	4,196,136
		47,413,208
Information Technology (2.4%):
Visa, Inc., Class A	70,630	13,271,377
Insurance (11.5%):
Aflac, Inc.	424,740	22,468,745
Brown & Brown, Inc.	431,050	17,017,854
RenaissanceRe Holdings Ltd.	41,080	8,052,502
The Progressive Corp.	239,390	17,329,442
		64,868,543
Materials (4.7%):
Freeport-McMoRan, Inc. (b)	923,630	12,118,026
Sealed Air Corp.	364,460	14,516,442
		26,634,468
Real Estate (4.9%):
Equity Commonwealth	364,700	11,973,101
Invitation Homes, Inc.	518,280	15,532,852
		27,505,953
Utilities (7.6%):
Exelon Corp.	235,490	10,735,989
FirstEnergy Corp.	271,870	13,212,882
Vistra Energy Corp.	823,800	18,939,162
		42,888,033
Total Common Stocks (Cost $430,184,969)		544,508,187
Collateral for Securities Loaned^ (1.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	317,222	317,222
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	1,747,666	1,747,666
Fidelity Investments Prime Money Market Portfolio, Class I , 1.75% (c)	52,984	52,984
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	1,055,771	1,055,771
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	1,161,429	1,161,429
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	2,322,780	2,322,780
Total Collateral for Securities Loaned (Cost $6,657,852)		6,657,852
Total Investments (Cost $436,842,821) — 97.6%		551,166,039
Other assets in excess of liabilities — 2.4%		13,274,171
NET ASSETS — 100.00%		$564,440,210

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

30

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (96.7%)
Banks (5.3%):
Citigroup, Inc.	11,500	$918,735
First Hawaiian, Inc.	49,040	1,414,804
		2,333,539
Capital Markets (7.1%):
Cboe Global Markets, Inc.	15,000	1,800,000
E*TRADE Financial Corp.	28,615	1,298,263
		3,098,263
Communication Services (9.3%):
Alphabet, Inc., Class A (a)	1,462	1,958,188
Facebook, Inc., Class A (a)	10,240	2,101,760
		4,059,948
Consumer Discretionary (4.7%):
LKQ Corp. (a)	57,140	2,039,898
Consumer Staples (11.4%):
Hostess Brands, Inc. (a)	114,330	1,662,357
Mondelez International, Inc., Class A	16,320	898,906
Post Holdings, Inc. (a)	8,710	950,261
TreeHouse Foods, Inc. (a) (b)	30,440	1,476,340
		4,987,864
Energy (8.2%):
Diamondback Energy, Inc.	14,941	1,387,421
Kosmos Energy Ltd.	161,120	918,384
Noble Energy, Inc.	51,962	1,290,736
		3,596,541
Health Care (1.9%):
Zimmer Biomet Holdings, Inc.	5,500	823,240
Industrials (3.2%):
SkyWest, Inc.	21,610	1,396,654
Information Technology (11.2%):
Euronet Worldwide, Inc. (a)	11,800	1,859,208
NCR Corp. (a)	19,780	695,465
Verint Systems, Inc. (a)	43,100	2,386,016
		4,940,689
Insurance (13.7%):
Aflac, Inc.	34,000	1,798,600
Axis Capital Holdings Ltd.	11,000	653,840
Brown & Brown, Inc.	45,250	1,786,470
Mercury General Corp.	18,960	923,921
RenaissanceRe Holdings Ltd.	4,330	848,767
		6,011,598
See notes to financial statements.

31

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments — continued December 31, 2019
Security Description	Shares	Value
Materials (9.2%):
Freeport-McMoRan, Inc.	65,940	$865,133
Graphic Packaging Holding Co.	97,690	1,626,538
Sealed Air Corp.	38,760	1,543,811
		4,035,482
Real Estate (3.2%):
Equity Commonwealth	42,120	1,382,800
Thrifts & Mortgage Finance (3.0%):
Kearny Financial Corp.	95,100	1,315,233
Utilities (5.3%):
Vistra Energy Corp.	101,420	2,331,646
Total Common Stocks (Cost $35,154,474)		42,353,395
Collateral for Securities Loaned^ (0.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	8,577	8,577
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	47,256	47,256
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	1,433	1,433
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	28,547	28,547
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	31,404	31,404
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	62,806	62,806
Total Collateral for Securities Loaned (Cost $180,023)		180,023
Total Investments (Cost $35,334,497) — 97.1%		42,533,418
Other assets in excess of liabilities — 2.9%		1,259,895
NET ASSETS — 100.00%		$43,793,313

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

See notes to financial statements.

32

Victory Portfolios Victory Global Natural Resources Fund	Schedule of Portfolio Investments December 31, 2019
Security Description	Shares	Value
Common Stocks (95.8%)
Energy Equipment & Services (2.5%):
Covia Holdings Corp. (a) (b)	1,836,803	$3,747,078
Metals & Mining (34.0%):
Antofagasta PLC	304,201	3,693,633
First Quantum Minerals Ltd.	1,385,429	14,052,757
Newmont Goldcorp Corp.	98,334	4,272,612
Rio Tinto PLC, ADR (b)	65,859	3,909,391
Turquoise Hill Resources Ltd. (a) (b)	34,670,952	25,524,751
		51,453,144
Oil, Gas & Consumable Fuels (59.3%):
Antero Resources Corp. (a)	2,309,278	6,581,442
ARC Resources Ltd. (b)	819,970	5,165,862
Berry Petroleum Corp.	381,078	3,593,566
Centennial Resource Development, Inc., Class A (a) (b)	1,568,051	7,244,396
Cheniere Energy, Inc. (a)	56,852	3,471,952
Concho Resources, Inc.	52,177	4,569,140
EOG Resources, Inc.	36,358	3,045,346
Laredo Petroleum, Inc. (a)	797,690	2,289,370
Noble Energy, Inc.	125,551	3,118,687
Peyto Exploration & Development Corp.	1,657,515	4,851,014
Range Resources Corp.	4,628,554	22,448,487
SRC Energy, Inc. (a)	1,715,980	7,069,839
Tourmaline Oil Corp.	398,615	4,672,614
Whitecap Resources, Inc.	2,655,525	11,351,019
		89,472,734
Total Common Stocks (Cost $345,397,272)		144,672,956
Collateral for Securities Loaned^ (6.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 1.75% (c)	485,209	485,209
Fidelity Investments Money Market Government Portfolio, Class I, 1.54% (c)	2,673,153	2,673,153
Fidelity Investments Prime Money Market Portfolio, Class I, 1.75% (c)	81,042	81,042
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 1.80% (c)	1,614,861	1,614,861
JPMorgan Prime Money Market Fund, Capital Class, 1.73% (c)	1,776,472	1,776,472
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 1.76% (c)	3,552,823	3,552,823
Total Collateral for Securities Loaned (Cost $10,183,560)		10,183,560
Total Investments (Cost $355,580,832) — 102.5%		154,856,516
Liabilities in excess of other assets — (2.5)%		(3,684,663)
NET ASSETS — 100.00%		$151,171,853

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

33

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
ASSETS:
Investments, at value (Cost $341,320,601, $319,412,835 and $436,842,821)	$422,077,578	(a)	$382,012,016	(b)	$551,166,039	(c)
Cash and cash equivalents	14,961,672		17,016,632		20,328,384
Interest and dividends receivable	574,366		452,676		251,395
Receivable for capital shares issued	499,243		148,522		81,258
Receivable from Adviser	52,942		18,679		45,546
Prepaid expenses	18,165		3,664		17,925
Total Assets	438,183,966		399,652,189		571,890,547
LIABILITIES:
Payables:
Collateral received on loaned securities	8,410,995		8,713,132		6,657,852
Capital shares redeemed	1,684,334		662,032		346,364
Accrued expenses and other payables:
Investment advisory fees	363,118		280,627		237,575
Administration fees	20,487		18,642		26,920
Custodian fees	3,236		2,876		4,008
Transfer agent fees	81,545		79,266		79,999
Compliance fees	289		258		372
Trustees' fees	422		383		590
12b-1 fees	21,565		24,913		65,782
Other accrued expenses	26,099		26,276		30,875
Total Liabilities	10,612,090		9,808,405		7,450,337
NET ASSETS:
Capital	342,256,221		321,544,033		429,740,027
Total distributable earnings/(loss)	85,315,655		68,299,751		134,700,183
Net Assets	$427,571,876		$389,843,784		$564,440,210
Net Assets
Class A Shares	$193,629,562		$207,200,439		$520,159,481
Class C Shares	—		4,872,393		17,028,056
Class R Shares	1,509,939		1,021,587		7,232,024
Class Y Shares	232,432,375		176,749,365		20,020,649
Total	$427,571,876		$389,843,784		$564,440,210
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	7,912,765		8,356,552		9,793,760
Class C Shares	—		222,972		380,982
Class R Shares	68,617		43,579		136,899
Class Y Shares	8,883,269		6,945,335		378,654
Total	16,864,651		15,568,438		10,690,295
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$24.47		$24.79		$53.11
Class C Shares (d)	$—		$21.85		$44.70
Class R Shares	$22.01		$23.44		$52.83
Class Y Shares	$26.17		$25.45		$52.87
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$25.96		$26.30		$56.35

(a)  Includes $8,210,823 of securities on loan.

(b)  Includes $8,516,639 of securities on loan.

(c)  Includes $6,477,980 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

34

Victory Portfolios	Statements of Assets and Liabilities December 31, 2019
	Victory RS Investors Fund		Victory Global Natural Resources Fund
ASSETS:
Investments, at value (Cost $35,334,497 and $355,580,832)	$42,533,418	(a)	$154,856,516 (b)
Foreign currency, at value (Cost $— and $31,315)	—		30,272
Cash and cash equivalents	1,827,104		5,206,386
Interest and dividends receivable	23,825		153,259
Receivable for capital shares issued	10,774		278,144
Receivable for investments sold	—		1,313,275
Receivable from Adviser	28,760		—
Prepaid expenses	366		1,252
Total Assets	44,424,247		161,839,104
LIABILITIES:
Payables:
Collateral received on loaned securities	180,023		10,183,560
Capital shares redeemed	376,599		214,279
Accrued expenses and other payables:
Investment advisory fees	36,210		146,739
Administration fees	2,046		6,448
Custodian fees	467		2,138
Transfer agent fees	10,261		65,445
Compliance fees	26		80
Trustees' fees	39		130
12b-1 fees	5,105		4,982
Other accrued expenses	20,158		43,450
Total Liabilities	630,934		10,667,251
NET ASSETS:
Capital	36,649,187		2,104,581,480
Total distributable earnings/(loss)	7,144,126		(1,953,409,627)
Net Assets	$43,793,313		$151,171,853
Net Assets
Class A Shares	$16,905,792		$32,630,159
Class C Shares	6,898,078		2,948,743
Class R Shares	843,626		621,114
Class Y Shares	19,145,817		114,971,837
Total	$43,793,313		$151,171,853
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,290,981		3,359,578
Class C Shares	597,939		338,380
Class R Shares	72,010		67,773
Class Y Shares	1,421,879		11,370,856
Total	3,382,809		15,136,587
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$13.10		$9.71
Class C Shares (c)	$11.54		$8.71
Class R Shares	$11.72		$9.16
Class Y Shares	$13.47		$10.11
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.90		$10.30

(a)  Includes $174,600 of securities on loan.

(b)  Includes $9,744,481 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

35

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory RS Partners Fund	Victory RS Value Fund	Victory RS Large Cap Alpha Fund
Investment Income:
Dividends	$8,061,550	$5,818,219	$9,975,694
Interest	307,031	288,260	373,377
Securities lending (net of fees)	41,890	30,765	10,826
Foreign tax withholding	(13,014)	—	—
Total Income	8,397,457	6,137,244	10,359,897
Expenses:
Investment advisory fees	4,317,967	3,308,138	2,698,005
Administration fees	264,271	237,987	329,707
12b-1 fees — Class A Shares	478,214	505,106	1,234,921
12b-1 fees — Class C Shares	—	69,178	178,214
12b-1 fees — Class R Shares	7,159	5,245	34,548
Custodian fees	16,130	12,619	25,637
Transfer agent fees	52,224	38,518	38,388
Transfer agent fees — Class A Shares	264,278	257,979	447,879
Transfer agent fees — Class C Shares	—	7,759	12,836
Transfer agent fees — Class R Shares	2,737	3,992	12,931
Transfer agent fees — Class Y Shares	180,877	160,403	18,918
Trustees' fees	38,666	34,233	45,838
Compliance fees	3,488	3,117	4,285
Legal and audit fees	39,952	37,286	48,619
State registration and filing fees	57,805	78,193	68,897
Other expenses	97,776	82,545	56,595
Total Expenses	5,821,544	4,842,298	5,256,218
Expenses waived/reimbursed by Adviser	(344,191)	(154,554)	(327,684)
Net Expenses	5,477,353	4,687,744	4,928,534
Net Investment Income (Loss)	2,920,104	1,449,500	5,431,363
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	40,883,294	34,077,370	27,752,926
Net change in unrealized appreciation/depreciation on investment securities	74,331,906	69,785,270	109,044,824
Net realized/unrealized gains (losses) on investments	115,215,200	103,862,640	136,797,750
Change in net assets resulting from operations	$118,135,304	$105,312,140	$142,229,113

See notes to financial statements.

36

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2019
	Victory RS Investors Fund	Victory Global Natural Resources Fund
Investment Income:
Dividends	$524,760	$4,612,163
Interest	26,227	312,654
Securities lending (net of fees)	1,656	44,071
Foreign tax withholding	—	(335,813)
Total Income	552,643	4,633,075
Expenses:
Investment advisory fees	412,370	3,242,960
Administration fees	25,213	201,270
12b-1 fees — Class A Shares	42,829	119,902
12b-1 fees — Class C Shares	74,735	46,085
12b-1 fees — Class R Shares	4,401	3,617
Custodian fees	3,263	17,341
Transfer agent fees	6,413	122,845
Transfer agent fees — Class A Shares	20,200	111,506
Transfer agent fees — Class C Shares	8,811	11,097
Transfer agent fees — Class R Shares	1,954	2,061
Transfer agent fees — Class Y Shares	21,051	249,574
Trustees' fees	4,767	39,708
Compliance fees	329	2,968
Legal and audit fees	10,419	25,976
State registration and filing fees	70,352	93,990
Other expenses	20,457	72,915
Total Expenses	727,564	4,363,815
Expenses waived/reimbursed by Adviser	(162,310)	(429,505)
Net Expenses	565,254	3,934,310
Net Investment Income (Loss)	(12,611)	698,765
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	1,944,737	(302,104,028)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	8,148,148	187,635,480
Net realized/unrealized gains (losses) on investments	10,092,885	(114,468,548)
Change in net assets resulting from operations	$10,080,274	$(113,769,783)

See notes to financial statements.

37

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$2,920,104	$1,833,237	$1,449,500	$1,554,498	$5,431,363	$4,308,297
Net realized gains (losses) from investments	40,883,294	86,121,266	34,077,370	47,724,006	27,752,926	81,827,397
Net change in unrealized appreciation/ depreciation on investments	74,331,906	(147,254,191)	69,785,270	(93,914,909)	109,044,824	(135,809,861)
Change in net assets resulting from operations	118,135,304	(59,299,688)	105,312,140	(44,636,405)	142,229,113	(49,674,167)
Distributions to Shareholders:
Class A Shares	(18,545,144)	(35,773,137)	(14,419,529)	(24,922,768)	(19,425,553)	(80,490,381)
Class C Shares	—	—	(350,766)	(1,375,886)	(621,209)	(3,700,952)
Class R Shares	(152,466)	(270,891)	(70,532)	(162,838)	(249,827)	(1,216,665)
Class Y Shares	(23,073,509)	(49,823,881)	(12,497,492)	(24,215,948)	(786,292)	(4,333,722)
Change in net assets resulting from distributions to shareholders	(41,771,119)	(85,867,909)	(27,338,319)	(50,677,440)	(21,082,881)	(89,741,720)
Change in net assets resulting from capital transactions	(76,430,849)	(37,433,612)	(44,649,999)	(54,228,953)	(42,142,778)	10,452,685
Change in net assets	(66,664)	(182,601,209)	33,323,822	(149,542,798)	79,003,454	(128,963,202)
Net Assets:
Beginning of period	427,638,540	610,239,749	356,519,962	506,062,760	485,436,756	614,399,958
End of period	$427,571,876	$427,638,540	$389,843,784	$356,519,962	$564,440,210	$485,436,756

(continues on next page)

See notes to financial statements.

38

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$16,579,793	$10,542,694	$13,105,632	$14,150,821	$17,052,317	$20,740,364
Distributions reinvested	18,238,219	35,117,192	14,014,003	24,219,793	18,921,963	77,994,848
Cost of shares redeemed	(48,748,054)	(68,463,235)	(38,839,092)	(51,805,118)	(65,297,079)	(75,131,993)
Total Class A Shares	$(13,930,042)	$(22,803,349)	$(11,719,457)	$(13,434,504)	$(29,322,799)	$23,603,219
Class C Shares
Proceeds from shares issued	$—	$—	$576,327	$1,342,072	$612,718	$2,049,875
Distributions reinvested	—	—	332,779	1,333,779	578,811	3,453,415
Cost of shares redeemed	—	—	(7,244,004)	(7,541,603)	(6,481,288)	(11,400,448)
Total Class C Shares	$—	$—	$(6,334,898)	$(4,865,752)	$(5,289,759)	$(5,897,158)
Class R Shares
Proceeds from shares issued	$150,948	$250,543	$97,915	$214,961	$546,882	$1,047,801
Distributions reinvested	152,466	270,891	70,532	162,838	247,948	1,210,626
Cost of shares redeemed	(207,402)	(1,018,596)	(380,522)	(669,866)	(1,453,937)	(4,210,175)
Total Class R Shares	$96,012	$(497,162)	$(212,075)	$(292,067)	$(659,107)	$(1,951,748)
Class Y Shares
Proceeds from shares issued	$42,480,816	$33,627,569	$17,702,861	$17,137,847	$4,219,718	$6,642,092
Distributions reinvested	22,957,985	49,499,526	12,251,365	23,672,512	759,111	4,119,726
Cost of shares redeemed	(128,035,620)	(97,260,196)	(56,337,795)	(76,446,989)	(11,849,942)	(16,063,446)
Total Class Y Shares	$(62,596,819)	$(14,133,101)	$(26,383,569)	$(35,636,630)	$(6,871,113)	$(5,301,628)
Change in net assets resulting from capital transactions	$(76,430,849)	$(37,433,612)	$(44,649,999)	$(54,228,953)	$(42,142,778)	$10,452,685

(continues on next page)

See notes to financial statements.

39

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	691,105	370,388	542,728	539,942	343,113	364,209
Reinvested	758,032	1,683,464	567,685	1,176,725	357,509	1,825,583
Redeemed	(2,042,889)	(2,415,797)	(1,607,052)	(2,021,000)	(1,309,527)	(1,340,333)
Total Class A Shares	(593,752)	(361,945)	(496,639)	(304,333)	(608,905)	849,459
Class C Shares
Issued	—	—	27,312	60,727	14,939	43,140
Reinvested	—	—	15,378	73,124	13,077	96,062
Redeemed	—	—	(341,331)	(324,233)	(156,432)	(231,269)
Total Class C Shares	—	—	(298,641)	(190,382)	(128,416)	(92,067)
Class R Shares
Issued	6,910	9,314	4,276	8,571	11,149	18,584
Reinvested	7,039	14,325	3,033	8,359	4,724	28,596
Redeemed	(9,594)	(39,384)	(16,629)	(28,882)	(30,091)	(77,609)
Total Class R Shares	4,355	(15,745)	(9,320)	(11,952)	(14,218)	(30,429)
Class Y Shares
Issued	1,651,373	1,142,322	717,334	656,480	84,116	115,708
Reinvested	895,516	2,227,155	482,657	1,119,999	14,386	96,691
Redeemed	(5,089,360)	(3,323,588)	(2,273,518)	(3,005,028)	(239,430)	(289,399)
Total Class Y Shares	(2,542,471)	45,889	(1,073,527)	(1,228,549)	(140,928)	(77,000)
Change in Shares	(3,131,868)	(331,801)	(1,878,127)	(1,735,216)	(892,467)	649,963

See notes to financial statements.

40

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$(12,611)	$(54,803)	$698,765	$(4,077,976)
Net realized gains (losses) from investments	1,944,737	5,799,863	(302,104,028)	(193,930,232)
Net change in unrealized appreciation/depreciation on investments	8,148,148	(9,808,027)	187,635,480	(289,417,818)
Change in net assets resulting from operations	10,080,274	(4,062,967)	(113,769,783)	(487,426,026)
Distributions to Shareholders:
Class A Shares	(721,644)	(2,453,812)	—	—
Class C Shares	(330,965)	(1,248,830)	—	—
Class R Shares	(38,858)	(139,602)	—	—
Class Y Shares	(779,678)	(2,365,022)	(294,977)	—
Change in net assets resulting from distributions to shareholders	(1,871,145)	(6,207,266)	(294,977)	—
Change in net assets resulting from capital transactions	(2,879,723)	(11,344,224)	(200,204,338)	(458,989,878)
Change in net assets	5,329,406	(21,614,457)	(314,269,098)	(946,415,904)
Net Assets:
Beginning of period	38,463,907	60,078,364	465,440,951	1,411,856,855
End of period	$43,793,313	$38,463,907	$151,171,853	$465,440,951

(continues on next page)

See notes to financial statements.

41

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,270,985	$1,692,860	$9,391,402	$41,141,199
Distributions reinvested	698,892	2,382,350	—	—
Cost of shares redeemed	(4,140,546)	(4,704,359)	(26,068,909)	(168,408,240)
Total Class A Shares	$(2,170,669)	$(629,149)	$(16,677,507)	$(127,267,041)
Class C Shares
Proceeds from shares issued	$400,138	$474,091	$177,189	$577,051
Distributions reinvested	279,002	1,055,957	—	—
Cost of shares redeemed	(2,558,469)	(3,353,594)	(2,812,027)	(7,085,345)
Total Class C Shares	$(1,879,329)	$(1,823,546)	$(2,634,838)	$(6,508,294)
Class R Shares
Proceeds from shares issued	$47,252	$110,635	$264,804	$562,850
Distributions reinvested	38,858	139,602	—	—
Cost of shares redeemed	(243,184)	(577,298)	(350,859)	(1,061,738)
Total Class R Shares	$(157,074)	$(327,061)	$(86,055)	$(498,888)
Class Y Shares
Proceeds from shares issued	$7,332,552	$2,756,651	$106,594,493	$264,889,815
Distributions reinvested	760,887	2,290,072	250,255	—
Cost of shares redeemed	(6,766,090)	(13,611,191)	(287,650,686)	(526,709,948)
Cost of shares redeemed in-kind	—	—	—	(62,895,522)
Total Class Y Shares	$1,327,349	$(8,564,468)	$(180,805,938)	$(324,715,655)
Change in net assets resulting from capital transactions	$(2,879,723)	$(11,344,224)	$(200,204,338)	$(458,989,878)

(continues on next page)

See notes to financial statements.

42

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares
Issued	99,510	121,865	851,433	1,809,584
Reinvested	53,885	219,774	—	—
Redeemed	(331,114)	(346,502)	(2,468,125)	(7,892,823)
Total Class A Shares	(177,719)	(4,863)	(1,616,692)	(6,083,239)
Class C Shares
Issued	35,207	42,948	16,952	30,147
Reinvested	24,409	109,086	—	—
Redeemed	(225,759)	(266,960)	(275,087)	(377,893)
Total Class C Shares	(166,143)	(114,926)	(258,135)	(347,746)
Class R Shares
Issued	4,134	8,825	28,305	28,741
Reinvested	3,347	14,231	—	—
Redeemed	(21,490)	(44,650)	(36,060)	(61,437)
Total Class R Shares	(14,009)	(21,594)	(7,755)	(32,696)
Class Y Shares
Issued	550,472	202,137	8,945,033	11,961,924
Reinvested	57,038	206,346	25,407	—
Redeemed	(526,955)	(991,078)	(27,015,945)	(25,719,904)
Redeemed in-kind	—	—	—	(2,611,940)
Total Class Y Shares	80,555	(582,595)	(18,045,505)	(16,369,920)
Change in Shares	(277,316)	(723,978)	(19,928,087)	(22,833,601)

See notes to financial statements.

43

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
Victory RS Partners Fund
Class A
Year Ended 12/31/19	$20.66	0.12	6.12	6.24	(0.21)	(2.22)
Year Ended 12/31/18	$29.21	0.04	(3.52)	(3.48)	(0.08)	(4.99)
Year Ended 12/31/17	$31.58	(0.25)	4.78	4.53	—	(6.90)
Year Ended 12/31/16	$26.89	(0.12)	6.59	6.47	—	(1.78)
Year Ended 12/31/15	$31.08	(0.11)	(3.22)	(3.33)	—	(0.86)
Class R
Year Ended 12/31/19	$18.79	0.03	5.55	5.58	(0.14)	(2.22)
Year Ended 12/31/18	$27.09	(0.04)	(3.27)	(3.31)	—	(4.99)
Year Ended 12/31/17	$29.84	(0.44)	4.59	4.15	—	(6.90)
Year Ended 12/31/16	$25.57	(0.21)	6.26	6.05	—	(1.78)
Year Ended 12/31/15	$29.72	(0.21)	(3.08)	(3.29)	—	(0.86)
Class Y
Year Ended 12/31/19	$21.94	0.21	6.52	6.73	(0.28)	(2.22)
Year Ended 12/31/18	$30.67	0.14	(3.71)	(3.57)	(0.17)	(4.99)
Year Ended 12/31/17	$32.75	(0.04)	4.86	4.82	—	(6.90)
Year Ended 12/31/16	$27.75	(0.03)	6.81	6.78	—	(1.78)
Year Ended 12/31/15	$31.95	(0.02)	(3.32)	(3.34)	—	(0.86)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

44

For a Share Outstanding Throughout Each Period

Victory Portfolios	Financial Highlights — continued

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Partners Fund
Class A
Year Ended 12/31/19	(2.43)	$24.47	30.69%	1.45%	0.49%	1.52%	$193,630	57%
Year Ended 12/31/18	(5.07)	$20.66	(12.04)%	1.45%	0.14%	1.52%	$175,723	62%
Year Ended 12/31/17	(6.90)	$29.21	14.21%	1.45%	(0.75)%	1.50%	$259,050	38%
Year Ended 12/31/16	(1.78)	$31.58	24.04%	1.45%	(0.44)%	1.53%	$378,695	60%
Year Ended 12/31/15	(0.86)	$26.89	(10.74)%	1.42%	(0.35)%	1.42%	$475,722	42%
Class R
Year Ended 12/31/19	(2.36)	$22.01	30.26%	1.81%	0.12%	2.63%	$1,510	57%
Year Ended 12/31/18	(4.99)	$18.79	(12.39)%	1.81%	(0.16)%	2.37%	$1,207	62%
Year Ended 12/31/17	(6.90)	$27.09	13.81%	1.81%	(1.40)%	2.28%	$2,168	38%
Year Ended 12/31/16	(1.78)	$29.84	23.64%	1.81%	(0.78)%	1.81%	$2,452	60%
Year Ended 12/31/15	(0.86)	$25.57	(11.09)%	1.81%	(0.74)%	1.81%	$2,365	42%
Class Y
Year Ended 12/31/19	(2.50)	$26.17	31.18%	1.12%	0.82%	1.21%	$232,432	57%
Year Ended 12/31/18	(5.16)	$21.94	(11.77)%	1.12%	0.48%	1.19%	$250,709	62%
Year Ended 12/31/17	(6.90)	$30.67	14.59%	1.12%	(0.11)%	1.21%	$349,022	38%
Year Ended 12/31/16	(1.78)	$32.75	24.41%	1.12%	(0.11)%	1.22%	$378,271	60%
Year Ended 12/31/15	(0.86)	$27.75	(10.47)%	1.12%	(0.05)%	1.18%	$542,595	42%

See notes to financial statements.

45

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory RS Value Fund
Class A
Year Ended 12/31/19	$20.28	0.07	6.28	6.35	(0.14)	(1.70)	(1.84)
Year Ended 12/31/18	$26.21	0.06	(2.85)	(2.79)	(0.14)	(3.00)	(3.14)
Year Ended 12/31/17	$27.94	0.03	4.80	4.83	(0.04)	(6.52)	(6.56)
Year Ended 12/31/16	$28.33	— (c)	3.09	3.09	(0.13)	(3.35)	(3.48)
Year Ended 12/31/15	$33.04	(0.08)	(1.98)	(2.06)	— (c)	(2.65)	(2.65)
Class C
Year Ended 12/31/19	$18.08	(0.11)	5.58	5.47	—	(1.70)	(1.70)
Year Ended 12/31/18	$23.76	(0.13)	(2.55)	(2.68)	—	(3.00)	(3.00)
Year Ended 12/31/17	$26.01	(0.08)	4.35	4.27	—	(6.52)	(6.52)
Year Ended 12/31/16	$26.69	(0.21)	2.88	2.67	—	(3.35)	(3.35)
Year Ended 12/31/15	$31.54	(0.32)	(1.88)	(2.20)	—	(2.65)	(2.65)
Class R
Year Ended 12/31/19	$19.26	(0.03)	5.95	5.92	(0.04)	(1.70)	(1.74)
Year Ended 12/31/18	$25.06	(0.03)	(2.72)	(2.75)	(0.05)	(3.00)	(3.05)
Year Ended 12/31/17	$27.03	(0.03)	4.58	4.55	—	(6.52)	(6.52)
Year Ended 12/31/16	$27.51	(0.09)	2.96	2.87	—	(3.35)	(3.35)
Year Ended 12/31/15	$32.29	(0.21)	(1.92)	(2.13)	—	(2.65)	(2.65)
Class Y
Year Ended 12/31/19	$20.77	0.13	6.44	6.57	(0.19)	(1.70)	(1.89)
Year Ended 12/31/18	$26.77	0.13	(2.92)	(2.79)	(0.21)	(3.00)	(3.21)
Year Ended 12/31/17	$28.40	0.06	4.94	5.00	(0.11)	(6.52)	(6.63)
Year Ended 12/31/16	$28.57	0.08	3.10	3.18	—	(3.35)	(3.35)
Year Ended 12/31/15	$33.23	(0.02)	(1.99)	(2.01)	—	(2.65)	(2.65)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

46

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Value Fund
Class A
Year Ended 12/31/19	—		$24.79	31.35%		1.30%	0.28%	1.35%	$207,200	54%
Year Ended 12/31/18	—		$20.28	(10.75)%		1.30%	0.24%	1.34%	$179,535	65%
Year Ended 12/31/17	—		$26.21	17.41%		1.30%	0.09%	1.33%	$239,994	64%
Year Ended 12/31/16	—	(c)	$27.94	10.92	%(d)	1.30%	(0.01)%	1.35%	$268,979	67%
Year Ended 12/31/15	—		$28.33	(6.18)%		1.26%	(0.24)%	1.26%	$352,205	55%
Class C
Year Ended 12/31/19	—		$21.85	30.32%		2.07%	(0.50)%	2.29%	$4,872	54%
Year Ended 12/31/18	—		$18.08	(11.41)%		2.07%	(0.54)%	2.14%	$9,428	65%
Year Ended 12/31/17	—		$23.76	16.53%		2.07%	(0.30)%	2.08%	$16,916	64%
Year Ended 12/31/16	—	(c)	$26.01	10.01	%(d)	2.07%	(0.78)%	2.13%	$19,943	67%
Year Ended 12/31/15	—		$26.69	(6.92)%		2.04%	(1.03)%	2.04%	$24,714	55%
Class R
Year Ended 12/31/19	—		$23.44	30.89%		1.69%	(0.13)%	3.47%	$1,022	54%
Year Ended 12/31/18	—		$19.26	(11.12)%		1.69%	(0.11)%	2.82%	$1,019	65%
Year Ended 12/31/17	—		$25.06	16.95%		1.69%	(0.11)%	2.29%	$1,625	64%
Year Ended 12/31/16	—	(c)	$27.03	10.45	%(d)	1.69%	(0.34)%	1.80%	$1,670	67%
Year Ended 12/31/15	—		$27.51	(6.54)%		1.65%	(0.64)%	1.65%	$3,456	55%
Class Y
Year Ended 12/31/19	—		$25.45	31.69%		1.06%	0.51%	1.07%	$176,749	54%
Year Ended 12/31/18	—		$20.77	(10.54)%		1.06%	0.49%	1.06%	$166,538	65%
Year Ended 12/31/17	—		$26.77	17.71%		1.06%	0.20%	1.06%	$247,528	64%
Year Ended 12/31/16	—	(c)	$28.40	11.14	%(d)	1.06%	0.26%	1.19%	$260,818	67%
Year Ended 12/31/15	—		$28.57	(5.99)%		1.06%	(0.05)%	1.11%	$724,715	55%
(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

47

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
Victory RS Large Cap Alpha Fund
Class A
Year Ended 12/31/19	$42.20	0.51	12.44	12.95	(0.37)	(1.67)	(2.04)
Year Ended 12/31/18	$56.61	0.44	(5.67)	(5.23)	(0.38)	(8.80)	(9.18)
Year Ended 12/31/17	$51.86	0.38	9.10	9.48	— (c)	(4.73)	(4.73)
Year Ended 12/31/16	$50.98	0.40	4.01	4.41	(0.42)	(3.12)	(3.54)
Year Ended 12/31/15	$59.25	0.50	(1.74)	(1.24)	(0.57)	(6.46)	(7.03)
Class C
Year Ended 12/31/19	$35.78	0.10	10.50	10.60	(0.01)	(1.67)	(1.68)
Year Ended 12/31/18	$49.50	(0.03)	(4.89)	(4.92)	— (c)	(8.80)	(8.80)
Year Ended 12/31/17	$46.22	(0.04)	8.05	8.01	—	(4.73)	(4.73)
Year Ended 12/31/16	$45.80	— (c)	3.57	3.57	(0.04)	(3.12)	(3.16)
Year Ended 12/31/15	$53.96	0.03	(1.58)	(1.55)	(0.15)	(6.46)	(6.61)
Class R
Year Ended 12/31/19	$42.01	0.32	12.36	12.68	(0.19)	(1.67)	(1.86)
Year Ended 12/31/18	$56.35	0.22	(5.61)	(5.39)	(0.15)	(8.80)	(8.95)
Year Ended 12/31/17	$51.83	0.18	9.07	9.25	—	(4.73)	(4.73)
Year Ended 12/31/16	$50.93	0.23	3.99	4.22	(0.21)	(3.12)	(3.33)
Year Ended 12/31/15	$59.15	0.29	(1.74)	(1.45)	(0.31)	(6.46)	(6.77)
Class Y
Year Ended 12/31/19	$42.01	0.61	12.38	12.99	(0.46)	(1.67)	(2.13)
Year Ended 12/31/18	$56.38	0.55	(5.64)	(5.09)	(0.48)	(8.80)	(9.28)
Year Ended 12/31/17	$51.66	0.49	9.07	9.56	(0.11)	(4.73)	(4.84)
Year Ended 12/31/16	$50.82	0.51	4.00	4.51	(0.56)	(3.12)	(3.68)
Year Ended 12/31/15	$59.08	0.62	(1.74)	(1.12)	(0.68)	(6.46)	(7.14)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

48

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Large Cap Alpha Fund
Class A
Year Ended 12/31/19	—	$53.11	30.73%		0.89%	1.03%	0.95%	$520,159	51%
Year Ended 12/31/18	—	$42.20	(9.31)%		0.89%	0.77%	0.93%	$439,035	59%
Year Ended 12/31/17	—	$56.61	18.32%		0.89%	0.68%	0.94%	$540,762	55%
Year Ended 12/31/16	0.01	$51.86	8.67	%(d)	0.89%	0.79%	0.92%	$522,593	79%
Year Ended 12/31/15	—	$50.98	(2.03)%		0.89%	0.86%	0.89%	$556,204	39%
Class C
Year Ended 12/31/19	—	$44.70	29.70%		1.69%	0.24%	1.74%	$17,028	51%
Year Ended 12/31/18	—	$35.78	(10.03)%		1.69%	(0.06)%	1.75%	$18,227	59%
Year Ended 12/31/17	—	$49.50	17.36%		1.69%	(0.08)%	1.71%	$29,771	55%
Year Ended 12/31/16	0.01	$46.22	7.80	%(d)	1.69%	(0.01)%	1.71%	$28,801	79%
Year Ended 12/31/15	—	$45.80	(2.80)%		1.69%	0.06%	1.69%	$33,608	39%
Class R
Year Ended 12/31/19	—	$52.83	30.23%		1.26%	0.66%	1.48%	$7,232	51%
Year Ended 12/31/18	—	$42.01	(9.63)%		1.26%	0.38%	1.40%	$6,348	59%
Year Ended 12/31/17	—	$56.35	17.87%		1.26%	0.33%	1.42%	$10,229	55%
Year Ended 12/31/16	0.01	$51.83	8.30	%(d)	1.23%	0.45%	1.23%	$10,631	79%
Year Ended 12/31/15	—	$50.93	(2.38)%		1.26%	0.49%	1.26%	$12,402	39%
Class Y
Year Ended 12/31/19	—	$52.87	30.99%		0.68%	1.24%	0.78%	$20,021	51%
Year Ended 12/31/18	—	$42.01	(9.11)%		0.68%	0.96%	0.75%	$21,827	59%
Year Ended 12/31/17	—	$56.38	18.56%		0.68%	0.88%	0.72%	$33,638	55%
Year Ended 12/31/16	0.01	$51.66	8.89	%(d)	0.68%	1.00%	0.69%	$31,840	79%
Year Ended 12/31/15	—	$50.82	(1.82)%		0.68%	1.05%	0.68%	$31,662	39%

(c)  Amounts is less than $0.005.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

See notes to financial statements.

49

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
Victory RS Investors Fund
Class A
Year Ended 12/31/19	$10.68	— (c)	2.99	2.99	—	(0.57)
Year Ended 12/31/18	$13.86	— (c)	(1.27)	(1.27)	—	(1.91)
Year Ended 12/31/17	$13.65	(0.03)	2.23	2.20	—	(1.99)
Year Ended 12/31/16	$12.42	— (c)	1.23	1.23	—	—
Year Ended 12/31/15	$12.95	(0.04)	(0.49)	(0.53)	—	—
Class C
Year Ended 12/31/19	$9.53	(0.08)	2.66	2.58	—	(0.57)
Year Ended 12/31/18	$12.68	(0.10)	(1.14)	(1.24)	—	(1.91)
Year Ended 12/31/17	$12.73	(0.19)	2.13	1.94	—	(1.99)
Year Ended 12/31/16	$11.67	(0.09)	1.15	1.06	—	—
Year Ended 12/31/15	$12.26	(0.12)	(0.47)	(0.59)	—	—
Class R
Year Ended 12/31/19	$9.66	(0.07)	2.70	2.63	—	(0.57)
Year Ended 12/31/18	$12.81	(0.08)	(1.16)	(1.24)	—	(1.91)
Year Ended 12/31/17	$12.83	(0.17)	2.14	1.97	—	(1.99)
Year Ended 12/31/16	$11.73	(0.06)	1.16	1.10	—	—
Year Ended 12/31/15	$12.30	(0.09)	(0.48)	(0.57)	—	—
Class Y
Year Ended 12/31/19	$10.94	0.03	3.07	3.10	—	(0.57)
Year Ended 12/31/18	$14.10	0.03	(1.28)	(1.25)	—	(1.91)
Year Ended 12/31/17	$13.82	0.03	2.24	2.27	—	(1.99)
Year Ended 12/31/16	$12.55	0.04	1.24	1.28	(0.01)	—
Year Ended 12/31/15	$13.05	—	(0.50)	(0.50)	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Investors Fund
Class A
Year Ended 12/31/19	(0.57)	$13.10	28.01%	1.33%	0.03%	1.62%	$16,906	64%
Year Ended 12/31/18	(1.91)	$10.68	(9.36)%	1.33%	(0.03)%	1.58%	$15,682	56%
Year Ended 12/31/17	(1.99)	$13.86	16.28%	1.33%	(0.24)%	1.54%	$20,419	80%
Year Ended 12/31/16	—	$13.65	9.90%	1.33%	0.02%	1.56%	$28,022	92%
Year Ended 12/31/15	—	$12.42	(4.09)%	1.33%	(0.28)%	1.51%	$41,556	50%
Class C
Year Ended 12/31/19	(0.57)	$11.54	27.08%	2.07%	(0.73)%	2.54%	$6,898	64%
Year Ended 12/31/18	(1.91)	$9.53	(10.08)%	2.07%	(0.82)%	2.44%	$7,282	56%
Year Ended 12/31/17	(1.99)	$12.68	15.48%	2.07%	(1.42)%	2.35%	$11,149	80%
Year Ended 12/31/16	—	$12.73	9.08%	2.07%	(0.72)%	2.35%	$14,517	92%
Year Ended 12/31/15	—	$11.67	(4.81)%	2.07%	(1.01)%	2.29%	$21,654	50%
Class R
Year Ended 12/31/19	(0.57)	$11.72	27.24%	1.95%	(0.59)%	3.85%	$844	64%
Year Ended 12/31/18	(1.91)	$9.66	(9.91)%	1.95%	(0.64)%	3.15%	$831	56%
Year Ended 12/31/17	(1.99)	$12.81	15.50%	1.95%	(1.27)%	2.72%	$1,379	80%
Year Ended 12/31/16	—	$12.83	9.38%	1.92%	(0.50)%	1.92%	$1,314	92%
Year Ended 12/31/15	—	$11.73	(4.63)%	1.84%	(0.78)%	1.90%	$1,771	50%
Class Y
Year Ended 12/31/19	(0.57)	$13.47	28.35%	1.05%	0.27%	1.43%	$19,146	64%
Year Ended 12/31/18	(1.91)	$10.94	(9.06)%	1.05%	0.18%	1.37%	$14,669	56%
Year Ended 12/31/17	(1.99)	$14.10	16.59%	1.05%	0.19%	1.25%	$27,131	80%
Year Ended 12/31/16	(0.01)	$13.82	10.17%	1.05%	0.28%	1.24%	$50,013	92%
Year Ended 12/31/15	—	$12.55	(3.83)%	1.05%	(0.01)%	1.21%	$80,290	50%

See notes to financial statements.

51

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory Global Natural Resources Fund
Class A
Year Ended 12/31/19	$12.86	— (c)	(3.15)	(3.15)	—	—
Year Ended 12/31/18	$23.73	(0.14)	(10.73)	(10.87)	—	—
Year Ended 12/31/17	$23.49	(0.22)	0.46	0.24	—	—
Year Ended 12/31/16	$15.34	(0.10)	8.25	8.15	—	—
Year Ended 12/31/15	$24.81	(0.11)	(9.36)	(9.47)	—	—
Class C
Year Ended 12/31/19	$11.63	(0.08)	(2.84)	(2.92)	—	—
Year Ended 12/31/18	$21.63	(0.28)	(9.72)	(10.00)	—	—
Year Ended 12/31/17	$21.59	(0.36)	0.40	0.04	—	—
Year Ended 12/31/16	$14.21	(0.24)	7.62	7.38	—	—
Year Ended 12/31/15	$23.17	(0.27)	(8.69)	(8.96)	—	—
Class R
Year Ended 12/31/19	$12.18	(0.04)	(2.98)	(3.02)	—	—
Year Ended 12/31/18	$22.56	(0.20)	(10.18)	(10.38)	—	—
Year Ended 12/31/17	$22.42	(0.29)	0.43	0.14	—	—
Year Ended 12/31/16	$14.68	(0.15)	7.89	7.74	—	—
Year Ended 12/31/15	$23.82	(0.18)	(8.96)	(9.14)	—	—
Class Y
Year Ended 12/31/19	$13.38	0.03	(3.27)	(3.24)	(0.03)	(0.03)
Year Ended 12/31/18	$24.60	(0.06)	(11.16)	(11.22)	—	—
Year Ended 12/31/17	$24.28	(0.14)	0.46	0.32	—	—
Year Ended 12/31/16	$15.80	(0.04)	8.52	8.48	—	—
Year Ended 12/31/15	$25.48	(0.05)	(9.63)	(9.68)	—	—

*  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  Amount is less than 0.005%.

(e)  Portfolio turnover increased due to change within the portfolio holdings during the year.

(f)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets				Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*		Net Expenses	Net Investment Income		Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Global Natural Resources Fund
Class A
Year Ended 12/31/19	—		$9.71	(24.49)%		1.48%	—	%(d)	1.69%	$32,630	24%
Year Ended 12/31/18	—		$12.86	(45.81)%		1.48%	(0.65)%		1.54%	$64,001	26%
Year Ended 12/31/17	—		$23.73	1.02%		1.48%	(0.93)%		1.55%	$262,455	57	%(e)
Year Ended 12/31/16	—	(c)	$23.49	53.13	%(f)	1.48%	(0.51)%		1.48%	$545,778	29%
Year Ended 12/31/15	—		$15.34	(38.17)%		1.45%	(0.52)%		1.45%	$332,598	33%
Class C
Year Ended 12/31/19	—		$8.71	(25.11)%		2.28%	(0.81)%		2.75%	$2,949	24%
Year Ended 12/31/18	—		$11.63	(46.26)%		2.28%	(1.42)%		2.38%	$6,939	26%
Year Ended 12/31/17	—		$21.63	0.23%		2.28%	(1.72)%		2.35%	$20,428	57	%(e)
Year Ended 12/31/16	—	(c)	$21.59	51.94	%(f)	2.28%	(1.32)%		2.31%	$30,789	29%
Year Ended 12/31/15	—		$14.21	(38.67)%		2.25%	(1.33)%		2.25%	$26,501	33%
Class R
Year Ended 12/31/19	—		$9.16	(24.79)%		1.86%	(0.37)%		4.31%	$621	24%
Year Ended 12/31/18	—		$12.18	(46.01)%		1.86%	(0.99)%		2.50%	$920	26%
Year Ended 12/31/17	—		$22.56	0.62%		1.86%	(1.31)%		2.20%	$2,442	57	%(e)
Year Ended 12/31/16	—	(c)	$22.42	52.72	%(f)	1.74%	(0.80)%		1.74%	$4,611	29%
Year Ended 12/31/15	—		$14.68	(38.37)%		1.78%	(0.85)%		1.78%	$3,427	33%
Class Y
Year Ended 12/31/19	—		$10.11	(24.25)%		1.15%	0.27%		1.26%	$114,972	24%
Year Ended 12/31/18	—		$13.38	(45.63)%		1.15%	(0.29)%		1.20%	$393,581	26%
Year Ended 12/31/17	—		$24.60	1.36%		1.15%	(0.58)%		1.19%	$1,126,533	57	%(e)
Year Ended 12/31/16	—	(c)	$24.28	53.67	%(f)	1.15%	(0.19)%		1.17%	$1,300,024	29%
Year Ended 12/31/15	—		$15.80	(37.99)%		1.14%	(0.21)%		1.14%	$1,174,590	33%

See notes to financial statements.

53

Victory Portfolios	Notes to Financial Statements December 31, 2019

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Partners Fund	RS Partners Fund	Classes A, R and Y
Victory RS Value Fund	RS Value Fund	Classes A, C, R and Y
Victory RS Large Cap Alpha Fund	RS Large Cap Alpha Fund	Classes A, C, R and Y
Victory RS Investors Fund	RS Investors Fund	Classes A, C, R and Y
Victory Global Natural Resources Fund	Global Natural Resources Fund	Classes A, C, R and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

54

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 3	Total
RS Partners Fund
Common Stocks	$413,079,214	$—	$413,079,214
Preferred Stocks	—	587,369	587,369
Collateral for Securities Loaned	8,410,995	—	8,410,995
Total	421,490,209	587,369	422,077,578
RS Value Fund
Common Stocks	373,298,884	—	373,298,884
Collateral for Securities Loaned	8,713,132	—	8,713,132
Total	382,012,016	—	382,012,016
RS Large Cap Alpha Fund
Common Stocks	544,508,187	—	544,508,187
Collateral for Securities Loaned	6,657,852	—	6,657,852
Total	551,166,039	—	551,166,039
RS Investors Fund
Common Stocks	42,353,395	—	42,353,395
Collateral for Securities Loaned	180,023	—	180,023
Total	42,533,418	—	42,533,418
Global Natural Resources Fund
Common Stocks	144,672,956	—	144,672,956
Collateral for Securities Loaned	10,183,560	—	10,183,560
Total	154,856,516	—	154,856,516

For the year ended December 31, 2019, there were no Level 3 investments for which significant observable inputs were used to determine fair value.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

55

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A.("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	> 90 Days	Net Amount
RS Partners Fund	$8,210,823	$8,210,823	$—	$—	$—	$—
RS Value Fund	8,516,639	8,516,639	—	—	—	—
RS Large Cap Alpha Fund	6,477,980	6,477,980	—	—	—	—
RS Investors Fund	174,600	174,600	—	—	—	—
Global Natural Resources Fund	9,744,481	9,744,481	—	—	—	—

*  Collateral received in excess of the fair value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

56

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2019, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(loss)	Capital
RS Partners Fund	$(3,343,566)	$3,343,566
RS Value Fund	(3,327,454)	3,327,454
RS Large Cap Alpha Fund	242	(242)
RS Investors Fund	12,612	(12,612)
Global Natural Resources Fund	(31,216)	31,216

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

57

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2019 were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS Partners Fund	$238,410,539	$361,943,419
RS Value Fund	203,119,610	289,019,722
RS Large Cap Alpha Fund	263,831,906	337,359,720
RS Investors Fund	25,604,490	31,801,502
Global Natural Resources Fund	73,454,181	259,847,358

For the year ended December 31, 2019, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with SailingStone Capital Partners LLC ("SailingStone"). SailingStone is responsible for providing day-to-day investment advisory services to the Global Natural Resources Fund, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees paid by VCM to SailingStone do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
Global Natural Resources Fund	1.00%

58

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the fiscal year ended December 31, 2019, the Distributor received approximately $18,637 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded

59

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

from the expense limits. As of December 31, 2019, the expense limits (excluding voluntary waivers) are as follows:

	In effect January 1, 2019 until April 30, 2020
	Class A Shares	Class C Shares	Class R Shares	Class Y Shares
RS Partners Fund	1.45%	N/A	1.81%	1.12%
RS Value Fund	1.30%	2.07%	1.69%	1.06%
RS Large Cap Alpha Fund	0.89%	1.69%	1.26%	0.68%
RS Investors Fund	1.33%	2.07%	1.95%	1.05%
Global Natural Resources Fund	1.48%	2.28%	1.86%	1.15%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

As of December 31, 2019, the following amounts are available to be repaid to the Adviser:

	Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Total
RS Partners Fund	$487,905	$386,406	$344,191	$1,218,502
RS Value Fund	94,907	116,096	154,554	365,557
RS Large Cap Alpha Fund	283,005	236,137	327,684	846,826
RS Investors Fund	179,335	163,946	162,310	505,591
Global Natural Resources Fund	697,524	577,205	429,505	1,704,234

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

60

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

For the Global Natural Resources Fund (herein, the "Fund"), concentrating investments in the natural resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" with Citibank. Under the agreements with Citibank, for the period January 1, 2019 to June 30, 2019, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. Effective July 1, 2019, the agreement was amended to include the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in effect for the period January 1, 2019 to June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the period July 1, 2019 to December 31, 2019, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended December 31, 2019, Citibank earned approximately $300 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex and the USAA Mutual Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period, if applicable, is presented on the Statement of Operations under Line of credit fees.

The Funds did not utilize the Line of Credit during the year ended December 31, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Income on interfund lending.

The Funds did not utilize Interfund lending during the year ended December 31, 2019.

61

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Partners Fund	$2,917,501	$38,853,618	$41,771,119	$41,771,119
RS Value Fund	3,088,482	24,249,837	27,338,319	27,338,319
RS Large Cap Alpha Fund	3,767,453	17,315,428	21,082,881	21,082,881
RS Investors Fund	—	1,871,145	1,871,145	1,871,145
Global Natural Resources Fund	294,977	—	294,977	294,977
	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Partners Fund	$21,072,795	$64,795,114	$85,867,909	$85,867,909
RS Value Fund	17,224,429	33,453,011	50,677,440	50,677,440
RS Large Cap Alpha Fund	11,094,267	78,647,453	89,741,720	89,741,720
RS Investors Fund	1,664,202	4,543,064	6,207,266	6,207,266
Global Natural Resources Fund	—	—	—	—

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
RS Partners Fund	$—	$4,799,756	$4,799,756	$—	$80,515,899	$85,315,655
RS Value Fund	—	5,817,804	5,817,804	—	62,481,947	68,299,751
RS Large Cap Alpha Fund	2,772,546	16,152,410	18,924,956	—	115,775,227	134,700,183
RS Investors Fund	—	86,176	86,176	—	7,057,950	7,144,126
Global Natural Resources Fund	325,261	—	325,261	(1,664,990,521)	(288,744,367)	(1,953,409,627)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2019, the following fund had net capital loss carryforwards (no expiration) as summarized in the table below:

	Short-Term Amount	Long-Term Amount	Total
Global Natural Resources Fund	$11,399,572	$1,653,590,949	$1,664,990,521

62

Victory Portfolios	Notes to Financial Statements — continued December 31, 2019

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Partners Fund	$341,561,679	$83,800,860	$(3,284,961)	$80,515,899
RS Value Fund	319,530,069	64,277,114	(1,795,167)	62,481,947
RS Large Cap Alpha Fund	435,390,812	116,388,180	(612,953)	115,775,227
RS Investors Fund	35,475,468	7,480,319	(422,369)	7,057,950
Global Natural Resources Fund	443,601,120	13,435,128	(302,179,732)	(288,744,604)

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net."

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
RS Partners Fund	National Financial Services	33.3%
Global Natural Resources Fund	Charles Schwab and Co., LLC	31.8%

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund and Victory Global Natural Resources Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the three years ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019 and the Funds' financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

64

Victory Portfolios	Supplemental Information December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 68	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

65

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 75	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

66

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 66	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

67

Victory Portfolios	Supplemental Information — continued December 31, 2019

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
RS Partners Fund
Class A Shares	$1,000.00	$1,067.30	$1,017.90	$7.56	$7.38	1.45%
Class R Shares	1,000.00	1,065.80	1,016.08	9.42	9.20	1.81%
Class Y Shares	1,000.00	1,069.60	1,019.56	5.84	5.70	1.12%

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Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
RS Value Fund
Class A Shares	$1,000.00	$1,077.60	$1,018.65	$6.81	$6.61	1.30%
Class C Shares	1,000.00	1,073.40	1,014.77	10.82	10.51	2.07%
Class R Shares	1,000.00	1,075.90	1,016.69	8.84	8.59	1.69%
Class Y Shares	1,000.00	1,079.40	1,019.86	5.56	5.40	1.06%
RS Large Cap Alpha Fund
Class A Shares	1,000.00	1,101.20	1,020.72	4.71	4.53	0.89%
Class C Shares	1,000.00	1,096.80	1,016.69	8.93	8.59	1.69%
Class R Shares	1,000.00	1,099.30	1,018.85	6.67	6.41	1.26%
Class Y Shares	1,000.00	1,102.30	1,021.78	3.60	3.47	0.68%
RS Investors Fund
Class A Shares	1,000.00	1,050.00	1,018.50	6.87	6.77	1.33%
Class C Shares	1,000.00	1,045.90	1,014.77	10.67	10.51	2.07%
Class R Shares	1,000.00	1,046.90	1,015.38	10.06	9.91	1.95%
Class Y Shares	1,000.00	1,051.80	1,019.91	5.43	5.35	1.05%
Global Natural Resources Fund
Class A Shares	1,000.00	878.70	1,017.74	7.01	7.53	1.48%
Class C Shares	1,000.00	875.40	1,013.71	10.78	11.57	2.28%
Class R Shares	1,000.00	877.40	1,015.83	8.80	9.45	1.86%
Class Y Shares	1,000.00	880.60	1,019.41	5.45	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).
69

Victory Portfolios	Supplemental Information — continued December 31, 2019

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Additional Federal Income Tax Information

For the year ended December 31, 2019, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
RS Partners Fund	100%
RS Value Fund	100%
RS Large Cap Alpha Fund	100%
Global Natural Resources Fund	100%

Dividends qualified for corporate dividends received deductions of:

Amount
RS Partners Fund	100%
RS Value Fund	100%
RS Large Cap Alpha Fund	100%
Global Natural Resources Fund	100%

For the year ended December 31, 2019, the following Fund designated short-term capital gain distributions in the amount of:

Amount
RS Value Fund	$1,638,983

For the year ended December 31, 2019, the Funds designated long-term capital gain distributions in the amount of:

Amount
RS Partners Fund	$42,210,344
RS Value Fund	27,555,408
RS Large Cap Alpha Fund	17,315,428
RS Investors Fund	1,871,145

70

Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Agreement"), and the sub-advisory agreement between SailingStone Capital Partners LLC (the "Sub-Adviser") and the Adviser, on behalf of the Global Natural Resources Fund (the "Sub-Advisory Agreement"), and at an in-person meeting, which was called for that purpose, on December 4, 2019. The Board also considered information relating to the Funds and both the Agreement and the Sub-Advisory Agreement provided throughout the year and, more specifically, at a meeting on October 22, 2019. The Board noted that prior to each Fund's reorganization on July 29, 2016, each Fund was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and the Global Natural Resources Fund was sub-advised by the Sub-Adviser. In considering whether to approve the Agreement, the Board requested, and the Adviser or the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement and the Sub-Advisory Agreement should be continued. The Board reviewed numbers factors with respect to each Fund, including the Sub-Adviser's history as the sub-adviser for the predecessor fund of the Global Natural Resources Fund and the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

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Victory Portfolios	Supplemental Information — continued December 31, 2019

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•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees, with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fees as the Fund grows would have no impact on the Fund or its shareholders. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

With respect to the Global Natural Resources Fund, the Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

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Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Partners Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for the one- and three-year periods, underperformed both the benchmark index and the peer group median for the five-year period, outperformed the benchmark index for the ten-year period, and underperformed the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Value Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index and the peer group median for the one- and three-year periods, outperformed the peer group median for the five-year period, underperformed the benchmark index for the five-year period, and underperformed both the benchmark index and the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Large Cap Alpha Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the three-year period, and underperformed the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Investors Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, with the exception of the five-year period, outperformed the peer group median for the one- and ten-year periods, and underperformed the peer group median for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

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Victory Portfolios	Supplemental Information — continued December 31, 2019

  (Unaudited)

Global Natural Resources Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2019, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board discussed the Fund's investment strategy, the Adviser's and Sub-Adviser's implementation of the strategy, and related market conditions, together with relevant fee and expense considerations. The Board also discussed the steps taken by the Adviser and the Sub-Adviser to enhance performance in the future, and the Board's continued monitoring of the Fund's performance.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Global Natural Resources Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

74

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSVF-AR (12/19)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2019	2018
(a) Audit Fees (1)	$297,500	$391,472
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	87,750	106,480
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by The Funds’ independent registered public accounting firm for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by The Funds’ independent registered public accounting firm reasonably related to the performance of the  audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by The Funds’ independent registered public accounting firm for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended December 31, 2019 and December 31, 2018, there were no fees billed for professional services rendered by The Funds’ independent registered public accounting firm to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2019 and 2018 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2019	$0
2018	$133,280

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)      Not applicable.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	February 27, 2020

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 27, 2020